Exhibit 3.1

Execution Version

Exhibit 10.4(t)

OMNIBUS

AMENDMENT NO. 19 TO
RECEIVABLES LOAN AGREEMENT

AMENDMENT NO. 9 TO
SALE AND CONTRIBUTION AGREEMENT

AMENDMENT NO. 1 TO

CUSTODY AGREEMENT

This OMNIBUS AMENDMENT NO. 19 TO RECEIVABLES LOAN AGREEMENT, AMENDMENT NO. 9 TO SALE AND CONTRIBUTION AGREEMENT AND
AMENDMENT NO. 1 TO CUSTODY AGREEMENT (this “Amendment”), effective as of
October 27, 2021 (the “Effective Date”), is executed by and among HILTON GRAND
VACATIONS TRUST I LLC, a Delaware limited liability company (together with its successors and assigns, the “Borrower”), GRAND VACATIONS SERVICES LLC, a Delaware limited liability company (the “Servicer”), HILTON RESORTS CORPORATION, a Delaware
corporation, as seller (the “Seller”), the financial institutions signatory hereto as Managing
Agents, the financial institutions signatory hereto as Conduit Lenders, the financial institutions signatory hereto as Committed Lenders, BANK OF AMERICA, N.A., as Administrative Agent
(the “Administrative Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as
Securities Intermediary, Paying Agent and Custodian. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed thereto in the “Receivables Loan Agreement”
(defined below).

WITNESSETH:

WHEREAS, the Borrower, the Managing Agents party thereto, the Administrative Agent,
Wells Fargo Bank, National Association, as Securities Intermediary and Paying Agent, the
Conduit Lenders party thereto, and the Committed Lenders party thereto are parties to that certain Receivables Loan Agreement dated as of May 9, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Loan Agreement”);

WHEREAS, the Borrower and the Seller are party to that certain Sale and Contribution
Agreement, dated as of May 9, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Sale and Contribution Agreement”);

WHEREAS, the Borrower, the Servicer, the Administrative Agent and the Custodian are
party to that certain Custody Agreement, dated as of May 9, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Custody Agreement”);

WHEREAS, as provided herein, the parties hereto have agreed to amend certain provisions of the Receivables Loan Agreement, the Sale and Contribution Agreement and the
Custody Agreement, each as further described below;

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Exhibit 3.1

Execution Version

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.
Amendment to the Receivables Loan Agreement. Effective as of the
Effective Date, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Receivables Loan Agreement is hereby amended as set forth on Exhibit A attached hereto, with deletions of text indicated by struck-through text and insertions indicated by bold, double-underlined text.
Section 2.
Amendment to the Sale and Agreement. Effective as of the Effective
Date, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the
Sale and Contribution Agreement is hereby amended as set forth on Exhibit B attached hereto, with deletions of text indicated by struck-through text and insertions indicated by bold, double-
underlined text.
Section 3.
Amendment to the Custody Agreement. Effective as of the Effective Date,
and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the
Custody Agreement is hereby amended as set forth on Exhibit C attached hereto, with deletions of text indicated by struck-through text and insertions indicated by bold, double-underlined text.
Section 4.
Conditions Precedent. This Amendment shall become effective on the
Effective Date upon the satisfaction of the Administrative Agent having received counterparts of this Amendment executed by each of the parties hereto.
Section 5.
Representations, Warranties and Confirmations. Each of the Borrower, the Servicer and the Seller hereby represents and warrants, with respect to itself, that:
5.1.
It has the power and is duly authorized, including by all limited liability company action on its part, to execute and deliver this Amendment.
5.2.
This Amendment has been duly and validly executed and delivered by it.
5.3.
This Amendment, the Receivables Loan Agreement, the Sale and
Contribution Agreement and the Custody Agreement as amended hereby, constitute legal, valid and binding obligations of such Person and are enforceable against such Person in accordance with their terms.
5.4.
Immediately prior, and after giving all effect, to this Amendment, the covenants, representations and warranties of the Borrower set forth in the Receivables Loan
Agreement are true and correct in all material respects as of the date hereof (except to the extent such representations or warranties relate solely to an earlier date and then as of such date).
5.5.
Immediately prior, and after giving all effect, to this Amendment, the covenants, representations and warranties of the Seller set forth in the Sale and Contribution
Agreement are true and correct in all material respects as of the date hereof (except to the extent such representations or warranties relate solely to an earlier date and then as of such date).

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Exhibit 3.1

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5.6.
Immediately prior, and after giving all effect, to this Amendment, no event, condition or circumstance has occurred and is continuing which constitutes a Servicer
Termination Event, Unmatured Servicer Termination Event, Default or Event of Default.
Section 6.
Entire Agreement. The parties hereto hereby agree that this Amendment constitutes the entire agreement concerning the subject matter hereof and supersedes any and all written and/or oral prior agreements, negotiations, correspondence, understandings and communications.
Section 7.
Effectiveness of Amendment. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Custody Agreement, the Receivables Loan
Agreement, the Sale and Contribution Agreement and the other Facility Documents, as applicable, shall remain in full force and effect and are hereby ratified and confirmed. This
Amendment shall not operate as a consent, waiver, amendment or other modification of any other term or condition set forth in the Custody Agreement, the Receivables Loan Agreement,
the Sale and Contribution Agreement and the other Facility Documents or any right, power or remedy of the Administrative Agent or any Managing Agent or Lender under the Custody
Agreement, the Receivables Loan Agreement, the Sale and Contribution Agreement and the
other Facility Documents, except as expressly modified hereby. Upon the effectiveness of this
Amendment, each reference in the Custody Agreement, the Receivables Loan Agreement or the
Sale and Contribution Agreement to “this Agreement”, “this Custody Agreement” or “this
Receivables Loan Agreement” or words of like import shall mean and be references to the
Custody Agreement, the Receivables Loan Agreement or the Sale and Contribution Agreement,
as applicable, as amended hereby, and each reference in any other Facility Document to the
Custody Agreement, the Receivables Loan Agreement or the Sale and Contribution Agreement
or to any terms defined in the Custody Agreement, the Receivables Loan Agreement or the Sale
and Contribution Agreement which are modified hereby shall mean and be references to the
Custody Agreement, the Receivables Loan Agreement or the Sale and Contribution Agreement,
as applicable, or to such terms as modified hereby.
Section 8.
GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 9.
Binding Effect. This Amendment shall be binding upon and shall be enforceable by parties hereto and their respective successors and permitted assigns.
Section 10.
Headings. The Section headings herein are for convenience only and will not affect the construction hereof.
Section 11.
Novation. This Amendment does not constitute a novation or termination of the Receivables Loan Agreement, the Custody Agreement or any Facility Document and all obligations thereunder are in all respects continuing with only the terms thereof being modified as provided herein.

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Exhibit 3.1

Execution Version

Section 12.
Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in a “.pdf” file shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 13.
Fees, Costs and Expenses. The Borrower agrees to pay on demand all reasonable fees and out-of-pocket expenses of Morgan, Lewis & Bockius LLP, counsel for the Administrative Agent, incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection herewith.
Section 14.
Electronic Signatures. This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable.
Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other
Signature Law due to the character or intended character of the writings.

[Signature Pages Follow]

DB1/ 121205049.7 4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

HILTON GRAND VACATIONS TRUST I LLC,

as Borrower

By: /s/ Charles Corbin

Name: Charles Corbin

Title: Executive Vice President & Security

GRAND VACATIONS SERVICES LLC,

as Servicer

By: /s/ Charles Corbin

Name: Charles Corbin

Title: Executive Vice President & Security

HILTON RESORTS CORPORATION,

as Seller

By: /s/ Charles Corbin

Name: Charles Corbin

Title: Executive Vice President & Security

[Signature Page to Omnibus Amendment No. 19 to Receivables Loan Agreement, Amendment No. 9 to Sale and Contribution Agreement and Amendment No. 1 to Custody Agreement]

Exhibit 3.1

Execution Version

BANK OF AMERICA, N.A.

as Administrative Agent

By: /s/ Carl W. Anderson

Name: Carl W. Anderson

Title: Managing Director

BANK OF AMERICA, N.A.

as a Committed Lender and a Managing Agent

By: /s/ Carl W. Anderson

Name: Carl W. Anderson

Title: Managing Director

[Signature Page to Omnibus Amendment No. 19 to Receivables Loan Agreement, Amendment No. 9 to Sale and Contribution Agreement and Amendment No. 1 to Custody Agreement]

Exhibit 3.1

Execution Version

DEUTSCHE BANK AG, NEW YORK BRANCH

as a Committed Lender and a Managing Agent

By: /s/ Kai Ang

Name: Kai Ang

Title: Director

By: /s/James Spencer

Name: James Spencer

Title: Vice President

[Signature Page to Omnibus Amendment No. 19 to Receivables Loan Agreement, Amendment No. 9 to Sale and Contribution Agreement and Amendment No. 1 to Custody Agreement]

Exhibit 3.1

Execution Version

BARCLAYS BANK PLC.

as a Committed Lender and a Managing Agent

By: /s/ Chin-Yong Choe

Name: Chin-Yong Choe

Title: Director

SHEFFIELD RECEIVABLES COMPANY LLC,

as a Conduit Lender

By: Barclays Bank PLC,

as attorney-in-fact

By: /s/ Chin-Yong Choe

Name: Chin-Yong Choe

Title: Director

[Signature Page to Omnibus Amendment No. 19 to Receivables Loan Agreement, Amendment No. 9 to Sale and Contribution Agreement and Amendment No. 1 to Custody Agreement]

Exhibit 3.1

Execution Version

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Committed Lender and a Managing Agent

By: /s/ Leigh Poltrack

Name: Leigh Poltrack

Title: Director

[Signature Page to Omnibus Amendment No. 19 to Receivables Loan Agreement, Amendment No. 9 to Sale and Contribution Agreement and Amendment No. 1 to Custody Agreement]

Exhibit 3.1

Execution Version

TRUIST BANK,

as a Committed Lender and a Managing Agent

By: /s/ Vivek Saraswat

Name: Vivek Saraswat

Title: Senior Vice President

[Signature Page to Omnibus Amendment No. 19 to Receivables Loan Agreement, Amendment No. 9 to Sale and Contribution Agreement and Amendment No. 1 to Custody Agreement]

Exhibit 3.1

Execution Version

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Custodian, Paying Agent and Securities Intermediary

By: /s/ William Semsch

Name: William Semsch

Title: Assistant Vice President

Acknowledged and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Backup Servicer

By: /s/ William Semsch

Name: William Semsch

Title: Assistant Vice President

[Signature Page to Omnibus Amendment No. 19 to Receivables Loan Agreement, Amendment No. 9 to Sale and Contribution Agreement and Amendment No. 1 to Custody Agreement]

EXHIBIT A

RECEIVABLES LOAN AGREEMENT

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Exhibit 3.1

Execution Version

CONFORMED COPY

Amendment No. 1 dated as of July 25, 2013

Omnibus Amendment No. 2 dated as of October 25, 2013

Amendment No. 3 dated as of December 5, 2014

Omnibus Amendment No. 4 dated as of August 18, 2016

Amendment No. 5 dated as of October 4, 2016

Amendment No. 6 dated as of December 14, 2016

Amendment No. 7 dated as of April 19, 2017

Amendment No. 8 dated as of March 9, 2018

Amendment No. 9 dated as of May 14, 2018

Amendment No. 10 dated as of February 14, 2019

Amendment No. 11 dated as of April 25, 2019

Amendment No. 12 dated as of September 19, 2019

Amendment No. 13 dated as of January 17, 2020

Amendment No. 14 dated as of April 22, 2020

Amendment No. 15 dated as of May 8, 2020

Amendment No. 16 dated as of August 14, 2020

Amendment No. 17 dated as of December 18, 2020

Amendment No. 18 dated as of March 22, 2021

Amendment No. 19 dated as of October 27, 2021

DB1/ ~~121185831.1~~121185831.9

RECEIVABLES LOAN AGREEMENT

Dated as of May 9, 2013

among

HILTON GRAND VACATIONS TRUST I LLC,

as Borrower

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Paying Agent and Securities Intermediary

THE PERSONS FROM TIME TO TIME

PARTY HERETO AS CONDUIT LENDERS,

THE FINANCIAL INSTITUTIONS FROM TIME TO TIME

PARTY HERETO AS COMMITTED LENDERS,

THE FINANCIAL INSTITUTIONS FROM TIME TO TIME
PARTY HERETO AS MANAGING AGENTS,

and

BANK OF AMERICA, N.A.,

as Administrative Agent and as Structuring Agent

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Exhibit 3.1

Execution Version

ARTICLE I DEFINITIONS 1

SECTION 1.01. Certain Defined Terms 1

SECTION 1.02. Other Terms and Constructions ~~37~~38

SECTION 1.03. Computation of Time Periods 38

SECTION 1.04. Acknowledgement and Consent to Bail-In of Affected Financial Institutions 38

ARTICLE II AMOUNTS AND TERMS OF THE LOANS ~~38~~39

SECTION 2.01. The Loans ~~38~~39

SECTION 2.02. Borrowing Procedures ~~39~~40

SECTION 2.03. Reductions and Increases to the Facility Limit. ~~42~~43

SECTION 2.04. Interest and Unused Fees 43

SECTION 2.05. Principal Payments - Generally. ~~43~~44

SECTION 2.06. Application of Collections 44

SECTION 2.07. Extension of Commitment Termination Date ~~45~~46

SECTION 2.08. Payments and Computations, Etc 46

SECTION 2.09. Interest Protection ~~46~~47

SECTION 2.10. Increased Capital 47

SECTION 2.11. Funding Losses ~~48~~49

SECTION 2.12. Taxes ~~48~~49

SECTION 2.13. Security Interest ~~50~~51

SECTION 2.14. Refinancings 52

SECTION 2.15. Release of Lien ~~53~~54

SECTION 2.16. The Collection Account and Hedge Reserve Account. ~~53~~54

SECTION 2.17. The Paying Agent ~~56~~57

SECTION 2.18. Defaulting Committed Lenders ~~60~~61

SECTION 2.19. Replacement of Lender Group ~~61~~62

SECTION 2.20. LIBOR Replacement ~~61~~62

ARTICLE III CONDITIONS PRECEDENT ~~63~~64

SECTION 3.01. Conditions Precedent to Effectiveness ~~63~~64

SECTION 3.02. Conditions Precedent to All Borrowings ~~63~~64

SECTION 3.03. Conditions to Funding a Delayed Funding Amount ~~64~~65

ARTICLE IV REPRESENTATIONS AND WARRANTIES ~~64~~65

SECTION 4.01. Representations and Warranties of the Borrower 65

ARTICLE V COVENANTS ~~69~~70

SECTION 5.01. Affirmative Covenants of the Borrower ~~69~~70

SECTION 5.02. Reporting Requirements of the Borrower ~~73~~74

SECTION 5.03. Covenants of the Borrower Relating to Hedging ~~75~~76

SECTION 5.04. Negative Covenants of the Borrower ~~77~~79

SECTION 5.05. Special Covenants Regarding Retention ~~79~~81

ARTICLE VI SERVICING ~~81~~82

SECTION 6.01. Servicing Agreement ~~81~~82

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ARTICLE VII EVENTS OF DEFAULT ~~81~~82

SECTION 7.01. Events of Default ~~81~~82

SECTION 7.02. Right to Cure. ~~83~~85

SECTION 7.03. Remedies ~~84~~85

SECTION 7.04. Appointment as Attorney in Fact ~~85~~86

SECTION 7.05. Performance of Borrower’s Obligations ~~86~~87

SECTION 7.06. Powers Coupled with an Interest ~~86~~87

ARTICLE VIII INDEMNIFICATION ~~86~~87

SECTION 8.01. Indemnities by the Borrower ~~86~~88

SECTION 8.02. Limited Liability of Parties ~~88~~90

ARTICLE IX THE AGENTS ~~88~~90

SECTION 9.01. Authorization and Action ~~88~~90

SECTION 9.02. Agents’ Reliance, Etc ~~88~~90

SECTION 9.03. Agents and Affiliates ~~89~~90

SECTION 9.04. Lender’s Loan Decision ~~89~~91

SECTION 9.05. Delegation of Duties ~~89~~91

SECTION 9.06. Indemnification ~~89~~91

SECTION 9.07. Successor Agents ~~89~~91

ARTICLE X MISCELLANEOUS ~~90~~92

SECTION 10.01. Amendments, Etc ~~90~~92

SECTION 10.02. Notices, Etc ~~91~~93

SECTION 10.03. Assignability ~~91~~93

SECTION 10.04. Additional Lender Groups ~~93~~95

SECTION 10.05. Consent to Jurisdiction ~~93~~95

SECTION 10.06. WAIVER OF JURY TRIAL ~~94~~96

SECTION 10.07. Right of Setoff ~~94~~96

SECTION 10.08. Ratable Payments ~~94~~96

SECTION 10.09. Limitation of Liability ~~94~~96

SECTION 10.10. Costs, Expenses and Taxes ~~95~~97

SECTION 10.11. No Proceedings ~~95~~97

SECTION 10.12. Confidentiality ~~95~~97

SECTION 10.13. No Waiver; Remedies ~~97~~98

SECTION 10.14. GOVERNING LAW ~~97~~99

SECTION 10.15. Execution in Counterparts ~~97~~99

SECTION 10.16. Integration; Binding Effect; Survival of Termination ~~97~~99

SECTION 10.17. Electronic Signatures.. ~~97~~99

SECTION 10.18. Recognition of the U.S. Special Resolution Regimes. ~~97~~99

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Exhibit 3.1

Execution Version

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Exhibit 3.1

Execution Version

EXHIBITS AND SCHEDULES

EXHIBIT A-1	Form of Credit Policy
EXHIBIT A-2	Form of Collection Policy
EXHIBIT B	Form of Borrowing Request
EXHIBIT C	Form of Monthly Report
EXHIBIT D	List of Offices of Borrower where Records are Kept
EXHIBIT E	List of Accounts and Account Banks
EXHIBIT F	Form of Assignment and Acceptance
EXHIBIT G	Form of Joinder Agreement
EXHIBIT H	Form of Prepayment Notice
EXHIBIT I	Form of Refinancing Release
EXHIBIT J	Form of Global Assignment of Mortgages and Timeshare Loan Files and Power of Attorney (Seller)
EXHIBIT K	Form of Global Assignment of Mortgages and Timeshare Loan Files and Power of Attorney (Borrower)
EXHIBIT L	Form of Notice of Exclusive Control
EXHIBIT M	Certain Borrower Information

SCHEDULE I	Representations and Warranties with respect to the Timeshare Loans
SCHEDULE II	Lender Groups
SCHEDULE III	Notice Addresses and Wiring Instructions
SCHEDULE IV	List of Closing Documents and Deliveries
SCHEDULE V	Resorts and Resort Associations

DB1/ ~~121185831.1~~121185831.9 iv

RECEIVABLES LOAN AGREEMENT

This RECEIVABLES LOAN AGREEMENT dated as of May 9, 2013, is by and among HILTON GRAND VACATIONS TRUST I LLC, a Delaware limited liability company, as Borrower, WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Paying Agent and Securities Intermediary, THE COMMERCIAL PAPER CONDUITS FROM TIME TO TIME
PARTY HERETO, as Conduit Lenders, THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO, as Committed Lenders, THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO, as Managing Agents, and BANK OF AMERICA, N.A., as Administrative Agent for the Conduit Lenders and the Committed Lenders. Capitalized terms used herein shall have the meanings specified in Section 1.01.

PRELIMINARY STATEMENTS

WHEREAS, the Borrower may from time to time purchase Timeshare Loans and related assets from the Seller pursuant to the Sale and Contribution Agreement;

WHEREAS, to fund its purchases under the Sale and Contribution Agreement, the Borrower may from time to time request Loans from the Lenders on the terms and conditions of this Agreement;

WHEREAS, the Conduit Lenders may, in their sole discretion, make Loans so requested from time to time, and if a Conduit Lender in any Lender Group elects not to make any such Loan or if there is not a Conduit Lender in any Lender Group, the Committed Lenders in such Lender Group have agreed that they shall make such Loan, in each case subject to the terms and conditions of this
Agreement;

NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party agrees as follows:

ARTICLE I

DEFINITIONS
SECTION I.01.
Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (and capitalized terms used but not defined herein which are defined in any other Facility Document shall have the respective meanings given to such terms in such other Facility Document):

“Absence of Recorded Mortgage” means, with respect to a Timeshare Loan, that the related Timeshare Loan File contains evidence of the type specified in clause (b)(ii), but not clause (b)(i), of the definition of Timeshare Loan File.

“Account Banks” means, collectively, the Clearing Account Bank, the Collection
Account Bank and the Hedge Reserve Account Bank.

“Account Collateral” means the Collection Account, the Hedge Reserve Account and the Clearing Account, including, (i) all certificates and instruments, if any, from time to time representing or evidencing any of such accounts or any funds held therein, (ii) all investment property and other financial assets or proceeds thereof held in, or acquired with funds from, such accounts and all certificates and instruments from time to time representing or evidencing such investment property and

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Exhibit 3.1

Execution Version

financial assets, (iii) all notes, certificates of deposit and other instruments from time to time hereafter delivered or transferred to, or otherwise possessed by, the Administrative Agent in substitution for any of the then existing accounts and (iv) all interest, dividends, cash, instruments, financial assets, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

“Account Number” means, with respect to a Timeshare Loan, an alphanumeric designation of such Timeshare Loan that, among all timeshare loans serviced by the Servicer, is unique to such Timeshare Loan.

“Accounts” means, collectively, the Clearing Account, the Collection Account, the
Hedge Reserve Account and the Unidentified Receipts Account.

“Additional Timeshare Loan” means any Eligible Timeshare Loan (including any Qualified Substitute Timeshare Loan) Transferred by the Seller to the Borrower on a Transfer Date.

“Adjusted LIBO Rate” means, on any day, (a) for any Lender in the Lender Group for which BANA is the Managing Agent, the applicable LIBO Rate in effect on such day for such Lender or (b) for any other Lender, an interest rate per annum obtained by dividing (i) the applicable LIBO Rate in effect on such day for such Lender by (ii) a percentage equal to 100% minus the LIBO Rate Reserve Percentage for such day.

“Administrative Agent” means BANA, in its capacity as agent for the Lenders, together with its successors and permitted assigns.

“Adverse Claim” means a Lien other than any Permitted Lien.

“Affected Financial Institutions” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affected Party” means any Lender, BANA, individually and in its capacity as Administrative Agent, any Managing Agent, any Liquidity Provider and, with respect to each of the foregoing, the parent company or holding company that controls such Person.

“Affiliate” means, with respect to any Person, any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” (together with the correlative meanings of “controlled by” and “under common control with”) means possession, directly or indirectly, of the power (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the directors or managing general partners (or their equivalent) of such Person, or (b) to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

“Aggregate Commitment” means, on any date of determination, the sum of the Commitments then in effect.

“Aggregate Loan Principal Balance” means, at any time, the aggregate outstanding Principal Amount of all Loans.

“Agreement” means this Receivables Loan Agreement.

“Alternative Rate” means, with respect to a Loan on any day, an interest rate per annum equal to the sum of (a) the Used Fee Rate, plus (b) the Adjusted LIBO Rate for such day; provided,

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Exhibit 3.1

Execution Version

however, that if a LIBOR Disruption Event is continuing on such day, the Alternative Rate shall be an interest rate per annum equal to the Prime Rate in effect on such day.

“Amendment No. 4 Effective Date” means August 18, 2016.

“Amendment No. 15 Effective Date” means May 8, 2020.

“Amendment No. 19 Effective Date” means October 27, 2021.

“Amortization Date” means the earliest to occur of (i) the Commitment Termination
Date, (ii) the declaration or automatic occurrence of the Amortization Date pursuant to Section 7.03 and (iii) that Business Day which the Borrower designates as the Amortization Date by notice to the Administrative Agent at least five (5) Business Days prior to such Business Day.

“Applicable Cross Default Amount” means, on any date of determination, $50,000,000; provided, however, that ~~if~~for as long as the ~~Seller enters into the Seller~~HGV Credit Agreement~~, on and~~
~~after the Seller Credit Agreement Effective Date~~ is in effect, the Applicable Cross Default Amount shall be the dollar threshold set forth in the ~~Seller~~HGV Credit Agreement above which a failure on the part of ~~the Seller~~HGV to pay Indebtedness or the acceleration of Indebtedness of ~~the Seller~~HGV would constitute an event of default thereunder.

“Applicable Judgment Default Amount” means, on any date of determination, $25,000,000; provided, however, that ~~if~~for as long as the ~~Seller enters into the Seller~~HGV Credit Agreement~~, on and after the Seller Credit Agreement Effective Date~~ is in effect, the Applicable Judgment Default Amount shall be the dollar threshold set forth in the ~~Seller~~HGV Credit Agreement above which a failure to pay, discharge or stay a judgment against ~~the Seller~~HGV would constitute an event of default thereunder.

“Applicable Measurement Date” means, with respect to a date of determination during an Interest Period, the close of business on the last day of the Collection Period immediately preceding the first day of such Interest Period.

“Approved Originator” means each of HRC and HRC Islander.

“Assignment” means, with respect to any Additional Timeshare Loans, an Assignment, substantially in the form of Exhibit A to the Sale and Contribution Agreement.

“Assignment and Acceptance” means an agreement substantially in the form set forth as Exhibit F hereto pursuant to which a new Conduit Lender or Committed Lender becomes party to this Agreement.

“Authoritative Copy” has the meaning set forth in the Custody Agreement.

“Authorized Representatives” has the meaning ascribed to such term in Section 19 of the Custody Agreement.

“Authorized Signatory” means, as to any Person and any agreement or other document to be executed by such Person, a Responsible Officer of such Person or any other individual who has been authorized by such Person by a power or attorney or other effective means to execute any such agreement or document on behalf of such Person.

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Exhibit 3.1

Execution Version

“Available Funds” means, for any Distribution Date and the related Collection Period,
(x) the sum of (i) all Collections received during such Collection Period, (ii) the amount deposited in the Collection Account in respect of cash proceeds of Timeshare Loans, if any, whether released from the
Lien of this Agreement in connection with a Refinancing or otherwise pursuant to Section 2.15, (iii) any Repurchase Price or Substitution Shortfall Amount paid by the Seller to the Borrower in connection with repurchases or substitutions of Pledged Timeshare Loans with respect to such Collection Period on or before such Distribution Date pursuant to the terms of the Sale and Contribution Agreement, (iv) all
Hedge Receipts with respect to such Distribution Date and (v) the amount deposited in the Collection Account from the Hedge Reserve Account, if any, pursuant to Section 2.16(k), minus (y) all amounts in respect of such Collection Period withdrawn from the Collection Account and applied to the prepayment of the Loans pursuant to Section 2.05 and minus (z) all amounts in respect of Processing Fees, non-sufficient funds fees, or late fees.

“Average Default Ratio” means, for any Distribution Date, the average of the Default Ratios determined for each of the three Collection Periods immediately preceding such Distribution Date.

“Average Delinquency Ratio” means, for any Distribution Date, the average of the Delinquency Ratios determined for each of the three Collection Periods immediately preceding such Distribution Date.

“Backup Servicer” means Wells Fargo, in its capacity as Backup Servicer pursuant hereto, or such other Person as may be proposed by the Borrower and approved by the Majority
Managing Agents.

“Backup Servicing Fee” means, for any Collection Period, the backup servicing fees set forth in the Wells Fargo Fee Letter for such Collection Period.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European
Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United
Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“BANA” means Bank of America, N.A., its successors and permitted assigns.

“Bankruptcy Code” means Title 11 of the United States Code, 11 U.S.C. Section 101 et seq. or any successor thereto.

“Basel II” means the “International Convergence of Capital Measurement and Capital Standards: a Revised Framework” developed by the Basel Committee on Banking Supervision, initially published in June 2004.

“Basel III Regulations” means (a) any of the following documents prepared by the Basel Committee on Banking Supervision of the Bank of International Settlements: (i) Basel III: International Framework for Liquidity Risk Measurement, Standards and Monitoring (December 2010), (ii) Basel III:

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A Global Regulatory Framework for More Resilient Banks and Banking Systems (June 2011) and (iii) Basel III: The Liquidity Coverage Ratio and Liquidity Risk Monitoring Tools (January 2013). Without limiting the generality of the foregoing, “Basel III Regulations” shall include Part 6 of the European
Union regulation on prudential requirements for credit institutions and investment firms (“Part 6”) and any law, regulation, standard, guideline, directive or other publication supplementing or otherwise modifying Part 6.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Borrower” means Hilton Grand Vacations Trust I LLC, a Delaware limited liability company, in its capacity as Borrower hereunder, together with its successors and permitted assigns.

“Borrower Information” has the meaning specified in Section 10.12(b) hereof.

“Borrower Obligations” means all present and future Indebtedness and other liabilities and obligations (howsoever created or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) of the Borrower to the Secured Parties arising under this Agreement or any other Facility Document, including the repayment of the Aggregate Loan Principal Balance and the payment of Interest, Unused Fees and all other amounts due or to become due from the Borrower under this
Agreement and the other Facility Documents (whether in respect of fees, expenses, indemnifications, breakage costs, increased costs or otherwise), interest, fees and other obligations that accrue after the commencement of any bankruptcy, insolvency or similar proceeding with respect to any Transaction
Party (in each case whether or not allowed as a claim in such proceeding).

“Borrower Redesignation” means a request, appropriately completed, substantially in the form of Exhibit H to the Custody Agreement.

“Borrower Representatives” has the meaning specified in Section 10.12(a) hereof.

“Borrowing” means a borrowing of Loans under this Agreement.

“Borrowing Base” means, on any date of determination, (a) the lesser of (i) the product of ~~the Maximum Advance Rate~~87.50% and the aggregate Timeshare Loan Balances of all Eligible Timeshare Loans on such date and (ii) the sum of the Collateral Values of all Eligible Timeshare Loans
on such date, minus (b) the Excess Concentration Amount on such date. For purposes of calculating the Borrowing Base on any date of determination, the Timeshare Loan Balance on such date of any Eligible Timeshare Loan that was an Over Sixty-Day Delinquent Timeshare Loan or a Defaulted Timeshare Loan on the Applicable Measurement Date will be zero.

“Borrowing Base Deficiency” means, as of any date of determination, including but not limited to each Distribution Date, each Borrowing Date, and each Refinancing Date, the excess, if any, of (i) the Aggregate Loan Principal Balance on such date (after giving effect to any payments or distributions to be made on such date in reduction of the Aggregate Loan Principal Balance) over (ii) the Borrowing Base on such date.

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“Borrowing Date” has the meaning specified in Section 2.02(a)(i).

“Borrowing Request” has the meaning specified in Section 2.02(a)(i).

“Business Day” means any day other than a Saturday, Sunday or public holiday or the equivalent for banks in New York City, New York or Minneapolis, Minnesota, and, if the term “Business Day” is used in connection with the LIBO Rate, any day on which dealings are carried on in the London interbank market.

“Capital Lease Obligations” means, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

“Change of Control” means the occurrence of any of the following: (i) any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934 as amended), other than any combination of the Permitted Holders, shall have acquired beneficial ownership of more than 35% on a fully diluted basis of the voting rights represented by the Equity
Interests of HGVI and the Permitted Holders shall own, directly or indirectly, less than such Person or “group” on a fully diluted basis of the voting rights represented by the Equity Interests of HGVI, (ii)
HGVI shall cease to own, directly or indirectly, 100% of the issued and outstanding Equity Interests of the Seller, or (c) the Seller shall cease to own directly 100% of the issued and outstanding Equity
Interests of the Borrower.

“Clearing Account” means the depositary account identified as such on Exhibit E into which Collections are collected or deposited.

“Clearing Account Bank” means the financial institution at which each of the Clearing Account, the Lockbox and the Unidentified Receipts Account is maintained. On the Closing Date, the Clearing Account Bank is Bank of America, N.A.

“Clearing Account Control Agreement” means the Clearing Account Control Agreement, dated as of the Closing Date, among the Borrower, the Clearing Account Bank and the Administrative Agent.

“Closing Date” means May 9, 2013.

“Code” means the Internal Revenue Code of 1986.

“Collateral” has the meaning set forth in Section 2.13.

“Collateral Value” means, for any Eligible Timeshare Loan, on any date of determination, the product of (i) the Timeshare Loan Balance of such Eligible Timeshare Loan on such date and (ii) the “Advance Rate” set forth in the table below applicable to the “Type” of such Eligible
Timeshare Loan set forth in the table below (it being understood that the applicable FICO® score shall be the highest FICO® score obtained by the Seller in conjunction with the origination of the Timeshare Loan):

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Execution Version

Type

FICO® score of 700 or higher:

FICO® score of 675-699:

FICO® score of 650-674:

FICO® score of 625-649:

FICO® score of 600-624:

Eligible Foreign Obligor (Japan):

Eligible Foreign Obligor (Non-Japan):

Domestic Obligor - no FICO® score:

Advance Rate 95.00% 80.50% 56.50% 49.50% 27.50% 95.00% 95.00% 80.50%

For purposes of calculating the Collateral Value on any date of determination, the Timeshare
Loan Balance on such date of any Eligible Timeshare Loan that was an Over Sixty-Day Delinquent Timeshare Loan or a Defaulted Timeshare Loan on the Applicable Measurement Date will be zero.

“Collection Account” has the meaning set forth in Section 2.16(a).

“Collection Account Bank” means the financial institution at which the Collection
Account is maintained.

“Collection Period” means each calendar month, and the Collection Period for any Distribution Date means the prior calendar month.

“Collection Policy” means (i) the collection policies and practices of the Servicer as in effect on the Amendment No. 4 Effective Date, a copy of which is attached as Exhibit A-2 hereto, as modified from time to time in accordance with the terms of the Servicing Agreement or (ii) if GVS is not the Servicer, the collection policies and practices of the successor Servicer.

“Collections” means any and all cash collections and other cash proceeds of each
Pledged Timeshare Loan received after the Cutoff Date for such Pledged Timeshare Loan, all payments or distributions of principal, interest, finance charges, fees, late charges, Liquidation Proceeds,
Processing Fees or other amounts collected in respect of each Pledged Timeshare Loans after the Cutoff Date for such Pledged Timeshare Loan and any other amounts received by or on behalf of the Borrower (or, as used in the definition of Transferred Property, the Seller) or the Servicer in respect of the Pledged Timeshare Loans; provided, that Miscellaneous Payments shall not constitute Collections.

“Commercial Paper” means the short term promissory notes issued by a Conduit Lender in the commercial paper market.

“Commitment” of any Committed Lender means the Dollar amount set forth on Schedule II hereto or, in the case of a Committed Lender that becomes a party to this Agreement pursuant to an Assignment and Acceptance or a Joinder Agreement the amount set forth therein as such Committed Lender’s “Commitment”, in each case as such amount may be (i) reduced or increased by any
Assignment and Acceptance entered into by such Committed Lender and the other parties thereto in accordance with the terms hereof and (ii) reduced or increased pursuant to Section 2.03.

“Commitment Termination Date” means August 12, 2022, as such date may be extended from time to time pursuant to Section 2.07.

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“Committed Lender” means, as to any Lender Group, each of the financial institutions listed on Schedule II as a “Committed Lender” for such Lender Group, together with its respective successors and permitted assigns.

“Conduit Lender” means, collectively, the Persons identified as “Conduit Lenders” on Schedule II and their respective successors and permitted assigns.

“Conduit Lending Limit” means, for any Conduit Lender, the maximum principal amount of the Loans which may be advanced by such Conduit Lender as set forth on Schedule II (or on the signature pages to the Assignment and Acceptance or Joinder Agreement pursuant to which such Conduit Lender became a party hereto), subject to assignment pursuant to Section 10.03, as such amount may be modified from time to time by notice from the related Managing Agent to the Borrower and the Administrative Agent.

“Connection Taxes” means, with respect to any Affected Party, Taxes imposed as a result of a present or former connection between such Affected Party and the jurisdiction imposing such Tax (other than connections arising from such Affected Party having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to, or enforced, any Facility Document, or sold or assigned an interest in any Facility Document).

“Consolidated EBITDA” shall have the meaning assigned to it in the ~~Seller~~HGV Credit Agreement.

“Consolidated Tangible Net Worth” means, for any Person as of any date of determination, the excess of total assets (net of goodwill and intangible assets) over total liabilities on such date, as the same would appear on a consolidated balance sheet of such Person and its Subsidiaries at the date of said calculation prepared in accordance with GAAP.

“Contract Rate” means, with respect to a Timeshare Loan, the annual rate at which interest accrues under the related Obligor Note.

“CP Rate” means, with respect to any Conduit Lender on any day, the per annum rate equivalent to the sum of (a) the Used Fee Rate plus (b) the weighted average cost (as reasonably determined by the related Managing Agent, and which shall include (without duplication), the fees and commissions of placement agents and dealers, incremental carrying costs incurred with respect to Commercial Paper maturing on dates other than those on which corresponding funds are received by such Conduit Lender, other borrowings by such Conduit Lender and any other costs associated with the issuance of Commercial Paper) to the extent related to the issuance of Commercial Paper that is allocated, in whole or in part, by such Conduit Lender or its related Managing Agent to fund or maintain a Loan (or portion thereof) on such day; provided, however, that if the amount calculated pursuant to this clause (b) shall be less than 0.15%, such amount shall be deemed to be 0.15% for the purposes of this Agreement; provided, further, that if any component of any such rate is a discount rate, in calculating the “CP Rate” for such day, the related Managing Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

“Credit Policy” means the credit policies and practices of the Seller as in effect on the Amendment No. 4 Effective Date, a copy of which is attached as Exhibit A-2 hereto, as modified from time to time in accordance with the terms of the Sale and Contribution Agreement.

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“Credit Card Account” means an arrangement whereby an Obligor makes payments under a Pledged Timeshare Loan via pre-authorized debit to a Major Credit Card.

“Cure Amount” has the meaning set forth in Section 7.02(a).

“Cure Right” has the meaning set forth in Section 7.02(a).

“Custody Agreement” means the Custody Agreement, dated as of the Closing Date, among the Borrower, the Servicer, the Custodian and the Administrative Agent.

“Custodial Fees” means, for any Collection Period, the custodial fees and expenses set forth in the Wells Fargo Fee Letter and the expenses for which it is entitled to receive, but has not received, reimbursement under the Custody Agreement.

“Custodial Receipt” has the meaning ascribed to such term in Section 4 of the Custody Agreement.

“Custodian” means Wells Fargo, and its successors and permitted assigns under the Custody Agreement.

“Cutoff Date” means, for any Timeshare Loan, the Applicable Measurement Date related to the Transfer Date for such Timeshare Loan.

“Cutoff Date Loan Balance” means, with respect to any Transferred Timeshare Loan, the Timeshare Loan Balance of such Timeshare Loan on the Cutoff Date for such Timeshare Loan

“Default” means any event which, with the giving of notice or lapse of time or both, would constitute an Event of Default.

“Default Ratio” means, for any Collection Period, the ratio, expressed as a percentage, computed by dividing (i) the aggregate Timeshare Loan Balances of all Pledged Timeshare Loans that became Defaulted Timeshare Loans during such Collection Period and were not substituted for or repurchased prior to the related Distribution Date (with the outstanding principal balance of each such Pledged Timeshare Loan determined as of the last day of the Collection Period on which such Pledged Timeshare Loan became a Defaulted Timeshare Loan) by (ii) the aggregate Timeshare Loan Balances of all Pledged Timeshare Loans on the last day of such Collection Period.

“Defaulted Timeshare Loan” means a Timeshare Loan: (i) for which, on the last day of any Collection Period, any payment then due and payable in respect thereof has remained unpaid for more than one-hundred twenty (120) days from the original due date for such payment, (ii) which the Servicer has deemed uncollectible, (iii) which has been written off in the normal course of the Servicer’s business prior to becoming the number of days past due under clause (i) hereof, or which otherwise should be written off pursuant to the requirements of the Collection Policy, (iv) as to which foreclosure or similar proceedings with respect to the related Timeshare Interest have been initiated by the Servicer or as to which the Servicer has received a deed-in-lieu of foreclosure or (v) as to which the Servicer has received notice that the Obligor thereof is subject to an Event of Bankruptcy.

“Defaulting Committed Lender” means any Committed Lender that, as determined by the Administrative Agent: (a) has failed to fund any of its obligations to make Loans within three (3)
Business Days of the date required to be funded by it hereunder, (b) has notified the Administrative
Agent or the Borrower that it does not intend to comply with such funding obligations or has made a public statement to that effect with respect to such funding obligations hereunder or under other

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agreements in which it commits to extend credit or (c) has, or has a direct or indirect parent company that has, become subject to an Event of Bankruptcy; provided, that a Committed Lender shall not be deemed to be a Defaulting Committed Lender hereunder solely by virtue of any control of or ownership interest in, or the acquisition of any ownership interest in, such Committed Lender (or its direct or indirect parent company) or the exercise of control over such Committed Lender (or its direct or indirect parent company) by a Governmental Authority thereof if and for so long as such ownership interest does not result in or provide such Committed Lender (or its direct or indirect parent company) with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Committed Lender (or its direct or indirect parent company) or such Governmental Authority to reject, repudiate, disavow or disaffirm obligations such as those under this Agreement.

“Deficiency” means, with respect to any Timeshare Loan File, (i) the failure of one or more Specified Documents contained therein to be fully executed, (ii) the failure of the information contained in one or more of the Specified Documents to match the information on the related Timeshare Loan Schedule, (iii) one or more Specified Documents contained therein are mutilated, damaged, torn or otherwise physically altered, (iv) the absence from a Timeshare Loan File of any Specified Document required to be contained in such Timeshare Loan File or (v) any discrepancies described in Section 4(a)
of the Custody Agreement. An Absence of Recorded Mortgage shall not constitute a Deficiency.

“Delayed Funding Amount” has the meaning specified in Section 2.02(e).

“Delayed Funding Date” has the meaning specified in Section 2.02(e).

“Delayed Funding Representation” has the meaning specified in Section 2.02(e).

“Delinquency Ratio” means, for any Collection Period, the ratio, expressed as a percentage, computed by dividing (i) the aggregate Timeshare Loan Balances of all Pledged Timeshare Loans that were Over Sixty-Day Delinquent Timeshare Loans as of the last day of such Collection Period and were not substituted for or repurchased prior to the related Distribution Date (with the outstanding principal balance of each such Pledged Timeshare Loan determined as of the last day of the Collection Period in which such Pledged Timeshare Loan became an Over Sixty-Day Delinquent Timeshare Loan)
by (ii) the aggregate Timeshare Loan Balances of all Pledged Timeshare Loans as of the last day of such Collection Period.

“Delinquent Timeshare Loan” means a Timeshare Loan which is not a Defaulted Timeshare Loan and (x) as to which, on the last day of any Collection Period, any payment then due and payable has remained unpaid for more than thirty (30) days from the original due date for such payment or (y) which, consistent with the Collection Policy, has been or should be classified as delinquent.

“Designated Delayed Funding Amount” has the meaning set forth in Section 2.02(e).

“Designated Delay Funding Lender” has the meaning specified in Section 2.02(e).

“Determination Date” means the third (3rd) Business Day prior to each Distribution Date.

“Distribution Date” means, with respect to a Collection Period, the 25th day of the calendar month immediately following such Collection Period (or, if such day is not a Business Day, the next succeeding Business Day).

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“DocuSign” means DocuSign Inc., a Washington corporation.

“DocuSign Agreement” means that certain Order Form, dated as of May 24, 2021, between the Seller and DocuSign, specifying an order start date of February 15, 2021 and an order end date of February 14, 2022.

“DocuSign System” has the meaning set forth in the Custody Agreement.

“Dodd-Frank Act” means the Dodd-Frank Wall Street Reform and Consumer Protection Act and any successor statute.

“Dollars” and “$” each mean the lawful currency of the United States of America.

“Domestic Obligor” means an individual Obligor whose primary residence is in, or an Obligor (other than an individual) formed under the laws of or having its chief executive office or principal place of business located in, the United States (including each State, Puerto Rico and the United States Virgin Islands) or Canada.

“E-Vault Access Agreement” has the meaning set forth in the Electronic Collateral
Control Agreement.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union,
Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee)
having responsibility for the resolution of any EEA Financial Institution.

“Electronic Collateral Control Agreement” means an electronic collateral control agreement, by and among the Administrative Agent, the Borrower, the Custodian and eOriginal, in form and substance acceptable to the Administrative Agent.

“Electronic Document” has the meaning set forth in the Custody Agreement.

“Electronic Loan Document” has the meaning set forth in the Custody Agreement.

“Electronic Obligor Note” has the meaning set forth in the Custody Agreement.

“Eligible Foreign Obligor” means a Foreign Obligor in respect of an Eligible Timeshare Loan.

“Eligible Hedge Counterparty” means any entity that (a) on the date of entering into any Hedge Transaction (i) is an interest rate swap provider that is either a Lender or an Affiliate of a Lender, or has been approved in writing by the Administrative Agent (which approval shall not be unreasonably withheld), or (ii) has a short-term debt rating of “A-1” from S&P or “P-1” from Moody’s and a long-term

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debt rating of “A” or higher from S&P or “A2” or higher from Moody’s or whose obligations are unconditionally guaranteed by an Affiliate which has the foregoing debt ratings in a manner reasonably acceptable to the Administrative Agent, (b) at all times after the date of the Hedging Agreement, so long as it is a party thereto, has a long-term debt rating of “BBB+” or higher from S&P or “Baa1” or higher from Moody’s or whose obligations are unconditionally guaranteed by an Affiliate which has the foregoing debt ratings in a manner reasonably acceptable to the Administrative Agent, and (c) in the applicable Hedging Agreement consents to the assignment of the Borrower’s rights under such Hedging Agreement to the Administrative Agent pursuant to Section 5.03(b).

~~“Eligible Refinancing” means a Securitization sponsored by HGVI, for which (i) the aggregate principal amount of the notes issued thereunder is equal to or greater than the greater of (A) $250,000,000 and (B) 70.00% of the Aggregate Loan Principal Balance as of the date immediately preceding such Securitization and (ii) if the Aggregate Loan Principal Balance as of the date immediately preceding such Securitization is greater than zero, the aggregate Timeshare Loan Balances of all~~
~~Timeshare Loans which are part of the Collateral and are being transferred by the Borrower to be~~
~~included in such Securitization shall be equal to or greater than 70.00% of the Aggregate Loan Principal Balance as of the date immediately preceding such Securitization.~~

“Eligible Timeshare Loan” means a Pledged Timeshare Loan as to which each of the representations and warranties set forth on Schedule I hereto was true and correct as of the Cutoff Date for such Pledged Timeshare Loan.

“Eligible Servicer” means (i) GVS, (ii) the Backup Servicer or (iii) an entity which, at the time of its appointment as Servicer, (a) is legally qualified and has the capacity to service the Pledged Timeshare Loans, (b) has a net worth of not less than $50,000,000 and whose regular business includes servicing portfolios of similar timeshare loans in accordance with high standards of skill and care and (c) has software that is adequate to perform its duties under the Servicing Agreement.

“Enforceability Exceptions” means exceptions to the enforceability of an obligation arising under (i) bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally, and (ii) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, regardless of whether considered in a proceeding at equity or at law.

“Entitlement Order” has the meaning set forth in Section 2.16(f).

“Environmental Laws” means all federal, state or local laws, rules, regulations or orders governing, imposing standards of conduct with respect to, or regulating in any way the discharge, generation, removal, transportation, storage or handling of toxic or hazardous substances, materials or waste.

“eOriginal” means eOriginal, Inc., a Delaware corporation.

“eOriginal System” has the meaning set forth in the Custody Agreement.

“eOriginal System Description” has the meaning set forth in the Custody Agreement.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests

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in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, or any
successor statute.

“ERISA Affiliate” means any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which Borrower is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section
412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the
Code, described in Section 414(m) or (o) of the Code, of which Borrower is a member.

“Errors” has the meaning given such term in Section 5.1(g) of the Servicing Agreement.

“EU Bail-In Legislation Schedule” means the ER Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“EU Securitization Regulation” means Regulation (EU) 2017/2402 of the European Parliament and of the Council of 12 December 2017.

“EU Securitization Rules” means (i) the EU Securitization Regulation as supplemented by any applicable regulatory technical standards or implementing technical standards from time to time and (ii) to the extent informing the interpretation thereof, any official guidance published in relation thereto by the European Banking Authority, the European Central Bank, the European Securities and Markets Authority, the European Commission or the European Council, the German Federal Financial Supervisory Authority (BaFin) or any other relevant competent authority in the European Union (or, in each case, any predecessor or successor entity thereof) and (iii) in relation to the foregoing, (x) any implementing or equivalent laws or regulations in force in any member state (or former member state) of the European Union or the European Economic Area, and (y) any successor or replacements provisions for Article 6 included in any European Union directive or regulation.

“Eurocurrency Liabilities” has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

“Event of Bankruptcy” means, with respect to any Person:

(i) such Person shall fail generally to pay its debts as they come due, or shall make a general assignment for the benefit of creditors; or any case or other proceeding shall be instituted by such Person seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of it or its debts under the Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, or seeking the entry of an order for relief or the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets; or such Person shall take any corporate or limited liability company action to authorize any of such actions; or

(ii) a case or other proceeding shall be commenced, without the application or consent of such Person in any court seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or

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all or substantially all of its assets, or any similar action with respect to such Person under the Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and (A) such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of sixty (60) consecutive days or (B) an order for relief in respect of such Person shall be entered in such case or proceeding or a decree or order granting such other requested relief shall be entered.

“Event of Default” has the meaning assigned to that term in Section 7.01.

“Excess Concentration Amount” means, on any date of determination, the sum (without duplication) of the following amounts:

(a) the amount by which the aggregate Timeshare Loan Balances on such date of all Eligible Timeshare Loans owing from Obligors that had their primary residence addresses at origination in any single state (other than California) or country on the Applicable Measurement Date exceeds 12.50% of the aggregate Timeshare Loan Balances on such date of all Eligible Timeshare Loans on the Applicable Measurement Date;

(b) the amount by which the aggregate Timeshare Loan Balances on such date of all Eligible Timeshare Loans owing from Obligors that had their primary residence addresses at origination in California on the Applicable Measurement Date exceeds 25.00% of the aggregate Timeshare Loan Balances on such date of all Eligible Timeshare Loans on the Applicable Measurement Date;

(c) the amount by which the aggregate Timeshare Loan Balances on such date of all Eligible Timeshare Loans owing from Obligors that had their primary residence addresses at origination in countries other than the United States (including Puerto Rico and the United States Virgin Islands), Canada or Japan on the Applicable Measurement Date exceeds 5.0% of the aggregate Timeshare Loan Balances on such date of all Eligible Timeshare Loans on the
Applicable Measurement Date;

(d) the amount by which the aggregate Timeshare Loan Balances on such date of all Eligible Timeshare Loans owing from Eligible Foreign Obligors on the Applicable Measurement Date exceeds 35.0% of the aggregate Timeshare Loan Balances on such date of all Eligible Timeshare Loans on the Applicable Measurement Date;

(e) the amount by which the aggregate Timeshare Loan Balances on such date of all Eligible Timeshare Loans owing from Obligors that had their primary residence addresses at origination in the states having the five (5) largest Obligor concentrations (based on Timeshare Loan Balances) on the Applicable Measurement Date exceeds 60.0% of the aggregate Timeshare Loan Balances on such date of all Eligible Timeshare Loans on the Applicable Measurement
Date;

(f) the amount by which the aggregate Timeshare Loan Balances on such date of all Eligible Timeshare Loans owing from Obligors (excluding Foreign Obligors) with no FICO® scores at the time of origination on the Applicable Measurement Date exceeds 7.50% of the aggregate Timeshare Loan Balances on such date of all Eligible Timeshare Loans on the
Applicable Measurement Date;

(g) the amount by which the aggregate Timeshare Loan Balances on such date of all Eligible Timeshare Loans having original terms greater than 120 months on the Applicable

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Measurement Date exceeds 12.50% of the aggregate Timeshare Loan Balances on such date of all Eligible Timeshare Loans on the Applicable Measurement Date;

(h) the amount by which the aggregate Timeshare Loan Balances on such date of all Eligible Timeshare Loans having Timeshare Loan Balances greater than or equal to $125,000 on the Applicable Measurement Date exceeds 12.50% of the aggregate Timeshare Loan Balances on such date of all Eligible Timeshare Loans on the Applicable Measurement Date;

(i) the amount by which the aggregate Timeshare Loan Balances on such date of all Eligible Timeshare Loans which are Right-to-Use Loans exceeds 20.00% of the aggregate Timeshare Loan Balances on such date of all Eligible Timeshare Loans on the Applicable Measurement Date; and

(j) solely during the period beginning on December 1, 2020 and ending on the date upon which the Administrative Agent shall have received an opinion of local counsel in form and substance acceptable to the Administrative Agent with respect to HRC Islander, the aggregate amount of Timeshare Loan Balances on such date of all Eligible Timeshare Loans originated by HRC Islander as of the Applicable Measurement Date.

“Excess Spread Percentage” means, on any Distribution Date, a percentage (which may be a negative percentage) computed as follows: (a) the weighted average Contract Rates of all Eligible Timeshare Loans on the Applicable Measurement Date (weighted based on Timeshare Loan Balances on such date), minus (b) the then applicable Servicing Fee Rate, minus (c) the Used Fee Rate, minus (d) (i) prior to a Hedging Period, the LIBO Rate for the Interest Period for such Distribution Date or (ii) during a Hedging Period, the weighted average Hedge Rate for such Interest Period.

“Excluded Taxes” means (a) Taxes imposed on or measured by net income (however denominated), franchise or gross revenue Taxes in lieu of net income Taxes, imposed by the United
States (or any political subdivision thereof), or any other jurisdiction (or any political subdivision thereof), as a result of the recipient being organized in or having its principal office or applicable lending office located in such jurisdiction or that are Connection Taxes; (b) any branch profits Taxes imposed by the United States or any similar Taxes imposed by any other jurisdiction described in clause (a) above or in which the Borrower is located; (c) in the case of a Lender, United States withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.19) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to
Section 2.12, amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office; (d) Taxes attributable to such Affected Party’s failure to comply with Section 2.12(c); and (e) any Taxes imposed pursuant to or as a result of FATCA.

“Extending Lenders” has the meaning specified in Section 2.07.

“Face Amount” means in relation to any Commercial Paper (a) if issued on a discount basis, the face amount stated therein and (b) if issued on an interest-bearing basis, the principal amount stated therein plus the amount of all interest accrued or to accrue thereon on or prior to its stated maturity date.

“Facility Documents” means collectively, this Agreement, the Sale and Contribution Agreement, the HRC Islander Purchase Agreement, the Servicing Agreement, the Performance Guaranty,

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the Fee Letter, the Custody Agreement, the Global Assignment (Seller), the Global Assignment
(Borrower), the Global Assignment (HRC Islander), the Clearing Account Control Agreement, each Assignment delivered by Seller to Borrower under the Sale and Contribution Agreement, the Electronic Collateral Control Agreement and all other agreements, documents and instruments delivered pursuant thereto or in connection therewith.

“Facility Limit” means at any time, the Aggregate Commitment, adjusted as necessary to give effect to the addition of any Lender Group that becomes party to this Agreement pursuant to a
Joinder Agreement under Section 10.04, any increase or reduction by the Borrower pursuant to Section 2.03 or any assignment pursuant to Section 10.03.

“FAS 166/167 Capital Guidelines” means the final rule, titled “Risk-Based Capital Guidelines; Capital Adequacy Guidelines; Capital Maintenance: Regulatory Capital; Impact of Modifications to Generally Accepted Accounting Principles; Consolidation of Asset-Backed Commercial Paper Programs; and Other Related Issues”, adopted December 15, 2009, by the United States bank regulatory agencies.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this
Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation or rules adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code.

“Federal Funds Rate” means, with respect to any Lender for any period, a fluctuating interest rate per annum equal (for each day during such period) to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York; or if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the applicable Managing Agent from three federal funds brokers of recognized standing selected by it.

“Fee Letter” means the Sixth Amended and Restated Fee Letter dated as of August 14, 2020, by and among the Administrative Agent, the Managing Agents, the Committed Lenders and the Borrower.

“Final Collection Date” means the date on or following the Amortization Date on which the Aggregate Loan Principal Balance has been reduced to zero and all other Borrower Obligations have been paid in full.

“Fiscal Quarter” means a fiscal quarter of any Fiscal Year.

“Fiscal Year” means the fiscal year of the Seller and its Subsidiaries ending on
December 31 of each calendar year.

“Foreign Obligor” means an Obligor that is not a Domestic Obligor.

“Funding Delay Notice” has the meaning specified in Section 2.02(e).

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“GAAP” means generally accepted accounting principles as in effect in the United States of America from time to time, consistently applied.

“Global Assignment” means each of the Global Assignment (Borrower), Global Assignment (HRC Islander) and Global Assignment (Seller).

“Global Assignment (Borrower)” means a Global Assignment of Mortgages and Timeshare Loan Files and Power of Attorney, in the form attached hereto as Exhibit K, made by the Borrower in favor of the Administrative Agent.

“Global Assignment (HRC Islander)” means a Global Assignment of Mortgages and Timeshare Loan Files and Power of Attorney, made by HRC Islander in favor of the Administrative
Agent.

“Global Assignment (Seller)” means a Global Assignment of Mortgages and Timeshare Loan Files and Power of Attorney, in the form attached hereto as Exhibit J, made by the Seller in favor of the Administrative Agent.

“Governmental Authority” means, with respect to any Person, any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person, any of its Subsidiaries or any of its properties.

“Governmental Rule” means any law, rule, regulation, ordinance, order, code interpretation, treaty, judgment, decree, directive, guidelines, policy or similar form of decision of any Governmental Authority.

“Guarantee” means, as to any Person, any obligation of such person directly or indirectly guaranteeing any Indebtedness of any other Person in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, or take or pay or otherwise). The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable about of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The terms “Guarantee” and “Guaranteed” used as verbs shall have correlative meanings.

“GVS” means Grand Vacations Services LLC, a Delaware limited liability company and its successors and permitted assigns.

“Hedge Amortization Schedule” means the amortization schedule prepared from time to time by the Administrative Agent in accordance with Section 5.03(b) based on (i) the timeshare loan data file prepared by the Servicer for the Administrative Agent pursuant to Section 5.03(b) and (ii)
assumptions regarding the payments, prepayments and defaults on the Pledged Timeshare Loans determined by the Administrative Agent in a commercially reasonable and industry accepted manner.

“Hedge Breakage Costs” means, with respect to any Hedge Transaction, any amount payable by the Borrower to the related Hedge Counterparty with respect to any early termination of such Hedge Transaction or any portion thereof.

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“Hedge Collateral” means all of the rights of the Borrower, whether now existing and hereafter acquired, in and to all Hedging Agreements, Hedge Transactions and all present and future amounts payable by all Hedge Counterparties to the Borrower under or in connection with such Hedging Agreements and Hedge Transactions with such Hedge Counterparties.

“Hedge Counterparty” means any Person that has entered into a Hedge Transaction.

“Hedge Rate” means, on any date of determination, the weighted average fixed rate or strike rate under the Hedging Agreements on such date, based on the notional amounts of such Hedging Agreements.

“Hedge Purchase Event” has the meaning given to such term in Section 5.03(a).

“Hedge Receipts” means all amounts received by the Borrower pursuant to a Hedging Agreement.

“Hedge Reserve Account” has the meaning given to such term in Section 2.16(k).

“Hedge Reserve Account Bank” means the financial institution at which the Hedge Reserve Account is maintained.

“Hedge Reserve Account Required Balance” means, (i) for any Determination Date or Borrowing Date, when the Hedge Reserve Option has been exercised and not revoked, and as long as a Hedge Transaction has not yet been purchased, the higher of two bids obtained by the Borrower (or the Servicer on its behalf) from broker/dealers approved by the Administrative Agent (at least one of which shall be a Lender or an Affiliate thereof) regarding the purchase price of a Hedge Transaction in the form of an interest rate cap that satisfies the Hedging Requirements for a notional amount equal to 100% of the of the Unhedged Aggregate Loan Principal Balance and based on the Hedge Amortization Schedule and (ii) for all other dates, $0.

“Hedge Reserve Amounts” shall mean the amounts deposited in the Hedge Reserve Account.

“Hedge Reserve Option” shall mean the Borrower’s revocable election to deposit Hedge Reserve Amounts to fund the Hedge Reserve Account in lieu of providing Hedging Agreements pursuant to Section 5.03(c) hereof.

“Hedge Transaction” means each transaction between the Borrower and a Person entered into pursuant to Section 5.03(b) and governed by a Hedging Agreement.

“Hedging Agreement” means each agreement between the Borrower and Hedge Counterparty which governs one or more Hedge Transactions entered into pursuant to Section 5.03(b), which agreement shall be an interest rate cap or interest rate swap and shall consist of a “Master
Agreement” in a form published by the International Swaps and Derivatives Association, Inc., together with a “Schedule” thereto and each “Confirmation” thereunder confirming the specific terms of each such Hedge Transaction.

“Hedging Period” means each period (i) commencing on a Distribution Date on which the Excess Spread Percentage on such Distribution Date is less than 7.50%, and ending on the next Distribution Date on which the Excess Spread Percentage is greater than or equal to 7.50%, (ii) during

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Exhibit 3.1

Execution Version

the occurrence and continuance of an Event of Default and (iii) commencing upon the occurrence of the Commitment Termination Date.

“Hedging Requirements” has the meaning set forth in Section 5.03.

“HGV” means Hilton Grand Vacations Borrower LLC, a Delaware limited liability company.

“HGV Credit Agreement” means the revolving credit agreement entered into by HGV and a syndicate of lenders, including one or more Committed Lenders, and guaranteed by HGVI and/or the Seller, pursuant to which the lenders party thereto commit to make loans to such Subsidiary, as in effect on March 19, 2021 and without giving effect to any amendment, restatement, supplement or other modification thereto or any replacement thereof after such date.

“HGV Financial Covenants” means each financial maintenance covenant contained in Section 7.11 of the HGV Credit Agreement.

“HGVClub” means Hilton Grand Vacations Club, the service name given to the variety of exchange and reservation services and vacation and travel benefits offered by Hilton Grand Vacations Club, Inc. from time to time.

“HGVI” means Hilton Grand Vacations Inc., a Delaware corporation.

“Hilton Grand Vacations Entity” has the meaning set forth in Section 5.01(g).

“Holdings” means Hilton Worldwide Holdings Inc., a Delaware corporation.

“HRC Islander” means HRC Islander LLC, a Delaware limited liability company.

“HRC Islander Purchase Agreement” means that Purchase and Distribution Agreement dated as of August 14, 2020, by and among HRC Islander, as seller, and the Seller, as purchaser, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms.

“Indebtedness” means, for any Person: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d)
accrued obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; (f) obligations of such Person under repurchase agreements or like arrangements; (g) Indebtedness of others Guaranteed by such Person; and (h) any other obligation of such Person evidenced by a note, bond, debenture or similar instrument that would be classified as indebtedness on a balance sheet prepared in accordance with GAAP.

“Indemnified Amount” has the meaning set forth in Section 8.01.

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“Indemnified Party” has the meaning set forth in Section 8.01.

“Indemnified Taxes” means any and all Taxes imposed on or with respect to any payment made by the Borrower under any Facility Document other than Excluded Taxes.

“Independent Director” means, with respect to a subject Person, a natural person who has been approved and is serving as a member of the board of directors or other governing body of such Person and(a) for the five-year period prior to his or her appointment as Independent Director has not been, and during the continuation of his or her service as Independent Director is not: (i) a direct, indirect or beneficial stockholder, employee, director, member, manager, partner, officer or associate of the
Seller, the Borrower, the Servicer or any of their respective Affiliates (other than his or her service as an Independent Director of such subject Person); (ii) a customer, supplier or creditor of the Seller, the Borrower, the Servicer or any of their respective Affiliates (other than his or her service as an
Independent Director of such subject Person); or (iii) any member of the immediate family of a person described in (i) or (ii), (b) has prior experience as an independent director for a corporation or limited liability company whose charter documents required the unanimous consent of all independent directors thereof before such corporation or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy and (c) has at least three years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities.

“Individual Domestic Obligor” means a Domestic Obligor that is an individual.

“Initial Borrowing” means the first Borrowing made pursuant to this Agreement.

“Initial Cutoff Date” means April 30, 2013.

“Initial Transfer Date” means the date on which the Initial Transfer occurs.

“Initial Transfer” means the first Transfer made pursuant to the Sale and Contribution Agreement.

“Insurance Proceeds” means (i) proceeds of any insurance policy, including property insurance policies, casualty insurance policies and title insurance policies and (ii) any condemnation proceeds, in each case which relate to the Timeshare Loans or the Units and are paid or required to be paid to, and may be retained by, the Borrower, any of its Affiliates or to any holder of record of any Mortgage.

“Interest” means, for any Loan and any Interest Period, the sum for each day during such Interest Period of the following:

IR x PA/CB

where:

IR = the Interest Rate for such Loan for such day.

PA = the Principal Amount of such Loan on such day.

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CB = (i) in the case of a Loan, the Interest Rate for which is based on the
Prime Rate, 365 and (ii) in the case of any other Loan, 360.

“Interest Period” means, for any Distribution Date, the period from and including the Distribution Date preceding such Distribution Date to, but excluding, such Distribution Date (or in the case of the initial Interest Period, the period from and including the Closing Date to, but excluding, the Distribution Date in June 2013).

“Interest Rate” means, with respect to any Loan on any day (i) to the extent such Loan is funded or maintained on such day by a Conduit Lender through the issuance of Commercial Paper, the
CP Rate and (ii) otherwise, the Alternative Rate; provided, that for both clause (i) and (ii), that at all times following the occurrence and during the continuation of an Event of Default, the Interest Rate for each Loan on each day shall be an interest rate per annum equal to 2.00% plus the Interest Rate then in effect from time to time.

“Invested Percentage” means, for a Lender on any day, the percentage equivalent of (i)
the sum of (a) the portion of the Aggregate Loan Principal Balance (if any) funded by such Lender on or prior to such day, plus (b) any portion of the Aggregate Loan Principal Balance acquired by such Lender on or prior to such day as an assignee from another Lender (whether pursuant to an Assignment and Acceptance or otherwise), minus (c) any portion of the Aggregate Loan Principal Balance assigned by such Lender to an assignee on or prior to such day (whether pursuant to an Assignment and Acceptance or otherwise), divided by (ii) the Aggregate Loan Principal Balance on such day. With respect to a
Lender Group, “Invested Percentage” shall mean the foregoing amount computed with respect to the portion of the Aggregate Loan Principal Balance funded and acquired by all the Lenders in such Lender Group.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“IRS” means the Internal Revenue Service of the United States of America.

“Joinder Agreement” means a joinder agreement substantially in the form set forth as Exhibit G hereto pursuant to which a new Lender Group becomes party to this Agreement.

“Law” means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Governmental Authority.

“Lender” means any Conduit Lender or Committed Lender, as applicable, and “Lenders” means, collectively, the Conduit Lenders and the Committed Lenders.

“Lender Group” means any Managing Agent and its related Conduit Lenders, if any, and Committed Lenders.

“Lender Group Limit” means, for any Lender Group, the amount set forth on Schedule II (or in the Joinder Agreement pursuant to which such Lender Group became party hereto) subject to assignment pursuant to Section 10.03, as such amount may be reduced in accordance with Section
2.03(a) or increased in accordance with Section 2.03(b), except that, for a Non-Extending Lender Group, the Lender Group Limit shall be reduced to zero on the Commitment Termination Date of such Lender Group.

“Lender Group Percentage” means, for any Lender Group, the percentage equivalent of a fraction (expressed out to five decimal places), the numerator of which is the aggregate of the

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Exhibit 3.1

Execution Version

Commitments of all Committed Lenders in such Lender Group and the denominator of which is the Aggregate Commitment.

“Lender Representatives” has the meaning specified in Section 10.12(b).

“Leverage Ratio” means, with respect to a Person, the ratio as of the last day of any
Fiscal Quarter of (i) Indebtedness of such Person as of such day to (ii) Consolidated Tangible Net Worth of such Person as of such day.

“LIBO Rate” means (a) with respect to any Loan funded or maintained by a Lender in the Lender Group for which BANA is the Managing Agent, for any day, the one-month “Eurodollar
Rate” for deposits in Dollars as reported on the LIBOR Screen Rate, as of 11:00 a.m. (London time) on such date, or if such day is not a Business Day, then the immediately preceding Business Day (or if not so reported, then as determined by BANA from another recognized source for interbank quotation), in each case, changing when and as such rate changes or (b) with respect to any Loan funded or maintained by a Lender in any other Lender Group for any Interest Period, the rate per annum shown on the LIBOR Screen Rate, as shown under the heading “USD” at approximately 11:00 a.m., London time, on the second Business Day before the first day of such Interest Period; provided, that (x) if the rate referred to in this clause (b) is not available at such time for any reason, then the “LIBO Rate” shall be determined by reference to such other comparable available service for displaying Eurodollar rates as may be reasonably selected by the Administrative Agent, (y) if no such service is available, the LIBO Rate shall be the rate per annum equal to the average (rounded upward to the nearest 1/16th of 1%) of the respective rates at which BANA offers deposits in Dollars at or about 10:00 a.m., New York City time, two
Business Days prior to the beginning of the related Interest Period, in the interbank eurocurrency market where the eurocurrency and foreign currency and exchange operations in respect of its Eurodollar loans are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the applicable amount of Aggregate Loan Principal Balance to be accruing interest at the LIBO Rate during such Interest Period and (z) in the event that the rate appearing on such page or as so determined by the Administrative Agent shall be less than 0.25%, such rate shall be deemed to be 0.25% for the purposes of this Agreement.

“LIBO Rate Reserve Percentage” means, for any day on which Interest is computed by reference to the LIBO Rate, the reserve percentage applicable on such day under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) (or if more than one such percentage shall be applicable, the average of such percentages) for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurocurrency Liabilities is determined). The LIBO Rate Reserve Percentage shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“LIBOR Disruption Event” means, with respect to any Interest Period, any of the following: (a) a determination by any Lender or any Liquidity Provider that it would be contrary to law or to the directive of any central bank or other governmental authority (whether or not having the force of law) to obtain dollars in the London interbank market to make, fund or maintain Loans during such
Interest Period, (b) the failure of the source listed in the definition of “LIBO Rate” to publish a London interbank offered rate as of 11:00 a.m. on the second Business Day prior to the first day of such Interest Period, together with the failure of the Administrative Agent to find another comparable available service, (c) a determination by any Lender or Liquidity Provider that the rate at which deposits of United States dollars are being offered in the London interbank market does not accurately reflect the cost to such Person of making, funding or maintaining its Loans for such Interest Period or (d) the inability of

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Execution Version

such Lender or Liquidity Provider, because of market events not under the control of such Person, to obtain United States dollars in the London interbank market to make, fund or maintain its Loans for such Interest Period.

“LIBOR Screen Rate” means the LIBO Rate quote on the applicable screen page the Administrative Agent designates to determine the LIBO Rate (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).

“LIBOR Successor Rate” has the meaning specified in Section 2.20.

“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Interest Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters as may be appropriate, in the discretion of the Administrative Agent in consultation with the Borrower, to reflect the adoption and implementation of such LIBOR Successor
Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative
Agent determines, in consultation with the Borrower, is reasonably necessary in connection with the administration of this Agreement in its reasonable discretion).

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), or preference, priority, charge or other security agreement or preferential arrangement of any kind or nature whatsoever that is intended as security.

“Liquidation” means, with respect to a Pledged Timeshare Loan that is a Defaulted Timeshare Loan, the foreclosure, other enforcement action or the taking of a deed-in-lieu of foreclosure and the recording of a deed of conveyance with respect thereto.

“Liquidation Expenses” means, with respect to a Defaulted Timeshare Loan, other than a Defaulted Timeshare Loan related to the “Hilton Grand Vacations at the Crane” Resort, the out-of-pocket expenses (exclusive of overhead expenses) incurred by the Servicer in connection with the Liquidation of such Defaulted Timeshare Loan, including the remarketing fee and expenses of the Seller, any
Affiliate of the Seller or of any other Person engaged by the Servicer pursuant to Section 2.2(c) of the Servicing Agreement to remarket and dispose of the related Timeshare Interest, reasonable out-of-pocket fees of external legal counsel and any foreclosure and other repossession expenses incurred by the
Servicer with respect to such Defaulted Timeshare Loan and any other fees and expenses reasonably applied or allocated in the ordinary course of business with respect to the Liquidation of such Defaulted Timeshare Loan (including any assessed timeshare association fees); provided, however, that in each case, any fees and expenses included in the “Liquidation Expenses” must be commercially reasonable and incurred in accordance with the Servicing Standard.

“Liquidation Fee” means, in the event of any prepayment of a Loan owing to a Lender which did not comply with the advance notice requirements set forth in Section 2.05(a), and for the
Interest Period during which such Loan was prepaid, the amount, if any, by which (i) the additional
Interest which would have accrued during such Interest Period on the reduction of the Principal Amount of such Loan during such Interest Period had such reduction not occurred, exceeds (ii) the income, if any, received by such Lender from the investment of the proceeds of such reduction. A certificate as to the amount of any Liquidation Fee (including the computation of such amount) shall be submitted by the

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Execution Version

affected Lender to the Borrower and shall be conclusive and binding for all purposes, absent manifest error.

“Liquidation Proceeds” means with respect to the Liquidation of any Defaulted
Timeshare Loan, other than a Defaulted Timeshare Loan related to the “Hilton Grand Vacations at the Crane” Resort, the amounts actually received by the Servicer, if any, in connection with such Liquidation net of any Liquidation Expenses associated with the Liquidation of such Defaulted Timeshare Loan.

“Liquidity Agreement” means a liquidity loan agreement, asset purchase agreement or similar agreement entered into by a Conduit Lender with a group of financial institutions in connection with this Agreement.

“Liquidity Provider” means any of the financial institutions from time to time party to any Liquidity Agreement with a Conduit Lender.

“Loan” means a loan made to the Borrower pursuant to Article II.

“Lockbox” means any post office box maintained by the Clearing Account Bank for the purpose of receiving payments on Timeshare Loans, including Collections.

“Major Credit Card” means a credit card issued by any of VISA USA, Inc., MasterCard International Incorporated, American Express Company, Discover Bank, JCB International Credit Card Co., Ltd. or Diners Club International Ltd. or any credit card affiliate or member entity or any other comparable issuer of credit cards.

“Majority Managing Agents” means (i) at any time prior to the Amortization Date, Managing Agents whose Lender Group Limits together equal or exceed 66 2/3 percent (66 2/3%) of the Facility Limit at such time or (ii) at any other time, Managing Agents for Lender Groups whose Invested Percentages together equal or exceed 66 2/3% of the Aggregate Loan Principal Balance at such time.

“Management Stockholders” means the members of management of HGVI or any of its Subsidiaries who are investors in HGVI.

“Managing Agent” means, as to any Conduit Lender or Committed Lender, the Person listed on Schedule II as the “Managing Agent” for such Lenders, together with its respective successors and permitted assigns.

“Material Adverse Effect” means, with respect to a Person and any event or circumstance, a material adverse effect on (a) the property, business or financial condition of such
Person, (b) the ability of such Person to perform in all material respects its obligations under any of the Facility Documents to which it is a party, (c) the validity or enforceability in all material respects of any of the Facility Documents to which it is a party, (d) the material rights and remedies of the Lenders under any of the Facility Documents, (e) the existence or perfection or priority of any Lien granted by such
Person under any Facility Document to which it is a party or (f) the collectibility of the Pledged
Timeshare Loans generally or of any material portion of the Pledged Timeshare Loans.

“Maturity Date” means the earlier of (a) the Distribution Date occurring in the twelfth
(12th) month after the occurrence of the Amortization Date under clause (i) or (iii) of the definition thereof and (b) the date of the declaration or automatic occurrence of the Amortization Date pursuant to Section 7.03.

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Exhibit 3.1

Execution Version

~~“Maximum Advance Rate” means 87.50%; provided, that, if an Eligible Refinancing has not taken place on or prior to October 31, 2021, the “Maximum Advance Rate” shall mean 82.50% until the date on which an Eligible Refinancing occurs, upon which date the “Maximum Advance Rate” shall revert to 87.50%.~~

“Miscellaneous Payments” means, with respect to the Pledged Timeshare Loans, any amounts received from or on behalf of the related Obligors representing assessments, payments relating to real property taxes, insurance premiums, maintenance fees and charges and association fees and any other payments not owed under the related Obligor Notes.

“Monthly Loan Tape” means a data tape which shall include such information with respect to the Pledged Timeshare Loans as the Administrative Agent may reasonably request from time to time.

“Monthly Principal Payment Amount” means on any Distribution Date (i) prior to the Amortization Date, the amount, if any, necessary to reduce the Aggregate Loan Principal Balance such that no Borrowing Base Deficiency exists after giving effect to such payment or (ii) from and after the Amortization Date, the Aggregate Loan Principal Balance.

“Monthly Report” means a report, in substantially the form of Exhibit C, furnished by the Servicer to the Borrower, the Administrative Agent (who shall make such Monthly Report available to the Lenders), the Paying Agent and the Backup Servicer pursuant to Section 3.3 of the Servicing Agreement.

“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Mortgage” means the mortgage, deed of trust or other act or instrument creating a first priority lien on the Timeshare Property securing a Mortgage Loan, or a copy thereof certified by the applicable recording office.

“Mortgage Loan” means a loan financing the purchase of a Timeshare Property secured by a Mortgage on such Timeshare Property.

“Multiemployer Plan” means a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been or are required to be made by Borrower or to which the
Borrower has any liability (including on behalf of an ERISA Affiliate) and that is covered by Title IV of ERISA.

“Non-Extending Lender” means each Lender that is not an Extending Lender.

“Non-Extending Lender Group” means each Lender Group as to which at least one member is a Non-Extending Lender.

“Notice of Exclusive Control” has the meaning specified in Section 2.16.

“Notice of Purchase” means a fully executed Notice of Purchase in the form of Exhibit F to the Custody Agreement.

“Obligor” means a Person obligated to make payments under a Timeshare Loan, including any guarantor thereof.

DB1/ ~~121185831.1~~121185831.9 25

Exhibit 3.1

Execution Version

“Obligor Information” has the meaning specified in Section 10.12(c).

“Obligor Note” means an executed promissory note or other instrument of indebtedness evidencing the indebtedness of an Obligor under a Timeshare Loan, together with any rider, addendum or amendment thereto.

“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“Officer’s Certificate” means a certificate executed by a Servicing Officer, certifying the accuracy of the information specified therein.

“Official Body” means any Governmental Authority or any accounting board or authority (whether or not part of a government) which is responsible for the establishment or interpretation of national or international accounting principles, in each case whether foreign or domestic.

“Opinion of Counsel” means a written opinion of external counsel, in each case, reasonably acceptable to the addressees thereof.

“Original Borrowing Date” has the meaning specified in Section 2.02(e).

“Other Fees” means amounts owed by the Borrower hereunder pursuant to Sections 2.09, 2.10, 2.11, 2.12, 8.01 and 10.10.

“Over Sixty-Day Delinquent Timeshare Loan” means a Timeshare Loan which is not a Defaulted Timeshare Loan and as to which, on the last day of any Collection Period, any payment then due and payable has remained unpaid for more than sixty (60) days from the original due date for such payment.

“Over Sixty-Day Delinquent Timeshare Loan/Defaulted Timeshare Loan” means an
Over Sixty-Day Delinquent Timeshare Loan or a Defaulted Timeshare Loan.

“PAC” means an arrangement whereby an Obligor makes payments under a Pledged Timeshare Loan via pre-authorized debit.

“Parent” means HGVI.

“Participant” has the meaning specified in Section 10.03(f).

“Participant Register” has the meaning specified in Section 10.03(f).

“Paying Agent” means Wells Fargo or any other Person acceptable to the Majority Managing Agents.

“Paying Agent Fee” means, for any Collection Period, the paying agent fees as set forth in the Wells Fargo Fee Letter.

“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

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Exhibit 3.1

Execution Version

“Performance Guaranty” means that certain Performance Guaranty dated as of the
Closing Date, by the Performance Guarantor in favor of the Administrative Agent.

“Performance Guarantor” means the Seller.

“Permitted Holders” means the Management Stockholders.

“Permitted Investments” means:

(a) direct obligations of, or guaranteed as to the full and timely payment of principal and interest by, the United States or obligations of any agency or instrumentality thereof, if such obligations are backed by the full faith and credit of the United States;

(b) federal funds, certificates of deposit, time deposits, bankers’ acceptances (which shall each have an original maturity of not more than ninety (90) days and, in the case of bankers’ acceptances, shall in no event have an original maturity of more than 365 days) or demand deposits of any United States depository institution or trust company organized under the laws of the United States or any state and subject to supervision and examination by federal and or state banking authorities; provided, that the short-term obligations of such depository institution or trust company are rated in one of the two highest available rating categories by the Rating Agencies on the date of acquisition thereof;

(c) commercial paper (having original maturities of not more than thirty (30) days) of any corporation incorporated under the laws of the United States or any state thereof which is rated A-1 or better by S&P and P-1 by Moody’s on the date of acquisition thereof;

(d) securities of money market funds rated AA or better by S&P and Aa or better by Moody’s on the date of acquisition thereof; or

(e) repurchase obligations secured by an investment described in clause (a) above with a market value greater than the repurchase obligation, provided that such security is held by a third party custodian which has a rating for its short-term, unsecured debt or commercial paper (other than such obligations the rating of which is based on the credit of a Person other than such custodian) of P-1 by Moody’s and at least A-1 by S&P on the date of acquisition thereof.

Each of the Permitted Investments may be purchased by the Paying Agent or through an Affiliate of the Paying Agent.

“Permitted Liens” means any of the following: (a) Liens for taxes and assessments (i) which are not yet due and payable or (ii) the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Seller is maintaining adequate reserves in accordance with GAAP; (b) Liens in favor of the Administrative Agent or any Secured Party, including any Liquidity Providers (but only in connection with this Agreement); (c) any other Liens created pursuant to any Facility Document; and (d) in respect of any Timeshare Property or Right-to-Use
Interest, (i) the Lien of a Mortgage or a Right-to-Use Loan, (ii) the lien of current real property taxes, maintenance fees, ground rents, water charges, sewer rents and assessments not yet due and payable, (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of such Timeshare Property or Right-to-Use Interest or the security intended to be provided by the related Mortgage or security interest granted under the related Right-to-Use Loan, as applicable, or with the related Obligor’s ability to pay his or her obligations when they become due or materially and adversely affects the value

DB1/ ~~121185831.1~~121185831.9 27

Exhibit 3.1

Execution Version

of such Timeshare Property or Right-to-Use Interest and (iv) the exceptions (general and specific) set forth in the related title insurance policy, none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage or security interest granted under the related Right-to-Use Loan, as applicable, or with such Obligor’s ability to pay his or her obligations when they become due or materially and adversely affects the value of such Timeshare Property or
Right-to-Use Interest.

“Permitted Release” means, with respect to a Pledged Timeshare Loan, a release of such Pledged Timeshare Loan from the Lien of this Agreement as contemplated by Section 2.15.

“Person” means an individual, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, unincorporated association, joint venture, Governmental Authority or other entity.

“Plan” means an employee benefit or other plan established or maintained by the
Borrower to which Borrower has any liability (including on behalf of an ERISA Affiliate) and that is covered by Title IV of ERISA, other than a Multiemployer Plan.

“Pledged Timeshare Loan” means, on any date, each Timeshare Loan owned by the Borrower on such date, whether or not such Timeshare Loan is an Eligible Timeshare Loan, and excluding any Timeshare Loan released from the Lien of this Agreement pursuant to the terms hereof.

“Points” means points or a similar form of currency, the redemption of which entitles the holder thereof to reserve the use and occupancy of a residential accommodation at a Resort.

“Points Based Timeshare Interest” means a Right-to-Use Interest (including a club membership) that is denominated in Points.

“Predecessor Servicer Work Product” has the meaning given such term in Section 5.1(g) of the Servicing Agreement.

“Prime Rate” means, for any day, a fluctuating rate of interest per annum equal to the higher of: (i) a fluctuating rate of interest per annum equal to the “Prime Rate” most recently published in the Wall Street Journal and described as “the base rate on corporate loans posted by at least 75% of the nation’s 30 largest banks”, and (ii) 0.50% above the rate per annum at which BANA, in its reasonable discretion, can acquire federal funds in the interbank overnight federal funds market, through brokers of recognized standing or otherwise, as most recently determined by BANA.

“Principal Amount” means, with respect to any Loan, the original principal amount of such Loan, as such principal amount may be reduced from time to time by (i) payments made in accordance with Section 2.05 and (ii) Collections received by the applicable Lender holding such Loan from distributions made pursuant to Section 2.06 that have been applied to reduce the Principal Amount of such Loan; provided, that if such Principal Amount shall have been reduced by any distribution and thereafter all or a portion of such distribution is rescinded or must otherwise be returned for any reason, such Principal Amount shall be increased by the amount of such rescinded or returned distribution, as though it had not been received by such Lender.

“Pro Rata Share” means, at any time for any Committed Lender in any Lender Group, (a) the Commitment of such Committed Lender at such time, divided by the sum of the Commitments of all Committed Lenders in such Lender Group at such time and (b) after the Commitments of all the
Committed Lenders in such Lender Group have been terminated, the Principal Amount of the Loans

DB1/ ~~121185831.1~~121185831.9 28

Exhibit 3.1

Execution Version

funded or maintained by such Committed Lender at such time, divided by the Principal Amount of the Loans funded or maintained by all the Committed Lenders in such Lender Group at such time.

“Processing Fees” means any amounts due under an Obligor Note in respect of processing fees, service fees or late fees.

“Product Information” has the meaning specified in Section 10.12(a).

“Purchase Contract” means the purchase contract pursuant to which an Obligor purchased a Timeshare Interest.

“Purchase Price” has the meaning set forth in Section 2.2(a) of the Sale and Contribution Agreement.

“Qualified Institution” means any depository institution or trust company organized under the laws of the United States or any State (or any domestic branch of a foreign bank), (i) (a) that has or the parent of which has, either (1) a long-term unsecured debt rating of “A” or higher by S&P and “A2” or higher by Moody’s, or (2) a short-term unsecured debt rating of not less than “A‑1” by S&P and not less than “P-1” by Moody’s or (b) is otherwise acceptable to the Administrative Agent and (ii) whose deposits are insured by the Federal Deposit Insurance Corporation.

“Qualified Substitute Timeshare Loan” means, with respect to any Timeshare Loan to be included as a Transferred Timeshare Loan in connection with a substitution pursuant to Section 2.7(b) or (c) of the Sale and Contribution Agreement, a Timeshare Loan that was an Eligible Timeshare Loan as of the last day of the Collection Period immediately preceding the related Transfer Date.

“Rating Agency” means any nationally recognized statistical rating organization and any successor thereto.

“Rating Request” means a written request by an Affected Party or Lender to the
Borrower and the Servicer, stating that such Affected Party or Lender intends to request that a Rating Agency issue a public rating to the transactions contemplated by this Agreement.

“Reasonably Request” means a request for information or actions that is reasonably made by the requesting party and that can reasonably be provided or performed by the furnishing party without significant effort or expense; provided, that in the event that the furnishing party believes that the requested information or actions cannot be provided or performed without significant effort or expense, the furnishing party and the requesting party shall confer in good faith to agree upon appropriate consideration for the furnishing party to provide such information or perform such actions.

“Records” means, with respect to a Timeshare Loan, all agreements, documents, instruments, books, records and other information, other than the Timeshare Loan File with respect to such Timeshare Loan, including all accounting records, credit files, electronic data and other computer materials, tapes, discs and punch cards with respect to such Timeshare Loan, the related Obligor or the Related Security with respect thereto.

“Refinancing” means any Securitization or other financing by the Borrower or any
Affiliate of the Borrower that is secured, directly or indirectly, by, or involving, all or a portion of the Collateral transferred by the Borrower in connection with such financing transaction.

“Refinancing Date” means the date upon which a Refinancing is consummated.

DB1/ ~~121185831.1~~121185831.9 29

Exhibit 3.1

Execution Version

“Refinancing Date Certificate” means either a certificate, substantially in the form attached as Annex 1-A to Exhibit I hereto, delivered by a Responsible Officer of the Borrower on a Refinancing Date indicating that the requirements set forth in this Agreement for a Refinancing have been satisfied or a certificate, substantially in the form attached as Annex 1-B to Exhibit I hereto, delivered by a Responsible Officer of the Servicer on a Refinancing Date indicating that the requirements set forth in this Agreement for a Refinancing have been satisfied.

“Refinancing Release” means a release executed pursuant to Section 2.14, substantially in the form of Exhibit I hereto.

“Register” has the meaning specified in Section 10.03(d).

“Related Security” means, with respect to a Timeshare Loan, (i) all property and assets (whether real or personal and whether tangible or intangible) from time to time securing or purporting to secure such Timeshare Loan, whether pursuant to the related Purchase Contract, the related Mortgage or Right-to-Use Agreement or otherwise, (ii) Liens on any property described in the preceding clause (i), together with all UCC financing statements, Mortgages and any other filings covering any collateral securing payment of such Timeshare Loan, (iii) all guaranties, prepayment penalties, indemnities, warranties, letters of credit, insurance proceeds and premium refunds thereof and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Timeshare Loan, (iv) the Purchase Contract, the Timeshare Loan File and any other agreements, documents and instruments relating to such Timeshare Loan, (v) any Timeshare Interest repossessed by the Servicer on behalf of the Borrower pursuant to the Servicing Agreement, (vi) all Records and (vii) all proceeds of the foregoing, other than proceeds of a Timeshare Loan that has been foreclosed upon and remarketed and for which the applicable Timeshare Interest relates to the “Hilton Grand Vacations at the Crane” Resort.

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York for the purpose of recommending a benchmark rate to replace the LIBO Rate in loan agreements similar to this Agreement.

“Remaining Percentage” means, with respect to any Refinancing Date, the percentage equivalent of a fraction, the numerator of which is the Aggregate Timeshare Loan Balances of all
Eligible Timeshare Loans on such Refinancing Date, after giving effect to the release of all Pledged Timeshare Loans in connection with the Refinancing on such Refinancing Date, and the denominator of which is the Aggregate Timeshare Loan Balance of all Eligible Timeshare Loans on such Refinancing
Date, before giving effect to the release of Pledged Timeshare Loans in connection with such
Refinancing.

“Reportable Event” has the meaning set forth in Section 4043 of ERISA.

“Repurchase Price” means, with respect to a Transferred Timeshare Loan to be repurchased by the Seller on any date pursuant to Section 2.7 of the Sale and Contribution Agreement,
the Timeshare Loan Balance of such Transferred Timeshare Loan as of the Applicable Measurement
Date.

“Request for Release of Documents (Administrative Agent)” means a request for release, appropriately completed, substantially in the form of Exhibit B to the Custody Agreement.

DB1/ ~~121185831.1~~121185831.9 30

Exhibit 3.1

Execution Version

“Request for Release of Documents (Servicer)” means a request for release, appropriately completed, substantially in the form of Exhibit A to the Custody Agreement.

“Required Data” means ongoing information regarding the characteristics and performance of the Timeshare Loans and pool and vintage origination data with respect to timeshare loans originated or serviced by the Seller and its Affiliates required to be provided by the Borrower or the Servicer to the Administrative Agent at the request of the Administrative Agent or any Managing Agent in connection with any Lender’s or Affected Party’s regulatory capital requirements.

“Required Non-Delayed Funding Amount” means, with respect to a Designated Delay Funding Lender and an Original Borrowing Date, an amount equal to the excess, if any, of (a) an amount equal to 20% of such Designated Delay Funding Lender’s Commitment as of such Original Borrowing Date over (b) the sum, with respect to such Designated Delay Funding Lender, of all Designated Delayed Funding Amounts funded by such Designated Delay Funding Lender on the Original Borrowing Dates
for such Designated Delayed Funding Amounts during the 35 days preceding such Original Borrowing Date and with respect to which the related Delayed Funding Dates shall not have occurred on or prior to such Original Borrowing Date.

“Required Rate” means, on any date of determination, the Hedge Rate that would cause the Excess Spread Percentage to be equal to 7.25% on such date.

“Requisite Office” means, for any Timeshare Loan, the office where the related
Mortgage would be required to be recorded.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Resort” means any of the resorts listed on Schedule V to this Agreement.

“Resort Association” means any of the resort associations listed on Schedule V to this Agreement.

“Resort Association Instruments” means, with respect to any Resort Association, the “Declaration”, “Articles of Incorporation”, “By-Laws”, “Trust Agreements”, “Regulations”, “Register of Members” and any other document or instrument which defines or governs the Resort Association.

“Responsible Officer” means, as to any Person, the chief executive officer or president or, with respect to financial matters, the chief financial officer, the chief accounting officer, the treasurer or the controller of such Person, or any vice president, assistant vice president, secretary, assistant secretary, or any other officer thereof customarily performing functions similar to those performed by the individuals who at the time shall be such officers who is in each case authorized or responsible for taking action on behalf of such Person in connection with the transactions contemplated by the Facility Documents; provided, that in the event any such officer is unavailable at any time he or she is required to take any action hereunder, Responsible Officer means any officer authorized to act on such officer’s behalf as demonstrated by a certified resolution.

“Restricted Junior Payment” means, with respect to any Person, (i) any dividend or other distribution of any nature (cash, securities, assets, Indebtedness or otherwise) and any payment, by virtue of redemption, retirement or otherwise, on any class of Equity Interests or subordinate Indebtedness issued by such Person, whether such Equity Interests are now or may hereafter be authorized or outstanding and any distribution in respect of any of the foregoing, whether directly or indirectly, (ii) any

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Exhibit 3.1

Execution Version

redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Securities or subordinate Indebtedness of such Person now or hereafter outstanding, or (iii) any payment of management or similar fees by such Person.

“Retained Interest” means a material net economic interest of not less than the percentage thereof required under the EU Securitization Rules as measured at the relevant time against the aggregate Timeshare Loan Balances of all Pledged Timeshare Loans.

“Right-to-Use Agreement” shall mean with respect to a Right-to-Use Loan, collectively (A) the various instruments, including a Resort’s articles of association, a Resort’s timeshare plan, a Resort’s disclosure statement used in selling Units, any share purchase agreement with an Obligor associated with such Right-to-Use Loan, that among other things: (i) in consideration of the payment of a purchase price, including payment of the related Obligor Note, grants and conveys to the Obligor shares in the related Resort Association, which in turn grants the Obligor the license or right-to-use and occupy one or more Units in a Resort, (ii) imposes certain obligations on the Obligor regarding payment of the related Obligor Note, the Obligor’s use or occupancy of one or more Units and the payment of a maintenance fee to the management company, and (iii) grants the holder thereof certain rights, including the rights to payment of the related Obligor Note, and, in the circumstances provided therein, to foreclose on the related Right-to-Use Interest, to reacquire any shares of the Resort’s association, and thereafter to resell the Right-to-Use Interest to another Person, (B) the related Vacation Interest, and (C) the related Purchase Contract.

“Right-to-Use Interest” means a timeshare interest, other than a timeshare fee simple interest in real estate, regarding one or more Units in one or more Resorts, however denominated or defined in the applicable Right-to-Use Agreement or other relevant document or instrument pursuant to which such timeshare interest is created, together with all rights, benefits, privileges and interests appurtenant thereto, including the right to use and occupy one or more Units within one or more Resorts and the common areas and common furnishings appurtenant to such Unit or Units for a specified period of time, on an annual or a biennial basis, as more specifically described in the related Right-to-Use Agreement. A Right-to-Use Interest shall include any Points Based Timeshare Interest.

“Right-to-Use Loan” shall mean a Timeshare Loan that is secured by a Right-to-Use Interest.

“S&P” means S&P Global Ratings, a Standard & Poor’s Financial Services LLC
business, and its successors.

“Sale and Contribution Agreement” means that certain Sale and Contribution Agreement dated as of the Closing Date, by and between the Seller and the Borrower.

“Sanctioned Country” means a country subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treas.gov/offices/enforcement/ofac/programs, or as otherwise published from time to time.

“Sanctioned Person” means (i) a Person named on the list of Specially Designated Nationals or Blocked Persons maintained by OFAC available at http://www.treas.gov/offices/enforcement/ofac/sdn, or as otherwise published from time to time, or (ii)(a) an agency of the government of a Sanctioned Country, (b) an organization controlled by a Sanctioned Country or (c) a Person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC.

DB1/ ~~121185831.1~~121185831.9 32

Exhibit 3.1

Execution Version

“Secured Parties” means, collectively, the Lenders, each Managing Agent, the Administrative Agent, the Custodian, the Backup Servicer, each Hedge Counterparty, the Paying Agent and each other Indemnified Party.

“Securities Intermediary” has the meaning set forth in Section 2.16(b).

“Securitization” means any asset securitization, secured loan or similar financing transaction undertaken by the Borrower or a Special Purpose Affiliate that is secured, directly or indirectly, by, or involving, all or a portion of the Collateral transferred by Borrower in connection with such financing transaction.

“Securitized Portfolio” shall mean, as of any date (including as of any prior Distribution Dates on or after April 25, 2019), all timeshare loans included in the Collateral or financed by any special purpose entity that is wholly-owned by HRC or for which HRC is acting as the sponsor (within the meaning of Regulation AB) thereof, and which satisfy each of the following three clauses: (A)
originated by the Servicer or an Affiliate thereof, (B) which are serviced by the Servicer and (C) the related property for which is managed by HRC or an affiliate thereof (including the timeshare loans in all term issuances, all warehouse facilities and other term securitization facilities that are outstanding as of such date).

“Securitized Portfolio Default Level” shall mean, for any Collection Period, the quotient (expressed as a percentage) of (i)(A) the sum of the Timeshare Loan Balances of all Timeshare Loans in the Securitized Portfolio that became Defaulted Timeshare Loans during such Collection Period (other than Defaulted Timeshare Loans for which the related seller has exercised its option, if any, to repurchase or substitute pursuant to the related transaction documents) minus (B) any remarketing proceeds received during such Collection Period in respect of any Defaulted Timeshare Loans for which the related seller did not exercise its option to repurchase or substitute, divided by (ii) the aggregate Timeshare Loan Balance of all Timeshare Loans in the Securitized Portfolio on the last day of such Collection Period.

“Securitized Portfolio Delinquency Level” shall mean, for any Collection Period, the quotient (expressed as a percentage), computed by dividing (i) the sum of all Timeshare Loan Balances of all Timeshare Loans included in the Securitized Portfolio that were Over-Sixty Day Delinquent Timeshare Loans as of the last day of such Collection Period (exclusive of Timeshare Loans that became Defaulted Timeshare Loans on or before the last day of such Collection Period) (with the outstanding principal balance of each such Timeshare Loan determined as of the last day of the Collection Period in which such Timeshare Loan became an Over-Sixty Day Delinquent Timeshare Loan) by (ii) the
aggregate Timeshare Loan Balance of all Timeshare Loans in the Securitized Portfolio on the last day of such Collection Period; provided, that for the April 2020, May 2020, June 2020, July 2020, August 2020 and September 2020 Collection Periods, clause (i) above shall not include the Timeshare Loan Balances of any Timeshare Loans for which the related seller has exercised its option, if any, to repurchase or substitute such Timeshare Loan in accordance with the related transaction documents.

“Securitized Portfolio Three Month Rolling Average Default Percentage” shall mean for any Distribution Date, the average of the Securitized Portfolio Default Levels for the immediately preceding three Collection Periods.

“Securitized Portfolio Three Month Rolling Average Delinquency Percentage” shall mean for any Distribution Date, the average of the Securitized Portfolio Delinquency Levels for the immediately preceding three Collection Periods.

DB1/ ~~121185831.1~~121185831.9 33

Exhibit 3.1

Execution Version

“Seller” means Hilton Resorts Corporation, a Delaware corporation and its successors and permitted assigns.

“Seller Affiliated Manager” means any wholly-owned Subsidiary of the Seller that manages a Resort or Resort Association.

~~“Seller Credit Agreement” means the revolving credit agreement entered into by a Subsidiary of HGVI and a syndicate of lenders, including one or more Committed Lenders, and~~
~~guaranteed by HGVI and/or the Seller, pursuant to which the lenders party thereto commit to make loans to such Subsidiary, as in effect on March 19, 2021 and without giving effect to any amendment,~~
~~restatement, supplement or other modification thereto or any replacement thereof after such date.~~

~~“Seller Credit Agreement Effective Date” means the date on which the Seller Credit Agreement becomes effective in accordance with its terms.~~

~~“Seller Financial Covenants” means each financial maintenance covenant contained in Section 7.11 of the Seller Credit Agreement.~~

“Servicer” means, at any time, the Person then authorized pursuant to the Servicing Agreement in such capacity. As of the date hereof, GVS is the Servicer.

“Servicer Termination Event” has the meaning set forth in Section 6.1 of the Servicing Agreement.

“Servicing Agreement” means that certain Servicing Agreement, dated as of the Closing Date, among the Borrower, the Servicer, the Backup Servicer and the Administrative Agent.

“Servicing Fee” means a fee with respect to each Collection Period, payable in arrears on the Distribution Date immediately following the end of such Collection Period for the account of the Servicer, in an amount equal to the product of (i) the aggregate Timeshare Loan Balance of the Pledged Timeshare Loans as of the last day of such Collection Period, (ii) one-twelfth and (iii) the applicable Servicing Fee Rate.

“Servicing Fee Rate” means (i) at all times that GVS is the Servicer, 1.10% or (ii) at any other time, the percentage agreed to by the applicable successor Servicer, the Borrower and the Administrative Agent.

“Servicing Officer” means those officers of the Servicer involved in, or responsible for, the administration and servicing of the Pledged Timeshare Loans, as identified on the list of servicing officers furnished by the Servicer to the Administrative Agent, the Backup Servicer and the Borrower
from time to time.

“Servicing Standard” has the meaning set forth in Section 2.1 of the Servicing
Agreement.

“Servicing Transfer” has the meaning specified in Section 6.1 of the Servicing
Agreement.

“Servicing Transfer Date” the date servicing will transfer to the Backup Servicer, which shall be a date no more than forty-five (45) calendar days after the date a Termination Notice is delivered in accordance with the terms of the Servicing Agreement.

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Exhibit 3.1

Execution Version

“SignPost” means SignPost, provided by First American Title Insurance Company, a Nebraska corporation.

“SignPost Agreement” means that certain First America Title Insurance Company Master Software License Agreement, dated as of February 4, 2021, between SignPost and the Seller.

“SignPost System” has the meaning set forth in the Custody Agreement.

“SOFR” means, with respect to any day, the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s website (or any successor source) and, in each case, that has been selected or recommended by the Relevant Governmental Body.

“SOFR-Based Rate” means SOFR or Term SOFR.

“Special Purpose Affiliate” means any entity that is a Subsidiary of the Seller, that was created for the purpose of one or more Securitizations, the purposes of which are limited to acquisition and ownership of timeshare loans and related activities and that is intended to be treated as a separate and distinct entity from the Seller.

“Specified Documents” means, with respect to any Timeshare Loan File, each document listed in the definition of “Timeshare Loan File”.

“Subsidiary” means, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

“Substitution Shortfall Amount” means, for any Pledged Timeshare Loan being substituted for by a Qualified Substitute Timeshare Loan being transferred to the Borrower by the Seller in accordance with Section 2.7(b) or Section 2.7(c) of the Sale and Contribution Agreement, an amount equal to the excess of (i) the Timeshare Loan Balance of such Pledged Timeshare Loan over (ii) the Timeshare Loan Balance of such Qualified Substitute Timeshare Loan, in each case, on the related
Transfer Date; provided, however, that, if one or more Pledged Timeshare Loans are being substituted for one or more Qualified Substitute Timeshare Loans being transferred to the Borrower by the Seller pursuant to Section 2.7 of the Sale and Contribution Agreement on a Substitution Date, the Substitution Shortfall Amount for such Timeshare Loans shall be the amount, if any, by which (i) the aggregate Timeshare Loan Balances of such Pledged Timeshare Loans exceeds (ii) the aggregate Timeshare Loan Balances of such Qualified Substitute Timeshare Loans, in each case, as of the last day of the Collection Period immediately preceding such Substitution Date.

“Successor Servicer” has the meaning set forth in Section 5.1(e) of the Servicing Agreement.

“Tangible Loan Document” has the meaning set forth in the Custody Agreement.

“Tangible Obligor Note” has the meaning set forth in the Custody Agreement.

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Exhibit 3.1

Execution Version

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term SOFR” means the forward-looking term rate for any period that is approximately (as determined by the Administrative Agent) as long as one Interest Period and that is based on SOFR and that has been selected or recommended by the Relevant Governmental Body, in each case as published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion.

“Termination Notice” has the meaning set forth in Section 6.1 of the Servicing
Agreement.

“Timeshare Interest” means a Timeshare Property or a Right-to-Use Interest, and Timeshare Interest or “Timeshare Interests,” when used in the Facility Documents, means, as applicable, any Timeshare Interest that is subject to a Timeshare Loan, or all Timeshare Properties and Right-to-Use Interests that are subject to the Timeshare Loans, listed on Timeshare Loan Schedule, as the same may be amended from time to time.

“Timeshare Loan” means a Mortgage Loan or a Right-to-Use Loan financing the purchase of a Timeshare Interest.

“Timeshare Loan Assets” means, collectively, (i) the Pledged Timeshare Loans, (ii) all Related Security with respect to the Pledged Timeshare Loans, (iii) all Collections and (iv) all proceeds of the foregoing, other than proceeds of a Timeshare Loan that has been foreclosed upon and remarketed and for which the applicable Timeshare Interest relates to the “Hilton Grand Vacations at the Crane”
Resort.

“Timeshare Loan Balance” means, with respect to a Timeshare Loan as of any date of determination, the outstanding principal balance of such Timeshare Loan on the Applicable Measurement Date.

“Timeshare Loan File” means with respect to each Timeshare Loan and each Obligor:

(a) an original Tangible Obligor Note or an Electronic Obligor Note executed by such Obligor (or an original lost note affidavit and indemnity from the Seller), endorsed in the form “Pay to the order of _____________, without recourse” (either directly on the Obligor Note or on an allonge thereto), by an Authorized Officer of the Seller;

(b) if such Timeshare Loan is a Mortgage Loan, (i) an original Mortgage (or a copy thereof) in either paper or electronic form with evidence that such Mortgage has been recorded in the appropriate recording office or (ii) until the original Mortgage has been returned by such recording office, a photocopy of an unrecorded Mortgage that has been delivered to such recording office, and the delivery of such photocopy of an unrecorded Mortgage to the Custodian by the Seller shall be deemed to be a certification by the Seller that such photocopy is a true and correct copy of the original Mortgage;

(c) if such Timeshare Loan is a Mortgage Loan, an original lender’s title insurance policy or master policy (or a copy thereof) in either paper or electronic form referencing such Timeshare Loan, when available, and if a copy, the delivery thereof to the Custodian by the

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Exhibit 3.1

Execution Version

DB1/ ~~121185831.1~~121185831.9 37

Exhibit 3.1

Execution Version

Seller shall be deemed to be a certification by the Seller that such copy is a true and correct copy of such lender’s title insurance policy or master policy;

(d) an original or a copy of each modification agreement, if any, in either paper or electronic form which relates to the Obligor Note, the Mortgage, or the Right-to-Use Agreement, as applicable, with respect to such Timeshare Loan, and if a copy, the delivery thereof to the Custodian by the Seller shall be deemed to be a certification by the Seller that such copy is a true and correct copy of such modification agreement;

(e) if such Timeshare Loan is a Right-to Use Loan, the original related Right-to-Use Agreement or, if executed electronically, the Authoritative Copy of the related Right-to-Use Agreement and any related pledge and security agreements (or copies thereof) in either paper or electronic form, and if copies, the delivery thereof to the Custodian by the Seller shall be deemed to be a certification by the Seller that such copies are true and correct copies of such
Right-to-Use Agreement and related pledge and security agreements, provided, however, that each Timeshare Loan File shall not include any documents attached to or delivered to an Obligor with a Right-to-Use Agreement that are not signed by the parties to the Right-to-Use Agreement (such as articles of association, a timeshare plan and a public disclosure statement) if copies of such documents have been delivered to the Custodian by the Seller, and such delivery to the Custodian shall be deemed to be a certification by the Seller that such copies are true and complete copies of such documents; ~~and~~

(f) if such Timeshare Loan is a Right-to-Use Loan, a copy of the related Vacation Interest in either paper or electronic form representing the membership in the related timeshare association of the related Resort; and

(g) with respect to any document executed electronically, the E-SIGN consent.

“Timeshare Loan Servicing Files” means, with respect to each Timeshare Loan and each Obligor a copy of the Timeshare Loan Files and all other papers and computerized records customarily maintained by the Servicer in servicing timeshare loans comparable to the Timeshare Loans.

“Timeshare Loan Schedule” means Schedule I to the Sale and Contribution Agreement and any list of Timeshare Loans attached to an Assignment in electronic format, as amended from time to time to reflect repurchases and substitutions pursuant to the terms of the Sale and Contribution
Agreement and the Servicing Agreement, which list shall set forth the following information with respect to each Timeshare Loan as of the related Cutoff Date, in numbered columns:

•
Loan/Contract Number
•
Name of Obligor
•
Interest Rate Per Annum
•
Contract Date
•
Original Loan Balance
•
Original Term (in months)
•
Mortgage Loan or Right-to-Use Loan
•
Electronic or Tangible

“Timeshare Loan Upgrade” has the meaning specified in Section 2.7(c)(i) of the Sale and Contribution Agreement.

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Exhibit 3.1

Execution Version

“Timeshare Property” means (i) in the case of a Resort located in the State of New York, a real property interest in a Unit at such Resort or (ii) in the case of any other Resort, a fee simple interest in real estate regarding a Unit, in each case, however denominated or defined in the applicable condominium or timeshare declaration pursuant to which such interest is created, together with all rights, benefits, privileges and interests appurtenant thereto, including the common areas and common furnishings appurtenant to such Unit and the rights granted to the Borrower (as assignee) which secure the related Timeshare Loan.

“Transaction” has the meaning specified in Section 10.12.

“Transaction Parties” means, collectively, the Borrower, the Seller, the Performance Guarantor, and, so long as it is GVS or an Affiliate of GVS, the Servicer.

“Transfer” means a purchase of Eligible Timeshare Loans by the Borrower from the
Seller pursuant to Section 2.1 of the Sale and Contribution Agreement, including a transfer of Eligible Timeshare Loans by the Seller to the Borrower as a capital contribution or a transfer of Qualified
Substitute Timeshare Loan.

“Transfer Date” means, for the Initial Transfer, the Initial Transfer Date, and for any additional Transfer, the Business Day on which such Transfer occurs.

“Transferred Property” means, collectively, the Transferred Timeshare Loans, the
Related Security and Collections with respect thereto and all proceeds of the foregoing, other than proceeds of a Timeshare Loan that has been foreclosed upon and remarketed and for which the applicable Timeshare Interest relates to the “Hilton Grand Vacations at the Crane” Resort.

“Transferred Timeshare Loan” means any Timeshare Loan transferred or purported to be transferred by the Seller to the Borrower pursuant to the Sale and Contribution Agreement.

“Transition Expenses” means any documented expenses and allocated cost of personnel reasonably incurred by the Backup Servicer in connection with a Servicing Transfer.

“UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction.

“UETA” shall mean the Uniform Electronic Transactions Act as from time to time in effect in the applicable jurisdiction.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unhedged Aggregate Loan Principal Balance” means, for any date of determination, an amount equal to the greater of (a) $0 and (b) (i) the Aggregate Loan Principal Balance minus (ii) the notional amount of the Hedging Agreements divided by 100%.

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Exhibit 3.1

Execution Version

“Unidentified Receipts Account” means the account maintained by Servicer for the purpose of collecting and depositing all payments received from Obligors the related Timeshare Loan for which cannot be determined by the Clearing Account Bank upon receipt.

“Unit” means a residential unit or dwelling at a Resort.

“Unmatured Servicer Termination Event” means any event which, with the giving of notice or lapse of time or both, would constitute a Servicer Termination Event.

“USAP” has the meaning set forth in Section 3.5 of the Servicing Agreement.

“Unused Fees” has the meaning set forth in the Fee Letter.

“Used Fee Rate” has the meaning set forth in the Fee Letter.

“Vacation Interest” shall mean the vacation certificate or stock certificate issued by and evidencing membership in a homeowner’s association of a Resort pursuant to which the owner thereof has a license or right-to-use one or more Units at a Resort.

“Volcker Rule” means Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the regulations thereunder (12 C.F.R. Part 248), as issued by the Board of Governors of the Federal Reserve System.

“Voting Interests” means, with respect to any Person, outstanding Equity Interests in such Person which entitle the holder thereof to vote in the election of members of the board of directors, board of managers or other similar governing body of such Person.

“Warehouse Vault Partition” has the meaning set forth in the Custody Agreement.

“Wells Fargo” means Wells Fargo Bank, National Association, a national banking association, and its successors and assigns.

“Wells Fargo Fee Letter” means that certain schedule of fees dated April 16, 2013, executed by the Borrower in favor of Wells Fargo.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United
Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

SECTION I.02.
Other Terms and Constructions. Under this Agreement, all accounting terms not specifically defined herein shall be construed in accordance with GAAP, and all accounting determinations made and all financial statements prepared hereunder shall be made and prepared in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9. The words “herein,” “hereof,”

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Exhibit 3.1

Execution Version

and “hereunder” and other words of similar import refer to this Agreement as a whole, including the exhibits and schedules hereto, as the same may from time to time be amended or supplemented and not to any particular section, subsection, or clause contained in this Agreement, and all references to Sections, Exhibits and Schedules shall mean, unless the context clearly indicates otherwise, the Sections hereof and the Exhibits and Schedules attached hereto, the terms of which Exhibits and Schedules are hereby incorporated into this Agreement. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience and do not define, limit, construe or describe the scope or intent of the provisions of this Agreement. Each of the definitions set forth in Section 1.01 hereof shall be equally applicable to both the singular and plural forms of the defined terms. Unless specifically stated otherwise, all references herein to any statute, rule, regulation or any agreement, document or instrument shall, in each case, be a reference to the same as amended, restated, supplemented or otherwise modified from time to time. The term “including” means “including without limitation.”
SECTION I.03.
Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding.”
SECTION I.04.
Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Facility Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Facility Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution
Authority and agrees and consents to, and acknowledges and agrees to be bound by:
i.
the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
ii.
the effects of any Bail-in Action on any such liability, including, if applicable;
1.
a reduction in full or in part or cancellation of any such liability;
2.
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Facility Document; or
3.
the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.
ARTICLE II

AMOUNTS AND TERMS OF THE LOANS
SECTION II.01.
The Loans.
i.
On the terms and subject to the conditions hereof, from time to time during the period commencing on the Closing Date and ending at the close of business on the Business Day immediately preceding the Amortization Date, each Conduit Lender may in its sole discretion, and each Committed Lender shall, if the Conduit Lender in its related Lender Group elects not to (or if there is no Conduit Lender in its related Lender Group), make Loans to the Borrower in an amount, for each Lender Group, equal to

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Exhibit 3.1

Execution Version

its Lender Group Percentage of the amount requested by the Borrower pursuant to
Section 2.02; provided, that no Lender shall make any such Loan or portion thereof to the extent that, after giving effect to such Loan:
1.
the aggregate outstanding Principal Amount of the Loans funded by such Lender hereunder shall exceed its Conduit Lending Limit (in the case of a Conduit Lender) or Commitment (in the case of a Committed Lender);
2.
the Aggregate Loan Principal Balance shall exceed the lesser of the Facility Limit and the Borrowing Base; or
3.
the sum of (A) the aggregate Face Amount of Commercial Paper issued by the Conduit Lender(s) in such Lender Group to fund or maintain the Loans hereunder and (B) the aggregate outstanding Principal Amount of the Loans funded hereunder by the Lenders in such Lender Group other than through the issuance of Commercial Paper, shall exceed the
Lender Group Limit for such Lender Group.

If there is more than one Committed Lender in a Lender Group, each such Committed Lender shall lend its Pro Rata Share of such Lender Group’s Lender Group Percentage of each requested Loan, to the extent such Loan is not made by the related Conduit Lender. Each Borrowing shall be in a minimum principal amount equal to $1,000,000 and in integral multiples of $100,000 in excess thereof. Subject to the foregoing and to the limitations set forth in Section 2.05, the Borrower may borrow, prepay and reborrow the Loans hereunder.

ii.
Each Borrowing shall consist of Loans made on the same day by each of the
Lender Groups ratably according to their respective Lender Group Percentages. No Lender shall fund any portion of any Loan with the “plan assets” of any “benefit plan investor” within the meaning of Section 3(42) of ERISA.
iii.
Each Lender (or its related Managing Agent) shall maintain an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the outstanding principal balance of such Loans and the amount of Interest payable and paid to such Lender from time to time hereunder. The entries made in such accounts of the Lenders shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided, however, that the failure of any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.
iv.
On the Amortization Date, the Commitments of the Committed Lenders will terminate automatically without any action required on the part of any Person. The Aggregate Loan Principal Balance, together with all other Borrower Obligations, shall mature and be due and payable in full in cash on the Maturity Date.
SECTION II.02.
Borrowing Procedures.
A.
Borrowing Requests.
(i)
The Borrower may request a Borrowing hereunder by submitting to the Administrative Agent (with a copy to each of the Paying Agent, the Servicer, the Backup
Servicer and the Custodian) a written notice, substantially in the form of Exhibit B (each, a “Borrowing Request”) not later than 10:00 a.m. (New York City time) on the second (2nd)
Business Day prior to the date of the proposed Borrowing (each, a “Borrowing Date”); provided,

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Exhibit 3.1

Execution Version

that there shall not be more than one (1) Borrowing Date during any calendar week (except as set forth in Section 2.02(e) following delivery of a Funding Delay Notice). Promptly after its receipt thereof, the Administrative Agent shall submit a copy of each Borrowing Request to each
Managing Agent who shall promptly forward a copy thereof to the Lenders in its Lender Group.

(ii)
Each Borrowing Request shall: (A) specify (1) the amount of the requested Borrowing which amount shall be allocated among the Lender Groups based on the respective Conduit Lending Limits of the Conduit Lenders (or Commitments, if there are no Conduit Lenders in a Lender Group) in each Lender Group, (2) the Aggregate Loan Principal Balance after giving effect to such Borrowing, (3) the desired Borrowing Date, and (4) the account of the Borrower to which the proceeds of such Borrowing are to be remitted, (B) certify that, after giving effect to the proposed Borrowing, no Borrowing Base Deficiency would exist and (C) if any Eligible Timeshare Loans are being added to the Collateral in connection with such Borrowing, be accompanied by a duly completed Schedule I to such Borrowing Request which sets forth the required information regarding such Eligible Timeshare Loans.
B.
Conduit Lender Acceptance or Rejection. If a Conduit Lender shall receive a Borrowing Request, such Conduit Lender shall instruct the related Managing Agent to accept or reject such request by no later than the close of business on the Business Day of the applicable Borrowing
Request. If a Conduit Lender rejects a Borrowing Request, the related Managing Agent shall promptly notify the Borrower and the related Committed Lenders of such rejection. If a Conduit Lender declines to fund any portion of a Borrowing Request, the Borrower may cancel and rescind such Borrowing
Request in its entirety upon notice thereof received by the Administrative Agent and each Managing
Agent prior to the close of business on the Business Day immediately prior to the proposed Borrowing Date. At no time will a Conduit Lender be obligated to make Loans hereunder regardless of any notice given or not given pursuant to this Section.
C.
Committed Lender’s Commitment.
(i)
If a Conduit Lender rejects a Borrowing Request and the Borrower has not cancelled such Borrowing Request in accordance with clause (b) above, or if there is no
Conduit Lender in a Lender Group, any Loan requested by the Borrower in such Borrowing Request (except as set forth in Section 2.02(e) following delivery of a Funding Delay Notice)
shall be made by the related Committed Lenders in such Lender Group on a pro rata basis in accordance with their respective Pro Rata Shares of such Loan.
(ii)
The obligations of any Committed Lender to make Loans hereunder are several from the obligations of any other Committed Lenders (whether or not in the same Lender Group). The failure of any Committed Lender to make Loans hereunder shall not release the obligations of any other Committed Lender (whether or not in the same Lender Group) to make Loans hereunder, but no Committed Lender shall be responsible for the failure of any other Committed Lender to make any Loan hereunder.
(iii)
Notwithstanding anything herein to the contrary, a Committed Lender shall not be obligated to fund any Loan at any time on or after the Amortization Date (except as set forth in Section 2.02(e) following delivery of a Funding Delay Notice) or if, after giving effect to such Loan, the aggregate outstanding Loans funded by such Committed Lender hereunder would exceed an amount equal to (i) such Committed Lender’s Commitment, minus
(ii) such Committed Lender’s ratable share of the aggregate outstanding principal balance of the

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Exhibit 3.1

Execution Version

Loans held by the Conduit Lender(s) in such Committed Lender’s Lender Group.
D.
Disbursement of Funds. On each Borrowing Date, subject to the satisfaction of the conditions precedent specified in this Agreement (except as set forth in Section 2.02(e) following delivery of a Funding Delay Notice), each applicable Lender shall remit its share of the aggregate amount of the Loans requested by the Borrower to the account of its related Managing Agent specified therefor to such Lender by 1:30 p.m. (New York City time) by wire transfer of same day funds. Upon receipt of such funds, each Managing Agent shall remit such funds by wire transfer of same day funds to the account of the Borrower specified in the related Borrowing Request by 3:00 p.m. (New York City time)
to the extent it has received such funds from the Lenders in its Lender Group no later than 1:30 p.m.
(New York City time).
E.
Funding Delay Option.
(i)
Any Committed Lender shall have the right to deliver to the Borrower a written representation and warranty (a “Delayed Funding Representation”) to the effect that (x) it has incurred and is incurring charges relating to the “liquidity coverage ratio” under Basel III Regulations on such Committed Lender’s Loans or Commitment and (y) it is seeking or has obtained a delayed funding option in transactions similar to the transactions contemplated hereby. After delivery of a Delayed Funding Representation to the Borrower, a Committed
Lender shall be a “Designated Delay Funding Lender.”
(ii)
A Designated Delay Funding Lender may, after the Borrower delivers a Borrowing Request requesting a proposed Borrowing pursuant to Section 2.02(a)(i), prior to (x)
if such Borrowing Request is delivered more than two Business Days prior to the proposed Borrowing Date, 5:00 p.m. (New York City time) on the second Business Day prior to the proposed Borrowing Date, or (y) if such Borrowing Request is delivered on the second Business Day prior to the proposed Borrowing Date, (A) 5:00 p.m. (New York City time) on the same day as the Borrower’s delivery of such Borrowing Request, if such Borrowing Request is delivered by the Administrative Agent to the Managing Agents prior to 2:00 p.m. (New York City time) on such day or (B) otherwise 10:00 a.m. (New York City time) on the Business Day following the Borrower’s delivery of such Borrowing Request, deliver to the Borrower and the Administrative Agent a notice (a “Funding Delay Notice”) designating all or a portion of its Pro Rata Share of the Loan requested in such Borrowing Request as being subject to delayed funding (such amount, the “Designated Delayed Funding Amount”) and, if such Designated Delayed Funding Amount is greater than the Required Non-Delayed Funding Amount with respect to such Designated Delay Funding Lender and the proposed Borrowing Date, specifying the portion thereof, which may not be greater than the amount by which such Designated Delayed Funding Amount exceeds such Required Non-Delayed Funding Amount (the “Delayed Funding Amount”), that it is electing to fund on a date (the date of such funding, the “Delayed Funding Date”) that is on or before the thirty-fifth (35th) day following the proposed Borrowing Date (the “Original Borrowing Date”)
(or if such day is not a Business Day, then on the next succeeding Business Day) rather than on the Original Borrowing Date. By delivery of a Funding Delay Notice, a Designated Delay
Funding Lender shall be deemed to represent and warrant that the certifications previously provided to the Borrower by such Designated Delay Funding Lender are true as of the date of the delivery of such Funding Delay Notice.
(iii)
If a Designated Delay Funding Lender timely delivers a Funding Delay Notice with respect to a Delayed Funding Amount, the Committed Lender shall not be required to fund, on the Original Borrowing Date therefor, such Delayed Funding Amount, but shall be required to advance to the Borrower the Delayed Funding Amount on or before the Delayed

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Exhibit 3.1

Execution Version

Funding Date in accordance with Section 2.02(e)(iv). Such Designated Delay Funding Lender
shall provide the Borrower with at least three Business Days’ prior written notice of the Business Day on which it will fund such Delayed Funding Amount. The Borrower may (x) cancel and rescind the Borrowing Request in its entirety upon delivery of such Funding Delay Notice by delivering notice thereof to the Administrative Agent prior to the close of business on the
Business Day immediately prior to the Original Borrowing Date or (y) reduce the amount of additional Loans and/or additional Timeshare Loans to be added to the Borrowing Base on the Original Borrowing Date by delivering to the Administrative Agent on or prior to the Original Borrowing Date an updated Borrowing Request, and the actual funding of the Non-Delayed Funding Amount shall take place on the Business Day following the delivery of such updated Borrowing Request.
(iv)
Each Designated Delay Funding Lender agrees by delivering a Funding Delay Notice specifying a Delayed Funding Amount that, notwithstanding any statement to the contrary in Section 2.01, if the conditions to any Borrowing described in Sections 3.02(a)
through 3.02(d) are satisfied on the Original Borrowing Date in respect of such Delayed Funding Amount and the conditions described in Section 3.03 in respect of such Delayed Funding
Amount are satisfied on the related Delayed Funding Date, there shall be no other conditions whatsoever to its obligation to fund such Delayed Funding Amount on the related Delayed
Funding Date irrespective of whether the Amortization Date shall have occurred prior to such Delayed Funding Date. If the Borrower is required to add additional Timeshare Loans to the Borrowing Base on the related Delayed Funding Date in order to satisfy such conditions, it shall deliver to the Administrative Agent an updated Borrowing Request at least one Business Day prior to such Delayed Funding Date. A Designated Delay Funding Lender (or the Conduit Lender in its Lender Group) funding a Delayed Funding Amount on a Delayed Funding Date shall remit such Delayed Funding Amount to the account of its Managing Agent specified therefor to such Lender by 1:30 p.m. (New York City time) by wire transfer of same day funds. Upon receipt of such funds, such Managing Agent shall remit such funds by wire transfer of same day funds to the account of the Borrower specified in the related Borrowing Request by 3:00 p.m. (New York City time) to the extent it has received such funds from such Designated Delay Funding Lender
(or the Conduit Lender in its Lender Group) no later than 1:30 p.m. (New York City time).
(v)
For the avoidance of doubt, a Delayed Funding Amount when extended shall be a Loan for all purposes of this Agreement. As between the Conduit Lender and the Committed Lender, the Conduit Lender reserves the right in its sole discretion to fund any Loan on any Original Borrowing Date or any Delayed Funding Date.
SECTION II.03.
Reductions and Increases to the Facility Limit. Reductions of the Facility Limit. The Borrower may, from time to time upon at least ten (10) days’ prior written notice to each Managing Agent (with a copy to the Paying Agent), elect to reduce the Facility Limit in whole or in part, provided that after giving effect to any such reduction and any principal payments on such date, the Aggregate
Loan Principal Balance shall not exceed the Facility Limit. Any such reduction shall be in a minimum amount of $5,000,000 and in integral multiples of $1,000,000 in excess thereof; and provided further that any such reduction shall effect a ratable reduction of the Commitments of each Committed Lender and of each Lender Group’s Lender Group Limit. Once the Facility Limit is reduced pursuant to this Section 2.03(a) it may not subsequently be reinstated without the consent of each Committed Lender.
ii.
Increases to the Facility Limit. The Borrower may, from time to time upon at least thirty (30) days (or such lesser number of days agreed to by the Managing Agents) prior written notice request an increase to the Facility Limit. Each such notice shall specify (i) the proposed date such increase shall become effective and (ii) the proposed amount of such increase (which amount shall be at

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Execution Version

least $25,000,000 or an integral multiple of $5,000,000 in excess thereof), and shall otherwise be in form and substance satisfactory to the Managing Agents. Such increase to the Facility Limit shall become effective, if, and only if, (x) the Administrative Agent and the Managing Agent (on behalf of the
Committed Lenders in the related Lender Group) of each Lender Group whose Lender Group Limit is being increased has approved such increase, by delivering a written confirmation of such approval to the Administrative Agents, the Managing Agents and the Borrower (with a copy to the Paying Agent) or (y)
to the extent that the Committed Lenders in one or more Lender Groups have, in their sole discretion, agreed to increase the Facility Limit in an amount which is less than the Borrower’s requested increase to the Facility Limit, the Borrower shall reduce its requested increase to the Facility Limit to an amount equal to such lower amount. Nothing contained herein shall constitute a commitment on the part of any Committed Lender hereunder to agree to any such increase.
SECTION II.04.
Interest and Unused Fees.
i.
The Borrower shall pay Interest on the unpaid Principal Amount of each Loan for each Interest Period during the period from the related Borrowing Date until the date that such Loan shall be paid in full. Interest shall accrue on the Loans funded or maintained by each Lender at the applicable Interest Rate on each day during each Interest Period and shall be due and payable on the Aggregate Loan Principal Balance for the preceding Interest Period on each Distribution Date and on the Final Collection Date in accordance with Section 2.06, unless earlier paid pursuant to Section 2.05 or Section 2.14. If applicable, each Managing Agent shall deliver to the Borrower, two (2) Business Days prior to each Determination Date an invoice, setting forth (i) an estimate of the Interest payable to the related Conduit Lenders based on the CP Rate for each day during the Interest Period to which such Determination Date relates and (ii) the amount of any variation between Interest payable to such Conduit Lenders for the preceding Interest Period based on such notices and estimates and accrued but unpaid Interest payable to such Conduit Lenders for such Interest Period based on its final determination of the
CP Rate for each day during such Interest Period. The amount of any shortfall in Interest based on such variation shall be included in the portion of the Interest payable to such Conduit Lenders on the next succeeding Distribution Date, and the amount of any overpayment of interest to such Conduit Lenders based on such variation shall be credited against the portion of the Interest otherwise payable to such Conduit Lenders on the next succeeding Distribution Date.
ii.
The Borrower shall pay to each Managing Agent the Unused Fee in the amounts set forth in the Fee Letter on the dates set forth therein.
iii.
All payments of Interest for each Interest Period shall be made out of Available Collections in accordance with Section 2.06(b).
SECTION II.05.
Principal Payments - Generally. The Aggregate Loan Principal Balance shall be payable in installments equal to the Monthly Principal Payment Amount on each Distribution Date, to the extent of available funds therefor, in accordance with Section 2.06. Notwithstanding the foregoing, the Aggregate Loan Principal Balance shall be due and payable on the Maturity Date.
ii.
Optional Prepayments. The Borrower may, at its option, prepay on any Business Day all or any portion of any Loan upon prior written notice delivered to each Managing Agent (with a copy to the Paying Agent) not later than 12:00 p.m. (New York City time) three (3) Business Days prior to the date of such payment. Each such notice shall be in the form attached as Exhibit H and shall specify (i) the aggregate amount of the prepayment to be made on the Loans and (ii) the Business Day on which the Borrower will make such prepayment. Each such prepayment shall be in a minimum principal amount equal to $1,000,000 and in integral multiples of $100,000 in excess thereof and shall be made ratably among the Lenders based on the aggregate Principal Amount of the Loans held by each. Each

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Execution Version

such prepayment of the Loans to the Lenders in such Managing Agent’s Lender Group must be accompanied by a payment of all accrued and unpaid Interest on the amount prepaid, all Liquidation Fees with respect to such prepayment and all Hedge Breakage Costs and any other amounts payable by the Borrower under or with respect to any Hedging Agreement arising from any related release of Pledged Timeshare Loans pursuant to Section 2.15 in connection with such prepayment. Any notice of a prepayment shall be irrevocable. Any such prepayment shall be made out of Collections by transfer by the Paying Agent of funds from the Collection Account to the Lenders at the written direction of the Borrower or out of other funds of the Borrower.
iii.
Mandatory Prepayments. If a Borrowing Base Deficiency exists on any Distribution Date, the Borrower shall no later than the close of business on the third Business Day following such Distribution Date, prepay the Aggregate Loan Principal Balance in part or in whole, such that after giving effect to such prepayment the Aggregate Loan Principal Balance does not exceed the Borrowing Base.
SECTION II.06.
Application of Collections.
i.
Subject to Section 2.16, funds on deposit in the Collection Account from time to time may be invested in Permitted Investments at the direction of the Borrower. Each such Permitted Investment shall mature not later than the Business Day preceding the next Distribution Date and shall be held to maturity. Each investment instruction by the Borrower, which may be a standing instruction, shall designate specific types of Permitted Investments (and the terms thereof) and shall certify that such investments constitute Permitted Investments that will mature at the time specified in the preceding sentence. Absent the written instruction of the Borrower, the funds on deposit in the Collection Account shall remain uninvested. None of the Administrative Agent, the Paying Agent or Securities Intermediary shall be liable for any loss incurred in connection with an investment in the Collection Account, except for losses due to such Person’s failure to make payments on such Permitted Investments issued by such Person in its commercial capacity as principal obligor (and not as Administrative Agent, Paying Agent or Securities Intermediary).
ii.
On each Distribution Date, the Paying Agent shall, based solely on the information set forth in the related Monthly Report, apply all Available Funds for such Distribution Date in the following order and priority:
(i)
first, to the Servicer, the Servicing Fee for the immediately preceding Collection Period, together with any accrued and unpaid Servicing Fees and reimbursement of any amounts owing under Section 2.3(c) of the Servicing Agreement and, if the Servicer is a Successor Servicer, to the extent not previously paid by the predecessor Servicer, reasonable Transition Expenses (up to a maximum of $100,000 in the aggregate over the term of this Agreement) incurred in becoming the Successor Servicer;
(ii)
second, pro rata, (i) to the Backup Servicer, any accrued and unpaid Backup Servicing Fees, out-of-pocket expenses and indemnification amounts then due and payable by the Borrower to the Backup Servicer, provided that such out-of-pocket expenses and indemnification amounts shall not exceed $10,000 in the aggregate in any calendar year, (ii) to the Custodian, any accrued and unpaid Custodial Fees, out-of-pocket expenses and indemnification amounts then due and payable by the Borrower to the Custodian; provided that such out-of-pocket expenses and indemnification amounts shall not exceed $10,000 in the aggregate in any calendar year, and (iii) to the Paying Agent, any accrued and unpaid Paying
Agent Fees, out-of-pocket expenses and indemnification amounts then due and payable by the Borrower to the Paying Agent pursuant to this Agreement; provided that such out-of-pocket

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Exhibit 3.1

Execution Version

expenses and indemnification amounts shall not exceed $20,000 in the aggregate in any calendar year;

(iii)
third, pro rata (A) to the Lenders in accordance with Section 2.06(c), the Interest and Unused Fees due to the Lenders for the related Interest Period and any accrued
Interest and Unused Fees with respect to any prior Interest Period to the extent not paid on a prior Distribution Date and (B) (1) to the Hedge Counterparties, pro rata, net payments, if any, (excluding Hedge Breakage Costs) then due and payable to them by the Borrower under the Hedging Agreements and (2) to the Hedge Reserve Account, the amount necessary, if any, to cause the Hedge Reserve Amounts to equal the Hedge Reserve Account Required Balance for such Distribution Date;
(iv)
fourth, pro rata (A) to the Lenders in accordance with Section 2.06(c), the Monthly Principal Payment Amount on such Distribution Date and (B) to the Hedge Counterparties, pro rata, Hedge Breakage Costs, if any, then due and payable to them by the Borrower under the Hedging Agreements;
(v)
fifth, to the Lenders in accordance with Section 2.06(c), any other fees, costs, expenses or indemnities then due or payable by the Borrower under this Agreement or any other Facility Document;
(vi)
sixth, to the extent not previously paid pursuant to clause (ii) above, pro rata, to the Backup Servicer, the Custodian and the Paying Agent any fees, costs, expenses or indemnities due from the Borrower to such Person under this Agreement or any other Facility Document;
(vii)
seventh, pro rata to each Lender in accordance with Section 2.06(c), the amount of any voluntary reduction of the Aggregate Loan Principal Balance that the Borrower has elected to effect on such Distribution Date; and
(viii)
eighth, any remaining amounts to or at the direction of the Borrower.
iii.
The Paying Agent shall remit each installment of Interest, Unused Fees or principal in respect of the Loans pursuant to Section 2.06(b) to the Lenders (or the related Managing
Agent) by wire transfer in immediately available funds to the account designated by such Lender or its related Managing Agent in writing to the Paying Agent. Each Managing Agent shall allocate all payments received by the Paying Agent under this Section 2.06(c) to the Lenders in the related Lender Group. Amounts in respect of (i) Interest and Unused Fees shall be allocated and paid to the Lenders based on the amounts accrued at their applicable rates on their respective Invested Percentages, (ii) the principal of the Loans shall be allocated and paid by the Paying Agent to the Lenders based on their respective Invested Percentages and (iii) fees, costs, expenses or indemnities shall be allocated and paid by the Paying Agent to the Lenders to whom such amounts are due and payable.
SECTION II.07.
Extension of Commitment Termination Date. The Borrower may, no
more frequently than once every six months by delivering written notice to the Managing Agents (with a copy to the Administrative Agent and the Conduit Lenders), request the Lenders to extend the
Commitment Termination Date for an additional number of days past the then applicable Commitment Termination Date, with such extension to become effective with respect to any Lender Group, as of the date one or more Committed Lenders having Commitments equal to 100% of such Lender Group’s
Lender Group Limit shall in their sole discretion consent to such extension (the Lenders in such a Lender

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Exhibit 3.1

Execution Version

Group, “Extending Lenders”). Any such request shall be subject to the following conditions: (i) none of the Lenders will have any obligation to extend any Commitment and (ii) any such extension of the Commitment Termination Date will be effective only upon the written agreement of at least one
Committed Lender and the Borrower. The Managing Agent for each applicable Committed Lender will respond to any such request within thirty (30) days (with a copy to the Paying Agent), provided, that any Managing Agent’s failure to respond within such period shall be deemed to be a rejection of the requested extension.
SECTION II.08.
Payments and Computations, Etc. All amounts to be paid to the Administrative Agent, the Managing Agents or the Lenders by the Borrower hereunder shall be paid or deposited in accordance with the terms hereof no later than 2:00 p.m. (New York City time) on the day when due in lawful money of the United States of America in immediately available funds to the Collection Account or such account as the Administrative Agent or the relevant Managing Agents may designate prior to such payment from time to time in writing. The Borrower shall, to the extent permitted by law, pay to the Affected Party interest on any amounts not paid by the Borrower when due hereunder at 2.00% per annum above the Prime Rate from time to time in effect, payable on demand. All computations of
Interest, Unused Fees and Servicing Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed; provided, that all computations of Interest calculated at the Prime Rate shall be made on the basis of a year of 365 days for the actual number of days (including the first but excluding the last day) elapsed. In no event shall any provision of this Agreement require the payment or permit the collection of Interest in excess of the maximum permitted by applicable law. In the event that any payment hereunder (whether constituting a repayment of Loans or a payment of Interest or any other amount) is rescinded or must otherwise be returned for any reason, the amount of such payment shall be restored and such payment shall be considered not to have been made.
SECTION II.09.
Interest Protection.
i.
If due to either: (i) the introduction of or any change (including any change by way of imposition or increase of reserve requirements) in or in the interpretation by any Governmental Authority of any law or regulation after the Amendment No. 4 Effective Date, or (ii) the compliance by any Affected Party with any directive or request from any central bank or other Governmental Authority (whether or not having the force of law) imposed after the Amendment No. 4 Effective Date, (1) there shall be an increase in the cost (other than Taxes) to such Affected Party of funding or maintaining any Loan which accrues Interest at the Adjusted LIBO Rate hereunder or of extending a commitment in respect thereof, (2) such Affected Party shall be required to make a payment calculated by reference to any Loan which accrues Interest at the Adjusted LIBO Rate funded by it or Interest received by it or (3) any Affected Party shall be subjected to any Taxes (other than Indemnified Taxes or Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, then the Borrower shall, from time to time, within thirty
(30) days after demand by the related Managing Agent, pay such Managing Agent for the account of such Affected Party (as a third party beneficiary, in the case of any Affected Party other than one of the
Lenders), that portion of such increased costs incurred, amounts not received or required payment made or to be made, which, subject to the requirements of Section 2.09, such Managing Agent reasonably determines is attributable to funding and maintaining, or extending a commitment to fund, any Loan which accrues Interest at the Adjusted LIBO Rate hereunder or pursuant to any Liquidity Agreement or similar liquidity facility.
ii.
Each Managing Agent will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the Amendment No. 4 Effective Date, which will entitle any Affected Party in its Lender Group to compensation pursuant to Section 2.09(a).

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Execution Version

Each Affected Party will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Affected Party, be otherwise disadvantageous to it or inconsistent with its internal policies and procedures. In determining the amount of such compensation, such Lender may use any reasonable averaging and attribution methods. The applicable Affected Party (or such party’s related Managing Agent) shall submit to the Borrower a certificate in reasonable detail describing such increased costs incurred, amounts not received or receivable or required payment made or to be made, which certificate shall be conclusive in the absence of manifest error.
iii.
Failure or delay on the part of any Managing Agent to demand compensation pursuant to Section 2.09(a) shall not constitute a waiver of such Managing Agent’s right to demand such compensation; provided that the Borrower shall not be required to compensate any Lender or related Liquidity Provider pursuant to this Section for any increased capital unless such Managing Agent gives notice to the Borrower and the Administrative Agent to compensate such Lender or Liquidity Provider pursuant to this Section within 120 days after the date such Managing Agent knows an event has occurred pursuant to which such Lender or Liquidity Provider will seek such compensation.
SECTION II.10.
Increased Capital.
i.
If either (i) the introduction of or any change in or in the interpretation by any Official Body of any law, rule or regulation (including any law, rule or regulation regarding capital adequacy or liquidity coverage) or (ii) compliance by any Affected Party with (x) any directive or request from any central bank or other Official Body (whether or not having the force of law) imposed after the Amendment No. 4 Effective Date or (y) the requirements of, whether such compliance is commenced prior to or after the Amendment No. 4 Effective Date, any of (a) the FAS 166/167 Capital Guidelines, (b) Basel II or Basel III Regulations or (c) the Dodd-Frank Act, or any existing or future rules, regulations, guidance, interpretations or directives from the U.S. bank regulatory agencies relating to the FAS
166/167 Capital Guidelines, Basel II, Basel III Regulations or the Dodd-Frank Act (whether or not having the force of law) affects or would affect the amount of capital or assets required or expected to be maintained by such Affected Party or such Affected Party reasonably determines that the amount of such capital is increased by or based upon the existence of any Lender’s agreement to make or maintain Loans hereunder and other similar agreements or facilities and such event would have the effect of reducing the rate of return on the assets or capital of such Affected Party by an amount deemed by such Affected
Party to be material, then, within thirty (30) days after demand by such Affected Party or the related Managing Agent, the Borrower shall pay to such Affected Party (as a third party beneficiary, in the case of any Affected Party other than one of the Lenders) or the related Managing Agent for the account of such Affected Party from time to time, as specified by such Affected Party or such Managing Agent, additional amounts sufficient to compensate such Affected Party in light of such circumstances, to the extent that such Affected Party or such Managing Agent on behalf of such Affected Party reasonably determines such increase in capital to be attributable to the existence of the applicable Lender’s agreements hereunder.
ii.
Each Managing Agent will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the Amendment No. 4 Effective Date, which will entitle any Lender or Affected Party in its Lender Group to compensation pursuant to Section 2.10(a). Each Lender or Affected Party will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such
Lender or Affected Party, be otherwise disadvantageous to it or inconsistent with its internal policies. In determining the amount of such compensation, such Lender or Affected Party may use any reasonable averaging and attribution methods. The applicable Lender or Affected Party (or such party’s related

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Exhibit 3.1

Execution Version

Managing Agent) shall submit to the Borrower a certificate describing such compensation, which certificate shall be conclusive in the absence of manifest error.

iii.
Failure or delay on the part of any Managing Agent to demand compensation pursuant to Section 2.10(a) shall not constitute a waiver of such Managing Agent’s right to demand such compensation; provided that the Borrower shall not be required to compensate any Lender or Affected
Party in its Lender Group pursuant to this Section for any increased capital unless such Managing Agent gives notice to the Borrower and the Administrative Agent to compensate such Lender or Affected Party in its Lender Group pursuant to this Section within 120 days after the date such Managing Agent knows an event has occurred pursuant to which such Lender or Affected Party in its Lender Group will seek such compensation.
iv.
If any Lender or Affected Party has, or anticipates having, any claim for compensation under Section 2.10(a) against the Borrower, and such Affected Party or Lender believes that having the transactions contemplated by this Agreement publicly rated by a Rating Agency or qualifying under the supervisory formula approach under Basel II would reduce the amount of such compensation by an amount deemed by such Affected Party or Lender to be material, such Affected
Party or Lender shall provide a request for Required Data or a Rating Request to the Borrower and the Servicer. Any Affected Party or Lender may also provide a request for Required Data or a Rating
Request to the Borrower and the Servicer at any other time prior to the Commitment Termination Date. The Borrower shall cooperate with such Affected Party or Lender’s efforts to obtain Required Data and/or a credit rating from the Rating Agency specified in the Rating Request at the level that reasonably reflects the economics and credit of the Loans at the time of such request, and shall provide directly or through distribution to such Affected Party or Lender any information such Rating Agency may require for purposes of providing and monitoring the credit rating. The Affected Party or Lender making the
Rating Request shall bear the costs and expenses of providing the Required Data and pay the initial and any subsequent and ongoing fees payable to the Rating Agency in connection with a Rating Request pursuant to this Section 2.10(d).
SECTION II.11.
Funding Losses. In the event that any Liquidity Provider or any Lender shall incur (i) any Liquidation Fees as a result of any reduction of the Principal Amount of any Loan at any time other than in accordance with this Agreement or (ii) any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Liquidity Provider or Lender in order to fund or maintain any Loan or interest therein) as a result of the failure of the Borrower to accept the proceeds of any Loan in accordance with a request therefor under Section 2.02, then, upon demand from the related Managing Agent to the Borrower, the Borrower shall pay to such Managing Agent for the account of such Liquidity Provider or Lender, the amount of such loss, expense or Liquidation Fees. Such written notice shall, in the absence of manifest error, be conclusive and binding upon Borrower.
SECTION II.12.
Taxes.
i.
Except to the extent required by applicable law, any and all payments and deposits required to be made hereunder or under any instrument delivered hereunder by the Borrower (or the Servicer on its behalf) or the Paying Agent shall be made free and clear of and without deduction for Taxes. If the Paying Agent, the Borrower or the Servicer shall be required by law to make any deduction for Indemnified Taxes, (i) the Borrower shall make an additional payment to such Affected Party, in an amount sufficient so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.12), such Affected Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Paying Agent or the Borrower (or the Servicer, on its behalf) shall make such deductions and (iii) the Paying Agent or the Borrower (or the

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Servicer, on its behalf) shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law. If the Paying Agent, the Borrower or the Servicer is
required by law to deduct any Excluded Taxes, then (A) the Paying Agent, the Borrower or the Servicer, as applicable, shall make such deductions, (B) the Paying Agent, the Borrower or the Servicer, as applicable, shall pay the amount deducted to the relevant taxing authority or other authority in accordance with applicable law, and (C) the amounts so deducted and paid to the relevant taxing authority shall be treated under this Agreement as made to the Affected Party.
ii.
In addition, the Borrower agrees to pay any present or future stamp or other documentary Taxes or any other similar excise or property taxes or levies which arise from any payment made hereunder or under any instrument delivered hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any instrument delivered hereunder, other than Connection Taxes resulting from an assignment.
iii.
Each Affected Party:
(i)
that is a “United States person” within the meaning of Section
7701(a)(30) of the Code agrees to complete and to deliver to the Borrower and the Paying Agent on or before the Closing Date (or, if later, on or prior to the date it becomes a party to this Agreement) a duly completed and executed copy of IRS Form W-9 or successor form establishing that the Affected Party is a United States person that is not subject to U.S. backup withholding Tax;
(ii)
that is not organized under the laws of the United States or any State thereof shall timely deliver to the Borrower and the Paying Agent such properly completed and executed documentation prescribed by applicable laws or by the taxing authorities of any jurisdiction and such other reasonably requested information as will permit the Paying Agent, the Borrower or the Servicer, as the case may be, to determine (A) whether or not payments made hereunder are subject to Taxes, (B) if applicable, the required rate of withholding or deduction, and (C) such Affected Party’s entitlement to any available exemption from, or reduction of, applicable Taxes in respect of all payments to be made to such Affected Party by the Borrower or the Paying Agent pursuant to this Agreement or otherwise to establish such Affected Party’s status for withholding tax purposes in the applicable jurisdiction. Without limiting the generality of the foregoing, each Affected Party which is not organized under the laws of the United States or any State thereof shall, on or prior to the date that such Affected Party becomes a party to or obtains rights under this Agreement, deliver to the Borrower and the Paying Agent as applicable: (1) two duly completed and executed copies of the IRS Form W-8BEN or W-8ECI (or any successor form) as applicable; (2) in the case of an Affected Party claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, two duly completed and executed copies of Form W-8BEN along with a certificate to the effect that such Affected Party is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, a
“controlled foreign corporation” described in section 881(c)(3)(C) of the Code, and conducting a trade or business in the United States with which the relevant interest payments are effectively connected; (3) in the case of an Affected Party that is not a beneficial owner of payments made under any Facility Document, two duly completed and executed copies of the IRS Form
W-8IMY on behalf of itself and the relevant forms prescribed in this clause (ii) on behalf of each beneficial owner, provided, however, that if the Affected Party is a partnership and one or more partners are claiming the exemption for portfolio interest under Section 881(c) of the Code, such Affected Party may provide the certificate described in (2) above; and (4) to the extent it may lawfully do so, such other forms or certificates as may be required under the laws of any

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Execution Version

applicable jurisdiction (on or before the date that any such form expires or becomes obsolete), in order to permit the Borrower and the Paying Agent to make payments to, and deposit funds to or for the account of, such Affected Party hereunder and under the other Facility Documents without any deduction or withholding for or on account of any Tax or to determine the correct amount of Tax to deduct and withhold from payments to the Affected Party. Each such Affected Party, to the extent it may lawfully do so, shall submit to the Borrower and the Paying Agent
(with copies to the Administrative Agent) two updated, completed, and duly executed versions of: (x) all forms referred to in the previous sentence upon the expiry of, or the occurrence of any event requiring a change in, the most recent form previously delivered by it to the Borrower and the Paying Agent or the substitution of such form; and (y) such extensions or renewals thereof as may reasonably be requested by the Borrower or the Paying Agent; and
(iii)
shall deliver to the Borrower and the Paying Agent such other tax forms or other documents as shall be prescribed by applicable law, to the extent applicable, (x) to demonstrate that payments to such Affected Party under this Agreement and the Loans are exempt from any United States withholding tax imposed pursuant to FATCA or (y) to allow the Borrower and the Paying Agent to determine the amount to deduct or withhold under FATCA from a payment hereunder, and further agrees to complete and to deliver to the Borrower and the Paying Agent from time to time, so long as it is eligible to do so, any successor or additional form required by the IRS or reasonably requested by the Borrower or the Paying Agent in order to secure an exemption from, or reduction in the rate of, United States withholding tax imposed pursuant to FATCA. Solely for purposes of this clause (iii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
iv.
If the Borrower is required to pay additional amounts to or for the benefit of any Affected Party pursuant to this Section as a result of a change of law or treaty occurring after such
Affected Party first became a party to this Agreement, such Affected Party will, at the Borrower’s request, change the jurisdiction of its applicable lending office if, in the sole judgment of such Affected Party, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous to such Affected Party.
v.
If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Paying Agent, the Borrower or the Servicer did not properly withhold Tax from amounts paid to or for the account of any Affected Person due to a failure on the part of the Affected Person (because the appropriate form was not delivered, was not properly executed, or because such Affected Person failed to notify the Paying Agent, the Borrower or the Servicer of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Affected Person shall indemnify and hold the Paying Agent, the Borrower and the Servicer harmless for all amounts paid, directly or indirectly, by the Paying Agent, the Borrower or the Servicer, as Tax or otherwise, including penalties and interest, and including any Taxes imposed by any jurisdiction on the amounts payable to the Paying Agent, the Borrower or the Servicer under this Section 2.12, together with all costs and expenses (including attorneys fees and expenses). The obligation of the Affected Persons under this subsection shall survive the payment of all obligations under this Agreement.
vi.
If any Affected Party reasonably determines that it has received a refund of any Taxes as to which it has been indemnified by the Borrower or the Servicer or with respect to which the Borrower or the Servicer has paid additional amounts pursuant to this Section 2.12 it shall promptly pay over such refund to the Borrower or the Servicer, as applicable, (but only to the extent of payments made, or additional amounts paid, by the Borrower under this Section 2.12 with respect to Taxes giving rise to

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such a refund), net of all reasonable out-of-pocket expenses of such Affected Party and without interest (other than any interest paid by the relevant governmental authority with respect to such a refund).

vii.
The Borrower shall indemnify each Affected Party, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Affected Party or required to be withheld or deducted from a payment to such Affected Party and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by an Affected Party shall be conclusive absent manifest error.
SECTION II.13.
Security Interest.
i.
As security for the performance by the Borrower of all the terms, covenants and agreements on the part of the Borrower to be performed under this Agreement or any other Facility Document, including the payment when due of all Borrower Obligations, the Borrower hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in all of the
Borrower’s right, title and interest in, to and under the following, whether now owned or hereafter acquired, now existing or hereafter created, and wherever located (collectively, the “Collateral”):
(i)
the Pledged Timeshare Loans, together with all Collections and all monies due (including any payments made under any guarantee or similar credit enhancement with respect to any such Timeshare Loans) to become due or received by any Person in payment of any of the Pledged Timeshare Loans on or after the respective Cutoff Dates for the Pledged Timeshare Loans;
(ii)
the Related Security with respect to the Pledged Timeshare Loans;
(iii)
the Account Collateral;
(iv)
all Hedge Collateral;
(v)
the Sale and Contribution Agreement, the Servicing Agreement, the Custody Agreement and any other Facility Document to which the Borrower is a party and all remedies thereunder and the assignment to the Administrative Agent of all UCC financing statements filed by the Borrower against Seller under or in connection with the Sale and Contribution Agreement;
(vi)
all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of the foregoing;
(vii)
all accounts, general intangibles, payment intangibles, instruments, investment property, documents, chattel paper, goods, moneys, letters of credit, letter of credit

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rights, certificates of deposit, deposit accounts and all other property and interests in property of the Borrower, whether tangible or intangible; and

(viii)
all income and proceeds of the foregoing, other than proceeds of a Timeshare Loan that has been foreclosed upon and remarketed and for which the applicable Timeshare Interest relates to the “Hilton Grand Vacations at the Crane” Resort.
ii.
The Borrower hereby authorizes the filing of financing statements, and continuation statements and amendments thereto and assignments thereof, describing the collateral covered thereby as “all of debtor’s personal property or assets” or words to that effect, notwithstanding that such wording may be broader in scope than the collateral described in this Section 2.13. The
Borrower authorizes the Administrative Agent to file financing or continuation statements, and amendments thereto and assignments thereof, relating to the Pledged Timeshare Loans and the other Collateral without the signature of the Borrower. A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement where permitted by law. This Agreement shall constitute a security agreement under applicable law.
iii.
The Borrower represents and warrants that each remittance of Collections by it to the Administrative Agent, the Managing Agents or the Lenders hereunder will have been (i) in payment of a debt incurred by the Borrower in the ordinary course of business or financial affairs of the Borrower and (ii) made in the ordinary course of business or financial affairs.
SECTION II.14.
Refinancings.
i.
On any Business Day, the Borrower shall have the right to prepay all or a portion of the Aggregate Loan Principal Balance and request the Administrative Agent to release its security interest and Lien on some or all of the Pledged Timeshare Loans in connection with a Refinancing, subject to the following terms and conditions:
(i)
The Borrower shall have given the Administrative Agent, the Paying Agent, the Custodian and the Servicer at least ten (10) Business Days’ prior written notice of its intent to effect a Refinancing and, at least three (3) Business Days prior to the closing of the Refinancing, shall provide the Administrative Agent, the Custodian and the Servicer with the related Refinancing Release together with a funds flow memorandum indicating sources and uses to the reasonable satisfaction of the Administrative Agent with respect to such Refinancing;
(ii)
Unless such Refinancing is to be effected on a Distribution Date (in which case the relevant calculations with respect to such Refinancing shall be reflected on the applicable Monthly Report), the Servicer shall deliver to the Administrative Agent a Refinancing Date Certificate and an updated Monthly Loan Tape together with evidence reasonably satisfactory to the Administrative Agent that the conditions precedent set forth in clauses (iii)(D) and (E) below will be satisfied.
(iii)
On the related Refinancing Date, the following shall be true and correct and the Borrower shall be deemed to have certified that, after giving effect to the Refinancing, the related prepayment of the Aggregate Loan Principal Balance pursuant to Section 2.05(b) and the release to the Borrower of the related Pledged Timeshare Loans on the related Refinancing Date:
(a)
no adverse selection procedure shall have been used by the Borrower with respect to the Pledged Timeshare Loans that will remain subject to this

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Agreement after giving effect to the Refinancing (except as is necessary to comply with normal and customary eligibility criteria for asset-backed securities transactions involving timeshare loans);
(b)
the representations and warranties contained in Section 4.01 are true and correct in all material respects, except to the extent relating to an earlier date;
(c)
no Default or Event of Default has occurred and is continuing;
and
(d)
no Borrowing Base Deficiency exists.
(iv)
On the related Refinancing Date, the Paying Agent shall have received, for the benefit of the Secured Parties, in immediately available funds, (A) the portion of the Aggregate Loan Principal Balance to be prepaid pursuant to Section 2.05(b), (B) an amount equal to all accrued and unpaid Interest to the extent reasonably determined by the
Administrative Agent to be attributable to that portion of the Aggregate Loan Principal Balance to be paid in connection with the Refinancing and (C) all Liquidation Fees with respect to such prepayment and all Hedge Breakage Costs and any other amounts payable by the Borrower under or with respect to any Hedging Agreement arising from the release of Pledged Timeshare Loans pursuant to Section 2.15 in connection with such Refinancing payable to any Indemnified Party under this Agreement through the date of such prepayment. The amount paid pursuant to (1)
clause (A) shall be applied on such Refinancing Date to the payment of principal on the
Aggregate Loan Principal Balance, (2) clause (B) shall be deposited in the Collection Account to be included in Available Funds for the next Distribution Date (or for such Distribution Date, if the Refinancing Date is also a Distribution Date) pursuant to Section 2.06 and (3) clause (C)
shall be paid to the Persons to whom such amounts are owed on such Refinancing Date, in each case in accordance with the written directions from the Borrower to the Paying Agent.
ii.
The Borrower hereby agrees to pay the reasonable legal fees and expenses of the Administrative Agent, the Managing Agents, the Custodian, the Backup Servicer, the Paying Agent and
the Lenders in connection with any Refinancing (including expenses incurred in connection with the release of the Lien of the Administrative Agent, the Lenders and any other party having such an interest in the Timeshare Loans in connection with such Refinancing).
SECTION II.15.
Release of Lien. In connection with any repurchase or substitution of Timeshare Loans by the Seller from the Borrower (a) pursuant to the Sale and Contribution Agreement or (b) effected pursuant to, and in compliance with, Section 2.14, and promptly following the Final
Collection Date, the Administrative Agent agrees, at the Borrower’s expense, and without recourse, representation or warranty, and, in the case of a Refinancing, subject to the conditions specified in
Section 2.14, to execute, deliver, file and record any release, document or other instrument and take such action that may be necessary or that the Borrower may reasonably request, to evidence the release by the Administrative Agent of its security interest in the applicable Pledged Timeshare Loans and related Collateral.
SECTION II.16.
The Collection Account and Hedge Reserve Account.
A.
On or prior to the Closing Date, the Borrower shall establish and shall thereafter maintain a segregated account in the name of the Borrower for the purpose of receiving Collections (the “Collection Account”). The taxpayer identification number associated with the Collection Account shall

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be that of the Borrower and the Borrower will report for Federal, state and local income taxes, the income, if any, represented by the Collection Account.

B.
The Collection Account shall be established and at all times maintained with the Paying Agent which shall act as a “securities intermediary” (as defined in Section 8-102 of the UCC) and a “bank” (as defined in Section 9-102 of the UCC) hereunder (in such capacities, the “Securities Intermediary”) with respect to the Collection Account. Wells Fargo, as initial Paying Agent, hereby confirms that the account number of the Collection Account is the number identified as such on Exhibit
M hereto. In the event that the Paying Agent ceases to be a Qualified Institution, the Borrower shall, within thirty (30) days thereof, appoint a Qualified Institution to be the successor Paying Agent and establish a new Collection Account at such Qualified Institution.
C.
The Collection Account shall be a “securities account” as defined in Section
8-501 of the UCC and shall be maintained by the Securities Intermediary as a securities intermediary in the name of the Borrower, subject to the lien of the Administrative Agent, for the benefit of the Secured Parties. The Securities Intermediary shall treat the Administrative Agent as the “entitlement holder”
(within the meaning of Section 8-102(a)(7) of the UCC) in respect of all “financial assets” (within the meaning of Section 8-102(a)(9) of the UCC) credited to the Collection Account;
D.
The Securities Intermediary hereby confirms and agrees that:
(i)
the Securities Intermediary shall not change the name or account number of the Collection Account without the prior written consent of the Administrative Agent;
(ii)
all securities or other property underlying any financial assets (as hereinafter defined) credited to the Collection Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or indorsed in blank or credited to another securities account maintained in the name of the Securities Intermediary, and in no case will any financial asset credited to the Collection Account be registered in the name of the Borrower or any other Person, payable to the order of the Borrower or specially indorsed to the Borrower or any other Person, except to the extent the foregoing have been specially indorsed to the Administrative Agent, for the benefit of the Secured Parties, or in blank;
(iii)
all property transferred or delivered to the Securities Intermediary pursuant to this Agreement will be promptly credited to the Collection Account;
(iv)
the Collection Account is an account to which financial assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Agreement, treat each of the Borrower and the Servicer as entitled to exercise the rights that comprise any financial asset credited to such account;
(v)
the Securities Intermediary shall promptly deliver copies of all statements, confirmations and other correspondence concerning the Collection Account and/or any financial assets credited thereto simultaneously to each of the Servicer (on behalf of the Borrower) and the Administrative Agent at the address for each set forth on Schedule III to this Agreement; and
(vi)
notwithstanding the intent of the parties hereto, to the extent that Collection Account shall be determined to constitute a “deposit account” within the meaning of Section 9-102(a)(29) of the UCC, the Collection Account shall be subject to the exclusive control of the Administrative Agent, for the benefit of the Secured Parties, and the Securities

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Intermediary will comply with instructions originated by the Administrative Agent directing disposition of the funds in the Collection Account without further consent by the Borrower or the Servicer.
E.
The Securities Intermediary hereby agrees that each item of property (including any investment property, financial asset, security, instrument or cash) credited to the Collection Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.
F.
Except as otherwise set forth in Section 2.16(g) and (h), the Securities
Intermediary will comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the UCC) (“Entitlement Orders”) originated by the Borrower or by the Servicer. The Borrower shall not directly make any withdrawals from the Collection Account.
G.
If at any time the Securities Intermediary shall receive any Entitlement Order from the Administrative Agent (i.e., an order directing a transfer or redemption of any financial asset in the Collection Account), or any “instruction” (within the meaning of Section 9-104 of the UCC), originated by the Administrative Agent, the Securities Intermediary shall comply with such Entitlement Order or instruction without further consent by the Borrower, the Servicer or any other Person. Notwithstanding the foregoing, the parties hereto agree that the Securities Intermediary will comply with the following with respect to any Entitlement Order or instruction: (i) until its receipt of a Notice of Exclusive Control (as defined below) with respect to the financial assets in the Collection Account, any cash received into the Collection Account may be invested in Permitted Investments selected by the Borrower or by the Servicer; and (ii) from and after its receipt of a Notice of Exclusive Control (as defined below), with respect to the financial assets in the Collection Account and without further consent of the Borrower, the Servicer or any other Person, any cash received into the Collection Account, may be invested in Permitted Investments selected by the Administrative Agent, for the benefit of the Secured Parties.
H.
Upon receipt by the Securities Intermediary of a written notice substantially in the form of Exhibit L hereto (a “Notice of Exclusive Control”), the Securities Intermediary will take all Entitlement Orders, instructions or other directions it receives from the Administrative Agent, on behalf of the Secured Parties, with respect to the Collection Account and the disposition of funds in the
Collection Account, without further consent by the Borrower, the Servicer or any other Person, and shall cease complying with Entitlement Orders, instructions or other directions concerning the Collection Account originated by the Borrower, the Servicer or any other Person. Notwithstanding the foregoing, promptly following receipt by the Administrative Agent of a written notice from the Servicer identifying amounts on deposit in the Collection Account as constituting (a) Processing Fees, non-sufficient funds fees and late fees, or (b) Miscellaneous Payments, the Administrative Agent will issue an Entitlement
Order to the Securities Intermediary to release such amounts under clauses (a) and (b) to the Servicer.
I.
In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Collection Account or any financial assets, funds, cash or other property credited thereto or any security entitlement with respect thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Administrative Agent, for the benefit of the Secured Parties. Notwithstanding the preceding sentence, the financial assets, funds, cash or other property credited to the Collection Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Administrative Agent, for the benefit of the Secured Parties (except that the Securities Intermediary may set-off (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Collection Account, and (ii) the face amount of any

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checks that have been credited to the Collection Account but are subsequently returned unpaid because of uncollected or insufficient funds).

J.
Regardless of any provision in any other agreement, for purposes of the UCC,
New York shall be deemed to be the “bank’s jurisdiction” (within the meaning of Section 9-304 of the UCC) and the “security intermediary’s jurisdiction” (within the meaning of Section 8-110 of the UCC).
K.
Whenever the Borrower initially elects to exercise the Hedge Reserve Option in accordance with Section 5.03(c), the Borrower shall cause to be established and shall cause to be maintained an account in the name of the Administrative Agent (the "Hedge Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit and security of the Secured Parties. The Hedge Reserve Account shall be a segregated bank account initially established with the Administrative Agent. The Administrative Agent for the benefit of the Secured Parties shall possess all right, title and interest in all funds on deposit from time to time in the Hedge Reserve Account and in all proceeds thereof. The Hedge Reserve Account shall be under the sole dominion and control of the Administrative Agent for the benefit of the Secured Parties. Subject to this Section 2.16, amounts on deposit in the Hedge Reserve Account may be invested in Permitted Investments selected by the
Borrower or by the Servicer. Funding, withdrawals and payments from the Hedge Reserve Account shall be made in the following manner:
(i)
Funding. On each Determination Date or Borrowing Date occurring in a Hedging Period, if the Borrower has exercised and not revoked the Hedge Reserve Option, the Borrower shall deposit or shall cause to be deposited into the Hedge Reserve Account the amount necessary to cause the amount on deposit in the Hedge Reserve Account to be equal to the Hedge Reserve Account Required Balance (after giving effect to a Borrowing (if any) on such Determination Date or Borrowing Date, existing Hedging Agreements and Hedging Agreements entered into in respect of such Determination Date or Borrowing Date) and thereafter, on each Distribution Date, if the amount on deposit in the Hedge Reserve Account
(after giving effect to any deposit of the applicable portion of the proceeds on such
Determination Date) is less than the Hedge Reserve Account Required Balance, a deposit shall be made to the Hedge Reserve Account, to the extent of Available Funds as provided in Section 2.06 hereof.
(ii)
Hedging Agreement Trigger Event. If the Borrower is required to purchase Hedging Agreements in accordance with Section 5.03 at any time after the Borrower has deposited amounts in the Hedge Reserve Account, the Administrative Agent shall, as directed by the Borrower or the Servicer, to the extent of funds available in the Hedge Reserve Account, either (i) pay the applicable Hedging Agreement premium to the related Hedge Counterparty, or (ii) in the event the Borrower provides the Administrative Agent with evidence that it has already paid such premium, reimburse the Borrower. To the extent there are funds remaining in the Hedge Reserve Account following the payment of such Hedging Agreement premium, the Administrative Agent shall withdraw such funds from the Hedge Reserve Account and deposit such funds into the Collection Account as Available Funds for the immediately following Distribution Date. To the extent that the Issuer fails to purchase or cause to be purchased Hedging Agreements in the timeframe required by the Hedging Requirements, the Administrative Agent is authorized to obtain such Hedging Agreement on behalf of the Borrower and to withdraw from the Hedge Reserve Account, to the extent of funds available therein, the applicable Hedging Agreement premium and to pay such amount to the related Hedge Counterparty.

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(iii)
Payment in Full. To the extent that on the Distribution Date on which the Aggregate Loan Principal Balance will be reduced to zero, there are amounts on deposit in the Hedge Reserve Account, the Administrative Agent shall withdraw all amounts on deposit in the Hedge Reserve Account and shall deposit such amounts into the Collection Account as Available Funds.
(iv)
Amounts in Excess of Hedge Reserve Account Required Balance. If, on any Distribution Date, amounts on deposit in the Hedge Reserve Account are greater than the
Hedge Reserve Account Required Balance (after giving effect to all other distributions and disbursements on such Distribution Date), the Administrative Agent shall, based on the Monthly Report, withdraw funds in excess of the Hedge Reserve Account Required Balance from the
Hedge Reserve Account and deposit such funds into the Collection Account as Available Funds on such Distribution Date for application in accordance with Section 2.06 hereof. If on any Determination Date, Borrowing Date or Distribution Date, the Borrower has revoked its election, in whole or in part, to fund the Hedge Reserve Account, provided that the Borrower has otherwise complied with the Hedging Requirements, amounts on deposit in the Hedge Reserve Account shall be deposited in the Collection Account as Available Funds.
SECTION II.17.
The Paying Agent.
i.
The Borrower hereby appoints Wells Fargo as the initial Paying Agent. All payments of amounts due and payable in respect of the Borrower Obligations that are to be made from amounts withdrawn from the Collection Account pursuant to Section 2.06 shall be made on behalf of the Borrower by the Paying Agent. On the Final Collection Date, all funds then held by any Paying Agent other than the Administrative Agent under this Agreement shall, upon demand of the Borrower, be paid to the Administrative Agent to be held and applied according to Section 2.06, and thereupon such Paying Agent shall be released from all further liability with respect to such funds.
ii.
On each Distribution Date, the Borrower shall pay to the Paying Agent the
Paying Agent Fee pursuant to Section 2.06(b)(ii).
iii.
The Paying Agent hereby agrees that subject to the provisions of this Section, it shall:
1.
hold any sums held by it for the payment of amounts due with respect to the Borrower Obligations in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;
2.
give the Administrative Agent notice of any default by the Borrower of which it has actual knowledge in the making of any payment required to be made with respect to the Borrower Obligations;
3.
at any time during the continuance of any such default, upon the written request of the Administrative Agent (a copy of which shall be provided by the Administrative
Agent to the Borrower and the Servicer), forthwith pay to the Administrative Agent any sums so held in trust by such Paying Agent;

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4.
immediately resign as a Paying Agent and forthwith pay to the Administrative Agent any sums held by it in trust for the payment of the Borrower Obligations if at any time it ceases to be a Qualified Institution;
5.
comply with all requirements of the Code and any applicable State law with respect to the withholding from any payments made by it in respect of any Borrower Obligations of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and
6.
provide to the Managing Agents such information as is required to be delivered under the Code or any State law applicable to the particular Paying Agent, relating to payments made by the Paying Agent under this Agreement.
iv.
Each Paying Agent (other than the initial Paying Agent) shall be appointed by the Borrower with the prior written consent of the Administrative Agent and the Majority Managing
Agents. The Borrower shall not appoint any Paying Agent which is not, at the time of such appointment, a Qualified Institution.
v.
The Borrower shall indemnify the Paying Agent and its officers, directors, employees and agents for, and hold them harmless against any loss, liability or expense incurred, other than in connection with the willful misconduct, gross negligence or bad faith on the part of the Paying Agent, arising out of or in connection with (i) the performance of its obligations under and in accordance with this Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties under this Agreement and (ii) the negligence, willful misconduct or bad faith of the Borrower in the performance of its duties hereunder. All such amounts shall be payable in accordance with Section 2.06.
vi.
The Paying Agent shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Paying Agent in such capacity herein. No implied covenants or obligations shall be read into this Agreement against the Paying Agent and, in the absence of gross negligence, willful misconduct or bad faith on the part of the Paying Agent, the Paying Agent may conclusively rely on the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the Paying Agent pursuant to and conforming to the requirements of this Agreement.
vii.
The Paying Agent shall not be liable for (i) an error of judgment made in good faith by one of its officers; or (ii) any action taken, suffered or omitted to be taken in good faith in accordance with or believed by it to be authorized or within the discretion or rights or powers conferred, by this Agreement or at the direction of a Lender, Managing Agent or the Administrative Agent relating to the exercise of any power conferred upon the Paying Agent under this Agreement, in each case, unless it shall be proved that the Paying Agent shall have been grossly negligent or acted in bad faith or with willful misconduct in ascertaining the pertinent facts.
viii.
The Paying Agent shall not be charged with knowledge of any Default or Event of Default unless a Responsible Officer of the Paying Agent obtains actual knowledge of such event or the Paying Agent receives written notice of such event from the Borrower, the Servicer, any Secured
Party or the Administrative Agent, as the case may be.
ix.
Without limiting the generality of this Section, the Paying Agent shall have no duty (i) to see to any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest in the

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Collateral, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to the payment or discharge of any Tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Pledged Timeshare Loans, (iii) to confirm or verify the contents of any reports or certificates of the Servicer or the Borrower delivered to the Paying Agent pursuant to this Agreement believed by the Paying Agent to be genuine and to have been signed or presented by the proper party or parties or (iv) to ascertain or inquire as to the performance or observance of any of the Borrower’s or the Servicer’s representations, warranties or covenants under this Agreement or any other Facility Document.
x.
The Paying Agent shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability shall not be reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Paying Agent to perform, or be responsible for the manner of performance of, any of the obligations of the Borrower under this Agreement.
xi.
The Paying Agent may rely and shall be protected in acting or refraining from acting upon any resolution, certificate of a Responsible Officer, any Monthly Report, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.
xii.
The Paying Agent may consult with counsel of its choice with regard to legal questions arising out of or in connection with this Agreement and the advice or opinion of such counsel, selected with due care, shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Paying Agent in good faith and in accordance therewith.
xiii.
The Paying Agent shall be under no obligation to exercise any of the rights, powers or remedies vested in it by this Agreement (except to comply with its obligations under this Agreement and any other Facility Document to which it is a party) or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of the Administrative Agent or any Managing Agent pursuant to the provisions of this Agreement, unless the Administrative Agent, on behalf of the Secured Parties, or such Managing Agent shall have offered to the Paying Agent reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby.
xiv.
The Paying Agent shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by a
Lender, a Managing Agent or the Administrative Agent; provided, that if the payment within a reasonable time to the Paying Agent of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of the Paying Agent, not reasonably assured by the Borrower, the Paying Agent may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Borrower or, if paid by the Paying Agent, shall be reimbursed by the Borrower to the extent of funds available therefor pursuant to Section 2.06.

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xv.
The Paying Agent shall not be responsible for the acts or omissions of the Administrative Agent, the Borrower, the Servicer, any Managing Agents, any Lender, any Hedge Counterparty or any other Person.
xvi.
Any Person into which the Paying Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which to Paying Agent shall be a party, or any Person succeeding to the business of the Paying Agent, shall be the successor of the Paying Agent under this Agreement, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.
xvii.
The Paying Agent does not assume and shall have no responsibility for, and makes no representation as to, monitoring the value of the Timeshare Loans and other Collateral.
xviii.
If the Paying Agent shall at any time receive conflicting instructions from the Administrative Agent and the Borrower or the Servicer or any other party to this Agreement and the conflict between such instructions cannot be resolved by reference to the terms of this Agreement, the Paying Agent shall be entitled to rely on the instructions of the Administrative Agent. In the absence of bad faith, gross negligence or willful misconduct on the part of the Paying Agent, the Paying Agent may rely and shall be protected in acting or refraining from acting upon any resolution, officer’s certificate, any Monthly Report, certificate of auditors, or any other certificate, statement, instrument, opinion, report, notice request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Paying Agent may rely upon the validity of documents delivered to it, without investigation as to their authenticity or legal effectiveness, and the parties to this Agreement will hold the Paying Agent harmless from any claims that may arise or be asserted against the Paying Agent because of the invalidity of any such documents or their failure to fulfill their intended purpose.
xix.
The Paying Agent is authorized, in its sole discretion, to disregard any and all notices or instructions given by any other party hereto or by any other person, firm or corporation, except only such notices or instructions as are herein provided for and orders or process of any court entered or issued with or without jurisdiction. If any property subject hereto is at any time attached, garnished or levied upon under any court order or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part hereof, then and in any of such events the Paying Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree with which it is advised by legal counsel of its own choosing is binding upon it, and if it complies with any such order, writ, judgment or decree it shall not be liable to any other party hereto or to any other person, firm or corporation by reason of such compliance even though such order, writ, judgment or decree maybe subsequently reversed, modified, annulled, set aside or vacated.
xx.
The Paying Agent may: (i) terminate its obligations as Paying Agent under this Agreement (subject to the terms set forth herein) upon at least 30 days’ prior written notice to the
Borrower, the Servicer, the Managing Agents and the Administrative Agent; provided, however, that, without the consent of the Administrative Agent and the Majority Managing Agents, such resignation shall not be effective until a successor Paying Agent reasonably acceptable to the Administrative Agent and the Majority Managing Agents shall have accepted appointment by the Borrower as Paying Agent, pursuant hereto and shall have agreed to be bound by the terms of this Agreement; or (ii) be removed at any time by written demand, of the Administrative Agent and the Majority Managing Agents, delivered to the Paying Agent, the Borrower and the Servicer. In the event of such termination or removal, the Borrower with the consent of the Administrative Agent and the Majority Managing Agents shall appoint

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a successor paying. If, however, a successor paying agent is not appointed by the Borrower within ninety (90) days after the giving of notice of resignation, the Paying Agent may petition a court of competent jurisdiction for the appointment of a successor paying agent.
xxi.
Any successor Paying Agent appointed pursuant hereto shall (i) execute, acknowledge, and deliver to the Borrower, the Servicer, the Administrative Agent, and to the predecessor Paying Agent an instrument accepting such appointment under this Agreement. Thereupon, the resignation or removal of the predecessor Paying Agent shall become effective and such successor
Paying Agent, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor as Paying Agent under this Agreement, with like effect as if originally named as Paying Agent. The predecessor Paying Agent shall upon payment of its fees and expenses deliver to the successor Paying Agent all documents and statements and monies held by it under this Agreement; and the Borrower and the predecessor Paying Agent shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Paying Agent all such rights, powers, duties, and obligations.
xxii.
In the event the Paying Agent’s appointment hereunder is terminated without cause, the Borrower shall reimburse the Paying Agent for the reasonable out-of-pocket expenses of the Paying Agent incurred in transferring any funds in its possession to the successor Paying Agent.
xxiii.
The parties hereto acknowledge and agree that the Paying Agent shall not be required to act as a “commodity pool operator” (as defined in the Commodity Exchange Act, as amended) or be required to undertake regulatory filings related to this Agreement or any Facility
Document in connection therewith.
SECTION II.18.
Defaulting Committed Lenders. Notwithstanding any provision of this
Agreement to the contrary, if any Committed Lender becomes a Defaulting Committed Lender, then the following provisions shall apply for so long as such Committed Lender is a Defaulting Committed
Lender:
i.
Unused Fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Committed Lender pursuant to Section 2.04;
ii.
notwithstanding anything to the contrary contained in Section 2.03 hereof, the unused portion of the Commitment of such Defaulting Committed Lender may be reduced to zero without any contemporaneous ratable reduction of the Commitments of the other Committed Lenders;
iii.
neither the Commitment nor the Loans of such Defaulting Committed Lender shall be included in determining whether all Lenders, a majority of the Lenders or the Majority Managing Agents have taken or may take any action hereunder and the Managing Agent of the Lender Group which includes such Defaulting Committed Lender shall not be included in determining whether all Managing Agents have taken or may have taken any action hereunder (including, in each case, any consent to any amendment or waiver pursuant to Section 10.01); provided, that any waiver, amendment or modification requiring the consent of all Lenders or Managing Agents or each affected Lender or Managing Agent, as applicable, which affects such Defaulting Committed Lender or the related Managing Agent differently than other affected Lenders or Managing Agents shall require the consent of such Defaulting Committed Lender or the related Managing Agent, as applicable; and

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iv.
the Borrower may replace such Defaulting Committed Lender in accordance with Section 2.19 of this Agreement.

In the event that the Administrative Agent determines that a Defaulting Committed Lender has adequately remedied all matters that caused such Committed Lender to be a Defaulting Committed
Lender, then (x) the Pro Rata Shares, the Lender Group Limits and Lender Group Percentages shall be readjusted to reflect the inclusion of such Committed Lender’s Commitment and on such date such Committed Lender shall purchase at par such of the Loans of the other Lenders as the Administrative
Agent and the Managing Agents shall determine may be necessary in order for such Committed Lender to hold such Loans in accordance with its Pro Rata Share and for such Committed Lender’s Lender
Group to hold such Loans in accordance with its Lender Group Percentage and (y) the provisions of clauses (a) through (d) above shall, from and after such determination, cease to be of further force or effect with respect to such Committed Lender.

SECTION II.19.
Replacement of Lender Group. If (i) any Affected Party requests compensation under Section 2.09(a) or 2.10(a), (ii) any Conduit Lender ceases to fund or maintain its Loans through the issuance of Commercial Paper, (iii) any Managing Agent fails to give consent to any amendment or waiver to the Facility Documents requiring the consent of 100% of the Managing Agents or 100% of the Managing Agents for all affected Lenders and Managing Agents whose Lender Group Limits together equal or exceed 66 2/3 percent of the Lender Group Limits required for such vote have consented, (iv)
any Committed Lender becomes a Defaulting Committed Lender or becomes the subject of a Bail-In
Action or (v) any Designated Delay Funding Lender delivers a Funding Delay Notice,, then Borrower may, at its sole expense and effort, upon notice to the related Managing Agent and the Administrative Agent, require each Lender in such Managing Agent’s Lender Group to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.03), all of its respective interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Conduit Lender or Committed Lender, as applicable, if a Conduit Lender or Committed Lender accepts such assignment); provided, that (x) the Borrower shall have received the prior written consent of the Administrative Agent with respect to any assignee that is not already a member of a Lender Group hereunder, which consent shall not unreasonably be withheld, conditioned or delayed, (y) each member of such assigning Lender Group shall have received payment of an amount equal to all outstanding Loans funded or maintained by such Lender Group, together with all accrued Interest thereon and all accrued Unused Fees and other Borrower Obligations payable to them hereunder and under the other Facility Documents, from the assignee (to the extent of such outstanding Loans) and (z) in the case of any such assignment resulting from a claim for compensation under Section 2.09(a) or Section 2.10(a), such assignment will result in a reduction in such compensation or payments.
A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to exist.
SECTION II.20.
LIBOR Replacement. Notwithstanding anything to the contrary in this
Agreement or any other Facility Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or the Managing Agents notify the Administrative Agent (with, in the case of the Managing Agents, a copy to Borrower) that the
Borrower or the Managing Agents (as applicable) have determined, that:
i.
adequate and reasonable means do not exist for ascertaining the LIBO Rate for any requested Interest Period, including, without limitation, because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary;

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ii.
the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBO Rate or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide the LIBO Rate after such specific date (such specific date, the “Scheduled
Unavailability Date”); or
iii.
syndicated loans currently being executed, or that include language similar to that contained in this Section, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace the LIBO Rate,

then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace the LIBO Rate with (x) one or more SOFR-Based Rates or (y) another alternate benchmark rate and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the
Administrative Agent from time to time in its reasonable discretion and may be periodically updated (the “Adjustment;” and any such proposed rate, a “LIBOR Successor Rate”), and any such amendment shall become effective at 5:00 p.m. (New York time) on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, the Lenders comprising the Managing Agents have delivered to the Administrative Agent written notice that such Managing Agents (A) in the case of an amendment to replace the LIBO Rate with a rate described in clause (x), object to the Adjustment; or (B) in the case of an amendment to replace the LIBO Rate with a rate described in clause (y), object to such amendment; provided that for the avoidance of doubt, in the case of clause (A), the Managing Agents shall not be entitled to object to any SOFR-Based Rate contained in any such amendment. Such LIBOR Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such LIBOR Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent, in consultation with the Borrower.

If no LIBOR Successor Rate has been determined and the circumstances under clause (a) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Loans the Interest Rates for which are calculated using the LIBO Rate shall be suspended, (to the extent of the affected Loans or Interest Periods), and (y) the Alternative Rate for any day should be an interest rate per annum equal to the Prime Rate in effect on such day. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of
Eurodollar loans (to the extent of the affected Eurodollar loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Loans (subject to the foregoing clause (y)) in the amount specified therein.

Notwithstanding anything else herein, in no event shall the LIBOR Successor Rate be less than zero for purposes of this Agreement. If the LIBOR Successor Rate is calculated to be less than zero hereunder, it shall be deemed zero for the purposes of this Agreement.

In connection with the implementation of a LIBOR Successor Rate, the Administrative Agent
will have the right to make LIBOR Successor Rate Conforming Changes from time to time in its reasonable discretion and, notwithstanding anything to the contrary herein or in any other Facility

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Document, any amendments implementing such LIBOR Successor Rate Conforming Changes in the discretion of the Administrative Agent and in consultation with the Borrower will become effective without any further action or consent of any other party to this Agreement.

ARTICLE III

CONDITIONS PRECEDENT
SECTION III.01.
Conditions Precedent to Effectiveness. As conditions precedent to the effectiveness of this Agreement, and the initial Borrowing hereunder the Managing Agents shall have received each of the documents, instruments, legal opinions and other agreements listed on Schedule IV that are required to be delivered on or prior to the date hereof, together with all fees due and payable on the date hereof.
SECTION III.02.
Conditions Precedent to All Borrowings. Each Borrowing (including the Initial Borrowing) made by the Lenders to the Borrower (except as set forth in Section 2.02(e)(iv)), shall be subject to the further conditions precedent that on the date of each Borrowing, each of the following shall be true and correct both before and immediately after giving effect to such Borrowing:
i.
the Administrative Agent shall have received from the Servicer the Monthly Report most recently required to be delivered pursuant to the Servicing Agreement;
ii.
the representations and warranties contained in Article IV shall be true and correct in all material respects on and as of such date as though made on and as of such date unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date;
iii.
no event has occurred and is continuing, or would result from such Borrowing which constitutes a Default, an Event of Default, a Servicer Termination Event or an Unmatured Servicer Termination Event;
iv.
the Amortization Date has not occurred;
v.
each of the Borrower, the Servicer and the Custodian shall have timely made all of the deliveries required pursuant to the Custody Agreement with respect to the Pledged Timeshare
Loans and any Timeshare Loans to become Pledged Timeshare Loans in connection with such
Borrowing;
vi.
no Borrowing Base Deficiency shall exist before such Borrowing and, after giving pro forma effect to such Borrowing, any concurrent Transfer of Timeshare Loans to the Borrower with the proceeds of such Borrowing and/or any concurrent release of Pledged Timeshare Loans on such date pursuant to Section 2.15, no Borrowing Base Deficiency shall exist;
vii.
if any Timeshare Loans are being Transferred to the Borrower with the proceeds of such Borrowing, after giving effect to such Transfer, the weighted average FICO® score of all
Obligors of Eligible Timeshare Loans on the Applicable Measurement Date with FICO® scores
(weighted based on the Timeshare Loan Balances on such date) shall be at least 715;
viii.
if such date occurs during a Hedging Period, the Borrower shall be in compliance with Section 5.03;
ix.
upon the reasonable request of any Lender, the Borrower shall have provided to such Lender the documentation and other information so requested in connection with applicable “know your

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customer” and anti-money laundering rules and regulations, including the PATRIOT Act, in each case at least five days prior to any Borrowing; and
x.
at least five days prior to any Borrowing, any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered a Beneficial Ownership Certification in relation to such Borrower.

Each delivery of a Borrowing Request to the Administrative Agent, and the acceptance by the Borrower of the proceeds of any Borrowing, shall constitute a representation and warranty by the Borrower that, as of the date of such Borrowing, both before and after giving effect thereto and the application of the proceeds thereof, each of the applicable statements set forth in clauses (a) through (j) above are true and correct to the extent set forth in such clauses.

SECTION III.03.
Conditions to Funding a Delayed Funding Amount. The funding of any
Delayed Funding Amount is subject to the conditions (and each funding shall evidence the Borrower’s representation and warranty that clauses (a) through (e) of this Section 3.03 have been satisfied as of the related Delayed Funding Date) that:
i.
the Amortization Date has not occurred by reason of any action taken by the Borrower under clause (iii) of the definition thereof;
ii.
each of the Borrower, the Servicer and the Custodian shall have timely made all of the deliveries required pursuant to the Custody Agreement with respect to the Pledged Timeshare
Loans and any Timeshare Loans to become Pledged Timeshare Loans in connection with the funding of such Delayed Funding Amount;
iii.
no Borrowing Base Deficiency shall exist before the funding of such Delayed Funding Amount and, after giving pro forma effect to the funding of such Delayed Funding Amount, any concurrent Transfer of Timeshare Loans to the Borrower with the proceeds of the funding of such
Delayed Funding Amount and/or any concurrent release of Pledged Timeshare Loans on such date pursuant to Section 2.15, no Borrowing Base Deficiency shall exist;
iv.
if any Timeshare Loans are being Transferred to the Borrower on such Delayed Funding Date, after giving effect to such Transfer, the weighted average FICO® score of all Obligors of Eligible Timeshare Loans on the Applicable Measurement Date with FICO® scores (weighted based on the Timeshare Loan Balances on such date) shall be at least 715; and
v.
if such date occurs during a Hedging Period, the Borrower shall be in compliance with Section 5.03.
ARTICLE IV

REPRESENTATIONS AND WARRANTIES
SECTION IV.01.
Representations and Warranties of the Borrower. The Borrower represents and warrants as of the Closing Date and on each date a Loan is made as follows:
i.
Due Formation and Good Standing. The Borrower is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business, and is in good standing, in every jurisdiction where the nature of its business requires it to be so qualified.

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ii.
Due Authorization and No Conflict. The execution, delivery and performance by the Borrower of this Agreement, the Sale and Contribution Agreement and all other Facility
Documents to which it is a party, and the transactions contemplated hereby and thereby, are within the Borrower’s limited liability company powers, have been duly authorized by all necessary limited liability company action and do not contravene or constitute a default under, any provision of applicable law or of the Borrower’s certificate of formation or of the limited liability company agreement or of any agreement, judgment, injunction, decree or other instrument binding upon the Borrower or result in the creation or imposition of any Adverse Claim on any asset of the Borrower. This Agreement, the Sale and Contribution Agreement and the other Facility Documents to which the Borrower is a party have been duly executed and delivered on behalf of the Borrower.
iii.
Governmental Consent. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Borrower of this Agreement, the Sale and Contribution Agreement or any other agreement, document or instrument to be delivered by it hereunder that has not already been given or obtained, except for filings under the UCC required under Article III.
iv.
Enforceability of Facility Documents. Each of this Agreement, the Sale and Contribution Agreement and each other Facility Document to be delivered by the Borrower in connection herewith, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to the Enforceability Exceptions.
v.
No Litigation. (i) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Borrower, threatened, against the Borrower or the property of the
Borrower in any court, or before any arbitrator of any kind, or before or by any Governmental Authority and (ii) the Borrower is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any Governmental Authority that, in the case of either of the foregoing clauses (i) and
(ii), (A) asserts the invalidity of this Agreement or any other Facility Document, (B) seeks to prevent the grant of any Collateral by the Borrower to the Administrative Agent, the ownership or acquisition by the Borrower of the Timeshare Loans or the consummation of any of the transactions contemplated by this Agreement or any other Facility Document, (C) seeks any determination or ruling that, in the reasonable judgment of the Borrower, would materially and adversely affect the performance by the Borrower of its obligations under this Agreement or any other Facility Document or the validity or enforceability of this Agreement or any other Facility Document or (D) individually or in the aggregate for all such actions, suits, proceedings and investigations could reasonably be expected to have a Material Adverse Effect.
The Borrower is not in default with respect to any order of any court, arbitrator or Governmental
Authority.
vi.
Perfection Representations.
1.
This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Administrative Agent, which security interest is prior to all other Adverse Claims arising under the UCC, and is enforceable as such against creditors of the Borrower, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity);

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2.
The Pledged Timeshare Loans and the documents evidencing such Pledged Timeshare Loans constitute “accounts”, “chattel paper”, “electronic chattel paper”, “instruments” or “general intangibles” within the meaning of the applicable UCC;
3.
The Borrower owns and has good and marketable title to the Collateral free and clear of any Adverse Claims;

(iv) The Borrower has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Administrative Agent hereunder;

(v) All Tangible Loan Documents, including Tangible Obligor Notes (or an original lost note affidavit and indemnity from the Seller) that constitute or evidence the Pledged Timeshare Loans are in the possession of the Custodian and the Borrower has received a receipt therefor, which acknowledges that the Custodian is holding such Tangible Loan Documents that constitute or evidence the Pledged Timeshare Loans solely on behalf and for the benefit of the Administrative Agent.

(vi) ~~v~~ All ~~original executed~~Electronic Loan Documents, including
Electronic Obligor Notes (or an original lost note affidavit and indemnity from the Seller) that constitute or evidence the Pledged Timeshare Loans ~~have been delivered to the Custodian~~are under the “control” (within the meaning of Section 9-105 of the UCC or Section 16 of UETA, as applicable) of the Administrative Agent and the Borrower has received a receipt therefor, which acknowledges that the Custodian is holding ~~the Obligor Notes~~such Electronic Loan Documents that constitute or evidence the Pledged Timeshare Loans solely on behalf and for the benefit of the Administrative Agent.

(vii) ~~(vi)~~Other than the security interest granted to the Administrative Agent pursuant to this Agreement, the Borrower has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. The Borrower has not authorized the filing of and is not aware of any financing statements against the Borrower that include a description of the Collateral other than any financing statement relating to the security interest granted to the Administrative Agent hereunder or that has been terminated.

(viii) ~~(vii)~~All financing statements filed or to be filed against the Borrower in favor of the Administrative Agent in connection herewith describing the Collateral contain a statement to the following effect: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party.”

(ix) ~~(viii)~~None of the Obligor Notes that constitute or evidence the Pledged Timeshare Loans has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Borrower and the Administrative Agent.

(x) Each Electronic Loan Document evidencing a Pledged Timeshare Loan was created and is and will at all times remain stored and assigned in such a manner that: (1)
there exists a single Authoritative Copy of such Electronic Loan Document which is unique, identifiable and, except as otherwise provided in subparagraphs (4), (5) and (6) below, unalterable; (2) the Authoritative Copy identifies the Administrative Agent as the secured party of such Electronic Loan Document and is held in the Warehouse Vault Partition; (3) the Authoritative Copy is communicated to and maintained by the Custodian, as the designated

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custodian of the Administrative Agent; (4) copies or revisions that add or change an identified assignee of the Authoritative Copy can be made only with the participation of the Custodian, as the designated custodian of the Administrative Agent; (5) each copy of the Authoritative Copy and any copy of a copy is readily identifiable as a copy that is not the Authoritative Copy; and
(6) any revision of the Authoritative Copy is readily identifiable as an authorized or unauthorized revision.

vii.
Compliance with Laws. The Borrower has complied with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, the violation of which, either individually or in the aggregate, could reasonably be expected to have a
Material Adverse Effect.
viii.
Accuracy of Information. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Borrower to the Administrative Agent, any Managing Agent or any Lender in connection with the negotiation, preparation or delivery of this Agreement and the other Facility Documents or included herein or therein or delivered pursuant hereto or thereto (but excluding any projections, forward looking statements, budgets, estimates and general market data as to which the Borrower only represents and warrants that such information was prepared in good faith based upon assumptions believed by it to be reasonable at the time), when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of the Borrower to the Administrative Agent, any Managing Agent or any Lender in connection with this Agreement and the other Facility Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. Each document or instrument included in a Timeshare Loan File delivered to the Custodian by or on behalf of the Borrower with respect to a
Pledged Timeshare Loan that is not the originally executed document or instrument is a true and correct copy of such document or instrument.
ix.
Location of Records; Organizational Identification Number. The locations of the offices where the Borrower keeps all the Records are listed on Exhibit D. The Borrower’s federal employer identification number and its organizational identification number are as set forth on Exhibit
M. The Borrower is organized solely under the laws of the State of Delaware.
x.
Collection Information. The names and addresses of all Account Banks, together with the address of the Lockbox and the account numbers of the Accounts are as specified in Exhibit E. The Lockbox set forth on Exhibit E is the only address to which Obligors are directed to make payment. The Clearing Account set forth on Exhibit E is the only account to which Collections received from Obligors by means of pre-authorized debits from a deposit of such Obligor pursuant to a PAC or from a credit card of such Obligor pursuant to a Credit Card Account will be deposited. Except as provided in the Clearing Account Control Agreement, none of the Seller, the Borrower or the Servicer has granted any Person, other than the Administrative Agent, “control” (within the meaning of Section 9-102 of any applicable enactment of the UCC) of the Unidentified Receipts Account or the Clearing Account or the right to take control of the Unidentified Receipts Account or the Clearing Account at a future time or upon the occurrence of a future event.
xi.
No Trade Names. The Borrower has no, and has not used any, trade names, fictitious names, assumed names or “doing business as” names.

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Execution Version

xii.
Investments. The Borrower does not own or hold, directly or indirectly (i) any capital stock or equity security of, or any equity interest in, any Person or (ii) any debt security or other evidence of Indebtedness of any Person, except for Permitted Investments and as otherwise contemplated by the Facility Documents. The Borrower has no Subsidiaries.
xiii.
Facility Documents. The Sale and Contribution Agreement delivered to the Administrative Agent is the only agreement pursuant to which the Borrower directly or indirectly purchases and receives capital contributions of Timeshare Loans from the Seller.
xiv.
Business. Since its formation, the Borrower has conducted no business other than entering into and performing it obligations under the Facility Documents to which it is a party, and such other activities as are incidental to the foregoing. The Facility Documents to which it is a party, and any agreements entered into in connection with the transactions that are permitted by Section 5.03(b), are the only agreements to which the Borrower is a party.
xv.
Taxes. The Borrower has (i) filed or has received an extension of time for filing of, all United States Federal income Tax returns (if any) and all other material Tax returns which are required to be filed by it and (ii) paid all material Taxes that are due and payable by it, except to the extent that any such Tax is being contested in good faith by appropriate proceedings. The charges, accruals and reserves on the books of the Borrower in respect of Taxes and other governmental charges are, in the Borrower’s opinion, adequate.
xvi.
Solvency. The Borrower: (i) is not “insolvent” (as such term is defined in §101(32)(A) of the Bankruptcy Code), (ii) is able to pay its debts as they come due; and (iii) does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage.
xvii.
Use of Proceeds. No proceeds of any Loan will be used by the Borrower to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange
Act of 1934.
xviii.
Ownership. As of the date hereof, all of the Equity Interests (other than the special membership interest of the Independent Directors) in the Borrower are validly issued and directly owned of record by the Seller; the Seller has no obligation to make further payments for the purchase of such Equity Interests or contributions to the Borrower solely by reason of its ownership of such Equity Interests, and there are no options, warrants or other rights to acquire any Equity Interests in the
Borrower.
xix.
Eligibility. Each Pledged Timeshare Loan represented by the Borrower to be an “Eligible Timeshare Loan” in any Borrowing Request or included in the calculation of the Borrowing
Base on any Distribution Date, Refinancing Date or Borrowing Date satisfied the requirements of eligibility contained in the definition of “Eligible Timeshare Loan” as of the Cutoff Date for such
Pledged Timeshare Loan.
xx.
Payments to Seller. With respect to each Pledged Timeshare Loan, the Borrower shall have (i) received such Pledged Timeshare Loan as a contribution to the capital of the Borrower by the Seller or (ii) purchased such Pledged Timeshare Loan from the Seller in exchange for payment (made by the Seller in accordance with the provisions of the Sale and Contribution Agreement) in an amount which constitutes fair consideration and reasonably equivalent value. No such sale shall have been made

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for or on account of an antecedent debt owed by the Seller to the Borrower and no such sale is or may be voidable or subject to avoidance under any section of the Bankruptcy Code.

xxi.
Event of Default. No Default or Event of Default has occurred or is continuing.
xxii.
OFAC. None of the Borrower or any other Subsidiary of the Seller (i) is a Sanctioned Person, (ii) has any assets in Sanctioned Countries or (iii) derives any operating income from investments in, or transaction with, Sanctioned Persons or Sanctioned Countries. None of the proceeds of any Loan have been or will be used to fund any operations or finance any investments or activities in, or make any payments to, a Sanctioned Person or Sanctioned Country.
xxiii.
Investment Company Act; Volcker Rule. The Borrower (i) is not a “covered fund” under the Volcker Rule and (ii) is not an “investment company” within the meaning of the
Investment Company Act and the Borrower has not relied exclusively on either or both of Sections
3(c)(1) or 3(c)(7) of the Investment Company Act for an exception from registration.
xxiv.
Certain LCR Matters. The Borrower has not issued (i) any obligations that constitute asset-backed commercial paper, (ii) securities required to be registered under the Securities
Act of 1933, as amended or that may be offered for sale under Rule 144A of the Securities and Exchange Commission thereunder, or (iii) any other debt obligations or equity interests other than (A) debt obligations substantially similar to the obligations of the Borrower under this Agreement that are (1)
issued to banks or asset-backed commercial paper conduits in privately negotiated transactions, and (2) subject to transfer restrictions substantially similar to the transfer restrictions set forth in Section 10.03 of this Agreement and (B) Equity Interests of the Borrower issued to the Seller. The Borrower’s assets and liabilities are consolidated with the assets and liabilities of the Seller for purposes of GAAP.
xxv.
Beneficial Ownership Certification. As of April 25, 2019, the information included in the Beneficial Ownership Certification delivered by the Borrower to the Administrative
Agent is true and correct in all respects.
ARTICLE V

COVENANTS
SECTION V.01.
Affirmative Covenants of the Borrower. Except as otherwise provided herein, from the Closing Date until the later of the Amortization Date and the Final Collection Date, the
Borrower will, unless the Administrative Agent and the Majority Managing Agents shall otherwise consent in writing:
A.
Compliance with Laws, Etc. Comply in all material respects with all applicable laws, ordinances, orders, rules, regulations and requirements of Governmental Authorities, the violation of which either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
B.
Preservation of Existence. (i) Observe all procedures required by its certificate of formation and the limited liability company agreement and preserve and maintain its limited liability company existence, rights, franchises and privileges in the jurisdiction of its organization, and (ii) qualify and remain qualified in good standing as a foreign limited liability company in each other jurisdiction where the nature of its business requires such qualification and where, in the case of clause (ii), the failure to be so qualified could reasonably be expected to have a Material Adverse Effect.

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C.
Audits. At any time and from time to time during regular business hours and upon reasonable prior notice, permit the Administrative Agent, on behalf of the Lenders and Managing Agents, or its agents or representatives: (i) to conduct periodic audits of the Pledged Timeshare Loans and the other Collateral and collection systems of the Borrower; (ii) to examine and make copies of and abstracts from the Records in its possession or control relating to the Pledged Timeshare Loans and other Collateral, including, the related Pledged Timeshare Loans; (iii) to visit the offices and properties of the Borrower for the purpose of examining the materials described in clause (ii) above; and (iv) to discuss matters relating to the Pledged Timeshare Loans, the other Collateral or the Borrower’s performance hereunder with any of the officers or employees of the Borrower having knowledge of such matters; provided, that if no Event of Default shall have occurred and be continuing, the Administrative Agent or its agents or representatives shall only be entitled to conduct one (1) audit of the Borrower at the expense of the Borrower during any twelve (12) month period, beginning on the date hereof and on each anniversary of the date hereof; and provided, further, that if an Event of Default shall have occurred and be continuing, there shall be no limit on the number of such audits the Administrative Agent or its agents or representatives shall be entitled to conduct at the expense of the Borrower. The rights granted to the Administrative Agent in this Section 5.01(c) shall be exercised in conjunction with the rights granted to it under Section 3.2(f) of the Servicing Agreement.
D.
Keeping of Records and Books of Account. Maintain and implement administrative and operating procedures (including an ability to recreate records evidencing the Pledged Timeshare Loans in the event of the destruction of the originals thereof) and keep and maintain (or cause the Servicer to keep and maintain) all documents, books, records and other information reasonably necessary for the collection of all Pledged Timeshare Loans, and in which timely entries are made in accordance with GAAP. Such books and records shall include, without limitation, records adequate to permit the daily identification of each new Pledged Timeshare Loan and all Collections of and adjustments to each existing Pledged Timeshare Loan.
E.
Collections.
(i)
Instruct or cause all Obligors to be instructed to (A) send all scheduled payments of principal or interest under the Pledged Timeshare Loans directly to the Lockbox;
(B) make scheduled payments of principal or interest under the Pledged Timeshare Loans by way of pre-authorized debits from a deposit account of such Obligor pursuant to a PAC or from a credit card of such Obligor pursuant to a Credit Card Account from which payments under the Pledged Timeshare Loans shall be electronically transferred to the Clearing Account; or (C)
make payment by electronic transfer of funds to the Clearing Account.
(ii)
In the case of funds transfers pursuant to a PAC or Credit Card Account, or other electronic means, take, or instruct the Clearing Account Bank to take, all necessary and appropriate action to ensure that each such pre-authorized debit or credit card payment or transfer is credited directly to the Clearing Account.
(iii)
Cause the Clearing Account to at all times be subject to the Clearing Account Control Agreement.
F.
Recordation of Assignments of Mortgage. At the direction of the Administrative Agent, the Borrower shall, upon the occurrence of an Event of Default or a Servicer Termination Event cause the recordation of each unrecorded Global Assignment or one or more assignments with respect to the Mortgages relating to the Pledged Timeshare Loans (together, the “Assignments”) with each
Requisite Office. Each such submission for recordation shall occur within thirty (30) calendar days of the occurrence of such Event of Default or Servicer Termination Event. The Borrower shall deliver all

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documents necessary to effect such recordations and pay all costs, fees and expenses related to each such recordation, including all recordation taxes with respect to such Assignments, any costs and/or expenses related to the assembly of such Assignments and the delivery thereof to the proper Governmental
Authority for recordation, and any attorneys’ fees or fees for other professionals incurred in connection with the recordation of such Assignments.
G.
Separate Existence. Maintain the Borrower’s identity as a separate legal entity from each of the Seller and all other Subsidiaries of the Seller (each a “Hilton Grand Vacations Entity”
and collectively, the “Hilton Grand Vacations Entities”) and to make it manifest to third parties that the Borrower is an entity with assets and liabilities distinct from those of the Hilton Grand Vacations
Entities. The Borrower shall operate in such a manner and be constituted so that each of the following statements will be true and correct at all relevant times:
(i)
the Borrower maintains and shall maintain separate records, books of account and financial statements from those of the Hilton Grand Vacations Entities;
(ii)
the Borrower shall at all times maintain all of its liabilities and tangible and intangible assets, separate and readily identifiable, from those of each Hilton Grand
Vacations Entity and, except to the extent permitted pursuant to the Facility Documents, the Borrower does not and shall not commingle any of its assets or funds with those of any Hilton Grand Vacations Entity;
(iii)
the Borrower maintains and shall maintain an office separate from that of any other entity and a separate board of directors and observes all separate limited liability company formalities, and all decisions with respect to the Borrower’s business and daily operations have been and shall be independently made by the officers of the Borrower pursuant to authority granted by its limited liability company agreement and by resolutions of its board of directors;
(iv)
other than contributions of capital, distributions of funds and return of capital, no transactions have been or will be entered into between the Borrower and the Seller or between the Borrower and any Hilton Grand Vacations Entity except such transactions as are contemplated by this Agreement and the other Facility Documents, or as permitted by the Borrower’s organizational documents, and the Borrower shall not enter into or permit to exist any transaction (including any purchase, lease or exchange of property or the rendering of any service) with any Hilton Grand Vacations Entity other than those described in Section 5.04(j);
(v)
the Borrower acts solely in its own name and through its own authorized officers and agents and the Borrower does not and will not act as agent of any Hilton Grand Vacations Entity or any other Person in any capacity;
(vi)
except for any funds received from the Seller as a capital contribution or as otherwise permitted in this Agreement or any other Facility Document, the Borrower shall not accept for its own account funds from any Hilton Grand Vacations Entity; and the Borrower shall not allow any Hilton Grand Vacations Entity otherwise to supply funds to, or guarantee any obligation of, the Borrower;
(vii)
the Borrower shall not guarantee, or otherwise become liable with respect to, any obligation of any Hilton Grand Vacations Entity;

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(viii)
the Borrower shall at all times hold itself out to the public under the Borrower’s own name as a legal entity separate and distinct from the Seller and the other Hilton Grand Vacations Entities, and not hold itself out as a “division” of the Seller or any other Hilton Grand Vacations Entity;
(ix)
the Borrower is a company with limited purposes (as specified in its limited liability company agreement) and has not engaged, and does not presently engage and shall not engage, in any activity other than the activities undertaken pursuant to this Agreement and the Facility Documents and activities ancillary or incidental thereto and transactions permitted pursuant to its organizational documents, and has no Indebtedness other than as created by, or set forth in, this Agreement or the other Facility Documents;
(x)
all of the issued and outstanding membership interests of the Borrower are owned by the Seller, and all distributions by the Borrower to the Seller shall be properly reflected as distributions on the books and records of the Seller;
(xi)
the execution and delivery of this Agreement and the Facility Documents and the consummation of the transactions contemplated hereby and thereby were not made in contemplation of the insolvency of the Borrower or after the commission of any act of insolvency by the Borrower. The Borrower does not believe, nor does it have any reasonable cause to believe, that it cannot perform its covenants contained in this Agreement and the other Facility Documents to which it is a party. The transactions contemplated by this Agreement and the
Facility Documents are being consummated by the Borrower in furtherance of its ordinary business purposes, with no intent to hinder, delay or defraud any of its present or future creditors and with no view to preferring one creditor over another or to preventing the application of the Borrower’s assets in the manner required by applicable law or regulations; and
(xii)
both immediately before and after the transactions contemplated by this Agreement and the other Facility Documents (y) the present fair salable value of the Borrower’s assets in the normal course of its business operations was or will be in excess of the amount that will be required to pay its probable liabilities as they then exist and as they become absolute and matured; and (z) the sum of the Borrower’s assets was and will be greater than the sum of its debts, valuing its assets at a fair salable value. This Agreement and the Facility Documents reflect bona fide transactions for legitimate business purposes;
H.
Beneficial Ownership Certification. The Borrower will notify the
Administrative Agent and the Lenders of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified on such certification.
I.
Location of Records. Keep its chief place of business and chief executive office and the offices where it keeps the Records at (i) the address(es) of the Borrower referred to on Exhibit D or (ii) upon 30 days’ prior written notice to the Administrative Agent, at any other location in the United States where all actions reasonably requested by the Administrative Agent or any Managing Agent to protect and perfect the interests of the Administrative Agent and the Lenders in the Collateral have been taken and completed.
J.
Taxes. File, cause to be filed or obtain an extension of the time to file, all material Tax returns and reports required by law to be filed by it and will promptly pay or cause to be paid all Taxes and governmental charges at any time owing, provided that the Borrower may contest in good faith any such Taxes, assessments and other charges and, in such event, may permit the Taxes,

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assessments or other charges so contested to remain unpaid during any period, including appeals, when the Borrower is in good faith contesting the same so long as (i) adequate reserves have been established in accordance with GAAP, (ii) enforcement of the contested Tax, assessment or other charge is effectively stayed for the entire duration of such contest if such enforcement could reasonably be expected to have a Material Adverse Effect, and (iii) any Tax, assessment or other charge determined to be due, together with any interest or penalties thereon, is promptly paid as required after final resolution of such contest, and pay when due any Taxes payable in connection with the Pledged Timeshare Loans, exclusive of Taxes on or measured by income or gross receipts of the Administrative Agent, the
Managing Agents or the Lenders.
K.
Performance and Enforcement of Sale and Contribution Agreement. (i) Perform and require the Seller to, perform each of their respective obligations and undertakings under and pursuant to the Sale and Contribution Agreement; purchase Timeshare Loans thereunder in compliance with the terms thereof; (ii) enforce the rights and remedies accorded to the Borrower under the Sale and Contribution Agreement and (iii) take all actions to perfect and enforce its rights and interests (and the rights and interests of the Administrative Agent and the Lenders as assignees of the Borrower) under the Sale and Contribution Agreement as the Administrative Agent may from time to time reasonably request, including making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Sale and Contribution Agreement.
L.
Ownership. Take all necessary action to (i) vest legal and equitable title to the Pledged Timeshare Loans and the other Collateral purchased under the Sale and Contribution Agreement irrevocably in the Borrower, free and clear of any Adverse Claims (including the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law)
of all appropriate jurisdictions to perfect the Borrower’s interest in the Pledged Timeshare Loans and the other Collateral and such other action to perfect, protect or more fully evidence the interest of the
Borrower therein as the Administrative Agent or any Managing Agent may reasonably request), and (ii) establish and maintain, in favor of the Administrative Agent, for the benefit of the Secured Parties, a valid and perfected first priority perfected security interest in all Pledged Timeshare Loans and the other Collateral to the full extent contemplated herein, free and clear of any Adverse Claims (including the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Administrative Agent’s (for the benefit of the Secured Parties) security interest in such Pledged Timeshare Loans and the other Collateral and such other action to perfect, protect or more fully evidence the interest of the Administrative Agent for the benefit of the Secured Parties as the Administrative Agent or any Managing Agent may reasonably request). The Borrower shall not cause or permit (A) the Authoritative Copy of any Electronic Loan Document to identify any Person other than the Custodian, on behalf of the Administrative Agent, as the owner of such Authoritative Copy, (B) any transfer of the Authoritative Copy of any Electronic Loan Document included in a Timeshare Loan File to any other Person and (C) any Person to obtain “control” (within the meaning of Section 9-105 of the UCC or Section 16 of UETA) of any Electronic Loan
Document included in a Timeshare Loan File.
M.
Independent Directors. The Borrower will at all times have two (2) Independent Directors and ensure that all actions relating to (x) the selection, maintenance or replacement of the Independent Directors, (y) the dissolution or liquidation of the Borrower or (z) the initiation of, participation in, acquiescence in or consent to any bankruptcy, insolvency, reorganization or similar proceeding involving the Borrower, are duly authorized by unanimous consent of the Borrower’s directors, including the Independent Directors; and none of the Borrower or the Seller or any of the Borrower’s members or directors shall remove and replace any Independent Director without giving the Administrative Agent ten days’ prior written notice and a certification of a Responsible Officer of the Borrower that such Person satisfies the criteria set forth in the definition herein of “Independent

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Director.” The Borrower shall compensate each Independent Director in accordance with its agreement with such Independent Director (or the company employing such Independent Director as a part of its business of supplying director services to special purpose entities). No Independent Director shall at any time serve as a trustee in bankruptcy for the Borrower or the Seller or any of their respective Affiliates. Without limiting the foregoing, the Borrower will promptly notify the Administrative Agent in writing of the resignation or removal of any Independent Director or its receipt of any notice of intended resignation by any Independent Director.
SECTION V.02.
Reporting Requirements of the Borrower. From the Closing Date until the later of the Amortization Date and the Final Collection Date, the Borrower will, unless the Administrative
Agent and the Majority Managing Agents shall otherwise consent in writing, furnish or cause to be furnished to the Administrative Agent (and to the Paying Agent and Backup Servicer, with respect to (a) and (f) below):
i.
Notice of Certain Events. As soon as reasonably practicable and in any event within three (3) Business Days after any Responsible Officer of the Borrower obtains knowledge of the occurrence of each Event of Default, Servicer Termination Event, Default (if such Default is continuing on such date) or Unmatured Servicer Termination Event, the statement of a Responsible Officer of the Borrower setting forth the details of such event and the action which the Borrower is taking or proposes to take with respect thereto.
ii.
Financial Statements. Promptly upon its receipt thereof, the financial statements and compliance certificates of the Seller provided by the Seller to the Borrower pursuant to Section
4.2(a) of the Sale and Contribution Agreement.
iii.
Copies of Notices. Promptly upon its receipt of any written notice, request for consent, financial statements, certification, report or other communication under or in connection with any Facility Document from the Seller, the Custodian, the Servicer, the Backup Servicer, any Account
Bank or any other Person other than the Administrative Agent that is a party thereto copies of the same.
D.
ERISA Events. As soon as reasonably possible, and in any event within thirty
(30) days after a Responsible Officer knows, or with respect to any Plan or Multiemployer Plan to which any Hilton Grand Vacations Entity or any of its Subsidiaries makes direct contributions, has reason to believe, that any of the events or conditions specified below with respect to any Plan or Multiemployer
Plan has occurred or exists, a statement signed by a senior financial officer of such Hilton Grand
Vacations Entity setting forth details respecting such event or condition and the action, if any, that such Hilton Grand Vacations Entity or any ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given the PBGC by such Hilton Grand Vacations
Entity or such ERISA Affiliate with respect to such event or condition):
(i)
any Reportable Event with respect to a Plan, as to which PBGC has not by regulation or otherwise waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, including the failure to make on or before its due date a required installment under Section 412(m) of the Code or Section 302(e) of ERISA, shall be a Reportable Event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code); and any request for a waiver under
Section 412(d) of the Code for any Plan;

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(ii)
the distribution under Section 4041(c) of ERISA of a notice of intent to terminate any Plan or any action taken by such Hilton Grand Vacations Entity or such ERISA Affiliate to terminate any Plan;
(iii)
the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by such Hilton Grand Vacations Entity or any ERISA Affiliate of a notice from a Multiemployer
Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;
(iv)
the complete or partial withdrawal from a Multiemployer Plan by such Hilton Grand Vacations Entity or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by such Hilton Grand Vacations Entity or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;
(v)
the institution of a proceeding by a fiduciary of any Multiemployer Plan against such Hilton Grand Vacations Entity or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days; and
(vi)
the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax exempt status of the trust of which such Plan is a part if such Hilton Grand Vacations Entity or an ERISA
Affiliate fails to timely provide security to such Plan in accordance with the provisions of said Sections.
E.
Reporting on Adverse Effects. Promptly and in no event more than three (3) Business Days after any Responsible Officer of the Borrower obtains knowledge of any matter or the occurrence of any event concerning the Borrower, the Servicer, the Seller or the Performance Guarantor which would reasonably be expected to have a Material Adverse Effect, notice thereof.
F.
Other Information. As soon as reasonably practicable, from time to time, such other information, documents, records or reports respecting the Pledged Timeshare Loans or the conditions or operations, financial or otherwise, of the Borrower as the Administrative Agent or any Managing Agent may from time to time reasonably request.
G.
KYC Information. Promptly, following any request therefor, provide information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws.
H.
Securitized Portfolio. On a quarterly basis, promptly, but in no event more than forty-five (45) days after the end of each fiscal quarter, a report reflecting the various Securitized
Portfolio delinquency ratios, calculated as follows:
(i)
the percentage equivalent of a fraction (A) the numerator of which is equal to the sum of all Timeshare Loan Balances of all Timeshare Loans included in the
Securitized Portfolio that were more than 30 days but less than 91 days delinquent on the last day of the related fiscal quarter and (B) the denominator of which is equal to the aggregate

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Timeshare Loan Balance of all Timeshare Loans in the Securitized Portfolio on the last day of such fiscal quarter.

(ii)
the percentage equivalent of a fraction (A) the numerator of which is equal to the sum of all Timeshare Loan Balances of all Timeshare Loans included in the
Securitized Portfolio that were 91 days or more but less than 121 days delinquent on the last day of the related fiscal quarter and (B) the denominator of which is equal to the aggregate
Timeshare Loan Balance of all Timeshare Loans in the Securitized Portfolio on the last day of such fiscal quarter.
(iii)
the percentage equivalent of a fraction (A) the numerator of which is equal to the sum of all Timeshare Loan Balances of all Timeshare Loans included in the
Securitized Portfolio that were 121 or more days delinquent on the last day of the related fiscal quarter and (B) the denominator of which is equal to the aggregate Timeshare Loan Balance of all Timeshare Loans in the Securitized Portfolio on the last day of such fiscal quarter.

(provided, that the requirements of this Section 5.02(h) with respect to the delivery of the delinquency ratios shall be deemed satisfied by publicly filing HGVI’s Form 10-Q for such fiscal quarter with the Securities and Exchange Commission, and such delinquency ratios shall be deemed to have been delivered to the Administrative Agent under this Section 5.02(h) on the date such Form 10-Q has been posted on the SEC website accessible through http://www.sec.gov/edgar/searchedgar/webusers.htm or such successor webpage of the SEC thereto).

SECTION V.03.
Covenants of the Borrower Relating to Hedging. Upon the commencement of any Hedging Period and at all times thereafter during such Hedging Period, the Borrower shall be party to one or more Hedge Transactions which collectively satisfy the Hedge Requirements or shall provide Hedge Reserve Amounts as set forth in this Section 5.03.
A.
During a Hedging Period as a result of clauses (ii) or (iii) of the definition thereof or if a Securitization has not occurred within one year of the first day of such Hedging Period (“Hedge Purchase Event”), the Borrower shall no later than 15 calendar days after the commencement of such Hedging Period, be party to one or more Hedge Transactions, each with an Eligible Hedge Counterparty, pursuant to one or more Hedging Agreements that (x) are in form and substance reasonably acceptable to the Majority Managing Agents, (y) copies of which have been delivered to the Administrative Agent and (z) which satisfy the requirements of Section 5.03(b) (the “Hedge Requirements”). During a Hedging Period which occurs solely as a result of clause (i) of the definition thereof, the Borrower may enter into one or more Hedge Transactions each with an Eligible Hedge Counterparty which satisfy the Hedge Requirements or exercise the Hedge Reserve Option as set forth in Section 5.03(c) hereof.
B.
For purposes of Hedge Transactions entered into on the date specified in Section 5.03(a) (A) the aggregate scheduled notional amounts under the Hedge Transactions shall amortize on a monthly basis in accordance with the Hedge Amortization Schedule provided to the Borrower immediately prior to such date pursuant to Section 5.03(b)(vi), (B) in the case of Hedge Transactions that are in the form of interest rate caps, the weighted average cap rate thereunder to be no greater than the Required Rate on such date and (C) in the case of Hedge Transactions that are in the form of interest rate swaps, the weighted average fixed rate swap rate thereunder to be no greater than the Required Rate on such date. Thereafter, such Hedge Transactions shall be subject to the requirements set forth in the immediately succeeding sentence and Sections 5.03(b)(ii) and 5.03(b)(iii). On each Distribution Date thereafter, the Borrower shall enter into one or more additional Hedge Transactions, if and to the extent that the aggregate notional amount of the existing Hedge Transactions on such Distribution Date is less

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than 90% of the Aggregate Loan Principal Balance on such Distribution Date, and terminate one or more existing Hedge Transactions or portions thereof on such Distribution Date, if and to the extent that the aggregate notional amount of all existing Hedge Transactions that are in the form of interest rate swaps are greater than 110% of the Aggregate Loan Principal Balance on such Distribution Date.
(i)
On each Borrowing Date during a Hedging Period, the Borrower shall enter into one or more additional Hedge Transactions or terminate one or more existing Hedge Transactions or portions thereof such that the aggregate notional amount of the Hedging Transactions on the date of such Borrowing are not less than 90% nor more than 110% of the Aggregate Loan Principal Balance on such date after giving effect to such Borrowing and the aggregate scheduled notional amounts under the Hedge Transactions shall amortize on a monthly basis in accordance with the Hedge Amortization Schedule most recently provided to the
Borrower pursuant to Section 5.03(b)(vi). The Borrower shall pay any additional premium due for the adjustments to the Hedging Agreements on any Borrowing Date from the proceeds of the related Borrowing.
(ii)
On each Transfer Date during a Hedging Period, the Borrower shall enter into one or more additional Hedge Transactions, terminate one or more existing Hedge Transactions or portions thereof or amend or otherwise modify existing Hedge Transactions, (i) such that the aggregate scheduled notional amounts under the Hedge Transactions shall amortize on a monthly basis in accordance with the Hedge Amortization Schedule reflecting the addition of Pledged Timeshare Loans on such Transfer Date and provided to the Borrower, (ii) in the case of Hedge Transactions that are in the form of interest rate caps, such that the weighted average cap rate thereunder is no greater than the revised Required Rate reflecting the addition of
Pledged Timeshare Loans on such Transfer Date and (iii) in the case of Hedge Transactions that are in the form of interest rate swaps, such that the weighted average fixed rate swap rate thereunder is no greater than the revised Required Rate reflecting the addition of Pledged Timeshare Loans on such Transfer Date.
(iii)
Each Hedge Transaction that is in the form of an interest rate swap shall provide for the payment on each Distribution Date to the related Hedge Counterparty of interest on the notional amount thereof at a fixed rate per annum and the payment to the Borrower for deposit into the Collection Account of a floating rate per annum equal to the LIBOR Rate for the Interest Period for such Distribution Date; provided that the Borrower and the Hedge
Counterparty may, subject to the related Hedging Agreement, make payments on a net basis.
(iv)
Each Hedge Transaction that is in the form of an interest rate cap shall provide for the payment on each Distribution Date by the related Hedge Counterparty to the Borrower for deposit into the Collection Account on the notional amount thereof to the extent that the LIBOR Rate for the Interest Period for such Distribution Date exceeds a fixed rate per annum.
(v)
Each Hedge Transaction shall terminate on the last day that the
Aggregate Loan Principal Balance is assumed to be outstanding based on the then-current Hedge Amortization Schedule.
(vi)
During the Hedging Period, the Borrower shall cause the Servicer, at least three (3) Business Days prior to each Borrowing Date and Distribution Date, to provide to the Administrative Agent a timeshare loan data file with sufficient information so that the Administrative Agent may prepare the Hedge Amortization Schedule. The Administrative Agent

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shall provide the Borrower and the Servicer with the Hedge Amortization Schedule within two
(2) Business Days of its receipt of the data file from the Servicer.

(vii)
During the Hedging Period, within thirty (30) days after (i) the occurrence of any event defined as an “Event of Default” or “Termination Event” in a Hedging Agreement with respect to the Hedge Counterparty or (ii) a Hedge Counterparty (other than
BANA or any of its Affiliates) ceasing to satisfy the minimum rating requirements set forth in the definition of “Eligible Hedge Counterparty,” the Borrower shall cause such Hedge
Counterparty to assign its obligations under the Hedging Agreement to a new Hedge
Counterparty which satisfies the requirements set forth in the definition of “Eligible Hedge Counterparty.”
(viii)
As additional security hereunder, the Borrower has granted to the Administrative Agent a security interest in all right, title and interest of Borrower in the Hedge Collateral. The Borrower acknowledges that, as a result of that assignment, the Borrower may not, without the prior written consent of the Administrative Agent, exercise any rights under any Hedging Agreement or Hedge Transaction, except for the Borrower’s right under any Hedging Agreement to enter into, terminate, amend or otherwise modify Hedge Transactions in order to meet the Borrower’s obligations hereunder. Nothing herein shall have the effect of releasing the Borrower from any of its obligations under any Hedging Agreement or any Hedge Transaction, nor be construed as requiring the consent of the Administrative Agent or any Secured Party for the performance by the Borrower of any such obligations.
C.
Upon the commencement of any Hedging Period occurring solely pursuant to clause (i) of the definition thereof, the Borrower may elect to, upon prior written notice to the Servicer, the Lenders and the Administrative Agent, deposit Hedge Reserve Amounts equal to the Hedge Reserve Account Required Balance in the Hedge Reserve Account; provided, that if a Hedge Purchase Event has occurred, the Borrower shall be required to satisfy the Hedge Requirements pursuant to Section 5.03(b) hereof. The Borrower may also on any Distribution Date or Borrowing Date, revoke its option to fund the Hedge Reserve Account at any time by sending written notice to the Servicer, the Administrative
Agent and the Lenders; provided that at the time of such full or partial revocation, the Hedging Requirements have been satisfied. The Borrower may elect multiple exercises and multiple revocations of its option to fund the Hedge Reserve Account.

During the Hedging Period, all reasonably documented costs and expenses (including reasonable legal fees and disbursements) incurred by the Administrative Agent and the Lenders in connection with this Section 5.03 shall be paid by the Borrower.

SECTION V.04.
Negative Covenants of the Borrower. From the Closing Date until the Final Collection Date, the Borrower will not, without the written consent of the Administrative Agent and the Majority Managing Agents:
i.
Sales, Liens, Etc. Against Collateral. Sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Collateral or assign any right to receive income in respect thereof except in each case as contemplated or provided hereunder.
ii.
Extension or Amendment of Pledged Timeshare Loans. Consent to or permit any extension, amendment, waiver or modification of, the terms of any Pledged Timeshare Loan, except

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(i) in accordance with the Collection Policy or (ii) as otherwise permitted under the Servicing
Agreement.

iii.
Change in Business. Make any change in the character of its business.
iv.
Changes to Accounts. Not add or terminate any bank as the Clearing Account Bank from those listed on Exhibit E, unless the Administrative Agent shall have received (i) thirty (30) Business Days’ prior notice of such addition, termination or change and (ii) prior to the effective date of such addition, termination or change, (x) an executed copy of an amendment or supplement to the
Clearing Account Control Agreement pursuant to which such Clearing Account Bank becomes a party to the Clearing Account Control Agreement and the Clearing Account becomes subject to the Clearing Account Control Agreement and (y) a revised Exhibit E hereto giving effect to any such addition or termination.
v.
Merger, Consolidation, Etc. Sell any equity interest to any Person (other than the Seller) or consolidate with or merge into or with any Person, or purchase or otherwise acquire all or substantially all of the assets or capital stock, or other ownership interest of, any Person, or sell, transfer, lease or otherwise dispose of all or substantially all of its assets to any Person, except as expressly provided or permitted under the terms of this Agreement or as consented to by the Administrative Agent.
vi.
Change in Name; Jurisdiction of Organization. (i) Make any change to its name (within the meaning of Section 9-507(c) of any applicable enactment of the UCC) indicated on its certificate of organization (or equivalent organizational document), or (ii) change its form of organization or its jurisdiction of organization, unless, in either case, prior to the effective date of such change, it delivers to the Administrative Agent such financing statements or amendments to financing statements (Form UCC-1 or Form UCC-3, respectively) authorized by it which the Administrative Agent may request to reflect such name change or change in form or jurisdiction of organization, together with such other documents, legal opinions and instruments that the Administrative Agent may reasonably request in connection with the transaction giving rise thereto.
vii.
ERISA Matters. Establish or be a party to any Plan or Multiemployer Plan other than any such plan established by an Affiliate of the Borrower.
viii.
Indebtedness. Create, incur, assume or suffer to exist any Indebtedness except for (i) Indebtedness to the Administrative Agent, any Lender, any Affected Party or the Servicer
expressly contemplated hereunder or (ii) Indebtedness to the Seller pursuant to the Sale and Contribution Agreement.
ix.
Guarantees. Guarantee, endorse or otherwise be or become contingently liable (including by agreement to maintain balance sheet tests) in connection with the obligations of any other Person, except endorsements of negotiable instruments for collection in the ordinary course of business and reimbursement and indemnification obligations in favor of the Administrative Agent, any Managing Agent, any Lender or any Affected Party as provided for under this Agreement.
x.
Limitation on Transactions with Affiliates. Enter into, or be a party to any transaction with any Hilton Grand Vacations Entity, except for: (i) the transactions contemplated hereby, by the Sale and Contribution Agreement and by the other Facility Documents; (ii) capital contributions by the Seller to the Borrower which are in compliance with Section 5.01(g); (iii) Restricted Junior
Payments which are in compliance with Section 5.04(n); and (iv) to the extent not otherwise prohibited under this Agreement, other transactions in the nature of leases, service agreements, employment contracts and directors’ or manager’s fees, upon fair and reasonable terms materially no less favorable to

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the Borrower than would be obtained in a comparable arm’s-length transaction with a Person not an Affiliate.
xi.
Facility Documents. Terminate, amend or otherwise modify any Facility Document, or grant or consent to any such termination, amendment, waiver or consent, except in accordance with the terms thereof.
xii.
Limitation on Investments. Make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of Indebtedness, acquisition of the business or assets, or otherwise) in, any Hilton Grand Vacations Entity or any other Person except for Permitted Investments and the purchase and receipt of capital contributions of Timeshare Loans and related assets pursuant to the terms of the Sale and Contribution Agreement.
xiii.
Organizational Documents. (i) Change, amend, alter or otherwise modify its limited liability company agreement in any fashion that could reasonably be expected to have a Material Adverse Effect or (ii) change, amend, alter or otherwise modify its certificate of formation in any fashion.
xiv.
Restricted Junior Payments. Make any Restricted Junior Payment; provided, that prior to the Amortization Date, the Borrower may make Restricted Junior Payments so long as (i) no Default or Event of Default shall then exist or would result therefrom and (ii) such Restricted Junior Payments have been approved by all necessary action on the part of the Borrower and in compliance with all applicable laws.
xv.
Treatment as Sales. Other than for Tax and accounting purposes under GAAP, not account for or treat (whether in financial statements or otherwise) the transactions contemplated by the Sale and Contribution Agreement in any manner other than as the sale and/or absolute conveyance of Timeshare Loans and related assets by the Seller to the Borrower.
xvi.
Acquisition of Timeshare Loans. Acquire any Timeshare Loans directly or indirectly from any Person other than the Seller pursuant to the terms of the Sale and Contribution Agreement.
xvii.
Certain LCR Matters. Issue (i) any obligations that constitute asset-backed commercial paper, (ii) securities required to be registered under the Securities Act of 1933, as amended or that may be offered for sale under Rule 144A of the Securities and Exchange Commission thereunder, or (iii) any other debt obligations or equity interests other than (A) debt obligations substantially similar to the obligations of the Borrower under this Agreement that are (1) issued to banks or asset-backed commercial paper conduits in privately negotiated transactions, and (2) subject to transfer restrictions substantially similar to the transfer restrictions set forth in Section 10.03 of this Agreement and (B)
Equity Interests of the Borrower issued to the Seller.
xviii.
Barbados Right-to-Use Interests. Obtain title through foreclosing on a
Right-to-Use Interest related to the “Hilton Grand Vacations at the Crane” Resort.
SECTION V.05.
Special Covenants Regarding Retention. The Seller, represents and undertakes as an “originator” for the purposes of the EU Securitization Rules, to the Administrative Agent and each Lender that is required to comply with the EU Securitization Rules, that, until the Borrower Obligations have been paid in full:
i.
it is an entity which itself or through related entities, directly or indirectly, was involved

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in the original agreement which created the obligations or potential obligations of the debtor or potential debtor giving rise to the Pledged Timeshare Loans;
ii.
it is not an entity that has been established or that operates for the sole purpose of securitizing exposures and (A) it has a business strategy and the capacity to meet payment obligations consistent with a broad business enterprise and has material support from capital, assets, fees or other income available to it other than that derived from the Pledged Timeshare Loans or the Retained Interest and (B) its responsible decision makers have the required experience to enable it to pursue its established business strategy and are subject to a documented corporate governance arrangement;
iii.
it granted all the credits giving rise to the Pledged Timeshare Loans (or will procure that all such credits are granted) on the basis of sound and well-defined criteria and clearly established processes for approving, amending, renewing and financing those credits and that it has effective systems in place to apply those criteria and processes to ensure that credit-granting is based on a thorough assessment of the obligor’s creditworthiness;
iv.
it shall hold and will retain ownership of 100% of the Equity Interests in the Borrower directly or indirectly through one or more consolidated wholly-owned Subsidiaries;
v.
it shall, on an ongoing basis, hold and maintain the Retained Interest directly or indirectly through its ownership of 100% of the Equity Interests in the Borrower;
vi.
that the Retained Interest takes the form of a first loss tranche in accordance with paragraph (d) of Article 6(3) of the EU Securitization Regulation, as represented by the Seller’s Equity Interests in the Borrower and the associated indirect rights to residual cash flow under Section
2.06(b)(viii);
vii.
it will not, and will procure that the Borrower will not, sell, transfer or otherwise surrender all or part of the rights, benefits or obligations arising from the Retained Interest or subject it to any credit risk mitigation or hedging, except to the extent permitted under the EU Securitization Rules;
viii.
it shall confirm to the Servicer that it continues to comply with subsections (a) through (g) above:
1.
in each Monthly Report as of the date of such Monthly Report;
2.
in the event of a material change in the anticipated value of the Pledged Timeshare Loans or the risk characteristics of the Pledged Timeshare Loans, if reasonably requested by the Administrative Agent; and
3.
upon the occurrence of any Event of Default at the request of the Administrative Agent;
ix.
it shall provide notice promptly to each such Lender in the event it has breached subsections (a) through (g) above;
x.
it will not change the form of retention of the Retained Interest except as permitted by the EU Securitization Rules and will notify each such Lender of any change to the form of retention of the Retained Interest; and
xi.
it will provide all information which any such Lender reasonably requests in

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such form as such Lender may reasonably request in order for such Lender to comply with its obligations under the EU Securitization Rules.
ARTICLE VI

SERVICING
SECTION VI.01.
Servicing Agreement. The parties hereto agree that the servicing, administering and collection of the Pledged Timeshare Loans shall be conducted by the Servicer from time to time in accordance with the Servicing Agreement.
ARTICLE VII

EVENTS OF DEFAULT
SECTION VII.01.
Events of Default. Each of the following events shall constitute an “Event of Default” hereunder:
i.
default in the payment of any Interest on the Loans or Unused Fees when the same becomes due and payable, and, in any such case, such default shall continue for a period of two (2) Business Days after the earlier of actual knowledge of a Responsible Officer of the Borrower or written notice to the Borrower thereof;
ii.
default in the payment of, or any installment of the principal amount of the
Loans when the same becomes due and payable, and such default shall continue for a period of two (2) Business Days after the earlier of actual knowledge of a Responsible Officer of the Borrower or written notice to the Borrower thereof;
iii.
default in the payment of any amount (except Interest, Unused Fees or principal) due and payable by the Seller, the Borrower, the Servicer or the Performance Guarantor under this Agreement or any other Facility Document when the same becomes due and payable, and such default shall continue for a period of thirty (30) days after the earlier of actual knowledge of a Responsible
Officer of the Seller, the Borrower, the Servicer or the Performance Guarantor, as the case may be, or written notice to the Seller, the Borrower, the Servicer or the Performance Guarantor, as the case may be;
iv.
a Borrowing Base Deficiency shall exist and such condition shall continue unremedied for three (3) Business Days after the earlier of actual knowledge of the Borrower or written notice to the Borrower thereof;
v.
an Event of Bankruptcy shall occur with respect to the Performance Guarantor, the Seller, the Servicer or the Borrower;
vi.
any failure on the part of the Seller, the Borrower, the Servicer or the
Performance Guarantor to duly observe or perform any of its covenants or agreements set forth in this Agreement or any other Facility Document (other than as otherwise described in this Section 7.01) that continues unremedied for a period of thirty (30) days after the earlier of actual knowledge of a
Responsible Officer of the Seller, the Borrower, the Servicer or the Performance Guarantor, as the case may be or written notice to the Seller, the Borrower, the Servicer or the Performance Guarantor, as the
case may be;
vii.
any representation, warranty or statement of the Seller, the Borrower, the
Servicer or the Performance Guarantor made in this Agreement or any Facility Document, or any certificate, report or other writing delivered pursuant thereto, shall prove to be incorrect in any material

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respect as of the time when the same shall have been made, and, if capable of being cured, is not cured within thirty (30) days after the earlier of actual knowledge of a Responsible Officer of the Seller, the Borrower, the Servicer or the Performance Guarantor, as the case may be or written notice to the Seller, the Borrower, the Servicer or the Performance Guarantor, as the case may be; provided, not breach shall be deemed to occur in respect of any representation or warranty relating to the eligibility of any
Timeshare Loan if the Seller has repurchased such Timeshare Loan in accordance with the provisions of the Sale and Contribution Agreement;
viii.
the IRS shall file notice of a Lien pursuant to Section 6323 of the Code with regard to any assets of the Performance Guarantor, the Seller or the Borrower and such Lien shall not have been released within ten (10) Business Days, or the PBGC shall file notice of a Lien pursuant to Section 4068 of ERISA with regard to any of the assets of the Performance Guarantor, the Seller or the Borrower and such Lien shall not have been released within ten (10) Business Days;
ix.
(x) any Facility Document shall, in whole or in material part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Hilton Grand Vacations Entity party thereto or (y) the Performance Guarantor, the Borrower, the Seller, the Servicer or any other Hilton Grand Vacations Entity shall, directly or indirectly, disaffirm or contest in any manner such effectiveness, validity, binding nature or enforceability;
x.
any Lien securing any obligation of the Seller or the Borrower under the Facility Documents shall, in whole or in part, cease to be a perfected first priority Lien (subject to Permitted
Liens);
xi.
a Servicer Termination Event shall have occurred;
xii.
the Seller or any of its material subsidiaries (other than the Borrower) shall fail to pay any principal of or premium or interest on any Indebtedness having a principal amount of the Applicable Cross Default Amount or greater, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness and shall not be waived by the requisite holders of such Indebtedness; or any other default under any agreement or instrument relating to any such Indebtedness of the Seller or any of its material subsidiaries (other than the Borrower), as applicable, or any other event shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such
Indebtedness; or any such Indebtedness shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case, prior to the stated maturity thereof;
xiii.
any failure on the part of the Custodian to duly observe or perform any of its covenants or agreements set forth in the Custody Agreement or under any other Facility Document which failure would reasonably be expected to have a Material Adverse Effect, and shall continue for a period of sixty (60) days after the earlier of actual knowledge of a Responsible Officer of the Custodian or written notice to the Custodian;
xiv.
a notice of termination with respect to the Clearing Account Control Agreement shall have been delivered, or a termination of the Clearing Account Control Agreement shall have otherwise occurred, and a replacement Clearing Account Control Agreement in form and substance reasonably satisfactory to the Majority Managing Agents shall not have been executed within forty-five

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(45) days;
xv.
a Change of Control shall occur;
xvi.
the Borrower shall fail to comply with its obligations under Section 5.03 and such failure shall continue for a period of thirty (30) days after the earlier of actual knowledge of a Responsible Officer of the Borrower or written notice to the Borrower of such failure;
xvii.
one or more final judgments for the payment of the Applicable Judgment Default Amount or more rendered against the Performance Guarantor, the Seller or any of their respective material Subsidiaries (other than the Borrower) or one or more final judgments for the payment of
$25,000 or more rendered against the Borrower, and such amount is not covered by insurance or indemnity or not discharged, paid or stayed within thirty days after (i) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (ii) the date on which all rights to appeal have been extinguished;
xviii.
the Borrower shall become subject to registration as an “investment company” under the Investment Company Act of 1940;
xix.
for any Distribution Date:
1.
occurring in August 2019 or prior thereto, the Average Delinquency
Ratio exceeds 3.50%; or
2.
occurring in January 2020, the Average Delinquency Ratio exceeds
4.75%; or
3.
occurring in February 2020, the Average Delinquency Ratio exceeds 4.00%; or
4.
occurring in March 2020 or thereafter, the Average Delinquency Ratio exceeds 3.50%; or
5.
the Securitized Portfolio Three Month Rolling Average Delinquency Percentage exceeds 3.50%; or
6.
the Average Default Ratio or the Securitized Portfolio Three Month
Rolling Average Default Percentage exceeds 1.0%; or
7.
occurring in September 2019, October 2019, November 2019, December 2019, January 2020 and February 2020, the Default Ratio exceeds
0.00%; or
xx.
as of the last day of each Fiscal Quarter, ~~the Seller~~HGV shall fail to comply with any of the ~~Seller~~HGV Financial Covenants.
SECTION VII.02.
Right to Cure.
i.
Notwithstanding anything to the contrary contained in Section 7.01, but subject to the requirements in Section 7.02(b) below, in the event ~~the Seller~~that HGV is not in compliance with any of the ~~Seller~~HGV Financial Covenants as of any day of determination, no Event of Default shall be

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deemed to exist as a result of such non-compliance if ~~the Seller~~HGV receives a capital contribution, the proceeds of which shall be used to cause an increase in Consolidated EBITDA in an amount (such amount, the “Cure Amount”) necessary such that, if such proceeds had been received on the day of determination that gave rise to any noncompliance, the Consolidated EBITDA, as calculated as of such date, would have been sufficient to cause ~~the Seller~~HGV to be in compliance with such ~~Seller~~HGV Financial Covenants for such period (the “Cure Right”); provided, that, such proceeds (i) are actually received by ~~Seller~~HGV and (ii) do not exceed the aggregate amount necessary to cure such non-compliance in respect of the ~~Seller~~HGV Financial Covenants for such period. The parties hereby acknowledge that this Section 7.02 may not be relied on for any purposes other than to demonstrate compliance with the ~~Seller~~HGV Financial Covenants for purposes of determining whether an Event of Default exists.
ii.
The Cure Right is subject to the following conditions: (i) in each period of four consecutive Fiscal Quarters, there shall be at least two Fiscal Quarters in which no Cure Right has been exercised; (ii) ~~the Seller~~HGV may not effect a Cure Right more than five times during the period commencing on the Closing Date and ending on the Final Collection Date; and (iii) any capital contribution made under Section 7.02(a) shall not be included for purposes of any calculation other than for determining compliance (for the Fiscal Quarter with respect to which such contribution is made and for the following three Fiscal Quarters) with the ~~Seller~~HGV Financial Covenants.
SECTION VII.03.
Remedies.
i.
If an Event of Default shall occur and be continuing, the Administrative Agent shall, at the request, or may with the consent, of the Majority Managing Agents by notice to the
Borrower, declare the Amortization Date to have occurred; provided, however, that, in the case of any event described in Section 7.01(e) above, the Amortization Date shall be deemed to have occurred automatically upon the occurrence of such event. Upon any such declaration or automatic occurrence, the Administrative Agent and the Secured Parties shall have, in addition to all other rights and remedies under this Agreement or otherwise, but subject to the following sentence, the limitations set forth in this Article VII and Section 10.09 hereof, all other rights and remedies provided under the UCC of the applicable jurisdiction and other applicable laws, which rights shall be cumulative. Upon the declaration or automatic occurrence of the Amortization Date in accordance with this Section 7.03, all obligations hereunder shall be immediately due and payable and all Loans shall be immediately due and payable.
ii.
Without limiting the generality of the foregoing, during the continuation of an Event of Default, the Administrative Agent on behalf of the Secured Parties without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower, the Servicer or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith, deliver a Notice of Exclusive Control or an activation or control notice under the Clearing Account Control Agreement, collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), at public or private sale or sales, at any exchange, auction or office of the Administrative Agent or elsewhere upon such terms and conditions and at prices that are consistent with the prevailing market for similar collateral as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. The Administrative Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after

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deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Borrower Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required or permitted by any provision of law, including Section 9 504(1)(c) of the UCC, need the Administrative Agent account for the surplus, if any, to the Borrower.
iii.
During the continuation of an Event of Default, the Borrower further agrees, at the Administrative Agent’s request, to instruct the Custodian to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at the Borrower’s premises or elsewhere.
iv.
To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Secured Parties arising out of the exercise by any of the Secured Parties of any of its rights hereunder, other than those claims, damages and demands arising from the gross negligence or willful misconduct of such Secured Party. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) Business Days before such sale or other disposition. The Borrower shall remain liable for any deficiency (plus accrued interest thereon) if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Borrower Obligations and the reasonable fees and disbursements of any attorneys employed by any of the Secured Parties to collect such deficiency.
SECTION VII.04.
Appointment as Attorney in Fact.
A.
The Borrower hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, effective during the continuation of any Event of Default, as its true and lawful attorney in fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time in the Administrative Agent’s discretion, for the purpose of carrying out the terms of this
Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, the Borrower hereby gives the Administrative Agent the power and right, on behalf of the Borrower, without assent by, but with notice to, the Borrower, if an Event of Default shall have occurred and be continuing, to do the following:
(i)
in the name of the Borrower or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys with respect to any other Collateral whenever payable;
(ii)
to pay or discharge Taxes and Liens levied or placed on or threatened against the Collateral; and
(iii)
(A) to direct any party liable for any payment under any Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse

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any invoices, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; and (G)
generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent’s option and the Borrower’s expense, at any time, or from time to time, all acts and things which the
Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Lien of the Administrative Agent for the benefit of the Secured Parties thereon and to effect the intent of this Agreement, all as fully and effectively as the Borrower might do.

The Borrower hereby ratifies all that such attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable until payment in full of all Borrower Obligations.

B.
The Borrower also authorizes the Administrative Agent, at any time and from time to time, to execute, in connection with the sale provided for in Section 7.03 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.
C.
The powers conferred on the Administrative Agent are solely to protect the Administrative Agent’s (for the benefit of the Secured Parties) interests in the Collateral and shall not impose any duty upon the Administrative Agent to exercise any such powers. The Administrative Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Administrative Agent nor any of its officers, directors, or employees shall be responsible to the Borrower for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.
SECTION VII.05.
Performance of Borrower’s Obligations. If the Borrower fails to perform or comply with any of its material agreements contained in the Facility Documents and the Administrative Agent, any Managing Agent or any Lender may itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable out of pocket expenses of the Administrative Agent, such Managing Agent or such Lender incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the Alternative
Rate, shall be payable by the Borrower to the Administrative Agent, such Managing Agent or such
Lender on demand and shall constitute Borrower Obligations.
SECTION VII.06.
Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.
ARTICLE VIII

INDEMNIFICATION
SECTION VIII.01.
Indemnities by the Borrower. Without limiting any other rights which any Affected Party may have hereunder or under applicable law (including the right to recover damages for breach of contract), the Borrower hereby agrees to indemnify each Lender, the Administrative Agent, each Managing Agent, the Paying Agent, the Backup Servicer, the Custodian and each Liquidity
Provider, and their respective directors, officers and employees (the “Indemnified Parties”), from and

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against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable external attorneys’ fees and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”), awarded against or incurred by such Indemnified Party to the extent relating to or arising from or as a result of this Agreement or the funding or maintenance of Loans made by a
Lender hereunder subject to the proviso set forth below. Without limiting the generality of the foregoing indemnification, the Borrower shall indemnify the Indemnified Parties for Indemnified Amounts to the extent relating to or resulting from any of the following:
(i)
the failure of any Pledged Timeshare Loan represented by the Borrower to be an Eligible Timeshare Loan hereunder to be an “Eligible Timeshare Loan” at the time of such representation;
(ii)
reliance on any representation or warranty made or deemed made by the Borrower under this Agreement or any other Facility Document to which it is a party which shall have been false or incorrect when made or deemed made;
(iii)
the failure by the Borrower to comply with any term, provision or covenant contained in this Agreement, the Sale and Contribution Agreement or any other Facility Document to which it is party or with any applicable law, rule or regulation with respect to any Pledged Timeshare Loan or other Collateral, or the nonconformity of any Pledged Timeshare
Loan or other Collateral with any such applicable law, rule or regulation;
(iv)
the failure to pay when due any Taxes, including sales, excise or personal property Taxes payable by the Borrower in connection with the Collateral;
(v)
the payment by such Indemnified Party of Indemnified Taxes, including any Indemnified Taxes imposed by any jurisdiction on amounts payable and any liability
(including penalties, interest and expenses) arising therefrom or with respect thereto, to the extent caused by the Borrower’s actions or failure to act in breach of this Agreement;
(vi)
the failure to vest and maintain vested in the Administrative Agent, on behalf of the Secured Parties, a first priority perfected security interest in the Collateral, free and clear of any Adverse Claim, whether existing at the time such Collateral arose or at any time thereafter;
(vii)
the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the applicable UCC or other applicable laws naming the Borrower as “Debtor” with respect to any Collateral;

(viii) the failure by eOriginal, DocuSign, SignPost, the Custodian or any other Person that may be a party to the foregoing, to comply with any term, provision or covenant contained in the Electronic Collateral Control Agreement, the DocuSign Agreement, the
SignPost Agreement, the E-Vault Access Agreement, the Custody Agreement or this Agreement, as applicable, in respect of any Electronic Document;

(ix) any system failure, loss of data, data breach or other impairment with respect to, or any inability of the Custodian, the Servicer, the Borrower or the Administrative
Agent to access, the Warehouse Vault Partition (including the eOriginal System) or the

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Electronic Documents therein, unless such system failure, loss of data, data breach or other impairment is due to the gross negligence or willful misconduct of such Indemnified Party;

(x) the failure of the DocuSign System or the SignPost System, as applicable, to create or the Warehouse Vault Partition to maintain a single Authoritative Copy of an Electronic Loan Document or the eOriginal System or the Warehouse Vault Partition not
being maintained in accordance with the eOriginal System Description;

(xi) (1) the creation, generation, communication or transfer of the Timeshare Loans by electronic means, (2) the utilization by the Borrower or the Servicer of the web portal, eOriginal System or software of eOriginal with respect to the Warehouse Vault Partition, (3) the failure of the eOriginal System to create and maintain a single Authoritative Copy of an
Electronic Loan Document or to otherwise conform to the eOriginal’s System Description, except due to a modification made by or at the direction of the Custodian not in compliance with the terms of this Agreement or the Electronic Collateral Control Agreement or not at the
direction of the Administrative Agent, or (4) the negligence, or fraudulent or willful misconduct, of eOriginal in connection with the Electronic Documents;

(xii) ~~(viii)~~ any dispute, claim, offset or defense (other than as a result of the bankruptcy or insolvency of the related Obligor) of a Obligor to the payment of any Pledged Timeshare Loan (including a defense based on such Pledged Timeshare Loan not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms);

(xiii) ~~(ix)~~ the commingling of Collections with any other funds;

(xiv) ~~(x)~~ any failure by the Borrower to give reasonably equivalent value to the Seller in consideration for the transfer by the Seller to the Borrower of any Pledged
Timeshare Loan, or any attempt by any Person to void any such transfer under any statutory provision or common law or equitable action, including any provision of the Bankruptcy Code;

(xv) ~~(xi)~~ (A) the failure of the Clearing Account Bank to remit any
Collections held in the Clearing Account to the Collection Account as provided in the Clearing Account Control Agreement or any Collections held in the Unidentified Receipts Account to the Clearing Account, whether by reason of the exercise of setoff rights or otherwise, or (B) any claim by the Clearing Account Bank for indemnification by the Administrative Agent pursuant to the terms of the Clearing Account Control Agreement;

(xvi) ~~(xii)~~ any investigation, litigation or proceeding related to this Agreement or the use of proceeds of Loans made pursuant to this Agreement or any other Facility Document delivered hereunder or in respect of any of the Collateral;

(xvii) ~~(xiii)~~ the grant by the Borrower of a security interest in any Pledged Timeshare Loan in violation of any applicable law, rule or regulation;

provided, however, that the Borrower shall not be required to indemnify any Indemnified Party to the extent of any amounts (x) resulting from the gross negligence or willful misconduct of such Indemnified
Party, or (y) constituting credit recourse for the failure of a Obligor to pay a Pledged Timeshare Loan, or (z) constituting Excluded Taxes. Any amounts subject to the indemnification provisions of this Section 8.01 shall be paid by the Borrower to the related Indemnified Party within ten (10) Business Days following written demand therefor.

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SECTION VIII.02.
Limited Liability of Parties. No Indemnified Party shall have any liability
(whether in contract, tort or otherwise) to the Borrower, the Seller or the Servicer or any of their security holders or creditors for or in connection with the transactions contemplated hereby, except to the extent such liability is determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct or breach of its obligations under this Agreement or any Facility Document.
ARTICLE IX

THE AGENTS
SECTION IX.01.
Authorization and Action. Each Lender hereby appoints and authorizes its related Managing Agent and the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such Managing Agent or the
Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto. The provisions of this Article IX are solely for the benefit of the Managing Agents, the Administrative Agent and the Lenders. The Borrower shall not have any rights as a third-party beneficiary or otherwise under any of the provisions hereof. In performing their functions and duties hereunder, the Managing Agents shall act solely as the agent for the respective Conduit Lenders and the Committed Lenders in the related Lender Group and do not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the other Lenders, the Borrower, the Servicer, the Seller, any Affiliate thereof or any of their respective successors and assigns.
SECTION IX.02.
Agents’ Reliance, Etc. Neither the Administrative Agent nor any Managing
Agent nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or such Managing Agent or the Administrative Agent under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct.
Without limiting the generality of the foregoing, each of the Administrative Agent and the Managing Agents: (i) may consult with legal counsel (including counsel for the Borrower, the Servicer or the
Seller), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (iv) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (v) shall incur no liability under or in respect of this Agreement by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile) believed by it to be genuine and signed or sent by the proper party or parties.
SECTION IX.03.
Agents and Affiliates. Each Managing Agent and the Administrative Agent and their respective Affiliates may engage in any kind of business with the Borrower, any Hilton Grand Vacations Entity or any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of Borrower, any Hilton Grand Vacations Entity or any Obligor or any of their respective Affiliates, all as if such Persons were not Managing Agents and/or Administrative Agent and without any duty to account therefor to any Lender.
SECTION IX.04.
Lender’s Loan Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, any Managing Agent, any of their respective
Affiliates or any other Lender, and based on such documents and information as it has deemed

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appropriate, made its own evaluation and decision to enter into this Agreement and, if it so determines, to make Loans hereunder. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Managing Agent, any of their respective Affiliates, or any other
Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement.
SECTION IX.05.
Delegation of Duties. The Administrative Agent and each Managing Agent may each execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither the Administrative Agent nor any Managing Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.
SECTION I.01.
Indemnification. Each Managing Agent severally agrees to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower, the Seller or the Performance Guarantor), ratably according to its related Lender Group Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Administrative Agent under this Agreement; provided, that (i) no Managing
Agent shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting or arising from the Administrative Agent’s gross negligence or willful misconduct and (ii) no Managing Agent shall be liable for any amount in respect of any compromise or settlement of any of the foregoing unless such compromise or settlement is approved by the Majority Managing Agents. Without limitation of the generality of the foregoing, each Managing Agent agrees to reimburse the Administrative Agent, ratably according to its related Lender Group Percentage, promptly upon demand, for any reasonable out-of-pocket expenses (including reasonable fees of a single counsel) incurred by the Administrative Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this
Agreement; provided, that no Managing Agent shall be responsible for the costs and expenses of the Administrative Agent in defending itself against any claim alleging the gross negligence or willful misconduct of the Administrative Agent to the extent such gross negligence or willful misconduct is determined by a court of competent jurisdiction in a final and non-appealable decision.
SECTION I.01.
Successor Agents. The Administrative Agent and each Managing Agent may, upon thirty (30) days’ notice to the Borrower, each Lender and each other party hereto, resign as Administrative Agent or Managing Agent, as applicable. If any such party shall resign as Administrative Agent or Managing Agent under this Agreement, then, in the case of the Administrative Agent, the
Majority Committed Lenders and the Borrower, and in the case of any Managing Agent, its related
Conduit Lenders, during such thirty-day period shall appoint a successor agent, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent or applicable Managing Agent and references herein to the Administrative Agent or such Managing Agent shall mean such successor agent, effective upon its appointment; and such former Administrative Agent’s or
Managing Agent’s rights, powers and duties in such capacity shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or Managing Agent or any of the parties to this Agreement. After any retiring Administrative Agent’s or Managing Agent’s resignation hereunder as such agent, the provisions of Article VIII, this Article IX and Section 10.09 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent or a
Managing Agent under this Agreement.

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ARTICLE X

MISCELLANEOUS
SECTION X.01.
Amendments, Etc.
i.
No waiver of any provision of this Agreement nor consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Majority Managing Agents (on behalf of the Lenders in the related
Lender Group) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
ii.
No amendment to this Agreement shall be effective unless the same shall be in writing and signed by each of the Borrower, the Administrative Agent and the Majority Managing
Agents (on behalf of the Lenders in the related Lender Group), provided, however, that, without the written consent of all the Managing Agents (on behalf of the Lenders in the related Lender Group)(or, solely in the case of clauses (iv) and (v) below, the Managing Agents for each affected Lender Group), no such amendment shall:
1.
extend the Commitment Termination Date;
2.
extend the date of any payment or deposit of Collections by the
Borrower or the time of payment of the principal amount of, or accrued interest on, the Loans;
3.
release the security interest in or transfer all or any material portion of the Collateral;
4.
change the outstanding principal amount of any of the Loans made by any Lender hereunder other than as provided herein;
5.
change the amount of any Lender Group Limit other than as provided herein or increase the Facility Limit hereunder;
6.
amend, modify or waive any provision of the definitions of, “Majority Managing Agents”, “Borrowing Base”, “Collateral Value” or any of the defined terms used in such definitions or this Section 10.01;
7.
consent to or permit the assignment or transfer by the Borrower or any of its rights and obligations under this Agreement or of any of its right, title or interest in or to the Pledged Timeshare Loans;
8.
amend or modify any provision of Section 7.01 or Section 10.03, or
9.
amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (i) through (viii) above in a manner which would circumvent the intention of the restrictions set forth in such clauses;
10.
provided, that without the written consent of the Servicer, the Paying Agent, the Backup Servicer and/or the Custodian, as applicable, no such amendment shall adversely affect the Servicer, the Paying Agent, the Backup Servicer or the Custodian; provided, further, that if this Agreement is amended without the consent of the Servicer, the Paying Agent, the Backup Servicer or the Custodian, the Borrower shall provide the Servicer, the Paying Agent,

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the Backup Servicer and the Custodian with a copy of the related amendment promptly following execution thereof.
SECTION X.02.
Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including communication by electronic mail or facsimile copy) and shall be personally delivered or sent by registered mail, return receipt requested, or by courier or by electronic mail or facsimile, to each party hereto, at its address set forth on Schedule III hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of overnight courier, two (2) days after being deposited with such courier, or, in the case of notice by electronic mail or facsimile, when electronic confirmation of receipt is obtained, in each case addressed as aforesaid.
SECTION X.03.
Assignability.
i.
Any Conduit Lender may (i) with notice to the Borrower and the Servicer, and with the consent of the Managing Agent for the Lender Group of which it is a member, assign at any time all or any portion of its rights and obligations hereunder and interests herein to (A) any other Lender, (B) any commercial paper conduit managed by such Conduit Lender’s sponsor or administrator bank if the Commercial Paper of such commercial paper conduit have short-term ratings from S&P and Moody’s that are equivalent to or higher than the short-term ratings by S&P and Moody’s of the Commercial Paper of such Conduit Lender, (C) any Affiliate of such Conduit Lender’s sponsor bank or (D) any Liquidity Provider with respect to such Conduit Lender and (ii) with the consent of the Borrower (such consent not to be unreasonably withheld or delayed) and the Managing Agent for the Lender Group of which it is a member, assign at any time all or any portion of its rights and obligations hereunder and interests herein to any other Person not listed in clause (i) above. Any Managing Agent may, with notice to the
Borrower, and with the consent of the Lenders in its Lender Group, assign at any time all or any portion of its rights and obligations hereunder and interests herein to any Affiliate of such Managing Agent.
ii.
Any Committed Lender may, with the consent of the Administrative Agent and, if no Event of Default is continuing, the Borrower (such consent not to be unreasonably withheld or delayed) assign at any time all or any portion of its rights and obligations hereunder and interests herein to any Person; provided, however, that notwithstanding the foregoing, no consent of the Borrower shall be required for any assignment is to a Lender or an Affiliate of a Lender other than a Conduit Lender.
iii.
With respect to any assignment hereunder
1.
each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement,
2.
the amount being assigned pursuant to each such assignment
(determined as of the date of the Assignment and Acceptance with respect to such assignment)
shall in no event be less than $10,000,000, and
3.
the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with a processing and recordation fee of $2,500.
iv.
Upon such execution, delivery, acceptance and recording from and after the effective date specified in such Assignment and Acceptance, (x) the assignee thereunder shall be a party to this Agreement and, to the extent that rights and obligations under this Agreement have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender thereunder

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and (y) the assigning Lender shall, to the extent that rights and obligations have been assigned by it pursuant to such Assignment and Acceptance, relinquish such rights and be released from such obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto). At all times during which any Loan is outstanding, the Administrative Agent shall maintain at its address referred to in Section 10.02 of this Agreement (or such other address of the Administrative Agent notified by the Administrative Agent to the other parties hereto) a register as provided herein (the “Register”). The Aggregate Loan Principal Balance (including stated interest) and any interests therein, and any Assignments and Acceptances of the Aggregate Loan Principal Balance or any interest therein delivered to and accepted by the Administrative Agent, shall be registered in the Register, and the Register shall serve as a record of ownership that identifies the owner of the Aggregate Loan Principal Balances and any interest therein. Notwithstanding any other provision of this
Agreement, no transfer of the Aggregate Loan Principal Balances or any interest therein shall be effective unless and until such transfer has been recorded in the Register. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Servicer, the Administrative Agent, the Managing Agents and the Lenders may treat each Person whose name is recorded in the Register as a Lender, as the case may be, under this Agreement for all purposes of this Agreement. This Section 10.03(d) shall be construed so that the Aggregate Loan Principal Balance and any interest therein is maintained at all times in “registered form” within the meaning of Sections 163(f), 871(h) and 881(c) of the Code, solely for the purposes of this Section 10.03, the Administrative Agent will act as an agent of the Borrower. The Register shall be available for inspection by the Borrower or any Managing Agent at any reasonable time and from time to time upon reasonable prior notice.
v.
Upon its receipt of an Assignment and Acceptance, the Administrative Agent
shall, if such Assignment and Acceptance has been duly completed, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower.
vi.
Any Lender may, without the consent of the Borrower, sell participations to one or more banks or other entities (each, a “Participant”) in all or a portion of its rights and obligations hereunder (including the outstanding Loan); provided that following the sale of a participation under this Agreement (i) the obligations of such Lender shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the
Borrower, the Administrative Agent, the Servicer and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which such Lender sells such a participation shall provide that the Participant shall not have any right to direct the enforcement of this Agreement or the other Facility Documents or to approve any amendment, modification or waiver of any provision of this Agreement or the other Facility Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that (i) reduces the amount of principal or Interest that is payable on account of any Loan or delays any scheduled date for payment thereof or (ii) reduces any fees payable by the Borrower to the
Administrative Agent (to the extent relating to payments to the Participant) or delays any scheduled date for payment of such fees. The Borrower acknowledges and agrees that any Lender’s source of funds may derive in part from its Participants. Accordingly, references in Sections 2.09 or 2.10 and the other terms and provisions of this Agreement and the other Facility Documents to determinations, reserve and capital adequacy requirements, expenses, increased costs, reduced receipts and the like as they pertain to the Lenders shall be deemed also to include those of its Participants; provided, however, that in no event shall the Borrower be liable to any Participant under Sections 2.09 or 2.10 for an amount in excess of that which would be payable to the applicable Lender under such sections. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on

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which it enters the name and address of each Participant and the aggregate principal balance (including stated interest) of each Participant’s interest in the Loans or other obligations under the Facility
Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or other information relating to the Participant’s interest in any Commitments or Loans) except to the extent that such disclosure is necessary to establish that such Commitment or Loan is in registered form under
Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive and binding for all purposes, absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
vii.
The Borrower may not assign any of its rights or obligations hereunder or any interest herein without the prior written consent of the Administrative Agent and the Majority Managing Agents.
viii.
Notwithstanding any other provision of this Agreement to the contrary, any
Lender may at any time pledge or grant a security interest in all or any portion of its rights (including rights to payment of the principal balance of the Loans and Interest with respect thereto) hereunder to secure obligations of such Lender to a Federal Reserve Bank, without notice to or consent of the
Borrower or the Administrative Agent; provided, that no such pledge or grant of a security interest shall (x) release a Lender from any of its obligations hereunder or substitute any such pledgee or grantee for such Lender as a party hereto or (y) create any additional, or modify any existing, obligations of the
Seller, the Borrower or the Servicer under this Agreement or any other Facility Document.
SECTION X.04.
Additional Lender Groups. Upon the Borrower’s request and with the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed), one or more additional Lender Group may be added to this Agreement at any time by the execution and delivery of a Joinder Agreement by the members of such proposed additional Lender Group, the
Borrower and the Administrative Agent. Upon the effective date of such Joinder Agreement, (i) each Person specified therein as a “Conduit Lender” shall become a party hereto as a Conduit Lender, entitled to the rights and subject to the obligations of a Conduit Lender hereunder, (ii) each Person specified therein as a “Committed Lender” shall become a party hereto as a Committed Lender, entitled to the rights and subject to the obligations of a Committed Lender hereunder, (iii) each Person specified therein as a “Managing Agent” shall become a party hereto as a Managing Agent, entitled to the rights and subject to the obligations of a Managing Agent hereunder and (iv) the Facility Limit shall be increased by an amount equal to the aggregate Commitments of the Committed Lenders party to such Joinder Agreement.
SECTION X.05.
Consent to Jurisdiction.
i.
Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Agreement, and each party hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. The parties hereto hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto agree that a final judgment in any such action or proceeding shall be

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conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

ii.
The Borrower consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to it at its address specified in Section 10.02.
Nothing in this Section 10.05 shall affect the right of any Lender or the Administrative Agent to serve legal process in any other manner permitted by law.
SECTION X.06.
WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY OTHER FACILITY DOCUMENT.
SECTION X.07.
Right of Setoff. Each Lender is hereby authorized (in addition to any other rights it may have) at any time after the occurrence of the Amortization Date due to the occurrence of an Event of Default, or at any time that any Borrower Obligation hereunder is due and payable, to set off, appropriate and apply (without presentment, demand, protest or other notice which are hereby expressly waived) any deposits and any other indebtedness held or owing by such Lender to, or for the account of, the Borrower against the amount of the Borrower Obligations owing by the Borrower to such Person.
SECTION I.01.
Ratable Payments. If any Lender, whether by setoff or otherwise, has payment made to it with respect to any Borrower Obligations or obligation of the Servicer in a greater proportion than that received by any other Lender entitled to receive a ratable share of such amount, such Lender agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of such Borrower Obligations or Servicer obligation held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of such Borrower Obligations or Servicer obligations, as applicable; provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.
SECTION I.01.
Limitation of Liability.
i.
No claim may be made by any Transaction Party or any other party hereto against any other party hereto or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any other Facility Document, or any act, omission or event occurring in connection herewith or therewith; and each party hereto hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.
ii.
Notwithstanding anything to the contrary contained herein, the obligations of the Conduit Lenders under this Agreement are solely the corporate obligations of each such Conduit Lender and shall be payable only at such time as funds are actually received by, or are available to, such Conduit Lender in excess of funds necessary to pay in full all outstanding Commercial Paper issued by such
Conduit Lender and, to the extent funds are not available to pay such obligations, the claims relating thereto shall not constitute a claim against such Conduit Lender. Each party hereto agrees that the

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payment of any claim (as defined in Section 101 of Title 11 of the Bankruptcy Code) of any such party shall be subordinated to the payment in full of all Commercial Paper.

iii.
No recourse under any obligation, covenant or agreement of any Conduit Lender contained in this Agreement shall be had against any incorporator, stockholder, officer, director, member, manager, employee or agent of such Conduit Lender or any of its Affiliates (solely by virtue of such capacity) by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is solely a corporate obligation of such Conduit Lender, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, manager, employee or agent of any Conduit Lender or any of its Affiliates (solely by virtue of such capacity) or any of them under or by reason of any of the obligations, covenants or agreements of such Conduit Lender contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by any Conduit Lender of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, member, manager, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this
Agreement; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or fraudulent omissions made by them.
SECTION X.08.
Costs, Expenses and Taxes.
i.
In addition to the rights of indemnification under Article VIII hereof, the
Borrower agrees to pay to the Administrative Agent and each Managing Agent promptly after written demand thereof (i) all reasonable costs and expenses of the Administrative Agent and each Managing
Agent in connection with the preparation, execution and delivery (including any requested amendments, waivers or consents) of this Agreement and the other documents to be delivered hereunder, including all pre-closing due diligence expenses and the reasonable fees and out-of-pocket expenses of a single law firm as special counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent and each Managing Agent and the related Lenders as to their respective rights and remedies under this Agreement, and the other agreements executed pursuant hereto, (ii) all reasonable costs and out-of-pocket expenses (including fees and expenses of a single outside counsel), incurred by the Administrative Agent and each Managing Agent in connection with any amendment to any of the Facility Documents after the Closing Date and (iii) all reasonable costs and out-of-pocket expenses incurred by the Administrative Agent and each Managing Agent in connection with the enforcement of this Agreement and the other agreements and documents to be delivered hereunder after the occurrence of an Event of Default.
ii.
In addition, the Borrower shall pay any and all stamp, sales, transfer and other taxes and fees (including UCC filing fees and any penalties associated with the late payment of any UCC filing fees) payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other agreements and documents to be delivered hereunder (including any UCC financing statements) and agrees to indemnify the Administrative Agent, the Managing Agents, the Lenders and the Liquidity Providers against any liabilities with respect to or resulting from any delay by the Borrower in paying or omission to pay such taxes and fees.
SECTION X.09.
No Proceedings. The Borrower, each Lender, each Managing Agent and the Administrative Agent each hereby agrees that it will not institute against any Conduit Lender any proceeding of the type referred to in the definition of Event of Bankruptcy so long as any Commercial Paper issued by such Conduit Lender shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper shall have been outstanding.

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SECTION X.10.
Confidentiality.
i.
By accepting delivery of this Agreement, the Borrower agrees not to disclose to any Person the material economic or commercial terms of this Agreement, the Servicing Agreement or the Fee Letter (including any specific pricing information provided by the Administrative Agent, the Managing Agents or the Lenders or the amount or terms of any fees payable to the Administrative Agent, the Managing Agents or the Lenders (collectively, the “Product Information”) in connection with the transaction contemplated by this Agreement (the “Transaction”), except (i) to its and its affiliates’
officers, directors, employees, agents, accountants, legal counsel and other representatives (collectively, the “Borrower Representatives”) who have a need to know the Product Information for the purpose of assisting in the negotiation and completion of the Transaction and who agree to be bound by the provisions of this section applicable to the Borrower, (ii) in connection with any legal or regulatory action or proceeding relating to this Agreement or the transactions contemplated hereby or the exercise of any remedies hereunder, (iii) to extent determined by the Seller to be required by applicable law
(including filing a copy of this Agreement and the other Facility Documents (other than the Fee Letter) as exhibits to filings required to be made with the Securities and Exchange Commission), regulation, subpoena or other legal process, (iv) to the extent requested by any Governmental Authority having jurisdiction over the Borrower, the Seller or any Borrower Representative, (v) to the extent required to perform their respective obligations under the Facility Documents, to the Custodian or the Servicer or
(vi) to existing or prospective lenders to, or investors in, any Hilton Grand Vacations Entity or any
Affiliate thereof, or to any Rating Agency in connection with a Securitization; provided, in each case in this clause (vi), such recipients agree to be bound by the provisions of this section applicable to the Borrower. The Borrower will be responsible for any failure of any Borrower Representative to comply with the provisions of this clause (a).
ii.
The Administrative Agent, the Managing Agents and the Lenders will not disclose to any Person the confidential or proprietary information of the Borrower, the Seller, the
Servicer or the Performance Guarantor furnished to the Administrative Agent, the Managing Agents and the Lenders in connection with the Transaction (the “Borrower Information”), except (i) to their respective and their Affiliates’ officers, directors, employees, agents, accountants, legal counsel and other representatives (collectively, the “Lender Representatives”) who have a need to know the Borrower Information for the purpose of assisting in the negotiation and completion of the Transaction and who agree to be bound by the provisions in this section applicable to the Administrative Agent, the Managing Agents and the Lenders, (ii) to the extent required by applicable law, regulation, subpoena or other legal process, (iii) to the extent requested by any governmental or regulatory authority having, or claiming to have, jurisdiction over the Administrative Agent, the Managing Agents, the Lenders or any Lender Representative, (iv) to any Rating Agency, including in compliance with Rule 17g-5 under the Securities Exchange Act of 1934 or any similar rule or regulation in any relevant jurisdiction, (v) to any actual or potential subordinated investor in any Conduit Lender or Liquidity Provider that has signed a confidentiality agreement containing restrictions on disclosure substantially similar to this Section or (vi) to credit enhancers and dealers and investors in respect of Commercial Paper of any Conduit Lender in accordance with the customary practices of such Lender for disclosures to credit enhancers, dealers or investors, as the case may be, it being understood that any such disclosure to dealers or investors will not identify the Borrower, the Seller or the Servicer or any of their respective Affiliates by name. The Administrative Agent, the Managing Agents and each Lender, as the case may be, will be responsible for any failure of any related Lender Representative to comply with the provisions of this clause (b).
iii.
The Administrative Agent, the Managing Agents and the Lenders will (i) not disclose to any person or entity the confidential or proprietary information of Obligors relating to the Pledged Timeshare Loans (if any) obtained pursuant to this Agreement (the “Obligor Information”), and

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(ii) comply with all applicable laws (including Graham-Leach-Bliley Act) with respect to Obligor Information.

SECTION X.11.
No Waiver; Remedies. No failure on the part of the Administrative Agent, any Managing Agent, any Lender or any Liquidity Provider to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
SECTION I.01.
GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION I.01.
Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or by electronic mail in a “.pdf” file shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION I.01.
Integration; Binding Effect; Survival of Termination. This Agreement and the other Facility Documents executed by the parties hereto on the date hereof contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy). Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until the Final Collection
Date; provided, however, that the provisions of 2.09, 2.10, 2.11, 2.12, 2.17 and Article VIII, and the provisions of Sections 10.06, 10.09, 10.10, 10.11 and 10.12 shall survive any termination of this
Agreement.
SECTION I.01.
Electronic Signatures. This Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any
other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

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SECTION X.12.
Recognition of the U.S. Special Resolution Regimes.
i.
In the event that any Lender that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Lender of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States of America or a state of the
United States of America.
ii.
In the event that any Lender that is a Covered Entity or a BHC Act Affiliate of such Lender becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Lender are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States of America or a state of the United States of America.
iii.
As used in this section, the following terms shall have the meaning set forth below:
1.
“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. §1841(k).
2.
“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).
3.
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.
4.
“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank
Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

SECTION 10.19. Third Party Beneficiary. The Custodian shall be an express third-party beneficiary of this Agreement.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

HILTON GRAND VACATIONS TRUST I LLC,

as Borrower

By: ______________________________

Name:

Title:

Solely as to Section 5.05:

HILTON RESORTS CORPORATION

By: ______________________________

Name:

Title:

Signature Page to Receivables Loan Agreement

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Exhibit 3.1

Execution Version

Signature Page to Receivables Loan Agreement

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Exhibit 3.1

Execution Version

BANK OF AMERICA, N.A.,

as Administrative Agent

By: ______________________________

Name:

Title:

BANK OF AMERICA, N.A.,

as a Managing Agent and a Committed Lender

By: ______________________________

Name:

Title:

Signature Page to Receivables Loan Agreement

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Exhibit 3.1

Execution Version

DEUTSCHE BANK AG, NEW YORK BRANCH,

as a Managing Agent and a Committed Lender

By: ______________________________

Name:

Title:

By: ______________________________

Name:

Title:

Signature Page to Receivables Loan Agreement

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Exhibit 3.1

Execution Version

Signature Page to Receivables Loan Agreement

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Exhibit 3.1

Execution Version

BARCLAYS BANK PLC.

as a Committed Lender and a Managing Agent

By:

Name:

Title:

SHEFFIELD RECEIVABLES COMPANY LLC,

as a Conduit Lender

By: Barclays Bank PLC,

as attorney-in-fact

By:

Name:

Title:

Signature Page to Receivables Loan Agreement

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Exhibit 3.1

Execution Version

Signature Page to Receivables Loan Agreement

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Exhibit 3.1

Execution Version

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Committed Lender and a Managing Agent

By:

Name:

Title:

Signature Page to Receivables Loan Agreement

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Exhibit 3.1

Execution Version

Signature Page to Receivables Loan Agreement

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Exhibit 3.1

Execution Version

TRUIST BANK,

as a Committed Lender and a Managing Agent

By:

Name:

Title:

Signature Page to Receivables Loan Agreement

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Exhibit 3.1

Execution Version

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Paying Agent and Securities Intermediary

By: ______________________________

Name:

Title:

Signature Page to Receivables Loan Agreement

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EXHIBIT A-1

FORM OF CREDIT POLICY

(On file with the Administrative Agent)

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Execution Version

EXHIBIT A-2

FORM OF COLLECTION POLICY

(On file with the Administrative Agent)

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EXHIBIT B

FORM OF BORROWING REQUEST

[DATE]

To: Bank of America, N.A. (“BANA”), as Administrative Agent

Grand Vacations Services LLC, as Servicer

Wells Fargo Bank, National Association, as Paying Agent, Backup Servicer and Custodian

From: Hilton Grand Vacations Trust I LLC (the “Borrower”)

Re: Receivables Loan Agreement, dated as of May 9, 2013 among the Borrower, Wells Fargo Bank, National Association, as Paying Agent and Securities Intermediary, the Persons from time to time party thereto as Conduit Lenders, the financial institutions from time to time party thereto as Committed Lenders, the Persons from time to time party thereto as Managing Agents, and
BANA, as Administrative Agent for the Conduit Lenders and the Committed Lenders (as
amended, restated, supplemented or otherwise modified from time to time, the “Agreement”). Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

A.	(i) Pursuant to Sections 2.01 and 2.02(a) of the Agreement, the undersigned hereby requests a Borrowing from each Lender Group in an aggregate amount equal to the following: $

Lender Group (identified by related Managing Agent)	Dollar Amount of Borrowing
[Name]	$[•]
[Name]	$[•]
[Name]	$[•]
[Name]	$[•]
[Name]	$[•]
Total	$[•]

(ii) The requested Borrowing Date is:

(iii) The Aggregate Loan Principal Balance under the Agreement after giving effect to the requested Borrowing under (i) above will equal: $

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	(iv)	The proceeds of the requested Borrowing are requested to be remitted to the following account of the Borrower:

B.	As of the date hereof and the Borrowing Date of such Borrowing:

(i)

The representations and warranties contained in Article IV of the Agreement are true and correct in all material respects on and as of such Borrowing
Date unless such representation and warranties by their terms refer to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date;

	(ii)	No event has occurred and is continuing, or would result from the Borrowing requested hereunder, that constitutes an Event of Default or an Default; and

	(iii)	After giving effect to the requested Borrowing, no Borrowing Base Deficiency shall exist.

	(iv)	All other conditions precedent set forth in Section 3.02 of the Agreement have been satisfied.

In accordance with Section 2.02(a) of the Agreement, the Borrower hereby certifies that, if any
Timeshare Loans are being added to the Collateral in connection with the requested Borrowing, such Timeshare Loans are set forth on Schedule I attached hereto and such Timeshare Loans are Eligible Timeshare Loans. The undersigned further represents and warrants that (1) the documents constituting the Timeshare Loan File with respect to such Timeshare Loans have been delivered to Custodian and such Timeshare Loan Files are to be held by the Custodian in accordance with the Custody Agreement, and (2) all other documents related to such Timeshare Loans (including, but not limited to, insurance policies, loan applications and appraisals) have been or will be created and held by the Borrower in trust for the Secured Parties.

The undersigned certifies that this Borrowing Request is correct in all material respects as of the date furnished.

Hilton Grand Vacations Trust I LLC, as Borrower

By:___________________________

Name:

Title:

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SCHEDULE I

LIST OF TIMESHARE LOANS

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EXHIBIT C

FORM OF MONTHLY REPORT

(On file with the Administrative Agent)

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EXHIBIT D

LIST OF OFFICES OF BORROWER WHERE RECORDS ARE KEPT

6355 Metro West Blvd, Suite 180

Orlando, FL 32835

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EXHIBIT E

LIST OF ACCOUNTS

AND ACCOUNT BANKS

(On file with the Administrative Agent)

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EXHIBIT F

FORM OF ASSIGNMENT AND ACCEPTANCE

Dated as of [Date]

Reference is made to the Receivables Loan Agreement, dated as of May 9, 2013 among Hilton Grand Vacations Trust I LLC, as the Borrower, Wells Fargo Bank, National Association, as
Paying Agent and Securities Intermediary, the Persons from time to time party thereto as Conduit
Lenders, the financial institutions from time to time party thereto as Committed Lenders, the Persons from time to time party thereto as Managing Agents, and Bank of America, N.A., as Administrative
Agent for the Conduit Lenders and the Committed Lenders (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”). Terms defined in the Agreement are used herein with the same meaning.

[Assigning Lender] (the “Assignor”), [Assignee] (the “Assignee”) and [Assignor’s Managing Agent], in its capacity as Managing Agent for the Lender Group which includes the Assignor [and the Assignee] (in such capacity, the “Managing Agent”), hereby agree as follows:

1. Purchase and Sale of Interest. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to all of the Assignor’s rights and obligations under the Agreement as of the date hereof (including its [Commitment] [Conduit Lending Limit] and all Loans, if any, or interests therein held by it) equal to the percentage (the “Percentage”) interest specified on the signature page hereto. After giving effect to such sale and assignment, [the Assignee will be a [Committed] [Conduit] Lender in the Lender Group that includes [__________] as the Managing Agent and] the Assignee’s [Commitment] [Conduit Lending Limit] will be as set forth in Section 2 of the signature page hereto. [As consideration for the sale and assignment contemplated in this Section 1, the Assignee shall pay to the Assignor on the Effective Date
(as hereinafter defined) in immediately available funds an amount equal to $[__________], representing the purchase price payable by the Assignee for the interests in the transferred interest sold and assigned to the Assignee under this Section 1.] *

2. Representations and Disclaimers of Assignor. The Assignor:

i.
represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim;
ii.
makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Facility Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Facility Document or any other instrument or document furnished pursuant thereto; and
iii.
makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Seller, the Borrower or the Servicer, or the performance or

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observance by any such party of any of its respective obligations under the Facility Documents or any other instrument or document furnished pursuant thereto.

3. Representations and Agreements of Assignee. The Assignee:

i.
confirms that it has received a copy of the Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.02(b) of the Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance;
ii.
agrees that it will, independently and without reliance upon the Administrative Agent, any Managing Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement;
iii.
[appoints and authorizes the Administrative Agent and [__________], as its Managing Agent, to take such action as agent on its behalf and to exercise such powers under the Agreement and the other Facility Documents as are delegated to the Administrative Agent and such Managing Agent, respectively, by the terms thereof, together with such powers as are reasonably incidental thereto;]
iv.
agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement and this Assignment and Acceptance are required to be performed by it as a [Committed] [Conduit] Lender;
v.
specifies as its address for notices the office set forth beneath its name on the signature pages hereof; and
vi.
represents that this Assignment and Acceptance has been duly authorized, executed and delivered by the Assignee pursuant to its [corporate] powers and constitutes the legal, valid and binding obligation of the Assignee.

4. Effectiveness of Assignment. Following the execution of this Assignment and Acceptance by the Assignor, the Managing Agent, [and] the Assignee, [the Borrower and the Servicer,] it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date of this Assignment and Acceptance shall be the date of acceptance thereof by the Administrative Agent, unless otherwise specified in Section 3 of the signature page hereto (the “Effective Date”).

5. Rights of the Assignee. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, [(i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a [Committed] [Conduit] Lender thereunder and hereunder and (ii)] the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the
Agreement.

6. Payments. Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, all payments under the Agreement in respect of the interest assigned hereby (including all payments of fees with respect thereto) shall be made to the Assignee or the
Assignee’s Managing Agent, for the benefit of the Assignee, in accordance with the Agreement. The

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Assignor and Assignee shall make all appropriate adjustments in payments under the Agreement for periods prior to the Effective Date directly between themselves.

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7. GOVERNING LAW. THIS ASSIGNMENT AND ACCEPTANCE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and
Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written.

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Signature Page to

Assignment and Acceptance

Dated as of [Date]

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Section 1.
Percentage:	________%
Section 2.
Assignee’s [Commitment] [Conduit Lending Limit] as of the Effective Date:	$_____________
Principal Amount of Loans held by Assignee as of the Effective Date:	$_____________
Section 3.

Effective Date: **	__________, 20__
[NAME OF ASSIGNOR]
By: Name: Title:
[NAME OF ASSIGNEE]
By: Name: Title:
Address for Notices: [Insert]

Accepted this [day] of [month], [year]
BANK OF AMERICA, N.A., as Administrative Agent
By: _______________________________ Name: Title: By: Name: Title:

AGREED TO THIS ____ DAY OF ___________, 20___:

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[NAME OF MANAGING AGENT],
as Managing Agent

By:

Name:

Title:

HILTON GRAND VACATIONS TRUST I LLC,

as Borrower

By:

Name:

Title:

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EXHIBIT G

FORM OF JOINDER AGREEMENT

Reference is made to the Receivables Loan Agreement, dated as of May 9, 2013 among Hilton Grand Vacations Trust I LLC, as the Borrower, Wells Fargo Bank, National Association, as
Paying Agent and Securities Intermediary, the Persons from time to time party thereto as Conduit
Lenders, the financial institutions from time to time party thereto as Committed Lenders, the Persons from time to time party thereto as Managing Agents, and Bank of America, N.A., as Administrative
Agent for the Conduit Lenders and the Committed Lenders (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”). To the extent not defined herein, capitalized terms used herein have the meanings assigned to such terms in the Agreement.

[New Managing Agent] (the “New Managing Agent”), [New Conduit Lender(s)] (the
“New Conduit Lender(s)”) and [New Committed Lender(s)] (the “New Committed Lender(s)”; and
together with the New Managing Agent and New Conduit Lender(s), the “New Lender Group”) agree as follows:

1. By execution and delivery of this Joinder Agreement and pursuant to Section
10.04 of the Agreement, the New Lender Group elects to become a “Lender Group” under the
Agreement.

2. The effective date (the “Effective Date”) of this Joinder Agreement shall be the later of (i) the date on which a fully executed copy of this Joinder Agreement is delivered to the Administrative Agent, (ii) the date of this Joinder Agreement [and (iii) the effective date of that certain assignment agreement of even date herewith between the [New Committed Lender] [New Conduit
Lender] and [Name of [Committed] [Conduit] Lender Assignor].

3. By executing and delivering this Joinder Agreement, each of the New Managing Agent, the New Conduit Lender(s) and the New Committed Lender(s) confirms to and agrees with each other party to the Agreement that (i) it has received a copy of the Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement; (ii) it will, independently and without reliance upon the Administrative Agent, any other Managing Agent, any other Lender or any of their respective Affiliates, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement or any documents or agreements to be delivered thereunder; (iii) it appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers pursuant to Article IX of the Agreement; (iv) it will perform in accordance with their terms all of the obligations which by the terms of the Agreement and the documents or agreements to be delivered thereunder are required to be performed by it as a Managing Agent, a Conduit Lender, or a Committed Lender, respectively; (v) its address for notices shall be the office set forth beneath its name on the signature pages of this Joinder Agreement; (vi) the Lender Group Limit for the New Lender Group shall be as set forth on the signature page hereto; and (vii) it is duly authorized to enter into this Joinder Agreement.

4. On the Effective Date of this Joinder Agreement, each of the New Managing Agent, the New Conduit Lender(s) and the New Committed Lender(s) shall join in and be a party to the Agreement and, to the extent provided in this Joinder Agreement, shall have the rights and obligations of a Managing Agent, a Conduit Lender and a Committed Lender, respectively, under the Agreement. Schedule II to the Agreement shall be amended to incorporate the information set forth on Schedule I to this Joinder Agreement and Schedule III shall be amended to incorporate the notice addresses set forth on

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the signature pages to this Joinder Agreement. [In addition, the New Conduit Lender hereby specifies that it is a “Pre-Review Conduit Lender”.]

5. This Joinder Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

6. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7. Each of the parties hereto hereby waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise between or among the parties hereto, or any of them, arising out of, connected with, related to, or incidental to the relationship between them in connection with this Joinder Agreement. Instead, any dispute resolved in court will be resolved in a bench trial without a jury.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed by their respective officers thereunto duly authorized, as of this [__] day of [~~______~~__],
[20__].

The “Lender Group Limit” for the New Lender Group is $[__________].

NEW CONDUIT LENDER(S):

NAME(S)]

By:_______________________

Name:

Title:

Address for notices:

[Address]

NEW COMMITTED LENDER(S):

[NAME(S)]

By:_______________________

Name:

Title:

Address for notices:

[Address]

NEW MANAGING AGENT:

[NAME]

By:_______________________

Name:

Title:

Address for notices:

[Address]

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AGREED TO THIS ____ DAY OF ___________, 20___:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:

Name:

Title:

By:

Name:

Title:

[EACH MANAGING AGENT],
as a Managing Agent

By:

Name:

Title:

HILTON GRAND VACATIONS TRUST I LLC,

as Borrower

By:

Name:

Title:

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DB1/ ~~121185831.1~~121185831.9

SCHEDULE I

Conduit Lending Limit(s) for New Conduit Lender(s): _______________________

_______________________

Commitment(s) of New Committed Lender(s): _______________________

_______________________

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EXHIBIT H

FORM OF PREPAYMENT NOTICE

[Date]

To: Bank of America, N.A. (“BANA”), as Administrative Agent,

[Managing Agent], as a Managing Agent

Wells Fargo Bank, National Association, as Paying Agent

From: Hilton Grand Vacations Trust I LLC (the “Borrower”)

Re: Receivables Loan Agreement, dated as of May 9, 2013, among the Borrower, Wells Fargo Bank, National Association, as Paying Agent and Securities Intermediary, the Persons from time to time party thereto as Conduit Lenders, the financial institutions from time to time party thereto as Committed Lenders, the Persons from time to time party thereto as Managing Agents and BANA, as Administrative Agent for the Conduit Lenders and the Committed Lenders (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”). Terms defined in the Agreement are used herein with the same meaning.

Pursuant to Section 2.05 of the Agreement, the undersigned hereby notifies each Managing
Agent of its intent to make certain prepayments (which shall be made ratably among the Lenders based on the aggregate outstanding Principal Amount of the Loans held by each) as outlined below. This notice must be received no later than 12:00 p.m. (New York City time) two (2) Business Days prior to the date of such payment.

1. The aggregate amount (which shall be at least $1,000,000, or integral multiples of $100,000 in excess thereof) of the prepayment is: $_____________

2. The Business Day upon which the undersigned shall make such prepayment is:
______________.

The undersigned hereby certifies that this prepayment notice is correct in all material respects as of the date so furnished.

HILTON GRAND VACATIONS TRUST I LLC, as Borrower

By:___________________________

Name:

Title:

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EXHIBIT I

FORM OF REFINANCING RELEASE

Reference is hereby made to the Receivables Loan Agreement, dated as of May 9, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among [Name of Borrower], a Delaware limited liability company, as borrower (the “Borrower”), the Conduit Lenders from time to time party thereto, the Committed Lenders from time to time party thereto, the Managing Agents from time to time party thereto, Wells Fargo Bank, National Association, as paying agent and as securities intermediary and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms not defined herein shall have the meaning given such terms in the Agreement.

1.
The Borrower hereby delivers, in connection with the consummation of the Refinancing to which this Refinancing Release relates, (i) an executed Refinancing Date Certificate of the Borrower, in substantially the form attached hereto as Annex 1-A and an executed Refinancing Date Certificate of the Servicer, in substantially the forms attached hereto as Annex 1-B and (ii) an executed notice, in substantially the form attached hereto as Annex 2.
2.
Upon deposit in the Collection Account of $[•] in accordance with Section 2.14(a)(iv) in immediately available funds, the Administrative Agent hereby releases all of its right, title and interest, including its Lien, in and to the following:
.
(a) the Timeshare Loans to be transferred by the Borrower in the related
Refinancing and described in Schedule I hereto (the “Refinanced Assets” and such Schedule, the “Schedule of Refinanced Assets”), all Collections related thereto, and all monies due (including any payments made under any guarantee or similar credit enhancement with respect to any such Refinanced Assets) or to become due or received by any Person in payment of any of the foregoing after the last day of the Collection Period immediately preceding the related
Refinancing Date;
b.
all Timeshare Loan Files and the Schedule of Refinanced Assets, relating to the Refinanced Assets, whether now existing or hereafter acquired, and all right, title and interest of the Borrower in and to the documents, agreements and instruments included in such Timeshare Loan Files;
c.
all of the Borrower’s interest in all Records, documents and writings evidencing or related to the Refinanced Assets;
d.
all of the Borrower’s interest in all guaranties, indemnities and other agreements or arrangements of whatever character from time to time supporting or securing payment of the Refinanced Assets, whether pursuant to the related Timeshare Loans or otherwise;
e.
all deposit accounts, monies, deposits, funds, accounts and instruments relating to the foregoing;
f.
all of the Borrower’s right, title and interest in and to the Sale and Contribution Agreement relating to the Refinanced Assets and remedies thereunder and the assignment to the Administrative Agent of all UCC financing statements filed by the Borrower against the Seller

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under or in connection with the Sale and Contribution Agreement and relating to such
Refinanced Assets; and

g.
all income and proceeds of the foregoing.

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Executed as of __________, 201_.

HILTON GRAND VACATIONS TRUST I LLC, as Borrower

By:

Name:
Title:

BANK OF AMERICA, N.A., as Administrative Agent

By:

Name:
Title:

By:

Name:
Title:

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ANNEX 1-A

HILTON GRAND VACATIONS TRUST I LLC

REFINANCING DATE CERTIFICATE

3.
Hilton Grand Vacations Trust I LLC (the “Borrower”), delivers this certificate pursuant to
Section 2.14(a) of the Receivables Loan Agreement, dated as of May 9, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among the Borrower, the Conduit Lenders from time to time party thereto, the Committed Lenders from time to time party thereto, the Managing Agents from time to time party thereto, Wells Fargo Bank, National Association, as paying agent and as securities intermediary and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and hereby certifies, as of the date hereof, the following:

(a) no adverse selection procedure shall have been used by the Borrower with respect to the Pledged Timeshare Loans that will remain subject to this Agreement after giving effect to the Refinancing (except as is necessary to comply with normal and customary eligibility criteria for asset-backed securities transactions involving timeshare loans);

(b) the representations and warranties contained in Section 4.01 are true and correct in all material respects, except to the extent relating to an earlier date; and

(c) no Default or Event of Default has occurred and is continuing.

4.
Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement.
5.
IN WITNESS WHEREOF, the Borrower has caused this certificate to be executed on its behalf this ___ day of _________, 201_.

HILTON GRAND VACATIONS TRUST I LLC

By:

Name:
Title:

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ANNEX 1-B

GRAND VACATIONS SERVICES LLC

REFINANCING DATE CERTIFICATE

6.
Grand Vacations Services LLC, as servicer (the “Servicer”), delivers this certificate pursuant to Section 2.14(a) of the Receivables Loan Agreement, dated as of May 9, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among Hilton Grand
Vacations Trust I LLC, a Delaware limited liability company, as borrower (the “Borrower”), the Conduit Lenders from time to time party thereto, the Committed Lenders from time to time party thereto, the Managing Agents from time to time party thereto, Wells Fargo Bank, National Association, as paying agent and as securities intermediary and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and hereby certifies, as of the date hereof, that no Borrowing Base Deficiency exists.
7.
Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement.
8.
IN WITNESS WHEREOF, the Servicer has caused this certificate to be executed on its behalf this ___ day of _________, 201_.

GRAND VACATIONS SERVICES LLC, as Servicer

By:

Name:
Title:

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ANNEX 2

FORM OF NOTICE

HILTON GRAND VACATIONS TRUST I LLC
6355 Metro West Blvd, Suite 180

Orlando, FL 32835

Attn: VP & Treasurer

______________, 201__

Bank of America, N.A.,

as Administrative Agent

One Bryant Park, Floor 11

New York, NY 10036

Wells Fargo Bank, National Association

MAC N9300-061

600 S. 4th Street

Minneapolis, Minnesota ~~55479~~55415

Attention: Corporate Trust Services - Asset-Backed Administration

Grand Vacations Services LLC

5323 Millenia Lakes Blvd

Suite 400

Orlando, FL 32839

Attn: General Counsel

Re: Hilton Grand Vacations Trust I LLC – Receivables Loan Agreement

Ladies and Gentlemen:

Reference is made to the Receivables Loan Agreement, dated as of May 9, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among Hilton Grand
Vacations Trust I LLC, a Delaware limited liability company, as borrower (the “Borrower”), the Conduit Lenders from time to time party thereto, the Committed Lenders from time to time party thereto, the Managing Agents from time to time party thereto, Wells Fargo Bank, National Association, as paying agent and as securities intermediary and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

Pursuant to Section 2.14(a)(i) of the Agreement, the Borrower gives notice of its intent to effect a Refinancing on or about __________, 201_ (which date is no fewer than 10 Business Days after the date of delivery of this notice to the Administrative Agent).

Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement.

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Very truly yours,

HILTON GRAND VACATIONS TRUST I LLC

By:

Name:
Title:

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Schedule I to Refinancing Release

Schedule of Refinanced Assets

[to be attached]

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EXHIBIT J

FORM OF GLOBAL ASSIGNMENT OF MORTGAGE AND TIMESHARE LOAN FILES

AND POWER OF ATTORNEY

(Seller)

This GLOBAL ASSIGNMENT OF MORTGAGE AND TIMESHARE LOAN FILES AND POWER OF ATTORNEY (this “Assignment and Power of Attorney”) is made as of [Date] by each of HILTON RESORTS CORPORATION (the “Seller”) and HILTON GRAND VACATIONS TRUST I
LLC (the “Borrower”) in favor of BANK OF AMERICA, N.A. (the “Administrative Agent”).

The Seller, the Borrower, and certain other institutions, including the Administrative Agent, have entered into certain transactions involving timeshare loans (the “Transactions”). Pursuant to the terms of the Sale and Contribution Agreement, dated as of May 9, 2013 (as amended, restated, supplemented or otherwise modified in writing from time to time, the “Sale and Contribution Agreement”), by and between the Seller and the Borrower, the Seller sells and/or contributes certain timeshare loans and related assets to the Borrower. Such timeshare assets, which from time to time may include, without limitation, timeshare loans and the agreements, documents and instruments related thereto (such as purchase contracts, promissory notes, mortgages, deeds of trust and all other agreements, documents and interests evidencing interests in, liens upon and security interests in such timeshare loans and the properties the sales of which gave rise to such timeshare loans) are referred to herein as the
“Transferred Timeshare Loans”. The Borrower, pursuant to the terms of the Receivables Loan Agreement, dated as of May 9, 2013 (as amended, restated, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”), by and among the Borrower, certain institutions and the Administrative Agent, has pledged and collaterally assigned the Transferred Timeshare Loans to the Administrative Agent to secure the Borrower’s obligations under the Loan Agreement and the agreements, documents and instruments related thereto. To further evidence the Administrative Agent’s interests in the Transferred Timeshare Loans, the Borrower, in its capacity as assignee of the Transferred Timeshare Loans, has requested that the Seller deliver this Assignment and Power of Attorney. The
Seller, in order to further evidence its sale and/or contribution of the Transferred Timeshare Loans to the Borrower, has agreed to make such delivery as evidenced by its execution hereof.

The Seller does hereby convey and transfer to the Borrower all of its right, title and interest whether now or hereafter existing or in which the Seller now or hereafter acquires an interest and wherever the same may be located, in and to or arising under each of the Transferred Timeshare Loans, together with the Seller’s right to receive and collect all interest, principal, and other amounts or proceeds under or in connection with such Transferred Timeshare Loans. The Borrower does hereby collaterally assign to the Administrative Agent all of its right, title and interest, whether now or hereafter existing or in which the Borrower now or hereafter acquires an interest and wherever the same may be located, in and to or arising under each of the Transferred Timeshare Loans, together with the Borrower’s right to receive and collect all interest, principal, and other amounts or proceeds under or in connection with such Transferred Timeshare Loans.

The Administrative Agent shall be entitled to attach hereto at any time and from time to time a list of Transferred Timeshare Loans (which list may not contain the names of Obligors or any personal identifying information) and record a copy of this Assignment and Power of Attorney, together with such list of Transferred Timeshare Loans, with such jurisdictions as the Administrative Agent may deem necessary, in its sole discretion, to further evidence and perfect its interests in the Transferred Timeshare Loans.

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In order to give further effect to the Administrative Agent’s rights under the Loan Agreement, the Sale and Contribution Agreement (as collateral assignee thereof) and this Assignment and Power of Attorney, the Seller by these presents does make, constitute and appoint the Administrative Agent as the Seller’s true and lawful attorney-in-fact and in the Seller’s name, place and stead to act and take all such actions required to further evidence and perfect the Administrative Agent’s interests in the Transferred Timeshare Loans. Such actions shall include, but shall not be limited to, (i) preparing, executing and recording in the Seller’s name, place and stead agreements, documents and instruments with federal, state, county and other jurisdictions to evidence the Administrative Agent’s interests in the Transferred Timeshare Loans, and (ii) endorsing Transferred Timeshare Loans in favor of the Administrative Agent. This power of attorney shall be irrevocable and coupled with an interest.

To induce any third party to act hereunder, each of the Borrower and the Seller hereby agrees that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that any notice of revocation or termination hereof or other revocation or termination hereof by operation of law shall be ineffective as to any actions by such third party prior to such third party’s receipt of notice of such revocation or termination.

This Assignment and Power of Attorney may not be amended or modified without the Administrative Agent’s prior written consent.

Upon the payment in full of all obligations outstanding and otherwise owing under or in connection with the Loan Agreement and the agreements, documents and instruments delivered in connection therewith, and the termination of all commitments to extend credit thereunder by the Administrative Agent and the other parties thereto as lenders, this Assignment and Power of Attorney shall terminate without further action by the Administrative Agent or any other person.

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IN WITNESS WHEREOF, this Assignment and Power of Attorney has been executed and delivered by an officer of each of the undersigned thereunto duly authorized as of the date first written above.

HILTON RESORTS CORPORATION

By: _______________________________
Name:

Title:

HILTON GRAND VACATIONS TRUST I LLC

By: _______________________________
Name:

Title:

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State of ________________ )

)

County of ______________ )

This instrument was acknowledged before me on __________, 2012 by ______________________ as ______________________________ of ___________________ and , in a representative capacity.

...........................................................

(Signature of notarial officer)

(Seal, if any)

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EXHIBIT K

FORM OF GLOBAL ASSIGNMENT OF MORTGAGES AND TIMESHARE LOAN FILES AND POWER OF ATTORNEY

(Borrower)

This GLOBAL ASSIGNMENT OF MORTGAGES AND TIMESHARE LOAN FILES AND POWER OF ATTORNEY (this “Assignment and Power of Attorney”) is made as of [Date] by
HILTON GRAND VACATIONS TRUST I LLC (the “Borrower”) in favor of BANK OF AMERICA, N.A. (the “Administrative Agent”).

The Borrower, certain institutions, and the Administrative Agent are parties to a Receivables
Loan Agreement, dated as of May 9, 2013 (as amended, restated, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”). The Borrower has pledged certain of its assets to the Administrative Agent for the benefit of the Secured Parties under and as defined in the Loan Agreement. Such assets secure the Borrower’s payment and performance of its obligations under the Loan Agreement and the agreements, documents and instruments delivered in connection therewith. The pledged assets from time to time may include interests in timeshare loans and the agreements, documents and instruments related thereto, including, without limitation, purchase contracts, promissory notes, mortgages, deeds of trust and all other agreements, documents and interests evidencing interests in, liens upon and security interests in such timeshare loans and the properties the sales of which gave rise to such timeshare loans (collectively, the “Timeshare Loan Files”).

To further evidence the Administrative Agent’s interests in the Timeshare Loan Files, Borrower does hereby convey, transfer and collaterally assign to the Administrative Agent all of its right, title and interest, whether now or hereafter existing or in which the Borrower now or hereafter acquires an interest and wherever the same may be located, in and to or arising under each of the Timeshare Loan Files, together with the Borrower’s right to receive and collect all interest, principal, and other amounts or proceeds under or in connection with such Timeshare Loan Files.

The Administrative Agent shall be entitled to attach hereto at any time and from time to time a list of Timeshare Loan Files and record a copy of this Assignment and Power of Attorney, together with such list of Timeshare Loan Files, with such jurisdictions as the Administrative Agent may deem necessary, in its sole discretion, to further evidence and perfect its interests in the Timeshare Loan Files.

In order to give further effect to the Administrative Agent’s rights under the Loan Agreement and this Assignment and Power of Attorney, the Borrower by these presents does make, constitute and appoint the Administrative Agent as the Borrower’s true and lawful attorney-in-fact and in the
Borrower’s name, place and stead to act and take all such actions required to further evidence and perfect the Administrative Agent’s interests in the Timeshare Loan Files. Such actions shall include, but shall not be limited to, (i) preparing, executing and recording in the Borrower’s name, place and stead agreements, documents and instruments with federal, state, county and other jurisdictions to evidence the Administrative Agent’s interests in the Timeshare Loan Files, and (ii) endorsing Timeshare Loan Files in favor of the Administrative Agent. This power of attorney shall be irrevocable and coupled with an interest.

To induce any third party to act hereunder, the Borrower hereby agrees that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that any notice of revocation or termination hereof or other revocation or termination hereof by operation of law shall be

DB1/ ~~121185831.1~~121185831.9

ineffective as to any actions by such third party prior to such third party’s receipt of notice of such revocation or termination.

This Assignment and Power of Attorney may not be amended or modified without the Administrative Agent’s prior written consent.

Upon the payment in full of all obligations outstanding and otherwise owing under or in connection with the Loan Agreement and the agreements, documents and instruments delivered in connection therewith, and the termination of all commitments to extend credit thereunder by the Administrative Agent and the other parties thereto as lenders, this Assignment and Power of Attorney shall terminate without further action by the Administrative Agent or any other person.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

DB1/ ~~121185831.1~~121185831.9

IN WITNESS WHEREOF, this Assignment and Power of Attorney has been executed and delivered by an officer of the undersigned thereunto duly authorized as of the date first written above.

HILTON GRAND VACATIONS TRUST I LLC

By: _______________________________
Name:

Title:

DB1/ ~~121185831.1~~121185831.9

State of ________________ )

)

County of ______________ )

This instrument was acknowledged before me on __________, 2012 by ______________________ as ______________________________ of ___________________ and , in a representative capacity.

...........................................................

(Signature of notarial officer)

(Seal, if any)

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EXHIBIT L

FORM OF NOTICE OF EXCLUSIVE CONTROL

[to be placed on Administrative Agent letterhead]

NOTICE OF EXCLUSIVE CONTROL

[Date]

Wells Fargo Bank, National Association

MAC N9300-061

600 S. 4th Street

Minneapolis, Minnesota ~~55479~~55415

Attention: Corporate Trust Services –

Asset-Backed Administration

Re: Receivables Loan Agreement dated as of May 9, 2013 (as amended, the “Agreement”)
by and among Hilton Grand Vacations Trust I LLC, as borrower, Wells Fargo Bank, National Association, as paying agent and securities intermediary, the persons from time to time parties thereto as conduit lenders, the financial institutions from time to time party thereto as committed lenders, the financial institutions from time to time party thereto as managing agents and Bank of America, N.A., as administrative agent

Ladies and Gentlemen:

This constitutes a Notice of Exclusive Control as referred to in paragraph 2.16(h) of the Agreement, a copy of which is attached hereto. Pursuant to such paragraph 2.16(h), we hereby notify you that we are exercising our rights to assume and exercise exclusive control of account numbers [•] and [•] maintained with you. [Available funds deposited in such accounts should be sent at the end of each day to [__________]].

BANK OF AMERICA, N.A.,

as Administrative Agent

By: _________________________________

Name:

Title:

By: _________________________________

Name:

Title:

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EXHIBIT M

CERTAIN BORROWER INFORMATION

(On file with the Administrative Agent)

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DB1/ ~~121185831.1~~121185831.9

SCHEDULE I

REPRESENTATIONS AND WARRANTIES WITH RESPECT

TO THE TIMESHARE LOANS

i.
~~(d)~~ All federal, state or local laws, rules or regulations, including, without limitation, those relating to usury, truth-in-lending, real estate settlement procedure, land sales, the offer and sale of securities, consumer credit protection and equal credit opportunity or disclosure, applicable to such Timeshare Loan or the sale of the Timeshare Interest securing the related Obligor Note were complied with in all material respects at the time the originator made such Timeshare Loan. The applicable rescission period with respect to such Timeshare Loan has expired, and such Timeshare Loan was not originated in, or is not subject to the laws of, any jurisdiction under which the transfer, conveyance or assignment of such Timeshare Loan would be unlawful, void or voidable.
ii.
~~(e)~~ If the Timeshare Loan is a Mortgage Loan, the Timeshare Property securing such Timeshare Loan constitutes an interest in real property at one of the Resorts and the related Mortgage has been duly filed and recorded (or is in the process of being recorded) with all appropriate governmental authorities in all jurisdictions in which such Mortgage is required to be filed and recorded to create a valid, binding and enforceable first priority perfected security interest in such Timeshare Interest subject only to Permitted Liens. If the Timeshare Loan is a Right-to-Use Loan, (i) the related Timeshare Interest is related to Units at a Resort, (ii) all Resorts and other fee or leasehold real estate interests supporting the Points available to be sold are (a) held in trust by a third party trustee for the benefit of the Obligors owning Timeshare Interests related to such Resorts, either free and clear of any lien or ownership interest in favor of any other person, or subject to a subordination and nondisturbance agreement, and (b) related to a Resort Association; (iii) upon purchasing a Right-to-Use Interest related to a Resort, the Obligor related thereto receives a Vacation Interest in such Resort representing the ownership of use rights related to Units at such Resort; and (iv) at the time of the sale of the related Right-to-Use Interest, the “seller” of such Right-to-Use Interest under the related Purchase Contract owned the exclusive right to reserve the occupancy of Units in connection with such Right-to-Use Interest and the right to sell and transfer Vacation Interests therein to the related Obligor, free and clear of any lien or ownership interest in favor of any other person.
iii.
~~(f)~~ Immediately prior to the transfer pursuant to the Sale and Contribution Agreement of such Timeshare Loan from the Seller to the Borrower, the Seller owned full legal and equitable title to such Timeshare Loan, free and clear of any lien, charge, encumbrance or participation or ownership interest in favor of any other Person, other than Permitted Liens. All of the Seller’s right, title and interest in and to such Timeshare Loan has been validly and effectively transferred to the Borrower or a valid first priority security interest in such Timeshare Loan has been created or assigned in favor of the
Borrower.
iv.
~~(g)~~ Each of the related Mortgage with respect to Mortgage Loans, or the related
Right-to-Use Agreement with respect to Right-to-Use Loans, and the related Obligor Note is genuine and the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, subject to the Enforceability Exceptions, and is not subject to any dispute, right of setoff, recoupment, counterclaim, or defense of any kind, whether arising out of transactions concerning such Timeshare
Loan or otherwise, and no such right has been asserted with respect thereto.
v.
~~(h)~~ All parties to the related Mortgage or the Related Right-to-Use Agreement and the related Obligor Note had legal capacity to enter into such Mortgage or Right-to-Use Agreement and such Obligor Note and to execute and deliver such Mortgage or Right-to-Use Agreement and such Obligor
Note, and such Mortgage or Right-to-Use Agreement and such Obligor Note have been duly and properly

DB1/ ~~121185831.1~~121185831.9

executed by such parties. The related Obligor has not been released, in whole or in part, from any of its obligations in respect of such Timeshare Loan. The related Obligor Note has not been satisfied, canceled, rescinded or subordinated, in whole or in part, and no instrument has been executed that would
~~affect~~effect any such satisfaction, release, cancellation, subordination or rescission.
vi.
~~(i)~~ At the time the originator made such Timeshare Loan, the related Obligor acquired good and marketable title to the related Timeshare Interest securing such Timeshare Loan, free and clear of all Liens, except for Permitted Liens.
vii.
~~(j)~~ The related Mortgage or Right-to-Use Agreement, as applicable, contains customary and enforceable provisions so as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Timeshare Interest of the benefits of the security interests or other remedies intended to be provided thereby, including by judicial foreclosure or other applicable remedies. There is no exemption available to the related Obligor which would interfere with the mortgagee (in the case of a Mortgage) or the “seller’s” (under and as defined in the related Purchase Contract in the case of a Right-to-Use Agreement) right to foreclose such related Mortgage or Right-to-Use Interest, as applicable, other than that which may be available under applicable bankruptcy, debt relief, homestead statutes or the Servicemembers Civil Relief Act of 2003, or a similar, applicable law of the country in which the related Obligor is located, if other than the United States.
viii.
~~(k)~~ The related Obligor Note is not and has not been secured by any collateral except the Lien of the related Timeshare Interest.
ix.
~~(l)~~ All entries with respect to such Timeshare Loan (including if it is a Qualified
Substitute Timeshare Loan) as set forth on the related Timeshare Loan Schedule are true and correct in all material respects.
x.
~~(m) The~~Each Tangible Document contained in the related Timeshare Loan ~~Files are~~File is in the possession of the Custodian, and each Electronic Loan Document in the related Timeshare Loan File is under the “control” (within the meaning of Section 9-105 of the UCC or Section 16 of UETA, as applicable) of the Administrative Agent, and all other Electronic Documents in the related Timeshare
Loan File are in the dominion of the Custodian and no Deficiencies exist with respect thereto.
xi.
~~(n)~~ With respect to Timeshare Loans which are Mortgage Loans, the related Mortgage is covered by a form of lender’s title insurance policy issued by a title insurer qualified to do business in the jurisdiction where the related Timeshare Property is located, insuring the Seller and its successors and assigns, as to the first priority perfected Lien of the Mortgage, subject only to Permitted Liens, in an amount equal to or greater than the Loan Balance of the related Obligor Note. Such lender’s title insurance policy is in full force and effect. No claims have been made under such lender’s title insurance policy, and no prior holder of such Mortgage, including the Seller, has done or omitted to do anything which would impair the coverage of such lender’s title insurance policy.
xii.
~~(o)~~ None of the related Resort Association, or any other party to the related Resort Association Instruments (other than the Obligor) is in default under the related Resort Association Instruments or has caused the ratio of Points to available intervals or units to fall below required levels.
xiii.
~~(p)~~ The related Obligor Note evidences a fully amortizing debt obligation which bears a fixed rate of interest, provides for substantially level monthly payments of principal and interest (other than the final payment thereon), and is payable in United States dollars.

DB1/ ~~121185831.1~~121185831.9

xiv.
~~(q)~~ The related Obligor Note has an original term to stated maturity of one hundred eighty (180) months or less.
xv.
~~(r)~~ A minimum of one payment due under such Timeshare Loan has been made on the related Obligor Note.
xvi.
~~(s)~~ Such Timeshare Loan is not a Delinquent Timeshare Loan or a Defaulted Timeshare Loan.
xvii.
~~(t)~~ All applicable intangible taxes, documentary stamp taxes and state and local taxes were paid in respect of such Timeshare Loan.
xviii.
~~(u)~~ Interest is calculated on the related Obligor Note on a simple interest basis.
xix.
~~(v)~~ The proceeds of such Timeshare Loan have been fully disbursed and no additional performance by the Seller is required.
xx.
~~(w)~~ Except for changes to the name of the Obligor thereunder, the terms of the related Purchase Contract, Mortgage (if applicable), Right-to-Use Agreement (if applicable), and the related Obligor Note have not been modified in any material respect (unless by a writing or electronic record contained in the related Timeshare Loan Files) and in no event to avoid delinquency or default.
xxi.
~~(x)~~ The related Obligor Note was originated by an Approved Originator, in the ordinary course of its business in connection with the initial sale or resale of the related Timeshare Interest, all in accordance with the underwriting guidelines in effect at such time of origination.
xxii.
~~(y)~~ The related Obligor automatically became a member of HGVClub with full access to the HGVClub upon its purchase of the related Timeshare Interest.
xxiii.
~~(z)~~ The related Timeshare Interest is assignable upon liquidation of the related Obligor Note without the consent of the related Resort Association or any other Person and there are no other restrictions on resale thereof, except that as to a Resort Association that is a cooperative association, such right of assignment may be exercisable by the Seller or any Affiliate of the Seller as agent of the Resort Association.
xxiv.
~~(aa)~~ The related Obligor is not (i) a Person (other than an individual) that is the Parent or any of its Subsidiaries or (ii) a Governmental Authority.
xxv.
~~(bb)~~ (i) The related Resort Association was duly organized and, to the best of the Seller’s knowledge, is validly existing and in good standing in the state of its organization, (ii) a Seller Affiliated Manager manages the related Resort and, if there is a related Resort Association, performs services for such Resort Association, pursuant to agreements between such Seller Affiliated Manager and such Resort Association, each of such agreements being in full force and effect, (iii) any agreements mentioned in the preceding clause (ii) include services that are substantially similar to the services described in the true and correct copy of a management agreement between such Seller Affiliated Manager and one of the
Resort Associations, which has been furnished to the Purchaser, and (iv) such Seller Affiliated Manager and the related Resort Association have performed in all material respects all obligations under any such agreements and are not in material default thereunder.
xxvi.
~~(cc)~~ (i) The related Resort procures casualty and property insurance through the related Resort Association, if any, or through the Seller or an Affiliate of the Seller, which property insurance is required by the applicable governing instruments of the related Resort Association to include coverage due to covered damage or loss for the full replacement value thereof, (ii) in the event that the related Unit should suffer any loss covered by property damage insurance, upon receipt of any Insurance Proceeds,

DB1/ ~~121185831.1~~121185831.9

such Resort Association is required, during the time such Unit is covered by such insurance, under the applicable governing instruments of the Resort Association or otherwise, either to repair or rebuild the portions of the applicable Resort or, if such Resort Association decides not to repair or rebuild such portions of the applicable Resort, to pay such proceeds to the holders of any Mortgages secured by a timeshare estate in such portions of the applicable Resort, and (iii) if the related Resort is located in the United States and is located in a high hazard flood plain, the applicable governing instruments of the
Resort Association requires the related Resort Association to maintain flood insurance in an amount not less than the maximum level available under the National Flood Insurance Program.
xxvii.
~~(dd)~~ If such Timeshare Loan is a Mortgage Loan, the declaration or other document recorded in the real estate records where the related Resort is located for purposes of creating and governing the rights of owners of Timeshare Properties related thereto (as it may be in effect from time to time, each, a “Declaration”) and any rules and regulations promulgated in connection therewith requires the related Obligor to pay assessments which the related Resort Association is required to apply to pay taxes, insurance premiums and maintenance costs with respect to the related Timeshare Property. If such Timeshare Loan is a Right-to-Use Loan, it requires the related Obligor to pay all maintenance costs with respect to the related Timeshare Interest.
xxviii.
~~(ee)~~ The related Resorts are, in the aggregate, free of material damage and waste and there is no proceeding pending or, to the best knowledge of the Seller threatened for the total or partial condemnation or taking of the related Resort by eminent domain.
xxix.
~~(ff)~~ No consent, approval, order or authorization of, and no filing with or notice to, any court or Governmental Authority in respect of the related Obligor is required which has not been obtained in connection with the transfer of such Timeshare Loan to the Borrower.
xxx.
~~(gg)~~ Such Timeshare Loan was not selected using selection procedures reasonably believed by the Seller to be adverse to the Borrower.
xxxi.
~~(hh)~~ (i) The Unit related to the Timeshare Loan has been completed in all material respects as required by applicable federal, state and local laws, free of all defects that could give rise to any claims thereunder; (ii) to the extent required by applicable law, valid certificates of occupancy for such Unit has been issued and are currently outstanding; and (iii) the Seller and its commonly controlled Affiliates have complied in all material respects with all obligations and duties incumbent upon the developers of the related Resort including the related Declarations and similar applicable documents for the related Resort.
xxxii.
~~(ii)~~ (i) No practice, procedure or policy employed by the related Resort Association in the conduct of its business violates any law, regulation, judgment or agreement, including, without limitation, those relating to zoning, building, use and occupancy, fire, health, sanitation, air pollution, ecological, environmental and toxic wastes, applicable to such Resort Association or Seller Affiliated Manager which, if enforced, would reasonably be expected to (A) have a material adverse impact on such Resort Association or the ability of such Resort Association or Seller Affiliated Manager to conduct the business of such Resort Association, (B) have a material adverse impact on the financial condition of such Resort Association, or (C) constitute grounds for the revocation of any license, charter, permit or registration which is material to the conduct of the business of such Resort Association, (ii) the related Resort and the present use thereof does not violate any applicable environmental, zoning or building laws, ordinances, rules or regulations of any governmental authority, or any covenants or restrictions of record, the violation of which would reasonably be expected to materially adversely affect the value or

DB1/ ~~121185831.1~~121185831.9

use of such Resort or the performance by the related Resort Association of its obligations pursuant to and as contemplated by the terms and provisions of the related Declaration, (iii) there is no condition presently existing and no event has occurred or failed to occur prior to the date hereof, concerning the related Resort relating to any hazardous or toxic materials or condition, asbestos or other environmental or similar matters which would reasonably be expected to(x) materially and adversely affect the present use of such Resort or the financial condition or business operations of the related Resort Association, or the value of such Timeshare Loan or (y) result in environmental liability for the Seller or the Borrower under any Environmental Law.

xxxiii.
~~(jj)~~ The related Resort has made all filings and holds all material licenses, permits and registrations which are required by the present use of such Resort the failure to have of which would reasonably be expected to materially and adversely affect the value or use of such Resort.
xxxiv.
~~(kk)~~ The related Obligor has equity in the related Timeshare Interest of at least 10% of the purchase price for the related Timeshare Interest.
xxxv.
~~(ll)~~ The Timeshare Loan was made in respect of a Unit as to which (i) construction has been completed and (ii) a valid certificate of occupancy has been issued from all necessary Governmental Authorities.
xxxvi.
~~(mm)~~ If the related Obligor is a Domestic Obligor who had a FICO® score at the time of origination of such Timeshare Loan, such Obligor had a FICO® score of at least 600 at the time of origination of such Timeshare Loan.
xxxvii.
~~(nn)~~ The Timeshare Loan Balance of such Timeshare Loan does not exceed $250,000.
xxxviii.
~~(oo)~~ No broker is, or will be, entitled to any commission or compensation in connection with the transfer of such Timeshare Loan.
xxxix.
~~(pp)~~ No payment due under such Timeshare Loan has been made, directly or indirectly, by the Seller, the Servicer or any other Subsidiary of the Parent.
xl.
For each Timeshare Loan related to a Resort and a jurisdiction and that is evidenced by an Electronic Loan Document, the Administrative Agent shall have received an Opinion of Counsel, in form and substance satisfactory to the Administrative Agent, as to each relevant Approved Originator’s compliance with local real estate matters, local loan origination and assignment matters, compliance with local Laws with respect to Timeshare Loans and Timeshare Interests, title policy issues and such other matters related to local law as reasonably requested by the Administrative Agent, in each case in respect of the jurisdiction of the related Resort;
xli.
If such Timeshare Loan is evidenced by an Electronic Loan Document that constitutes “electronic chattel paper” as defined in the applicable UCC, the Administrative Agent shall have received an Opinion of Counsel, in form and substance satisfactory to the Administrative Agent, as to the Administrative Agent’s “control” (within the meaning of Section 9-105 of the applicable UCC) of Electronic Loan Documents that constitute “electronic chattel paper” as defined in the applicable UCC; it being understood that any Timeshare Loan evidenced by an Electronic Loan Document that constitutes “electronic chattel paper” (as defined in the applicable UCC) shall be deemed to satisfy the eligibility requirement of this clause (oo) after the Administrative Agent shall have received an Opinion of Counsel pursuant to this clause (oo) in connection with the initial Transfer of Timeshare Loans after the
Amendment No. 19 Effective Date.

DB1/ ~~121185831.1~~121185831.9

xlii.
If such Timeshare Loan is evidenced by an Electronic Obligor Note that constitutes a “transferrable record” as defined in UETA, the Administrative Agent shall have received an Opinion of Counsel, in form and substance satisfactory to the Administrative Agent, as to the Administrative
Agent’s “control” (within the meaning of Section 16 of UETA) of Electronic Obligor Notes that constitute “transferrable records” as defined in UETA; it being understood that any Timeshare Loan evidenced by an Electronic Obligor Note that constitutes a “transferrable record” (as defined in UETA) shall be deemed to satisfy the eligibility requirement of this clause (pp) after the Administrative Agent shall have received an Opinion of Counsel pursuant to this clause (pp) in connection with the initial
Transfer of Timeshare Loans after the Amendment No. 19 Effective Date.
xliii.
If such Timeshare Loan is evidenced by an Electronic Loan Document, such Electronic Loan Document is maintained by the Custodian in the Warehouse Vault Partition and such Warehouse Vault Partition is subject to an Electronic Collateral Control Agreement.

DB1/ ~~121185831.1~~121185831.9

DB1/ ~~121185831.1~~121185831.9

SCHEDULE II

LENDER GROUPS

(On file with the Administrative Agent)

DB1/ ~~121185831.1~~121185831.9

SCHEDULE III

NOTICE ADDRESSES AND WIRING INSTRUCTIONS

(On file with the Administrative Agent)

DB1/ ~~121185831.1~~121185831.9

SCHEDULE IV

LIST OF CLOSING DOCUMENTS AND DELIVERIES

Attached

DB1/ ~~121185831.1~~121185831.9

SCHEDULE V

RESORTS AND RESORT ASSOCIATIONS

(On file with the Administrative Agent)

DB1/121205049.7

EXHIBIT B

SALE AND CONTRIBUTION AGREEMENT

CONFORMED COPY
Amendment No. 1, dated as of October 25, 2013
Amendment No 2, dated as of August 18, 2016
Amendment No. 3, dated as of March 9, 2018
Amendment No. 4, dated as of May 14, 2018
Amendment No 5, dated as of April 25, 2019
Amendment No. 6, dated as of April 22,2020
Amendment No. 7, dated as of May 8, 2020
Amendment No. 8, dated as of August 14, 2020

Amendment No. 9, dated as of October 27, 2021

SALE AND CONTRIBUTION AGREEMENT

Dated as of May 9, 2013

between

HILTON RESORTS CORPORATION,
as Seller

and

HILTON GRAND VACATIONS TRUST I LLC,
as Purchaser

Page

ARTICLE I
DEFINITIONS

1.1 DEFINITIONS 1

1.2 OTHER TERMS AND CONSTRUCTIONS 1

1.3 COMPUTATION OF TIME PERIODS 2

ARTICLE II
AMOUNTS AND TERMS OF TRANSFERS

2.1 TRANSFERS OF TIMESHARE LOANS 2

2.2 PURCHASE PRICE; PAYMENT FOR THE TRANSFERS 4

2.3 PAYMENTS 5

2.4 TRANSFER OF TIMESHARE LOAN FILES 5

2.5 RESPONSIBILITIES OF THE SELLER 5

2.6 FURTHER ACTION EVIDENCING PURCHASER’S INTEREST 5

2.7 REPURCHASE AND SUBSTITUTION OF TRANSFERRED TIMESHARE LOANS 6

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1 REPRESENTATIONS AND WARRANTIES OF THE SELLER 9

ARTICLE IV
COVENANTS

4.1 AFFIRMATIVE COVENANTS OF THE SELLER 13

4.2 REPORTING REQUIREMENTS OF THE SELLER 16

4.3 NEGATIVE COVENANTS OF THE SELLER 18

ARTICLE V
INDEMNIFICATION

5.1 INDEMNITIES BY THE SELLER 20

5.2 LIMITED LIABILITY OF SELLER INDEMNIFIED PARTIES 21

ARTICLE VI
MISCELLANEOUS PROVISIONS

6.1 AMENDMENTS, ETC 22

6.2 NOTICES 22

6.3 NO WAIVER; REMEDIES 22

6.4 BINDING EFFECT; ASSIGNABILITY 22

6.5 CONSENT TO JURISDICTION 23

6.6 WAIVER OF JURY TRIAL 23

6.7 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK 23

DB1/ ~~122279929.1~~122279929.4	-i-

(continued)

Page

6.8 COSTS, EXPENSES AND TAXES 23

6.9 EXECUTION IN COUNTERPARTS; SEVERABILITY 24

6.10 TERMINATION OF THIS AGREEMENT 24

6.11 PURCHASER’S ASSIGNMENT OF RIGHTS TO ADMINISTRATIVE AGENT 24

6.12 NO PETITION 24

6.13 INTEGRATION 25

EXHIBITS AND SCHEDULES

EXHIBIT A Form of Assignment

EXHIBIT B Location of Chief Executive Office and Records; Organizational
Identification Number; Trade Names

EXHIBIT C Lockbox; Accounts and Account Banks

EXHIBIT D Notice Addresses

SCHEDULE I Initial Timeshare Loan Schedule

SALE AND CONTRIBUTION AGREEMENT

This SALE AND CONTRIBUTION AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is entered into as of May 9, 2013, by and between HILTON RESORTS CORPORATION, a Delaware corporation, as seller (together with its successors, the “Seller”), and HILTON GRAND VACATIONS TRUST I LLC, a Delaware limited liability company, as purchaser (together with its successors, the “Purchaser”).

PRELIMINARY STATEMENTS

WHEREAS, the Seller now owns, and from time to time hereafter will own, Timeshare Loans that it wishes to sell to the Purchaser;

WHEREAS, the Purchaser may purchase from the Seller, all of the Seller’s right, title and interest in and to such Timeshare Loans, together with the Related Security and Collections with respect thereto upon the terms and subject to the conditions set forth herein; and

WHEREAS, in order to finance such purchases, the Purchaser has entered into that certain Receivables Loan Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among the Purchaser, as Borrower, Wells Fargo Bank, National Association, as Paying Agent and Securities Intermediary, the Persons from time to time party thereto as Conduit Lenders, the financial institutions from time to time party thereto as Committed Lenders, the financial institutions from time to time party thereto as Managing Agents and Deutsche Bank Securities, Inc., as Administrative Agent, pursuant to which the Lenders will make Loans to the Purchaser secured by the Transferred Property and all other assets of the Purchaser;

NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective as of the date above each party agrees as follows:

Article I

DEFINITIONS
I.1
Definitions. Capitalized terms used herein but not otherwise defined herein shall be used as defined in the Loan Agreement.
I.2
Other Terms and Constructions. Under this Agreement, all accounting terms not specifically defined herein shall be construed in accordance with GAAP as in effect in the United States, and all accounting determinations made and all financial statements prepared hereunder shall be made and prepared in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9. The words “herein,” “hereof,” and “hereunder” and other words of similar import refer to this Agreement as a whole, including the exhibits and schedules hereto, as the same may from time to time be amended or supplemented and not to any particular section, subsection, or clause contained in this Agreement, and all references to Sections, Exhibits and Schedules shall mean,

DB1/ ~~122279929.1~~122279929.4

unless the context clearly indicates otherwise, the Sections hereof and the Exhibits and
Schedules attached hereto, the terms of which Exhibits and Schedules are hereby incorporated into this Agreement. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience and do not define, limit, construe or describe the scope or intent of the provisions of this Agreement. Each of the definitions set forth in Section 1.1 hereof shall be equally applicable to both the singular and plural forms of the defined terms. Unless specifically stated otherwise, all references herein to any agreements, documents or instruments shall be references to the same as amended, restated, supplemented or otherwise modified from time to time. The term “including” means “including, without limitation.”
I.3
Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding.”
Article II

AMOUNTS AND TERMS OF TRANSFERS
II.1
Transfers of Timeshare Loans.
(a)
On the Initial Transfer Date, subject to the terms and conditions hereinafter set forth, the Seller hereby sells, transfers, assigns, sets over and otherwise conveys to the Purchaser without recourse except as expressly provided herein, and the Purchaser hereby purchases, all of the Seller’s right, title and interest in and to (i) all Timeshare Loans identified in
Part 1 of the Timeshare Loan Schedule attached hereto as Schedule I, (ii) all Related Security with respect to such Timeshare Loans, (iii) all Collections with respect to such Timeshare Loans received after the Initial Cutoff Date and (iv) all other proceeds of the foregoing, other than
|proceeds of a Timeshare Loan that has been foreclosed upon and remarketed and for which the applicable Timeshare Interest relates to the “Hilton Grand Vacations at the Crane” Resort. On
the Initial Transfer Date, subject to the terms and conditions hereinafter set forth, the Seller hereby contributes to the Purchaser, and the Purchaser hereby accepts, all of the Seller’s right, title and interest in and to (i) all Timeshare Loans identified in Part 2 of the Timeshare Loan Schedule attached hereto as Schedule I, (ii) all Related Security with respect to such Timeshare Loans, (iii) all Collections with respect to such Timeshare Loans received after the Initial Cutoff Date and (iv) all other proceeds of the foregoing, other than proceeds of a Timeshare Loan that has been foreclosed upon and remarketed and for which the applicable Timeshare Interest relates to the “Hilton Grand Vacations at the Crane” Resort, and the Purchaser agrees to accept such contribution. On the Initial Transfer Date, the Seller shall transfer, or cause to be transferred, all Collections relating to the Timeshare Loans identified on the Timeshare Loan Schedule attached hereto as Schedule I received by or on behalf of the Seller during the period after the Initial
Cutoff Date to but excluding the second Business Day prior to the Initial Transfer Date to the Collection Account.
(b)
On each Transfer Date after the Initial Transfer Date, subject to the satisfaction of the conditions set forth in this Section 2.1(b), the Seller may in its sole discretion sell, transfer, assign, set over and otherwise convey to the Purchaser without recourse except as expressly provided herein, and the Purchaser may in its sole discretion purchase from the Seller, (i) the Timeshare Loans identified in Part 1 of the Timeshare Loan Schedule attached to the

2

Assignment delivered by the Seller to the Purchaser on such Transfer Date, (ii) all Related
Security with respect to such Timeshare Loans, (iii) all Collections with respect to such
Timeshare Loans received after the Cutoff Date for such Timeshare Loans and (iv) all other proceeds of the foregoing, other than proceeds of a Timeshare Loan that has been foreclosed upon and remarketed and for which the applicable Timeshare Interest relates to the “Hilton
Grand Vacations at the Crane” Resort. On any Transfer Date, the Seller may elect to contribute
(i) any Timeshare Loans identified in Part 2 of the Timeshare Loan Schedule attached to the Assignment delivered by the Seller to the Purchaser on such Transfer Date, (ii) all Related
Security with respect to such Timeshare Loans, (iii) all Collections with respect to such
Timeshare Loans received after the Cutoff Date for such Timeshare Loans and (iv) all other proceeds of the foregoing, other than proceeds of a Timeshare Loan that has been foreclosed upon and remarketed and for which the applicable Timeshare Interest relates to the “Hilton
Grand Vacations at the Crane” Resort., and the Purchaser agrees to accept any such contribution. On each such Transfer Date, the Seller shall transfer, or cause to be transferred, all Collections relating to the Timeshare Loans identified on the Timeshare Loan Schedule attached to the related Assignment received by or on behalf of the Seller during the period after the Cutoff Date for such Timeshare Loans to but excluding the second Business Day prior to such Transfer Date to the Collection Account. Each sale, contribution, transfer and assignment by the Seller of any Timeshare Loans pursuant to this Section 2.1(b) on any Transfer Date shall be subject to the satisfaction of the following conditions precedent:
(i)
the Seller shall have delivered to the Purchaser, the Administrative Agent and the Servicer, an Assignment, duly executed by the Seller, together with the related Timeshare Loan Schedule attached thereto;
(ii)
the Servicer has the Timeshare Loan Servicing File relating to each Timeshare Loan to be transferred on such Transfer Date;
(iii)
the Seller shall have delivered or caused to be delivered the Timeshare Loan File relating to each Timeshare Loan to be transferred on such Transfer Date to the Custodian and the Custodian shall have delivered a Custodial Receipt on or prior to such Transfer Date (or in the case of the Custodial Receipt with respect to the Increase Timeshare
Loans, on or prior to the date that is 90 days after the Amendment No. 2 Effective Date);
(iv)
the Commitment Termination Date shall not have occurred; and
(v)
all representations and warranties of the Seller contained in Article III hereof shall be true and correct on such Transfer Date as if made on such date.
(c)
Each contribution of Timeshare Loans and other Transferred Property by the Seller to the Purchaser shall be deemed to be a Transfer of such Timeshare Loans and the other Transferred Property by the Purchaser for all purposes of this Agreement. The Purchaser hereby acknowledges that the Seller shall have no obligation to make capital contributions of Timeshare Loans to the Purchaser from time to time hereunder.
(d)
It is the intention of the parties hereto that each Transfer of Transferred Property to be made hereunder shall be absolute and irrevocable and will provide the Purchaser

3

with the full risks and benefits of ownership of the Transferred Property so purchased (such that the Transferred Property would not constitute property of the Seller’s estate in the event of the Seller’s bankruptcy), and shall not be a loan secured by such Transferred Property. If, notwithstanding such intention, any sale or contribution by the Seller to the Purchaser of the Transferred Property hereunder shall be characterized as a secured loan and not a sale or such sale shall for any reason be ineffective or unenforceable (any of the foregoing being a “Recharacterization”), then this Agreement shall be deemed to constitute a security agreement under the UCC and other applicable law. For this purpose and without being in derogation of the parties’ intention that each Transfer of Transferred Property hereunder shall constitute a true sale thereof, the Seller hereby grants to the Purchaser a security interest in all of the Seller’s right, title and interest in, to and under all Timeshare Loans Transferred or purported to be Transferred by the Seller to the Purchaser hereunder and all other Transferred Property, including all Collections received, collected or otherwise recovered on such Timeshare Loans or the other Transferred Property, now existing and hereafter arising and all proceeds of the foregoing, other than proceeds of a Timeshare Loan that has been foreclosed upon and remarketed and for which the applicable Timeshare Interest relates to the “Hilton Grand Vacations at the Crane” Resort, which security interest shall be perfected and prior to all Adverse Claims thereto. After the occurrence of an Event of Default, the Purchaser and its assigns shall have in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided to a secured creditor after default under the UCC and other applicable law, which rights and remedies shall be cumulative.
(e)
In the case of any Recharacterization, each of the Seller and the Purchaser represents and warrants as to itself that each remittance of Collections by the Seller to the
Purchaser hereunder will have been (i) in payment of a debt incurred by the Seller in the ordinary course of business or financial affairs of the Seller and the Purchaser and (ii) made in the ordinary course of business or financial affairs of the Seller and the Purchaser.
(f)
Each Transfer of Transferred Property by the Seller to the Purchaser is
made without recourse; provided, however, that (i) the Seller shall be liable to the Purchaser for all representations, warranties and covenants made by the Seller hereunder and (ii) such transfer does not constitute and is not intended to result in an assumption by the Purchaser or any assignee thereof of any obligation or liability of the Seller or any other Person arising in connection with the Transferred Property or any other obligations or liabilities of the Seller.
(g)
In view of the intention of the parties hereto that the Transfers to be made hereunder shall constitute absolute transfers of the Transferred Property rather than as loans secured by such Transferred Property, the Seller agrees to (i) note on its financial statements that the Transferred Property has been sold and transferred to the Purchaser and (ii) on or prior to each Transfer Date, mark its master data processing records relating to the Timeshare Loans sold on such Transfer Date with a code evidencing that the related Transferred Property has been Transferred to the Purchaser as provided in this Agreement.
II.2
Purchase Price; Payment for the Transfers.
(a)
In consideration for the sale, transfer and assignment of the Transferred Timeshare Loans identified in Part 1 of the Timeshare Loan Schedule attached hereto as

4

Schedule I and the other related Transferred Property described in Section 2.1(a), the Purchaser shall, on the Initial Transfer Date, pay to the Seller the Purchase Price for such Transferred Timeshare Loans. In consideration for the sale, transfer and assignment of the Transferred Loans identified in Part 1 of the Timeshare Loan Schedule attached to each Assignment delivered by the Seller to the Purchaser hereunder on any Transfer Date and the other related Transferred Property described in Section 2.1(b), the Purchaser shall, on such Transfer Date, pay to the Seller the Purchase Price for such Transferred Loans. The purchase price for each such Transfer of Timeshare Loans by the Seller to the Purchaser under this Agreement (the “Purchase Price”)
shall be an amount equal to the aggregate Timeshare Loan Balance of such Timeshare Loans so purchased.
(b)
The Purchase Price for each Transfer of Timeshare Loans shall be payable in full by the Purchaser to the Seller on the related Transfer Date, and shall be paid to the Seller in cash, to the extent that the Purchaser has funds available under the Receivables Loan
Agreement or otherwise.
II.3
Payments. All amounts to be paid by the Purchaser to the Seller or by the Seller to the Purchaser hereunder shall be paid in immediately available funds in accordance with the terms hereof no later than 2:00 P.M. (New York City time) on the day when due to such account as the Seller or the Purchaser, as the case may be, may from time to time specify in writing. In the event that any payment becomes due on a day which is not a Business Day, then such payment shall be made on the next succeeding Business Day. To the extent permitted by law, the Seller shall pay to the Purchaser, on demand, interest on all amounts not paid when due hereunder at 2.00% per annum above the Alternative Rate in effect on the date such payment was due. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.
II.4
Transfer of Timeshare Loan Files.
(a)
Each Transfer of Timeshare Loans hereunder shall include the transfer to the Purchaser of all the Seller’s right and title to and interest in the Timeshare Loan Files relating to such Transferred Timeshare Loans, and the Seller hereby agrees that such transfer shall be effected automatically with each such Transfer, without any further action on the part of the parties hereto or any further documentation.
(b)
The Seller shall take such action reasonably requested by the Purchaser, from time to time hereafter, that may be necessary or appropriate to ensure that the Purchaser has an enforceable ownership interest in the Timeshare Loan Files and the Records relating to the Transferred Property.
(c)
Not later than 12:00 p.m. (New York City time) on each Transfer Date, the Seller shall confirm with the Servicer and the Custodian that the Timeshare Loan Files relating to the Timeshare Loans designated by the Seller to become Transferred Timeshare Loans on such Transfer Date are complete and have been “Delivered” (as defined in the ~~possession of~~Custody Agreement) to the Custodian in accordance with the Custody Agreement (which confirmation, solely in the case of the Timeshare Loan Files with respect to the Increase Timeshare Loans, shall occur no later than the date that is 90 days after the Amendment No. 2 Effective Date). If, at

5

any time, the Purchaser (or its assigns) has found or finds (whether by notice from the Custodian or Servicer or otherwise), that there is a Deficiency with respect to a Timeshare Loan File, the Purchaser (or its assigns) shall inform the Seller and the Administrative Agent promptly, in writing, of such Deficiency.
II.5
Responsibilities of the Seller. Anything herein to the contrary notwithstanding, the Seller shall (i) perform all of its obligations under the Transferred Timeshare Loans to the same extent as if such Transferred Timeshare Loans had not been transferred hereunder and the exercise by the Purchaser of its rights hereunder shall not relieve the Seller from such obligations and (ii) pay when due all sales, excise and personal property taxes payable in connection with the Transferred Timeshare Loans.
II.6
Further Action Evidencing Purchaser’s Interest. The Seller agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that the Purchaser may reasonably request in order to perfect, protect or more fully evidence the Purchaser’s ownership of the Transferred Property, or to enable the Purchaser to exercise or enforce any of its rights hereunder. Without limiting the generality of the foregoing, the Seller will, upon the request of the Purchaser, file such financing statements, continuation statements or amendments thereto or assignments thereof, and execute and file such other instruments or notices, as may be necessary or appropriate or as the Purchaser or its assigns may reasonably request. The Seller hereby authorizes the Purchaser or the Administrative Agent (as assignee of the Purchaser) to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Transferred Property now existing or hereafter arising without the signature of, or further authorization by, the Seller. If the Seller fails to perform any of its respective agreements or obligations under this Agreement, the Purchaser (or its assigns) may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable out-of-pocket expenses of the Purchaser incurred in connection therewith shall be payable by the Seller upon the Purchaser’s demand therefor.
II.7
Repurchase and Substitution of Transferred Timeshare Loans.
(a)
Obligation to Repurchase. Except to the extent expressly set forth herein, the Seller shall not have any right or obligation under this Agreement, by implication or otherwise, to repurchase from the Purchaser any Transferred Property or to rescind or otherwise retroactively affect any transfer of any Transferred Property after it is sold to the Purchaser hereunder.
(b)
Mandatory Repurchases and Substitutions for Breaches of Representations and Warranties. Upon (x) discovery by the Seller, the Purchaser, the Administrative Agent or a Managing Agent of a breach of any of the representations and warranties set forth in Section 3.1(f)(i) or Section 3.1(r) which materially and adversely affects the value of a Transferred Timeshare Loan or the interests of the Purchaser or any assignee of the Purchaser therein, without regard to any limitation set forth therein concerning the knowledge of the Seller as to the facts stated therein, or (y) the failure of the Custodian to have (i) possession of complete
Timeshare Loan Files with respect to the Increase Timeshare Loans and (ii) delivered a Custodial Receipt with respect to such Timeshare Loan Files with respect to the Increase Timeshare Loans

6

in accordance with the Custody Agreement, in each case, on or prior to the date that is 90 days after the Amendment No. 2 Effective Date, the party discovering such breach or failure shall give prompt written notice to the other parties. Not later than the Distribution Date with respect to the Collection Period during which the Seller discovered such a breach or failure or received written notice thereof, if such breach or failure has not been cured in all material respects, the Seller shall repurchase each Transferred Timeshare Loan affected by such breach or failure from the Purchaser at the Repurchase Price therefor or shall substitute a Qualified Substitute Timeshare Loan for each such Transferred Timeshare Loan and pay any related Substitution Shortfall Amount, in each case, in accordance with Section 2.7(d). With respect to the representations and warranties included in Section 3.1(r) that are made to the best of the Seller’s knowledge or as to which the Seller has no knowledge, if it is discovered by the Seller, the Purchaser or the Administrative Agent that the substance of such representation and warranty is inaccurate in any material respect then, notwithstanding the lack of knowledge by the Seller with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty for purposes of this Section 2.7(b).
(c)
Optional Repurchases and Substitutions of Timeshare Loans.
(i)
If the Seller and any Obligor of a Transferred Timeshare Loan
agree that such Obligor may (A) reconvey and retransfer the related Timeshare Interest in satisfaction of such Transferred Timeshare Loan and simultaneously purchase a new Timeshare Interest or a new timeshare interest in a resort managed by the Seller or an Affiliate thereof other than a Resort with the proceeds of a new timeshare loan or (B) acquire a new Timeshare Interest in addition to its existing Timeshare Interest and pay the purchase price for such new Timeshare Interest with the proceeds of a new Timeshare Loan that is secured by one or more Mortgages or Right-to-Use Interests, as applicable, relating to both such Timeshare Interests and combines the amount advanced in respect of such new Timeshare Interest with the amount owing by such Obligor under such Transferred Timeshare Loan (each a “Timeshare Loan Upgrade”), the Seller shall have the option, but not the obligation, to repurchase such Transferred Timeshare Loan prior to the Timeshare Loan Upgrade and either pay the Repurchase Price for such Transferred Timeshare Loan by forwarding to the Collection Account the Repurchase Price for such Transferred Timeshare Loan or substituting a Qualified Substitute Timeshare Loan for such Transferred Timeshare Loan and paying the related Substitution Shortfall Amount, if any, in accordance with Section 2.7(d) not later than the Distribution Date with respect to the Collection Period during which such Timeshare Loan Upgrade shall have occurred; provided, however, that the Seller’s option to repurchase or substitute any Transferred Timeshare Loans subject to Timeshare Loan Upgrades pursuant to this Section 2(c)(i) will be limited on any date to an amount equal to 20.0% of the highest aggregate Cutoff Date Loan Balances of all Transferred Timeshare Loans owned by the Purchaser since the Closing Date or, if a Refinancing shall have occurred, since the most recent Refinancing Date, less the aggregate Timeshare Loan Balances of all Transferred Timeshare Loans that have become subject to Timeshare Loan Upgrades (as of the dates of such Timeshare Loan Upgrades) previously repurchased or substituted at the option of the Seller pursuant to this Section 2.7(c)(i) since the Closing Date or, if a Refinancing shall have occurred, since the most recent Refinancing Date.

7

(ii)
The Seller shall have the option, but not the obligation, on any date, to either (i) repurchase an Over Sixty-Day Delinquent Timeshare Loan/Defaulted
Timeshare Loan from the Purchaser for a price equal to the Repurchase Price therefor, or (ii) substitute one or more Qualified Substitute Timeshare Loans for an Over Sixty-Day Delinquent Timeshare Loan/Defaulted Timeshare Loan and pay the related Substitution Shortfall Amount, if any, in accordance with Section 2.7(d), in each case not later than the Distribution Date with respect to the Collection Period during which such Timeshare Loan became an Over Sixty-Day Delinquent Timeshare Loan/Defaulted Timeshare Loan; provided, however, the aggregate Timeshare Loan Balances of all Over Sixty-Day Delinquent Timeshare Loans/Defaulted Timeshare Loans that may be repurchased and/or substituted pursuant to this Section 2.7(c)(ii) shall be limited on any date to an amount equal to the amount by which (x) 20.0% of the highest aggregate Cutoff Date Loan Balances of all Transferred Timeshare Loans owned by the
Purchaser since the Closing Date or, if a Refinancing shall have occurred, since the most recent Refinancing Date, exceeds (y) the aggregate Timeshare Loan Balances of all Over Sixty-Day Delinquent Timeshare Loans/Defaulted Timeshare Loans (as of the date they became Over
Sixty-Day Delinquent Timeshare Loans/Defaulted Timeshare Loans, as applicable) previously repurchased or substituted at the option of the Seller pursuant to this Section 2.7(c)(ii) since the Closing Date or, if a Refinancing shall have occurred, the sum of (A) the aggregate Timeshare Loan Balances of all Over Sixty-Day Delinquent Timeshare Loans/Defaulted Timeshare Loans repurchased or substituted at the option of the Seller since the most recent Refinancing Date and (B) the product of (1) the Remaining Percentage with respect to such Refinancing Date and (2) the amount calculated in accordance with this clause (y) on the Distribution Date immediately preceding such Refinancing Date, after giving effect to any repurchases or substitutions of Over Sixty-Day Delinquent Timeshare Loans/Defaulted Timeshare Loans on or prior to such Distribution Date.
(d)
Payment of Repurchase Prices and Substitution Shortfall Amounts. The Seller may net any amounts owing by it to the Purchaser in respect of Repurchase Prices and Substitution Shortfall Amounts on a Transfer Date against any Purchase Price owing to the
Seller by the Purchaser on such Transfer Date. The Purchaser hereby directs and the Seller hereby agrees to remit all remaining amounts in respect of Repurchase Prices and Substitution Shortfall Amounts on such Transfer Date in immediately available funds to the Collection Account. In the event that more than one Timeshare Loan is substituted pursuant to Section
2.7(b) or Section 2.7(c) on any Transfer Date, the Substitution Shortfall Amounts and the Timeshare Loan Balances of Qualified Substitute Timeshare Loans shall be calculated on an aggregate basis for all substitutions made on such Transfer Date.
(e)
Schedule of Replaced Timeshare Loans. The Purchaser and the Seller hereby agree to cause the Servicer pursuant to Section 3.2(e) of the Servicing Agreement, on each date on which a Timeshare Loan has been repurchased or substituted, to provide the
Purchaser and the Seller with a revised list indicating which Timeshare Loans have been so repurchased or substituted.
(f)
Release. In connection with any repurchase or substitution of one or more Timeshare Loans contemplated by this Section 2.7, upon satisfaction of the conditions contained in this Section 2.7, the Purchaser shall execute and deliver such instruments of transfer or assignment presented to it by the Seller, in each case without recourse, as shall be necessary to

8

vest in the Seller the legal and beneficial ownership of such Timeshare Loans; provided that with respect to a release of a Timeshare Loan that is replaced by a Qualified Substitute Timeshare
Loan, the Purchaser shall not execute and deliver or cause the execution and delivery of any such release or instrument of transfer or assignment until the Administrative Agent and the Servicer receive a receipt from the Custodian for the Timeshare Loan File for such Qualified Substitute Timeshare Loan. The Purchaser shall cause the Custodian to indicate in its records that such released Timeshare Loan has been transferred.
(g)
Sole Remedy. It is understood and agreed that the obligations of the Seller to repurchase or substitute Timeshare Loans contained in Section 2.7(b) or (c) and the obligation of the Seller to indemnify the Seller Indemnified Parties pursuant to Section 5.1 shall constitute the sole remedies for the breaches of any representation or warranty with respect to the
Transferred Timeshare Loans contained in Sections 3.1(f)(i) or Section 3.1(r).
Article III

REPRESENTATIONS AND WARRANTIES
III.1
Representations and Warranties of the Seller. The Seller makes the following representations and warranties to the Purchaser as of the date of this Agreement and, except with respect to the representation and warranty set forth in Section 3.1(t), on each Transfer Date on which the Purchaser shall rely in acquiring the Timeshare Loans:
(a)
Due Formation and Good Standing. It is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to carry on its business as now conducted and is duly qualified to do business, and is in good standing, in every jurisdiction where the nature of its business requires it to be so qualified except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect .
(b)
Due Authorization and No Conflict. The execution, delivery and performance by it of this Agreement and all other Facility Documents to which it is a party, and the transactions contemplated hereby and thereby are within its corporate powers, have been duly authorized by all necessary corporate action on its part and do not contravene or constitute a default under any provision of (x) applicable law including, any bulk transfer laws, or (y) its certificate of incorporation or bylaws, or (z) any agreement, judgment, injunction, order, decree or other instrument binding upon it that, in any such case, the contravention of which could reasonably be expected to have a Material Adverse Effect or could reasonably be expected to result in the creation or imposition of any Adverse Claim on any asset of it upon or with respect to any of its properties. The Seller is not in default with respect to any order of any court, arbiter, or other Governmental Authority which default could reasonably be expected to have a Material Adverse Effect. This Agreement and the other Facility Documents to which it is a party have been duly executed and delivered on behalf of the Seller.
(c)
Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by it of this Agreement or any other agreement, document or instrument to be delivered by it hereunder that has not already been given or obtained, except for

9

filings under the UCC required under Article II and such authorizations, approvals, actions, notices or filings, the absence of which could not reasonably be expected to have a Material Adverse Effect. The Seller holds all material licenses, certificates, franchises and permits from all Governmental Authorities necessary for the conduct of its business and has received no notice of proceedings relating to the revocation of any such license, certificate, franchise or permit, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.
(d)
Enforceability of Facility Documents. This Agreement and each other Facility Document to be delivered by it in connection herewith, constitutes the legal, valid and binding obligation of it, enforceable against it in accordance with its respective terms, subject to the Enforceability Exceptions.
(e)
No Litigation. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against, or to the best knowledge of the Seller, threatened against the Seller or any of its subsidiaries (i) that could reasonably be expected to be adversely determined, and that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect or (ii) that seeks to prevent the consummation of the transactions contemplated by this Agreement and the other Facility Documents.
(f)
Perfection Representations.
(i)
As of the applicable Transfer Date, this Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Transferred Property being Transferred on such Transfer Date in favor of the Purchaser, which security interest is prior to all Adverse Claims arising under the UCC, and is enforceable as such against creditors of the Seller, subject to the Enforceability Exceptions;
(ii)
The Transferred Timeshare Loans and the documents evidencing such Transferred Timeshare Loans constitute “accounts”, “chattel paper”, “electronic chattel paper”, “instruments” or “general intangibles” within the meaning of the applicable UCC.
(iii)
As of the applicable Transfer Date, the Seller owns and has good and marketable title to the Transferred Property being Transferred on such Transfer Date free and clear of any Adverse Claim.
(iv)
The Seller has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Transferred Property granted to the Purchaser hereunder.
(v)
As of the applicable Transfer Date, all ~~original executed copies of each Obligor Note~~Tangible Loan Documents, including Tangible Obligor Notes (or an original lost note affidavit and indemnity from the Seller) that constitute or evidence the Transferred Timeshare Loans ~~being Transferred on such Transfer Date have been delivered to~~are in the possession of the Custodian and the Purchaser ~~or its assignee (or the Servicer on behalf of such party)~~ has received a receipt therefor, which acknowledges that the Custodian is holding ~~the Obligor Notes~~such Tangible Loan Documents that constitute or evidence the Transferred Timeshare Loans solely on behalf and for the benefit of the Administrative Agent, as assignee of the Purchaser.

10

(vi) As of the applicable Transfer Date, all Electronic Loan
Documents, including Electronic Obligor Notes (or an original lost note affidavit and indemnity from the Seller) that constitute or evidence the Transferred Timeshare Loans are under the
“control” (within the meaning of Section 9-105 of the UCC or Section 16 of UETA, as
applicable) of the Administrative Agent and the Purchaser has received a receipt therefor, which acknowledges that the Custodian is holding such Electronic Loan Documents that constitute or evidence the Transferred Timeshare Loans solely on behalf and for the benefit of the
Administrative Agent, as assignee of the Purchaser.

(vii) ~~(vi)~~ Other than the security interest granted to the Purchaser pursuant to this Agreement, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Transferred Property. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of the Transferred Property other than any financing statement relating to the security interest granted to the Purchaser hereunder or that has been terminated.

(viii) ~~(vii)~~ All financing statements filed or to be filed against the Seller in favor of the Purchaser in connection herewith describing the Transferred Property contain a statement to the following effect: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party.”

(ix) ~~(viii)~~ None of the Obligor Notes that constitute or evidence the
Transferred Timeshare Loans has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Purchaser and/or the Administrative
Agent.

(x) Each Electronic Loan Document evidencing a Transferred
Timeshare Loan was created and is and will at all times remain stored and assigned in such a manner that: (1) there exists a single Authoritative Copy of such Electronic Loan Document which is unique, identifiable and, except as otherwise provided in subparagraphs (4), (5) and (6)
below, unalterable; (2) the Authoritative Copy identifies the Administrative Agent as the secured party of such Electronic Loan Document and is held in the Warehouse Vault Partition; (3) the
Authoritative Copy is communicated to and maintained by the Custodian, as the designated custodian of the Administrative Agent; (4) copies or revisions that add or change an identified assignee of the Authoritative Copy can be made only with the participation of the Custodian, as the designated custodian of the Administrative Agent; (5) each copy of the Authoritative Copy and any copy of a copy is readily identifiable as a copy that is not the Authoritative Copy; and (6)
any revision of the Authoritative Copy is readily identifiable as an authorized or unauthorized revision.

(g)
Compliance with Laws. The Seller has complied in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards applicable to it or its property, including, any bulk transfer laws, except where such compliance is being contested in good faith through appropriate proceedings and except where the failure to

11

comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(h)
Accuracy of Information. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Seller to the Purchaser or its assigns in connection with the negotiation, preparation or delivery of this Agreement and the other Facility Documents or included herein or therein or delivered pursuant hereto or thereto
(but excluding any projections, forward looking statements, budgets, estimates and general market data as to which the Seller only represents and warrants that such information was prepared in good faith based upon assumptions believed by it to be reasonable at the time), when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.
(i)
Location of Chief Executive Office and Records; Organizational Identification Number. The location of its principal place of business and chief executive office, the locations of the offices where it keeps all the Records, its form of organization, sole jurisdiction of organization, federal employer identification number and organizational identification number (if any) are correctly set forth on Exhibit B. The Seller has had no chief executive office in the past five (5) years other than that set forth on Exhibit B.
(j)
Collection Information. The names and addresses of all Account Banks, together with the address of the Lockbox and the account numbers of the Accounts are as specified in Exhibit C. The Lockbox set forth on Exhibit C is the only address to which Obligors are directed to make payment. The Clearing Account set forth on Exhibit C is the only account to which Collections received from Obligors by means of pre-authorized debits from a deposit of such Obligor pursuant to a PAC or from a credit card of such Obligor pursuant to a Credit Card Account will be deposited. The Seller has not granted any Person “control” (within the meaning of Section 9-102 of any applicable enactment of the UCC) of the Unidentified Receipts Account or the right to take control of the Unidentified Receipts Account at a future time or upon the occurrence of a future event.
(k)
No Trade Names. The Seller has no, and has not used, any trade names, fictitious names, assumed names or “doing business as” names, in connection with the
Timeshare Loans other than those set forth on Exhibit B.
(l)
Ownership. As of the date hereof, all of the issued and outstanding Equity Interests of the Purchaser (other than the special membership interest of the Independent
Director) are validly issued and directly owned of record by the Seller; and the Seller has no obligation to make further payments for the purchase of such Equity Interests or contributions to the Purchaser solely by reason of its ownership of such Equity Interests; and there are no options, warrants or other rights to acquire any Equity Interests of the Purchaser.
(m)
Facility Documents. This Agreement is the only agreement between the Seller and the Purchaser pursuant to which the Purchaser directly or indirectly purchases and receives capital contributions of Timeshare Loans from the Seller.

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(n)
Solvency. The Seller: (i) is not “insolvent” (as such term is defined in §101(32)(A) of the Bankruptcy Code), (ii) is able to pay its debts as they come due; and (iii) does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage. On each Transfer Date, the Seller will not be rendered insolvent by the transfer of the Transferred Property hereunder on such Transfer Date.
(o)
Investment Company Act. The Seller is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
(p)
Use of Proceeds. No proceeds of any Transfer will be used by it to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.
(q)
Taxes. The Seller has (i) filed, caused to be filed or received an extension of the time to file, all United States Federal income Tax returns (if any) and all other Tax returns which are required to be filed by it and (ii) paid or caused to be paid all material Taxes, assessments or governmental charges of any kind that are due and payable by it; provided that the Seller may contest in good faith any such Taxes, assessments and other charges and, in such event, may permit the Taxes, assessments or other charges so contested to remain unpaid during any period, including appeals, when the Seller is in good faith contesting the same, so long as (i) adequate reserves have been established in accordance with GAAP, (ii) enforcement of the contested Tax, assessment or other charge is effectively stayed for the entire duration of such contest if such enforcement could reasonably be expected to have a Material Adverse Effect, and (iii) any Tax, assessment or other charge determined to be due, together with any interest or penalties thereon, is promptly paid as required after final resolution of such contest. The charges, accruals and reserves on the books of the Seller in respect of Taxes and other governmental charges are, in the Seller’s opinion, adequate.
(r)
Eligibility of Transferred Timeshare Loans. Each Transferred Timeshare Loan was an “Eligible Timeshare Loan” on the Cutoff Date for such Timeshare Loan.
(s)
Payments to Seller. With respect to each Timeshare Loan sold to the Purchaser hereunder, the Purchase Price received by the Seller constitutes reasonably equivalent value in consideration thereof. No Transfer by the Seller to the Purchaser of a Timeshare Loan
has been made for or on account of an antecedent debt owned by the Seller to the Purchaser and no such sale is or may be voidable or subject to avoidance under any section of the Bankruptcy Code.
(t)
Material Adverse Effect. Since December 31, 2012, no event has occurred which would have a Material Adverse Effect.
(u)
ERISA. Each Plan to which the Seller makes direct contributions, and, to the knowledge of the Seller, each other Plan and each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or State law. No event or condition has occurred and is continuing as to which the Seller would be under an obligation to furnish a report to the Purchaser under Section 4.2(e).

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(v)
Financial Statements. The unaudited consolidated balance sheet of the Seller and its Subsidiaries as of December 31, 2012 and the related unaudited consolidated statements of operations and shareholders’ equity for the fiscal year then ended fairly present, in conformity with GAAP, the consolidated financial position of the Seller and its Subsidiaries as of such date and their consolidated results of operations for such fiscal year.
(w)
Accounting. The Seller accounts for and otherwise treats each Transfer of Transferred Property under this Agreement in its books and records as a legal sale of such Transferred Property; provided that the Transfers will not constitute sales under GAAP or for federal or state income tax reporting purposes and the Transferred Property will remain on the consolidated balance sheet of Hilton Grand Vacations Inc. and its Subsidiaries.
(x)
Foreign Tax Liability. The Seller is not aware of any Obligor under a Timeshare Loan who has withheld any portion of payments due under such Timeshare Loan because of the requirements of a foreign taxing authority, and no foreign taxing authority has contacted the Seller concerning a withholding or other foreign tax liability.
Article IV

COVENANTS
IV.1
Affirmative Covenants of the Seller. From the Closing Date until the later of the Commitment Termination Date and the Final Collection Date, the Seller shall, unless the
Purchaser (and the Administrative Agent as its assignee) shall otherwise consent in writing:
(a)
Compliance with Laws, Etc. Comply in all material respects with all applicable laws, ordinances, orders, rules, regulations and requirements of Governmental Authorities applicable to it or its property, except where such compliance is being contested in good faith through appropriate proceedings and except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
(b)
Preservation of Existence. (i) Observe all procedures required by its certificate of incorporation and bylaws and preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its organization, and (ii) qualify and remain qualified in good standing as a foreign corporation in each other jurisdiction where the nature of its business requires such qualification, and where, in the case of clause (ii), failure to be so qualified could reasonably be expected to have a Material Adverse Effect.
(c)
Audits. At any time and from time to time during regular business hours and upon reasonable prior notice, permit the Administrative Agent, on behalf of the Lenders and Managing Agents, or its agents or representatives: (i) to conduct periodic audits of the
Transferred Timeshare Loans and the related Transferred Property, the related Records and collection systems of the Seller; (ii) to examine and make copies of and abstracts from the
Records in its possession or control relating to the Transferred Property; (iii) to visit the offices and properties of the Seller for the purpose of examining the materials described in clause (ii) above; and (iv) to discuss matters relating to the Transferred Property or the Seller’s performance hereunder with the officers or employees designated by the Seller having knowledge of such matters; provided, that if no Event of Default shall have occurred and be continuing, the

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Administrative Agent or its agents or representatives shall only be entitled to conduct one (1)
audit of the Seller and at the expense of the Seller during any twelve (12) month period beginning on the date hereof and on each anniversary of the date hereof.
(d)
Records and Books of Account. Keep and maintain all documents, books, records and other information reasonably necessary for the daily identification of the Transferred Timeshare Loans.
(e)
[Reserved].
(f)
Credit Policy. Comply in all material respects with the Credit Policy in regard to the Transferred Timeshare Loans and, so long as GVS is the Servicer, cause the
Servicer to comply in all material respects with the Collection Policy.
(g)
Collections.
(i)
Instruct or cause all Obligors to be instructed to (A) send all scheduled payments of principal or interest under the Pledged Timeshare Loans directly to the Lockbox; (B) make scheduled payments of principal or interest under the Pledged Timeshare Loans by way of pre-authorized debits from a deposit account of such Obligor pursuant to a PAC or from a credit card of such Obligor pursuant to a Credit Card Account, which payments under the Pledged Timeshare Loans shall be electronically transferred to the Clearing Account; or (C) make payment by electronic transfer of funds to the Clearing Account.
(ii)
In the case of funds transfers with respect to any Pledged
Timeshare Loans pursuant to a PAC or Credit Card Account, or other electronic means, take, or instruct the Clearing Account Bank to take, all necessary and appropriate action to ensure that each such pre-authorized debit or credit card payment or transfer is credited directly to the
Clearing Account.
(iii)
Cause all Collections from time to time deposited in the Unidentified Receipts Account Control Agreement to be transferred to the Clearing Account, as soon as practicable following identification thereof, but not later than two (2) Business Days after such identification.
(iv)
If, notwithstanding the instructions described in Section 4.1(g)(i)
or (ii), the Seller shall receive any Collections, it shall as soon as practicable following identification thereof, but not later than two (2) Business Days after receipt, deposit such Collections into the Clearing Account.
(i)
Separate Existence. Take all reasonable steps to maintain the Purchaser’s identity as a separate legal entity from it and to make it manifest to third parties that the
Purchaser is an entity with assets and liabilities distinct from those of it and each of its
Subsidiaries. Without limiting the generality of the foregoing, it shall (i) maintain its books and records separate from those of the Purchaser and maintain records of all intercompany debits and credits and transfers of funds made by it on the Purchaser’s behalf; (ii) except as otherwise contemplated under the Loan Agreement (including with respect to Accounts), prevent the commingling of its funds or other assets with those of the Purchaser, and not maintain bank

15

accounts to which the Purchaser is an account party, into which the Purchaser makes deposits or from which the Purchaser has the power to make withdrawals except as otherwise contemplated hereunder or under the Facility Documents with respect to the Purchaser’s or the Servicer’s administration of Collections; (iii) not enter into or permit to exist any transaction (including, the purchase, sale, lease or exchange of any property or the rendering of any service) with the Purchaser which is on terms that are less favorable to it than those that might be obtained in an arm’s length transaction at the time from Persons who are not Affiliates and which is not evidenced by or pursuant to a written agreement; (iv) not pay the operating expenses and liabilities of the Purchaser; (v) clearly identify any office space (by sign or otherwise) in its offices that is occupied by the Purchaser as such and allocate fairly with the Purchaser any overhead, if relevant, for shared office space or business facilities or equipment; (vi) not hold the Purchaser out as a “division” of it and (vii) have stationery and other business forms and a telephone number separate from that of the Purchaser. In addition to the foregoing, it will cause any financial statements consolidated with those of the Purchaser to state that the Purchaser’s business consists of the purchase of Timeshare Loans from it and that the Purchaser is a separate legal entity with its own separate creditors who, in any liquidation of the Purchaser, will be entitled to be satisfied out of the Purchaser’s assets prior to any value in the Purchaser becoming available to the Purchaser’s equity holders.
(j)
Location of Records. Keep its chief place of business and chief executive office and the offices where it keeps the Records at (i) the address(es) of the Seller referred to on Exhibit B hereto or (ii) upon 10 days’ prior written notice to the Purchaser and the
Administrative Agent, at any other location in the United States where all actions reasonably requested by the Purchaser or the Administrative Agent to protect and perfect the interests of the Purchaser and the Administrative Agent in the Transferred Property have been taken and completed.
(k)
Taxes. File, cause to be filed or obtain an extension of the time to file, all material Tax returns and reports required by law to be filed by it and will promptly pay or cause to be paid all Taxes and governmental charges at any time owing, provided that the Seller may contest in good faith any such Taxes, assessments and other charges and, in such event, may permit the Taxes, assessments or other charges so contested to remain unpaid during any period, including appeals, when the Seller is in good faith contesting the same, so long as (i) adequate reserves have been established in accordance with GAAP, (ii) enforcement of the contested Tax, assessment or other charge is effectively stayed for the entire duration of such contest if such enforcement could reasonably be expected to have a Material Adverse Effect, and (iii) any Tax, assessment or other charge determined to be due, together with any interest or penalties thereon, is promptly paid as required after final resolution of such contest, and pay when due any Taxes payable in connection with the transfer of the Transferred Property.
(l)
Ownership. Take all necessary action to (i) vest legal and equitable title to the Transferred Property purchased under this Agreement irrevocably in the Purchaser, free and clear of any Adverse Claims (including, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Purchaser’s interest in such Transferred Property and such other action to perfect, protect or more fully evidence the interest of Purchaser therein as the Purchaser may reasonably request), (ii) establish and maintain in favor of the Administrative Agent, of a

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valid and perfected first priority perfected security interest in all Transferred Property to the full extent contemplated herein and in the Loan Agreement, free and clear of any Adverse Claims (including, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Administrative Agent’s security interest in such Transferred Property and such other action to perfect, protect or more fully evidence the interest of the Administrative Agent as the Administrative Agent may reasonably request), (iii) on or prior to the Initial Transfer Date or such other Transfer Date, as applicable, indicate in its Records that each Transferred Timeshare Loan has been sold to the Purchaser and (iv) respond to any inquiries with respect to ownership of a Transferred Timeshare Loan by stating that such Transferred Timeshare Loan has been sold to the Purchaser and that the Purchaser is the owner of such Transferred Timeshare Loan.
(m)
Transfer Taxes. In the event that the Seller or the Purchaser or any assignee of the Purchaser should receive actual notice of any transfer taxes arising out of the transfer, assignment and conveyance of a Transferred Timeshare Loan, on written demand by the Purchaser, or upon the Seller otherwise being given notice thereof, pay, and otherwise indemnify and hold the Purchaser and any of its assignees harmless, on an after-tax basis, from and against any and all such transfer taxes.
IV.2
Reporting Requirements of the Seller. From the Closing Date until the later of the Commitment Termination Date and the Final Collection Date, the Seller shall furnish or cause to be furnished to the Purchaser:
(a)
Financial Statements.
(i)
within sixty (60) days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Seller, the unaudited balance sheet of the Seller and its Subsidiaries on a consolidated basis as at the end of such period and the related unaudited consolidated statements of income for the Seller and its Subsidiaries for such period and the portion of the fiscal year through the end of such period; and
(ii)
within one hundred and five (105) days after the end of each fiscal year of the Seller, the audited balance sheet of the Seller and its Subsidiaries on a consolidated basis as at the end of such fiscal year and the related audited consolidated statements of income for the Seller and its Subsidiaries and, if prepared, related notes, shareholders' equity and retained earnings and of cash flows for the Seller and its Subsidiaries on a consolidated basis for such year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that each of the aforementioned statements fairly presents the financial condition and results of operations of the Seller and its Subsidiaries on a consolidated basis at the end of, and for, such fiscal year in accordance with GAAP, containing a footnote stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default or Event of Default; provided, however, that such statements of the Seller and its Subsidiaries shall not be required to be audited or accompanied by an opinion thereon if the annual financial statement information of the Seller and its Subsidiaries is included in the consolidated audit of Hilton Grand Vacations Inc.

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Notwithstanding the foregoing, the obligations in clauses (i) and (ii) above may be satisfied upon the filing by HGVI of the applicable Form 10-Q or Form 10-K, as applicable, with the SEC, provided that such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to HGVI, on the one hand, and the information relating to the HGV and its Subsidiaries on a stand-alone basis, on the other hand.

(b)
Compliance Certificates. Concurrently with any delivery of information under clause (a) above, a certificate of a Responsible Officer of the ~~Seller~~HGV (i) stating that the Responsible Officer of ~~the Seller~~HGV is unaware of any Event of Default as set forth in Section 7.01(t) of the Receivables Loan Agreement that would require disclosure and/or remedy as required under Section 7.03 thereof, provided that, if requested by the Administrative Agent, ~~the Seller~~HGV will provide in reasonable detail the calculations required to establish whether an
Event of Default set forth in Section 7.01(t) of the Receivables Loan Agreement has occurred and (ii) stating that the attached financial statements have been prepared in accordance with
GAAP to the extent required pursuant to this Section 4.2 and fairly present the financial condition and results of operations of ~~the Seller~~HGV and its Subsidiaries on a consolidated basis.
(c)
Defaults. Promptly and in no event more than three (3) Business Days after any Responsible Officer of the Seller obtains knowledge of any default by the Seller under any agreement other than the Facility Documents to which the Seller is a party which could reasonably be expected to have a Material Adverse Effect, the statement of a Responsible Officer of the Seller setting forth the details of such default and the action which the Seller is taking or proposes to take with respect thereto.
(d)
Reporting on Adverse Effects. Promptly and in no event more than three
(3) Business Days after any Responsible Officer of the Seller obtains knowledge of the occurrence of any matter or the occurrence of any event concerning it which could reasonably be expected to have a Material Adverse Effect, notice thereof.
(e)
ERISA Events. As soon as reasonably possible, and in any event within thirty (30) days after a Responsible Officer knows, or with respect to any Plan or Multiemployer Plan to which any Hilton Entity or any of its Subsidiaries makes direct contributions, has reason to believe, that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of such Hilton Entity setting forth details respecting such event or condition and the action, if any, that any Hilton Entity or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by such Hilton Entity or an
ERISA Affiliate with respect to such event or condition):
(i)
any Reportable Event with respect to a Plan, as to which PBGC has not by regulation or otherwise waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, including, the failure to make on or before its due date a required installment under Section 412(m) of the Code or Section 302(e) of ERISA, shall be a Reportable Event regardless of the issuance of any

18

waivers in accordance with Section 412(d) of the Code); and any request for a waiver under
Section 412(d) of the Code for any Plan;
(ii)
the distribution under Section 4041(c) of ERISA of a notice of intent to terminate any Plan or any action taken by such Hilton Entity or an ERISA Affiliate to terminate any Plan;
(iii)
the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by such Hilton Entity or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;
(iv)
the complete or partial withdrawal from a Multiemployer Plan by such Hilton Entity or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default)
or the receipt by such Hilton Entity or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;
(v)
the institution of a proceeding by a fiduciary of any Multiemployer Plan against such Hilton Entity or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days; and
(vi)
the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax exempt status of the trust of which such Plan is a part if such Hilton Entity or an ERISA Affiliate fails to timely provide security to such Plan in accordance with the provisions of said Sections.
(f)
Other Information. As soon as reasonably practicable, from time to time, such other information, documents, records or reports respecting the Transferred Property in its possession or the conditions or operations, financial or otherwise, of the Seller as the Purchaser or its assigns may from time to time reasonably request.

Notwithstanding the foregoing, if the Seller furnishes or causes to be furnished the information described in Sections 4.2(a) through (f) directly to Servicer, the Backup Servicer and the Administrative Agent such information shall be deemed to have been delivered to the Purchaser for the purposes of this Section 4.2.

IV.3
Negative Covenants of the Seller. From the Closing Date until the later of the Commitment Termination Date and the Final Collection Date, the Seller shall not, without the written consent of the Purchaser and the Administrative Agent:
(a)
Sales, Liens, Etc. Against Transferred Property. Sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Transferred Timeshare Loan or any other Transferred Property, or assign any right to receive income in respect thereof or purport to take any of the foregoing actions, except in each case as contemplated or provided hereunder or under the Loan Agreement.

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(b)
Extension or Amendment of Transferred Timeshare Loan. Extend, amend, waive or otherwise modify (or consent to any of the foregoing), the terms of any Transferred Timeshare Loan related thereto, except (i) in accordance the Collection Policy or (ii) as otherwise permitted under the Servicing Agreement.
(c)
Change in Business. Make any change in the character of its business, which change could be reasonably expected to have a Material Adverse Effect.
(d)
Change in Payment Instructions to Obligors. Make any change in its instructions to Obligors regarding the making of payments in respect of the Transferred
Timeshare Loans that is inconsistent with Section 4.1(g) of this Agreement.
(e)
Changes to Lockboxes or Accounts. Add or terminate any bank as a Clearing Account Bank from those listed on Exhibit C, unless the Administrative Agent shall have received (i) thirty (30) Business Days’ prior notice of such addition, termination or change and (ii) on or prior to the effective date of such addition, termination or change, (x) an executed copy of an amendment or supplement to the Clearing Account Control Agreement pursuant to which such Clearing Account Bank becomes a party to the Clearing Account Control Agreement and the Clearing Account becomes subject to the Clearing Account Control Agreement and (y) a revised Exhibit C hereto giving effect to any such addition or termination.
(f)
Change in Name; Jurisdiction of Organization. (i) Make any change to its name (within the meaning of Section 9-507(c) of any applicable enactment of the UCC)
indicated on its certificate of incorporation (or equivalent organizational document), or (ii)
change its form of organization or its jurisdiction of organization, unless, in either case, prior to the effective date of such change, it delivers to the Purchaser and the Administrative Agent such financing statements or amendments to financing statements (Form UCC-1 or Form UCC-3, respectively) authorized by it which the Purchaser or the Administrative Agent may request to reflect such name change or change in form or jurisdiction of organization, together with such other documents, legal opinions and instruments that the Purchaser or the Administrative Agent may reasonably request in connection with the transaction giving rise thereto.
(g)
Limitation on Transactions with the Purchaser. Enter into, or be a party to any transaction with the Purchaser, except for (i) the transactions contemplated by this
Agreement and the other Facility Documents; (ii) capital contributions by the Seller to the Purchaser; and (iii) to the extent not otherwise prohibited under this Agreement, other transactions in the nature of employment contracts and directors’ fees, upon fair and reasonable terms materially no less favorable to the Purchaser than would be obtained in a comparable arm’s-length transaction with a Person not an Affiliate.
(h)
Changes in Credit Policy.
(i)
Make, or consent to, any change in, or amendment to, the Credit Policy that would be reasonably likely to materially decrease the credit quality of newly created Timeshare Loans without the prior written consent of the Purchaser and the Administrative
Agent.

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(ii)
At least ten (10) days prior to the effectiveness of any proposed change in, or amendment or modification to, the Credit Policy that would be reasonably likely to materially decrease the credit quality of newly created Timeshare Loans, furnish to the Purchaser and the Administrative Agent a notice indicating such proposed change or amendment, together with a request for the consent of the Purchaser and the Administrative Agent thereto.
(iii)
Not later than one week following any change in, or amendment or modification to, the Credit Policy not requiring the consent of the Purchaser and the
Administrative Agent, furnish to the Purchaser and the Administrative Agent a copy of the
Credit Policy then in effect, together with a notice indicating such change or amendment.
(i)
Accounting of Transfers. Account for or treat (except on financial statements prepared in accordance with GAAP or for federal and state income tax purposes) the transactions provided for by this Agreement in any manner other than as the sale or absolute conveyance by it of Transferred Property to the Purchaser.
Article V

INDEMNIFICATION
V.1
Indemnities by the Seller. Without limiting any other rights which the Purchaser may have hereunder or under applicable law (including, the right to recover damages for breach of contract), the Seller hereby agrees to indemnify the Purchaser, its successors, transferees and assigns, and the officers, directors, agents, and employees of the foregoing (each, an “Seller Indemnified Party”), from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable external attorneys’ fees and disbursements (all of the foregoing being collectively referred to as “Seller Indemnified Amounts”) awarded against or incurred by any Seller Indemnified Party to the extent relating to or arising from or as a result of this Agreement or the acquisition by the Purchaser of the Transferred Property, subject to the proviso set forth below. Without limiting the generality of the foregoing indemnification, the
Seller shall indemnify the Seller Indemnified Parties for Seller Indemnified Amounts to the
extent relating to or resulting from any of the following:
(i)
reliance on any representation or warranty made or deemed made by the Seller under this Agreement or any other Facility Document to which it is a party which shall have been false or incorrect when made or deemed made;
(ii)
the failure by the Seller to comply with any term, provision or covenant contained in this Agreement or any other Facility Document to which it is party or with any applicable law, rule or regulation with respect to any Transferred Timeshare Loan or the related Transferred Property, or the nonconformity of any Transferred Timeshare Loan or the related Transferred Property with any such applicable law, rule or regulation;
(iii)
the failure to pay when due any Taxes, including, sales, excise or personal property taxes payable by the Seller in connection with the Transferred Property;
(iv)
the payment by such Seller Indemnified Party of Indemnified
Taxes, including, any Indemnified Taxes imposed by any jurisdiction on amounts payable and

21

any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, to the extent caused by the Seller’s actions or failure to act in breach of this Agreement;
(v)
the failure to vest and maintain vested in the Purchaser or to transfer to the Purchaser a first priority perfected ownership interest in the Transferred Property free and clear of any Adverse Claim, whether existing at the time such Transferred Property arose or at any time thereafter;
(vi)
the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the applicable UCC or other applicable laws naming the Seller as “Debtor” with respect to any Transferred Property;
(vii)
any dispute, claim, offset or defense (other than as a result of the bankruptcy or insolvency of the related Obligor) of an Obligor to the payment of any Transferred Timeshare Loan (including, a defense based on such Transferred Timeshare Loan not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of a Timeshare Interest related to such Transferred Timeshare Loan or the furnishing or failure to furnish such Timeshare Interest (other than as a result of the bankruptcy or insolvency of the related Obligor);
(viii)
the commingling of Collections with any other funds, except as contemplated or permitted by the Facility Documents;
(ix)
any failure by the Purchaser to give reasonably equivalent value to the Seller in consideration for the transfer by the Seller to the Purchaser of any Transferred Property, or any attempt by any Person to void any such transfer under any statutory provision or common law or equitable action, including, any provision or the Bankruptcy Code;
(x)
any investigation, litigation or proceeding related to this
Agreement or the use of proceeds of purchases made pursuant to this Agreement or in respect of any of the Transferred Property; or
(xi)
the failure of the Seller to furnish accurate and complete documentation (including, a Transferred Timeshare Loan or invoice) to any Obligor;

provided, however, that the Seller shall not be required to indemnify any Seller Indemnified
Party to the extent of any amounts (x) resulting from the gross negligence or willful misconduct of such Seller Indemnified Party, (y) constituting credit recourse for the failure of a Obligor to pay a Transferred Timeshare Loan, or (z) constituting Excluded Taxes. Any amounts subject to the indemnification provisions of this Section 6.1 shall be paid by the Seller to the related Seller Indemnified Party within ten (10) Business Days, following written demand therefor.

V.2
Limited Liability of Seller Indemnified Parties. No Seller Indemnified Party shall have any liability (whether in contract, tort or otherwise) to the Seller or any of their security holders or creditors for or in connection with the transactions contemplated hereby, except to the extent such liability is determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted primarily from such Seller Indemnified Party's gross negligence or

22

willful misconduct or breach of its obligations under this Agreement. In no event, however, shall any Seller Indemnified Party be liable on any theory of liability for any special, indirect, consequential or punitive damages (including, any loss of profits, business or anticipated savings).
Article VI

MISCELLANEOUS PROVISIONS
VI.1
Amendments, Etc. No amendment to or waiver of any provision of this
Agreement nor consent to any departure herefrom by the Seller shall in any event be effective unless the same shall be in writing and signed by all parties hereto and the Administrative Agent. Any such waiver, consent or approval shall be effective only in the specific instance and for the specific purpose for which given.
VI.2
Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this
Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three Business Days after deposit in the
United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by facsimile or other electronic transmission (with such transmission promptly confirmed by delivery of a copy by personal delivery or United
States Mail as otherwise provided in this Section 6.2), (c) one Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated on Exhibit D hereto, or to such other address (or facsimile number)
as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person designated in any written notice provided hereunder to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. Notwithstanding the foregoing, whenever it is provided herein that a notice is to be given to any other party hereto by a specific time, such notice shall only be effective if actually received by such party prior to such time, and if such notice is received after such time or on a day other than a Business Day, such notice shall only be effective on the immediately succeeding Business Day.
VI.3
No Waiver; Remedies. No failure on the part of the Purchaser to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
VI.4
Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the Seller and the Purchaser and their respective successors and permitted assigns.

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The Seller may not assign any of its rights and obligations hereunder or any interest herein without the prior written consent of the Purchaser and the Administrative Agent. The Purchaser
may not assign its rights hereunder and in the Transferred Property to any Person other than in connection with the Loan Agreement. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect with respect to the Seller until the Final Collection Date; provided, however, that the rights and remedies with respect to (i) any breach of any representation and warranty made by the
Seller pursuant to Article III, (ii) the indemnification and payment provisions of Article VI and (iii) Sections 6.6, 6.8 and 6.12 shall be continuing and shall survive any termination of this Agreement.

VI.5
Consent to Jurisdiction.
(a)
Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Agreement, and each party hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. The parties hereto hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(b)
Each of the Purchaser and the Seller consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to it at its address specified in Section 6.2. Nothing in this Section 6.5 shall affect the right of the Purchaser or the Seller to serve legal process in any other manner permitted by law.
VI.6
WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY
WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW,
TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY OTHER FACILITY DOCUMENT.
VI.7
GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
VI.8
Costs, Expenses and Taxes.
(a)
In addition to the rights of indemnification under Article VI hereof, the Seller agrees to pay to the Purchaser within thirty (30) days after demand thereof (i) all reasonable costs and expenses of the Purchaser in connection with the preparation, execution and delivery (including any requested amendments, waivers or consents) of this Agreement and the other documents to be delivered hereunder, including, the reasonable fees and out-of-pocket expenses of special counsel for the Purchaser with respect thereto and with respect to advising

24

the Purchaser as to its rights and remedies under this Agreement, and the other agreements executed pursuant hereto and (ii) all costs and out-of-pocket expenses (including reasonable fees and out of pocket expenses of one outside counsel), in connection with the enforcement of this Agreement and the other agreements and documents to be delivered hereunder after the occurrence of an Event of Default.
(b)
In addition, the Seller shall pay any and all stamp, sales, transfer and other taxes and fees (including UCC filing fees and any penalties associated with the late payment of any UCC filing fees) payable or determined to be payable by it in connection with the execution, delivery, filing and recording of this Agreement or the other agreements and documents to be delivered hereunder (including any UCC financing statements).
VI.9
Execution in Counterparts; Severability. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic mail in a “.pdf” file shall be effective as delivery of a manually executed counterpart of this Agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
VI.10
Termination of this Agreement. The agreement of the Seller to transfer
Timeshare Loans hereunder and the agreement of the Purchaser to purchase Timeshare Loans shall automatically terminate on the Commitment Termination Date. Notwithstanding any such termination described above, all other provisions of this Agreement shall remain in full force and effect as provided in Section 6.4. On or after the Final Collection Date, the Purchaser will, at the request and expense of the Seller, execute and deliver to the Seller such UCC termination statements and other documents as the Seller may reasonably request to evidence such termination.
VI.11
Purchaser’s Assignment of Rights to Administrative Agent. The Seller acknowledges that all of the Purchaser’s right, title and interest in, to and under this Agreement and each other document, agreement or instrument executed in connection herewith, constitutes part of the Collateral pledged to the Administrative Agent, and that, pursuant to and subject to the limitations contained in, and the terms and conditions of, the Loan Agreement, the Purchaser has assigned to the Administrative Agent, for the benefit of the Secured Parties, all benefits, rights and remedies exercisable by the Purchaser under this Agreement and each other document, agreement or instrument executed in connection herewith. Such assignment includes (x) all monies due and to become due to the Purchaser from the Seller, whether in connection with forwarding Collections of Transferred Timeshare Loans or any expenses, costs, indemnities, or damages for the breach of this Agreement or otherwise and (y) all rights, remedies, powers, privileges and claims of the Purchaser against the Seller under or with respect to this Agreement (whether arising pursuant to the terms of this Agreement or as otherwise available at law or in equity). The Seller acknowledges that the Administrative Agent shall have the sole right to enforce the Purchaser’s rights and remedies under this Agreement to the extent permitted by the Loan Agreement (including, the right to give or withhold any consents or approvals of the

25

Purchaser to be given or withheld hereunder, and, in any case, without regard to whether specific reference is made to the Purchaser’s assigns in the provisions of this Agreement which set forth such rights and remedies) and the Seller agrees to cooperate fully with the Administrative Agent and the Lenders in the exercise of such rights and remedies; provided, however, that the Administrative Agent shall not be obligated to perform any of the obligations of the Purchaser under this Agreement. The Seller further agrees to give to the Administrative Agent copies of all notices it is required to give to the Purchaser hereunder.
VI.12
No Petition. The Seller hereby agrees that it will not institute any Event of Bankruptcy against the Purchaser so long as any Borrower Obligations shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Borrower Obligations shall have been outstanding.
VI.13
Integration. This Agreement executed by the parties hereto on the date hereof contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

Remainder of Page Intentionally Left Blank

26

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

HILTON RESORTS CORPORATION,

as Seller

By:___________________________

Name:

Title:

HILTON GRAND VACATIONS TRUST I LLC,

as Purchaser

By:___________________________

Name:

Title:

Signature Page to Sale and Contribution Agreement

EXHIBIT A

FORM OF ASSIGNMENT

For value received, in accordance with the Sale and Contribution Agreement dated as of May 9, 2013, between Hilton Resorts Corporation, a Delaware corporation (the “Seller”), and Hilton Grand Vacations Trust I LLC, a Delaware limited liability company (the “Purchaser”), as the same may be amended, restated, modified or supplemented from time to time pursuant thereto (the “Sale Agreement”), the Seller does hereby sell, assign, transfer and otherwise convey unto the Purchaser, without recourse (subject to and without limitation of the obligations provided in the Sale Agreement), all right, title and interest of the Seller, in and to the following: (i) the Timeshare Loans listed in listed in Part 1 of the Timeshare Loan Schedule attached hereto as Schedule I, (ii) the Related Security with respect thereto,
(iii) all Collections with respect thereto received after [ ] (the “Cutoff Date”) and (iv) all proceeds of the foregoing, other than proceeds of a Timeshare Loan that has been foreclosed upon and remarketed and for which the applicable Timeshare Interest relates to the “Hilton Grand Vacations at the Crane”
Resort (collectively the “[Sold] Transferred Property”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in or pursuant to the Sale Agreement.

[In addition, as a capital contribution, the Seller does hereby assign unto the Purchaser, without recourse, all right, title and interest of the Seller in, to and under the following: (i) the Timeshare Loans listed in listed in Part 2 of the Timeshare Loan Schedule attached hereto as Schedule I, (ii) the Related Security with respect thereto, (iii) all Collections with respect thereto received after the Cutoff Date and (iv) all proceeds of the foregoing, other than proceeds of a Timeshare Loan that has been foreclosed upon and remarketed and for which the applicable Timeshare Interest relates to the “Hilton Grand Vacations at the Crane” Resort (collectively the “Contributed Transferred Property” and, together with the Sold Transferred Property, the “Transferred Property”)]

The foregoing sale [and contribution] does not constitute and is not intended to result in any assumption by Purchaser of any obligation of the Seller to the Obligors or any other Person in connection with the Timeshare Loans or the related Timeshare Loan Files, or any insurance policies or any agreement or instrument relating to any of them.

This Assignment is made pursuant to and upon the representations, warranties, and agreements on the part of the Seller contained in the Sale Agreement and is to be governed by, and subject to the Sale Agreement.

As of the date hereof: (i) the representations and warranties contained in Article III of the Agreement are true and correct unless such representation and warranties by their terms refer to an earlier date, in which case they shall be correct on and as of such earlier date, and (ii) all other conditions precedent set forth in Section 2.1(b) of the Sale Agreement have been satisfied.

The Timeshare Loan Schedule attached hereto as Schedule I and referred to herein shall constitute a part of this Assignment and the Agreement, and is incorporated into this Assignment and the Agreement for all purposes.

The parties hereto intend that the Transfer contemplated hereby shall constitute an absolute sale, conveying good title to the Transferred Property from the Seller to the Purchaser and that such
Transferred Property shall not be part of the Seller’s estate in the event of the insolvency of the Seller or a conservatorship, receivership or similar event with respect to the Seller. In the event that, notwithstanding such intention, the Transfer contemplated hereby is characterized by a court of competent jurisdiction as a pledge or a financing rather than a sale or such Transfer shall for any reason be ineffective or unenforceable, the Seller shall be deemed to have granted to the Purchaser, and the
Seller hereby does grant to the Purchaser, a security interest in all of the Seller’s right, title and interest in, to and under the Transferred Property identified herein in order to secure all of the Seller’s obligations hereunder and under the Sale Agreement. For purposes of the foregoing, this Assignment shall constitute a security agreement under applicable law.

The Seller certifies that the Timeshare Loans that are subject to this Assignment were “Eligible Timeshare Loans” as such term is defined in the Loan Agreement as of the Cutoff Date. The Seller
further represents and warrants that the documents constituting the Timeshare Loans File with respect to the Timeshare Loans that are the subject of this Assignment have been delivered to Custodian and such documents are to be held by the Custodian pursuant to the Custody Agreement.

This Assignment shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Seller has caused this Assignment to be duly executed as of
[Date].

HILTON RESORTS CORPORATION

By:

Name:

Title:

SCHEDULE I TO FORM OF ASSIGNMENT

TIMESHARE LOAN SCHEDULE

Part 1

Attached

Part 2

Attached

EXHIBIT B

LOCATION OF CHIEF EXECUTIVE OFFICE AND RECORDS;

ORGANIZATIONAL IDENTIFICATION NUMBER; TRADE NAMES

(On file with the Administrative Agent)

EXHIBIT C

LOCKBOX, ACCOUNTS, AND ACCOUNT BANKS

(On file with the Administrative Agent)

EXHIBIT D

NOTICE ADDRESSES

Hilton Resorts Corporation

5323 Millenia Lakes Blvd

Suite 400

Orlando, FL 32839

Attn: General Counsel

Hilton Grand Vacations Trust I LLC

6355 Metro West Blvd, Suite 180

#1549

Orlando, FL 32835

SCHEDULE I

INITIAL TIMESHARE LOAN SCHEDULE

EXHIBIT C

CUSTODY AGREEMENT

DB1/ ~~121185753.1~~121185753.13

~~EXECUTION COPY~~Conformed Copy

AMENDMENT No. 1, dated October 27, 2021

__________________________________________________________________________

CUSTODY AGREEMENT

among

HILTON GRAND VACATIONS TRUST I LLC,

as Borrower

GRAND VACATIONS SERVICES LLC,

as Servicer

~~DEUTSCHE~~ BANK ~~SECURITIES~~OF AMERICA, ~~INC~~N.A.,

as Administrative Agent

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Custodian

Dated as of May 9, 2013

__________________________________________________________________________

DB1/ ~~121185753.1~~121185753.13

Section 1. Definitions 1

Section 2. Appointment of the Custodian ~~1~~4

Section 3. Delivery of Timeshare Loan Files ~~2~~4

Section 4. Certification of Timeshare Loan Files ~~4~~6

Section 5. Deficiencies In Timeshare Loan Files ~~4~~7

Section 6. Obligations of the Custodian ~~5~~7

Section 7. Representations, Warranties and Covenants of the Custodian ~~6~~8

Section 8. Release of Timeshare Loan Files ~~7~~10

Section 9. Fees and Expenses of the Custodian ~~8~~10

Section 10. Inspection ~~8~~10

Section 11. Insurance of the Custodian ~~8~~11

Section 12. Periodic Statements ~~8~~11

Section 13. Copies of Timeshare Loan Files ~~8~~11

Section 14. Resignation by and Removal of Custodian; Successor Custodian ~~8~~11

Section 15. Indemnity ~~9~~12

Section 16. Limitation of Liability ~~9~~12

Section 17. Borrower and Servicer Remain Liable ~~11~~14

Section 18. Term of Agreement ~~11~~14

Section 19. Authorized Representatives ~~11~~14

Section 20. Notices ~~11~~14

Section 21. GOVERNING LAW ~~11~~15

Section 22. CONSENT TO SERVICE; SUBMISSION TO JURISDICTION;
WAIVER OFTRIAL BY JURY ~~11~~15

Section 23. Assignment; Binding Effect ~~12~~15

Section 24. Counterparts ~~12~~15

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Section 25. Headings ~~12~~15

Section 26. Advice from Independent Counsel ~~12~~15

Section 27. Merger or Consolidation of the Custodian ~~12~~15

Section 28. Certain Remedies; Instructions of Administrative Agent ~~12~~16

Section 29. Amendments ~~13~~16

Section 30. No Proceedings ~~13~~16

Section 31. Communication and Control 16

Section 32. Exporting Electronic Timeshare Loan Files.. 17

Exhibit A Request for Release of Documents (Servicer)

Exhibit B Request for Release of Documents (Administrative Agent)

Exhibit C Timeshare Loan File Custodial Receipt

Exhibit D Return of Documents to Custodian

Exhibit E-1 Authorized Representatives of Borrower

Exhibit E-2 Authorized Representatives of Servicer

Exhibit E-3 Authorized Representatives of Administrative Agent

Exhibit F Notice of Purchase

Exhibit G Schedule of Fees

Exhibit H Borrower Redesignation

Exhibit I eOriginal System Description

DB1/ ~~121185753.1~~121185753.13

CUSTODY AGREEMENT

CUSTODY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of May 9, 2013, among WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as custodian (together with its successors in such capacity, the “Custodian”), HILTON GRAND VACATIONS TRUST I LLC, a Delaware limited liability company
(the “Borrower”), GRAND VACATIONS SERVICES LLC (“GVS”), as servicer (in such capacity, the “Servicer”) and ~~DEUTSCHE~~ BANK ~~SECURITIES~~OF AMERICA, ~~INC~~N.A., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, Hilton Resorts Corporation (the “Seller”) and the Borrower are parties to that certain Sale and Contribution Agreement dated as of the Closing Date (as amended, restated, supplemented or otherwise modified from time to time, the “Sale Agreement”) pursuant to which the
Seller will sell, assign, transfer and convey all of its right, title and interest in, to and under certain Timeshare Loans and the Related Security and Collections with respect thereto to the Borrower;

WHEREAS, the Borrower, Wells Fargo, as paying agent and securities intermediary, the
“Lenders” and “Managing Agents” from time to time party thereto and the Administrative Agent are parties to that certain Receivables Loan Agreement dated as of the Closing Date (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which the Borrower has granted to the Administrative Agent, for the benefit of the Secured Parties, a security interest in, among other things, all of the Pledged Timeshare Loans and the Related Security and
Collections with respect thereto;

WHEREAS, each of the Borrower and the Administrative Agent desires that the Custodian hold the Specified Documents (defined below) with respect to each Timeshare Loan File and other documents related thereto as the Custodian for~~, and bailee of,~~ the Administrative Agent, for the benefit of the
Secured Parties;

WHEREAS, pursuant to the Servicing Agreement dated as of the Closing Date among the Borrower, GVS, Wells Fargo and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Servicing Agreement”), the Borrower has engaged GVS to act as Servicer to administer and collect the Pledged Timeshare Loans;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Section 1.
Definitions.

(a) As used in this Agreement, the following terms shall have the following meanings:

(i) “Approved Exported Timeshare Loan File” shall mean an Electronic Timeshare Loan File which has been Exported by either the Servicer or the Custodian and with respect to which the resulting printed copies of the related Electronic
Documents, together with the document history report prepared by eOriginal and the

DB1/ ~~121185753.1~~121185753.13

related Tangible Documents (if any), are held by the Custodian pursuant to this Agreement..

(ii) “Authoritative Copy” means with respect to any Electronic Loan Document, a copy of which is unique, identifiable and, except as otherwise provided in Section 9-105 of the UCC or Section 16 of UETA, as applicable, unalterable and has no watermark or other marking that would indicate that it is a “copy” or “duplicate” or not an original or not an “authoritative copy”.

(iii) “Deliver” means (x) with respect to a Tangible Document, to deliver physical possession of such Tangible Document via reputable overnight delivery service to the Custodian and (y) with respect to an Electronic Document, to direct the transfer of such Electronic Document from the Hilton Vault Partition, or such vault partition as may be designated by the Servicer in accordance with Section 32(b), to the Warehouse Vault Partition. The terms “Delivery” and “Delivered” shall have corollary meanings.

(iv) “DocuSign” means DocuSign Inc., a Washington corporation.

(v) “DocuSign System” means the electronic signature services and the accompanying technology system comprised of proprietary and third party software, hardware, network communications equipment, lines and services, computer servers, data centers, support and maintenance services, security devices and other related technology materials of DocuSign that assists in electronic contracting in the consumer loan or timeshare industry.

(vi) “E-Vault Access Agreement” has the meaning set forth in the Electronic Collateral Control Agreement.

(vii) “Electronic Documents” means, with respect to an Electronic Timeshare Loan File, the documents stored in electronic form on the eOriginal System.

(viii) “Electronic Loan Document” means (i) an Electronic Obligor Note and (ii) any Electronic Document that constitutes “electronic chattel paper” as defined in the applicable UCC or that constitutes a “transferable record” under UETA and ESIGN.

(ix) “Electronic Obligor Note” means an Obligor Note which was created electronically using the DocuSign System or SignPost system and stored using the eOriginal System in such a manner that: (1) there exists a single Authoritative Copy of the Obligor Note which is unique, identifiable and, except as otherwise provided in subparagraphs (4), (5) and (6) below, unalterable; (2) the Authoritative Copy identifies the Administrative Agent as the secured party of the Obligor Note and is held in the Warehouse Vault Partition; (3) the Authoritative Copy is communicated to and maintained by the Custodian, as the designated custodian of the Administrative Agent;
(4) copies or revisions that add or change an identified assignee of the Authoritative
Copy can be made only with the participation of the Custodian, as the designated custodian of the Administrative Agent; (5) each copy of the Authoritative Copy and any copy of a copy is readily identifiable as a copy that is not the Authoritative Copy; and (6) any revision of the Authoritative Copy is readily identifiable as an authorized or unauthorized revision.

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DB1/ ~~121185753.1~~121185753.13

(x) “Electronic Timeshare Loan File” means a Timeshare Loan File, the Obligor Note of which is an Electronic Obligor Note and the contents of which include the other Specified Documents relating to such Obligor Note, which may be either Electronic Documents or Tangible Documents and which is not an Approved Exported Timeshare Loan File.

(xi) “eOriginal” means eOriginal, Inc., a Delaware corporation.

(xii) “eOriginal System” means the electronic vaulting and management services and accompanying technology system comprised of proprietary and third party software, hardware, network communications equipment, lines and services, computer servers, data centers, support and maintenance services, security devices and other related technology materials of eOriginal that enable electronic contract vaulting in the timeshare industry.

(xiii) “eOriginal System Description” means the written description of the eOriginal System, attached hereto as Exhibit I.

(xiv) “ESIGN” means the Electronic Signatures in Global and National Commerce Act, as such act may be amended or supplemented from time to time.

(xv) “Export” means the decommissioning of an Electronic Timeshare Loan File by either the Servicer or the Custodian whereby the Authoritative Copies (or, to the extent such term is inapplicable, copies) of the related electronic documents contained therein are printed out pursuant to a “Paper Out”TM within the meaning specified in the eOriginal System Description.

(xvi) “Hilton Vault Partition” means the segregated partition of the eOriginal System in the name of the Seller.

(xvii) “Required Legend” means a legend applied by the eOriginal System to every page of a document within an Electronic Timeshare Loan File, which shall read as follows: “Wells Fargo Bank, National Association acting as Custodian for Bank of America, N.A., as Administrative Agent.”

(xviii) “SignPost” means SignPost, provided by First American Title Insurance Company, a Nebraska corporation.

(xix) “SignPost System” means the electronic signature services and the accompanying technology system comprised of proprietary and third party software, hardware, network communications equipment, lines and services, computer servers, data centers, support and maintenance services, security devices and other related technology materials of SignPost that assists in electronic contracting and notarization in the consumer loan or timeshare industry.

(xx) “Tangible Document” means a document related to a Timeshare Loan
File which is stored in paper format.

3

DB1/ ~~121185753.1~~121185753.13

(xxi) “Tangible Loan Document” means a Tangible Obligor Note or any other Tangible Document that constitutes an “instrument” or “tangible chattel paper” as defined in the applicable UCC.

(xxii) “Tangible Obligor Note” means an original executed Obligor Note which was created and stored in paper format or the printed copy of the Obligor Note of an Approved Exported Timeshare Loan File.

(xxiii) “Tangible Timeshare Loan File” means a Timeshare Loan File, the contents of which were created in paper format or, following the Export of an Electronic Timeshare Loan File, an Approved Exported Timeshare Loan File.

(xxiv) (“UETA” shall mean the Uniform Electronic Transactions Act as from time to time in effect in the applicable jurisdiction.

(xxv) “Warehouse Vault Partition” means a segregated vault partition of the eOriginal System in the name of “Wells Fargo Bank, National Association acting as Custodian for Hilton Grand Vacations Trust I LLC” subject to an Electronic Collateral Control Agreement and maintained by the Custodian.

(b) Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the Loan Agreement, as in effect on the date hereof. No amendments to such terms in the Loan Agreement that are adverse to the Custodian shall be effective for purposes of this Agreement without the consent of the Custodian, and no amendments to such terms in the
Loan Agreement that are adverse to the Servicer shall be effective for purposes of this
Agreement without the consent of the Servicer. All references herein to "the Agreement" or "this Agreement" are to this Custody Agreement as it may be amended, supplemented or modified from time to time. The exhibits hereto and all references herein to Articles, Sections and subsections are to Articles, Sections or subsections of this Agreement unless otherwise specified. The rules of construction set forth in Section 1.02 of the Loan Agreement shall be applicable to this Agreement as if included in their entirety herein.

Section 2.
Appointment of the Custodian. Subject to the terms and conditions hereof, the Administrative Agent hereby revocably appoints the Custodian, and the Custodian hereby accepts such appointment and agrees to act as custodian~~, bailee and collateral agent~~ on behalf of the Administrative Agent, for the benefit of the Secured Parties and acknowledges and agrees that, for so long as a
Timeshare Loan constitutes a Pledged Timeshare Loan, the Custodian will not hold the related
Timeshare Loan Files on behalf of itself or any other Person other than the Administrative Agent as provided herein. In performing its duties hereunder, the Custodian agrees to act with reasonable care, using that standard of skill and attention that the Custodian would exercise with respect to the files relating to all comparable installment contract receivables or other receivables that it services or holds for itself or others (provided that if applicable industry standards of care, skill and attention are more stringent than the Custodian’s standard of care skill and attention, the Custodian shall be obligated to follow the more stringent industry standards).
Section 3.
Delivery of Timeshare Loan Files.
(a)
Initial Delivery Date

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DB1/ ~~121185753.1~~121185753.13

(i)
As soon as practicable after the Closing Date, and in any event, not later than ten (10) Business Days following the Closing Date, the Servicer shall deliver to the Custodian a Timeshare Loan Schedule identifying the Timeshare Loans owned by the Borrower on the Closing Date, and the Timeshare Loan Files with respect thereto. The Custodian shall notify the Servicer and the Administrative Agent in writing of its receipt of such Timeshare Loan Files on the date of receipt (such date, the “Initial Delivery
Date”).
(ii)
As soon as practicable after the Initial Delivery Date, and in any event, not later than 12:00 p.m. (New York City time) on the date that is 120 days after the
Initial Delivery Date, the Custodian shall deliver to the Administrative Agent, the Seller and the Borrower a certificate (such certificate, the “Initial Custodial Receipt”), in the form annexed as Exhibit C hereto, to the effect that, as to each Timeshare Loan listed on the Timeshare Loan Schedule delivered to the Custodian pursuant to Section 3(a)(i):
(1)
based on the Custodian’s examination of the related Specified Documents, (A) all Specified Documents required to be included in the related Timeshare Loan File have been fully executed, where applicable, and are in its possession, (B) all signatures appeared to be original signatures, as applicable,
(C) the information set forth on the Timeshare Loan Schedule with respect to such Timeshare Loan accurately reflected the information set forth in the related Specified Documents, as applicable, and (D) none of such documents contained on its face any stamp or evidence of any lien thereon or security interest therein (other than as contemplated in the definition of Timeshare Loan File);
(2)
the Custodian does not have knowledge that, after the Initial Delivery Date, it will be holding the related Obligor Note for such Timeshare
Loan for any Person other than the Administrative Agent pursuant to this Agreement; and
(3)
the Custodian is holding the related Obligor Note that
constitutes or evidences such Timeshare Loan solely on behalf and for the benefit of the Administrative Agent;

provided, however, that if any such statements are, in part or in whole, not true and correct, the Custodian shall detail in the Initial Custodial Receipt any Deficiencies (other than any Interim Deficiencies (as defined in clause (iii)) which have been cured by the Seller or the Servicer), Absences of Recorded Mortgages or other discrepancies that it has discovered.

(iii)
Following the Custodian’s receipt of the Timeshare Loan Files on the Initial Delivery Date and until the delivery by the Custodian of the Initial Custodial Receipt, the Custodian shall provide a weekly summary to the Borrower, the Seller and the Administrative Agent of any Deficiencies discovered with respect to such Timeshare Loan Files (such Deficiencies, the “Interim Deficiencies”).
(iv)
If the Initial Custodial Receipt discloses any Deficiencies with respect to any of the related Timeshare Loan Files, then the Administrative Agent shall promptly notify the Custodian, the Borrower and the Servicer in writing, with respect to each Deficiency with respect to a Specified Document noted in such Custodial Receipt, that either (i) such Deficiency is waived or (ii) the Lenders are unwilling to maintain funding in respect of

5

DB1/ ~~121185753.1~~121185753.13

such Timeshare Loan unless the Borrower cures such Deficiency (it being understood by the parties hereto that the Timeshare Loan related to any Timeshare Loan File as to which an unwaived or uncured Deficiency exists shall not be an Eligible Timeshare Loan under the Loan Agreement).
(b)
Each Transfer Date. No later than 10:00 a.m. (New York City time) on the (x)
fifth (5th) Business Day prior to the applicable Transfer Date (in the case of a delivery of a batch of no greater than five hundred (500) Timeshare Loans, or (y) such other date as may be agreed to between the Borrower and the Custodian (in the case of a delivery of a batch of greater than five hundred (500) Timeshare Loans), in each case, for any Transfer Date occurring after the
Initial Transfer Date, the Borrower shall deliver (or cause to be delivered) to the Custodian and the Administrative Agent a Notice of Purchase together with a Timeshare Loan Schedule with respect to the Timeshare Loans to be purchased by the Borrower and pledged under the Loan Agreement on such Transfer Date. Upon pledge of such Timeshare Loans pursuant to the Loan Agreement, the Servicer shall ~~deliver~~Deliver to the Custodian the Timeshare Loan Files with respect to the Timeshare Loans to be purchased by the Borrower and pledged under the Loan Agreement on such Transfer Date. The Custodian shall become custodian for ~~and bailee of~~ the Administrative Agent on behalf of the Secured Parties, with respect to each such Timeshare Loan File ~~delivered~~Delivered pursuant to Section 3(a) or this Section 3(b). The information set forth on any Timeshare Loan Schedule delivered pursuant to Section 3(a) or this Section 3(b) shall also be concurrently delivered to the Custodian in an electronic format acceptable to the
Borrower, the Administrative Agent and the Custodian.
(c)
The Custodian shall be entitled to rely upon each Timeshare Loan Schedule provided by the Borrower pursuant to Section 3(a) or (b) as the conclusive schedule of the applicable Timeshare Loans for its confirmation, pursuant to Section 4 hereof, with respect to the related Specified Documents.
(d)
From time to time, the Borrower shall forward to the Custodian for inclusion in the appropriate Timeshare Loan File copies of any additional documents which come into existence and are required to be included in a Timeshare Loan File previously
~~delivered~~Delivered to the Custodian, and the Custodian shall add such additional documents to the appropriate Timeshare Loan File.
(e)
The Borrower shall deliver to the Custodian a copy of each of the Global Assignment (Seller) and the Global Assignment (Borrower) delivered to the Administrative
Agent, and the Custodian shall maintain each such document in a master file relating to the
Pledged Timeshare Loans.
(f)
The Borrower shall reimburse the Servicer for postage costs and other nominal third party fees and expenses reasonably incurred by the Servicer in effecting any delivery pursuant to this Section 3.
Section 4.
Certification of Timeshare Loan Files.
(a)
Not later than 12:00 p.m. (New York City time) on each Transfer Date after the Initial Transfer Date, the Custodian shall deliver to the Administrative Agent, the Borrower and the Seller a certificate (each such certificate, a “Custodial Receipt”), in the form annexed as
Exhibit C hereto, to the effect that, as to each Timeshare Loan to be pledged to the

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Administrative Agent listed on the Timeshare Loan Schedule delivered to the Custodian and the Administrative Agent pursuant to Section 3(a) or (b):

(i)
based on the Custodian’s examination of the related Specified
Documents, (A) all Specified Documents required to be included in the related
Timeshare Loan File have been fully executed, where applicable, and are either in its possession or, in the case of Electronic Documents, in its dominion in the Warehouse
Vault Partition of the eOriginal System, (B) all signatures appeared to be original signatures or authenticated electronic signatures, as applicable, (C) the information set forth on the Timeshare Loan Schedule with respect to such Timeshare Loan accurately reflected the information set forth in the related Specified Documents, as applicable, and (D) none of such documents contained on its face any stamp or evidence of any lien thereon or security interest therein (other than as contemplated in the definition of Timeshare Loan File);
(ii)
the Custodian does not have knowledge that, following the applicable Transfer Date, as applicable, for such Timeshare Loan, it will be holding the related Obligor Note for any Person other than the Administrative Agent pursuant to this Agreement; and
(iii)
the Custodian is holding the Obligor Note that constitutes or evidences such Timeshare Loan solely on behalf and for the benefit of the Administrative Agent;

provided, however, that if any such statements are, in part or in whole, not true and correct, the Custodian shall detail in such Custodial Receipt any Deficiencies, Absences of Recorded Mortgages or other discrepancies that it has discovered.

(b)
The Borrower, the Administrative Agent, and the Custodian may from time to time agree in writing to alternative certification procedures with respect to any particular
Timeshare Loan.
Section 5.
Deficiencies In Timeshare Loan Files.
(a)
If any Custodial Receipt discloses any Deficiencies with respect to any of the Timeshare Loan Files ~~delivered~~Delivered to the Custodian, then the Administrative Agent shall promptly notify the Custodian, the Borrower and the Servicer in writing, with respect to each Deficiency with respect to a Specified Document noted in such Custodial Receipt, that either (i) such Deficiency is waived or (ii) the Lenders are unwilling to provide funding in respect of such Timeshare Loan unless the Borrower cures such Deficiency (it being understood by the parties hereto that the Timeshare Loan related to any Timeshare Loan File as to which an unwaived or uncured Deficiency exists shall not be an Eligible Timeshare Loan under the Loan Agreement).
(b)
Within five Business Days after receipt by the Custodian of any additional documents delivered by the Borrower for the purpose of curing any Deficiency or Absence of Recorded Mortgage, the Custodian shall update its records to reflect such documents.

(c) Within five Business Days after the end of each calendar month, the Custodian shall deliver to the Servicer, the Borrower and the Administrative Agent an on hand report and an exception report setting forth any outstanding Deficiencies and Absences of Recorded Mortgages.

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Section 6.
Obligations of the Custodian.
(a)
The Custodian shall segregate the Timeshare Loan Files in its inventory system, and will keep the ~~physical~~Tangible Documents of the Timeshare Loan Files separate from any other files held by the Custodian, including those files relating to other Timeshare Loans owned by the Seller and other subsidiaries of the Seller, if any. The Custodian shall maintain continuous custody (except as otherwise required by this Agreement) of the Tangible Documents of the Timeshare Loan Files in the State of Minnesota in secure and fire resistant facilities in a segregated area in accordance with customary standards for such custody. With respect to Electronic Timeshare Loan Files, the Custodian shall maintain the related Electronic Documents in the Warehouse Vault Partition subject to the Electronic Collateral Control Agreement.
(b)
With respect to the documents constituting each Timeshare Loan File, the Custodian shall, and hereby agrees to, upon purchase of such related Timeshare Loan by the Borrower and pledge of such Timeshare Loan by the Borrower to the Administrative Agent (i)
act as the ~~custodian for, and the bailee (for purposes of all applicable sections of the UCC) of,~~custodial agent of the Administrative Agent, for the benefit of the Secured Parties to perfect the security interest of the Administrative Agent, on behalf of the Secured Parties, in the documents constituting such Timeshare Loan File, (ii) hold all documents constituting such Timeshare Loan File received by it for the exclusive use and benefit of the Administrative Agent, for the benefit of the Secured Parties, and (iii) make dispositions thereof only in accordance with the terms of this Agreement.
(c)
In the event that (i) the Administrative Agent, the Borrower, the Servicer or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Timeshare Loan File or a document included within a Timeshare Loan File or (ii) a third party shall institute any court proceeding by which any Timeshare Loan File or a document included within a Timeshare Loan File shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall continue to hold and maintain all Timeshare Loan Files that are the subject of such proceedings until the earlier of (i) instruction by the Administrative Agent or the Servicer to deliver such Timeshare Loan File or Specified Document or (ii) a final order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall dispose of such Timeshare Loan File or any document included within such Timeshare Loan File as directed by such determination or, if no such determination is made, in accordance with the provisions of this Agreement. Expenses of the Custodian incurred as a result of such proceedings shall be borne by the Borrower to the extent funds are available pursuant to the Loan Agreement.
(d)
To the extent that the Custodian receives any payments that it affirmatively identifies as having being made, or that the Borrower, the Servicer or the Administrative Agent notifies the Custodian have been made, in respect of any Pledged Timeshare Loans, the
Custodian shall promptly (but in any event within two (2) Business Days of such identification) remit such payments directly to the Clearing Account by wire transfer.

(e) The Custodian shall maintain each Electronic Loan Document such that (i) a watermark on the Authoritative Copy thereof shall read “View of Authoritative Copy,” (ii) a watermark on any copy of an Authoritative Copy thereof or a copy of such Electronic Contract shall read “View of Non-Authoritative Copy,” and (iii) the Required Legend is placed on each

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perceivable rendering thereof. The Custodian shall cause the Warehouse Vault Partition to reflect the name of the Borrower. The Custodian shall not transfer or Export any Electronic Document except in accordance with the terms hereof and the Electronic Collateral Control Agreement and shall not destroy any Electronic Document.

(f) The Custodian shall appoint only its own personnel (or personnel of its subcontractors) as authorized users of the Warehouse Vault Partition and the Electronic
Documents contained therein and shall not otherwise permit any Person to have access to thereto (other than (x) in connection with inspections under Section 10), (y) from and after the delivery of a Notice of Exclusive Control under (and as defined in) the Electronic Collateral Control Agreement, the Administrative Agent and any Person appointed by the Administrative Agent as an “Approved Administrative User”) and (z) personnel of eOriginal in connection with providing technical support.

Section 7.
Representations, Warranties and Covenants of the Custodian. The Custodian hereby represents and warrants to, and covenants with the Administrative Agent, for the benefit of the Secured Parties, and the Borrower that as of the date hereof and as of the Initial Delivery Date and each Transfer Date:
(a)
The Custodian is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and is qualified as a foreign entity in any state where it is required to be so qualified to conduct its business and has obtained all necessary licenses, consents and approvals as required under federal and state law, in each case, where the failure to be so qualified, licensed, consented to or approved could adversely affect the ability of the Custodian to comply with the terms of this Agreement or any other
Facility Document to which it is a party;
(b)
The Custodian has the full power and authority to hold each Obligor Note and each other item in any Timeshare Loan File for the benefit of the Administrative Agent, on behalf of the Secured Parties, from and after such pledge, and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement, and has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Custodian, enforceable against it in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies;
(c)
None of the execution and delivery of this Agreement, the ~~receipt~~Delivery of Timeshare Loan Files ~~by~~to the Custodian, the consummation of the transactions contemplated hereby or thereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, conditions or provisions of the Custodian’s charter or bylaws or any agreement or instrument to which the Custodian is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation order, judgment or decree to which the Custodian or its property is subject;
(d)
There is no litigation pending or, to the Custodian’s knowledge, threatened, which if determined adversely to the Custodian, would adversely affect the execution, delivery or enforceability of this Agreement, or any of the duties or obligations of the Custodian thereunder, or which would have a material adverse effect on the financial condition of the Custodian;

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(e)
No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Custodian of or compliance by the Custodian with this Agreement or the consummation of the transactions contemplated hereby or thereby;
(f)
Subject to Section 16(e), upon written request of the Administrative Agent, the Custodian shall take such reasonable steps as requested by the Administrative Agent to protect or maintain any interest in any Timeshare Loan;
(g)
The Custodian has not been notified by any party that any third party claims an interest in any Timeshare Loan during such time as such Timeshare Loan is a Pledged Timeshare Loan or is requesting the Custodian to act as a custodian or bailee with respect to the related Timeshare Loan Files, except such interests as are created under the Loan Agreement; ~~and~~
(h)
The Custodian covenants and warrants to the Administrative Agent and the Borrower that as of the Closing Date: (i) it holds no adverse interest, by way of security or otherwise, in any Timeshare Loan then constituting a Pledged Timeshare Loan or the related Timeshare Loan File; and (ii) the execution of this Agreement and the creation of the custodial relationship hereunder does not create any interest, by way of security or otherwise, of the Custodian in or to any Pledged Timeshare Loan or the related Timeshare Loan File, other than the Custodian’s rights hereunder as custodian ~~and bailee hereunder~~.on behalf of the
Administrative Agent, for the benefit of the Secured Parties;
(i)
The Custodian covenants to provide to the Administrative Agent and the
Borrower, as soon as reasonably practicable and in any event within three (3) Business Days after any Responsible Officer of the Custodian obtains knowledge of the occurrence of any breach of the Custodian under any Facility Document, a statement of a Responsible Officer of the Custodian setting forth the details of such event and the action which the Custodian is taking or proposes to take with respect thereto;

(j) The Custodian hereby represents and warrants that the E-Vault Access
Agreement provides the Custodian a license to use the electronic vault system of the “Web
Service” (as defined in the E-Vault Access Agreement) provided by eOriginal pursuant to the
E-Vault Access Agreement and exclusive access to the Warehouse Vault Partition (except to the extent otherwise expressly set forth herein) and none of the Borrower, the Servicer or the Administrative Agent or any Affiliate of the thereof has any right of access to the Warehouse
Vault Partition under the E-Vault Access Agreement; and

(k) The Custodian shall provide written notice to the Administrative Agent and the Borrower of any breach by eOriginal under the E-Vault Access Agreement that permits the Custodian to terminate the E-Vault Access Agreement within three (3) Business Days of the Custodian’s knowledge thereof and shall provide written notice of any subsequent decision by the Custodian to terminate the E-Vault Access Agreement on or prior to the day on which the Custodian delivers a notice of termination to eOriginal under the E-Vault Access Agreement.

Section 8.
Release of Timeshare Loan Files.
(a)
The Custodian shall release any Timeshare Loan File to the Administrative
Agent upon delivery by the Administrative Agent of a Request for Release of Documents (Administrative Agent). A Request for Release of Documents (Administrative Agent) must be

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countersigned by the Servicer, unless a Servicer Termination Event, Unmatured Servicer Termination Event, Event of Default or Default has occurred.
(b)
The Servicer may deliver to the Custodian a Request for Release of Documents (Servicer). A Request for Release of Documents (Servicer) shall not require a countersignature by the Administrative Agent (i) for any Timeshare Loan that has been paid in full, (ii) for the enforcement of any Timeshare Loan or to pursue foreclosure or other legal proceedings or (iii) in connection with any Timeshare Loan Upgrade. A Request for Release of Documents (Servicer) for any other purpose shall require a countersignature by the Administrative Agent. Upon receipt of a properly completed Request for Release of Documents (Servicer), the Custodian shall send the requested Timeshare Loan File to the Servicer. If a Timeshare Loan File is released to the Servicer for the purpose of facilitating the enforcement of the Timeshare Loan related to such Timeshare Loan File, the Servicer shall return such Timeshare Loan File immediately upon its need for such Timeshare Loan File having come to an end and in any event, within twenty-one
(21) days of the Servicer’s receipt thereof, unless such Timeshare Loans File is being used to pursue foreclosure or other legal proceedings. At such time as the Servicer returns any such Timeshare Loan File to the Custodian, the Servicer shall provide written notice of such return to the Administrative Agent and the Custodian in the form of Exhibit D to this Agreement.
(c)
In connection with any Permitted Release of a Pledged Timeshare Loan, the Borrower, or the Servicer on behalf of the Borrower, shall deliver to the Custodian a Borrower Redesignation (which Borrower Redesignation shall have been countersigned by the Administrative Agent). Promptly following receipt of such Borrower Redesignation and consistent with the instructions therein, the Custodian shall transfer the related Timeshare Loan Files to the party specified in such Borrower Redesignation and revise its records to reflect that it is no longer holding the Timeshare Loans designated therein or the related Timeshare Loan Files for the benefit of the Administrative Agent. The Custodian shall not otherwise transfer a
Timeshare Loan File in respect of a Pledged Timeshare Loan to the Borrower or the Seller.
Section 9.
Fees and Expenses of the Custodian. It is understood that the Custodian shall be entitled to charge fees and receive reimbursement for reasonable out-of-pocket expenses under this Agreement, as specified in that certain “Schedule of Fees” attached hereto as Exhibit G, and such fees and expenses shall be payable solely pursuant to Section 2.06(b) of the Loan Agreement.
Section 10.
Inspection. Upon reasonable (but in no event less than two (2) Business Days) prior written notice to the Custodian, each of the Administrative Agent and its authorized representatives will be permitted during the Custodian’s normal business hours to examine the Timeshare Loan Files, documents, records and other papers in the possession or under the control of the Custodian relating to any or all of the Timeshare Loans. The reasonable out-of-pocket expenses incurred by the Custodian, if any, in connection with any such examination shall be payable by the Borrower from funds available to pay such amounts pursuant to Section 2.06(b) of the Loan Agreement.
Section 11.
Insurance of the Custodian. The Custodian shall, at its own expense, maintain at all times during the term of this Agreement and keep in full force and effect (a) fidelity insurance, (b)
theft of documents insurance, (c) fire insurance, and (d) forgery insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for similar insurance typically maintained by banks that act as custodian in similar transactions.
Section 12.
Periodic Statements. Within two (2) Business Days after the written request of the Administrative Agent or the Borrower, the Custodian shall provide to the requesting party a list of all the Timeshare Loans for which the Custodian holds a Timeshare Loan File pursuant to this Agreement.

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Such list may be in the form of a copy of all Timeshare Loan Schedules with manual deletions to specifically denote any Timeshare Loans paid in full, liquidated or released since the date of this
Agreement.
Section 13.
Copies of Timeshare Loan Files. Within two (2) Business Days after the written request of the Administrative Agent or the Servicer, the Custodian shall provide the requesting party, at the requesting party’s own expense, with copies of the documents in the Timeshare Loan Files, including both Tangible Documents and Electronic Documents. If the Custodian determines that the copy volume requested is too large to process within the stated timeframe then a new completion timeframe will be agreed upon between the Custodian and the requestor.
Section 14.
Resignation by and Removal of Custodian; Successor Custodian.
(a)
The Custodian may at any time resign and terminate its obligations under this Agreement upon at least 60 days’ prior written notice to the Borrower and the Administrative Agent; provided, however that no such resignation or termination shall be effective (i) unless the Custodian is also resigning or terminating its obligations under each other agreement pursuant to which it acts as custodian for the Seller or any subsidiary of the Seller or any indenture trustee for or lender to the Seller or any such subsidiary and (ii) until a successor Custodian is appointed (and accepts such appointment) pursuant to the terms of this Section 14(a). Promptly after receipt of notice of the Custodian’s intended resignation, the Borrower shall appoint, by written instrument, a successor custodian acceptable to the Administrative Agent. If the Borrower fails to appoint a successor custodian pursuant to the terms hereof within 30 days after receipt of the Custodian’s notice of resignation, the Administrative Agent shall have the exclusive right to appoint by written instrument, a successor custodian. If the Administrative Agent fails to appoint a successor Custodian within 60 days after receipt of the Custodian’s notice of resignation, the Custodian may petition a court of competent jurisdiction to appoint a successor custodian. One original counterpart of any aforementioned instrument of appointment shall be delivered to each of the Borrower, the Servicer, the Administrative Agent and the successor custodian.
(b)
If the Custodian defaults in the performance of its obligations hereunder and the result is to materially and adversely affect the interests of the Administrative Agent or the
Secured Parties in the Timeshare Loan Files, the Administrative Agent, upon at least 60 days’ written notice to the Custodian, may remove and discharge the Custodian (or any successor custodian thereafter appointed) from the performance of its obligations under this Agreement. A copy of such notice shall be delivered to the Borrower and the Servicer. Promptly after the giving of notice of removal of the Custodian, the Administrative Agent shall appoint, by written instrument, a successor custodian consented to by the Borrower (such consent not to be unreasonably withheld or delayed). One original counterpart of such instrument of appointment shall be delivered to each of the Borrower, the Servicer, the Custodian and the successor custodian.
(c)
In the event of any such resignation or removal and after the payment of unpaid fees and expenses of the Custodian, the Custodian shall promptly transfer to the successor custodian, as directed in writing by the Administrative Agent, all Timeshare Loan Files being administered under this Agreement.
Section 15.
Indemnity. The Borrower, to the extent of funds available to pay such amounts pursuant to Section 2.06(b) of the Loan Agreement, agrees to indemnify and hold harmless the Custodian against any and all claims, losses, liabilities, damages or expenses (including reasonable attorneys’ fees, court costs and costs of investigation) of any kind or nature whatsoever arising out of or in connection

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with this Agreement that may be imposed upon, incurred by or asserted against the Custodian; provided, however, that this Section 15 shall not relieve the Custodian from liability for its willful misfeasance, bad faith, negligence or gross negligence or for its failure to perform its duties hereunder in accordance with the standard of care set forth in Section 2. The provisions of this Section 15 shall survive the resignation or removal of the Custodian and the termination of this Agreement. Any amounts payable by the
Borrower hereunder shall be limited to funds available to pay such amounts pursuant to Section 2.06(b)
of the Loan Agreement.
Section 16.
Limitation of Liability.
(a)
In connection with the Custodian’s timely performance of its obligations and duties under Sections 4, 5, 6, 7 and 8 hereof, the Custodian shall not be liable to the Borrower, the Administrative Agent or any other Person for any loss, claim, damage, liability or expense resulting from or arising out of any act or failure to act by it, other than for any loss, claim, damage, liability or expense arising out of the Custodian’s failure to perform such obligations in accordance with the standard of care set forth in Section 2. Except in connection with the Custodian’s timely performance of its obligations and duties under Sections 4, 5, 6, 7 and 8, the Custodian shall not be liable to the Borrower, the Administrative Agent or any other Person for any loss, claim, damage, liability or expense resulting from or arising out of any act or failure to act by it in connection with this Agreement, other than for any loss, claim, damage, liability or expense arising out of willful misfeasance, bad faith, gross negligence, negligence or reckless disregard of its obligations hereunder. In no event shall the Custodian, its directors, officers, affiliates, agents and employees be held liable for any indirect, punitive or consequential damages from any action taken or omitted to be taken by it or them hereunder or in connection herewith, even if advised of the possibility of such damages. The obligations of the Custodian shall be determined solely by the express provisions of this Agreement. No representation, warranty, covenant, agreement, obligation or duty of the Custodian shall be implied with respect to this Agreement or the Custodian’s services hereunder.
(b)
In the Custodian’s review of documents pursuant to Section 4 of this Agreement, the Custodian shall be under no duty or obligation to inspect, review or examine the Specified Documents to determine that the contents thereof are genuine, enforceable or appropriate for the represented purpose or that they are other than what they purport to be on their face.
(c)
The Custodian may rely, and shall be protected in acting or refraining from acting, in each case, in accordance with the terms of this Agreement, upon and need not verify the accuracy of, (i) any written instructions, from any persons the Custodian reasonably believes to be authorized to give such instructions, who shall only be, with respect to the Borrower, the Servicer and the Administrative Agent, persons the Custodian believes in good faith to be Authorized Representatives, and (ii) any written instruction, notice, order, request, direction, certificates, opinion or other instrument or document reasonably believed by the Custodian to be genuine and to have been signed and presented by the proper party or parties, which, with respect to the Borrower, the Servicer or the Administrative Agent, shall mean signature and presentation by Authorized Representatives whether such presentation is by personal delivery, express delivery or facsimile.
(d)
The Custodian may consult with counsel with regard to legal questions arising out of or in connection with this Agreement, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Custodian in reliance, in good faith, and in accordance therewith.

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(e)
No provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur financial liability in the performance of its duties under this Agreement if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it.
(f)
The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy, legality, priority, enforceability, recordability, ownership, title, sufficiency, due authorization, genuineness, or perfection of any of the Specified Documents, any lien upon, or security interest in, any Timeshare Loans or related Timeshare
Loan Files purported to be granted at any time pursuant to the Loan Agreement. The Custodian makes no representations as to the collectability, insurability, effectiveness or suitability of any Timeshare Loan.
(g)
Notwithstanding anything to the contrary in Section 16(a), the Custodian shall not be liable for any delays in performance for causes beyond its control, including acts of war or terrorism, computer viruses, powerline failures, fire, flood, epidemic, unusually severe weather, strike, acts of the Borrower or the Administrative Agent, restriction by civil or military authority in their sovereign or contractual capacities, transportation failure, or inability to obtain labor, including the inability of the Custodian to access the Electronic Documents relating to the Electronic Timeshare Loan Files due to any such event. In the event of any such delay, performance shall be extended for so long as such period of delay.
(h)
The Custodian shall have no duties or responsibilities except those that are specifically set forth herein. The Custodian shall be under no responsibility or duty with respect to the disposition of any Timeshare Loan Files while such Timeshare Loan Files are not in its possession. If the Custodian shall request instructions from the Administrative Agent with respect to any act, action or failure to act in connection with this Agreement, the Custodian shall be entitled to refrain from taking such action and continue to refrain from acting unless and until the Custodian shall have received written instructions from the Administrative Agent, without incurring any liability therefor to the Administrative Agent, the Borrower or any other Person; provided, that the Custodian shall at all times maintain custody of the Timeshare Loan Files
(except as otherwise required by this Agreement) and otherwise comply with its obligations hereunder.
(i)
The Custodian shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement other than for the Custodian’s compensation or for reimbursement of expenses.

(j) The Custodian shall not be responsible for the acts or omissions of the Administrative Agent, the Borrower, the Servicer, eOriginal, DocuSign, SignPost or any other Person. The parties acknowledge and agree that in making statements herein regarding “control” of the Electronic Timeshare Loan Files, the Custodian is relying on (and shall be entitled to conclusively rely upon) representations and covenants from eOriginal regarding the eOriginal System and the various criteria constituting “control” (within the meaning of Section 9-105 of the UCC and Section 16 of UETA) as set forth in the Electronic Collateral Control Agreement.

(k) The Custodian may act in reliance upon any written communication of the Administrative Agent concerning the Delivery, possession or “control” of the Timeshare Loan
Files pursuant to this Agreement. The Custodian does not assume and shall have no

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responsibility for, and makes no representation as to, monitoring the value of the Timeshare
Loans.

(l) The Custodian shall not be responsible for any Electronic Document in the Warehouse Vault Partition, or for any obligations related thereto (including, but not limited to, reporting related to such Electronic Loan Document), under this Agreement or the Electronic Collateral Control Agreement after its access to the Warehouse Vault Partition is terminated in connection with the delivery of a Notice of Exclusive Control delivered under (and as defined in) the Electronic Collateral Control Agreement. The reasonable and documented fees and expenses due and owing to eOriginal after the Custodian’s access to the Warehouse Vault Partition is terminated shall be paid in accordance with Section 2.06(b) of the Loan Agreement.

Section 17.
Borrower and Servicer Remain Liable. Notwithstanding any term or provision of this Agreement, (a) each of the Borrower and the Servicer shall remain liable under the Facility Documents to which each is a party to perform all of its respective duties and obligations thereunder to the same extent as if this Agreement had not been executed, and (b) the exercise by the Administrative Agent or the Custodian of any of their respective rights under this Agreement shall not release either of the Borrower or the Servicer from any of its respective duties or obligations under the Facility
Documents to which it is a party with respect to the Pledged Timeshare Loans.
Section 18.
Term of Agreement. This Agreement shall terminate upon termination of the
Loan Agreement in accordance with its terms on the Final Collection Date and payment in full of all amounts due to the Custodian hereunder. Upon the occurrence of the Final Collection Date, the
Borrower shall prepare and deliver to the Custodian, and the Administrative Agent shall countersign, a Borrower Redesignation respecting the appropriate disposition of all Timeshare Loan Files hereunder. Upon the effectiveness of the resignation or termination of GVS as Servicer under the Servicing
Agreement and the return by GVS of all Timeshare Loans Files in its possession in compliance with
Section 8(b) of this Agreement, GVS shall no longer be a party to, or have any rights or obligations under, this Agreement.
Section 19.
Authorized Representatives. The names of the officers of the Borrower, the Servicer and the Administrative Agent who are authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Borrower, the Servicer and the Administrative Agent (“Authorized Representatives”) are set forth, respectively, on Exhibits E-1, E-2 and E-3 hereto. From time to time, by delivering to the Custodian a revised exhibit, each of the Borrower, the Servicer and the Administrative Agent may change the information previously given on its exhibit, but the Custodian shall be entitled to rely conclusively on the last exhibit until receipt of a superseding exhibit.
Section 20.
Notices. All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by overnight courier service, or by registered, certified or express mail, postage prepaid, return receipt requested, or by facsimile copy (accompanied by a telephonic confirmation of receipt thereof), and shall be effective when received by the addressee. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section, notices, demands, instructions and other communications shall be given in writing to the respective parties hereto at their respective addresses set forth on Schedule 1 hereto.
Section 21.
GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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DB1/ ~~121185753.1~~121185753.13

Section 22.
CONSENT TO SERVICE; SUBMISSION TO JURISDICTION; WAIVER OF TRIAL BY JURY. EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH IN SECTION 20 HEREOF. WITH RESPECT TO ANY CLAIM
ARISING OUT OF THIS AGREEMENT, EACH PARTY HERETO IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK
AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING HERETO BROUGHT IN ANY SUCH COURT, IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM AND FURTHER IRREVOCABLY WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH CLAIM, SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER
SUCH PARTY, PROVIDED THAT SERVICE OF PROCESS IS MADE AS SET FORTH IN
THIS SECTION 22, OR BY ANY OTHER LAWFUL MEANS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL
BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.
Section 23.
Assignment; Binding Effect. No party to this Agreement may assign its rights or delegate its obligations under this Agreement without the express written consent of the other parties hereto. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
Section 24.
Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and together shall constitute and be one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.
Section 25.
Headings. The Section headings are not part of this Agreement and shall not be used in its interpretation.
Section 26.
Advice from Independent Counsel. The parties hereto understand that this Agreement is a legally binding agreement that may affect such party’s rights. Each party represents to the others that is has received legal advice from counsel of its choice regarding the meaning and legal significance of this Agreement and that it is satisfied with its legal counsel and the advice received from
it.
Section 27.
Merger or Consolidation of the Custodian. Any corporation, banking association or trust company into which the Custodian may be merged or converted or consolidated with, or any corporation, banking association or trust company resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any corporation, banking association or trust company succeeding to all or substantially all the corporate trust business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto.
Section 28.
Certain Remedies; Instructions of Administrative Agent.

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(a)
The Custodian shall perform the Custodian’s duties and protect and enforce the Custodian’s rights and the rights of the Administrative Agent under this Agreement by such appropriate actions and proceedings as the Custodian (with the consent, or at the direction, of the Administrative Agent) or the Administrative Agent shall deem most effective to protect and enforce any such rights, whether by bringing suit for the specific enforcement of any covenant or agreement in this Agreement or by the exercise of any power granted herein or therein, or by any other proper remedy or legal or equitable right vested in the Custodian under this Agreement or by applicable law.
(b)
Without limitation to any provision of Section 28(a) hereof but subject to
Section 16 hereof, the Custodian hereby agrees to follow the reasonable instructions of the Administrative Agent with respect to the performance of the Custodian’s duties, the exercise of the Custodian’s powers and the enforcement of the Custodian’s rights (in any capacity) and the rights of the Administrative Agent under this Agreement.
Section 29.
Amendments. No amendment or modification of any provision of this
Agreement shall be effective without the written agreement of each of the parties hereto, and no termination or waiver of any provision of this Agreement or consent to any departure therefrom by the Custodian, the Borrower or the Servicer shall be effective without the written concurrence of the Administrative Agent.
Section 30.
No Proceedings.
(a)
The Custodian hereby agrees that it will not institute against, or join any other Person in instituting against, the Borrower any proceedings of the type referred to in the definition of “Event of Bankruptcy” in the Loan Agreement so long as any obligations of the Borrower under the Loan Agreement shall be outstanding or there shall not have elapsed one year and one day since the last day on which any such obligations shall have been outstanding.
(b)
The Custodian hereby agrees that it will not institute against any Conduit Lender any proceedings of the type referred to in the definition of “Event of Bankruptcy” in the Loan Agreement.

Section 31. Communication and Control. . The parties agree that each Electronic Loan Document shall be “communicated” to the Custodian upon the transfer of the Authoritative Copy of such Electronic Loan Document to the Warehouse Vault Partition and acceptance of the Custodian of such Authoritative Copy into the Warehouse Vault Partition, and the Custodian shall thereafter maintain such Electronic Loan Document in the Warehouse Vault Partition on behalf of the Administrative Agent for the benefit of the Secured Parties. The Custodian shall maintain the Warehouse Vault Partition so that the eOriginal System will place the Required Legend on each page of any perceivable copy of an
Electronic Loan Document in the related Electronic Timeshare Loan File. The Custodian shall not make any changes to the owner of record of the Warehouse Vault Partition or to the legend which appears on the Electronic Documents in the Electronic Timeshare Loan Files without the prior written consent of the Administrative Agent.

Section 32. Exporting Electronic Timeshare Loan Files.

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(a) As and when directed in writing by the Administrative Agent or its designee following an Event of Default or a Servicer Termination Event, the Custodian shall initiate the Export process with respect to an Electronic Timeshare Loan File and deliver to the
Administrative Agent copies of reports produced by the eOriginal System that set forth, in reasonable detail, the history, including, without limitation, the original electronic execution, if applicable, as well as the previous alterations, modification or amendments and the conversion to Tangible Documents of any such Approved Exported Timeshare Loan File. The Custodian shall then confirm to the Administrative Agent in writing that (i) it has in its possession a Tangible Document for each Electronic Document which was contained in the Electronic Timeshare Loan File that was Exported, (ii) that such Tangible Documents are being held together with the document history report prepared by eOriginal related to such Timeshare Loan File and with all other Tangible Documents related to such Timeshare Loan File, (iii) that it is maintaining such Approved Exported Timeshare Loan File as a Tangible Timeshare Loan File.

(b) As and when directed by the Servicer, and pursuant to a Request for Release of Documents (Servicer), the Custodian shall deliver the related Electronic Documents to a vault partition on the eOriginal System designated by the Servicer in order for the Servicer to perform the Export process. The Servicer may subsequently Deliver such Approved Exported Timeshare Loan File and related files to the Custodian. Upon receipt of such Timeshare Loan Files and related Timeshare Loan Schedule, the Custodian shall confirm the contents of such Timeshare
Loan Files in accordance with the terms of this Custodial Agreement.

(c) The reasonable and documented fees, costs and expenses related to such
Exporting of an Electronic Timeshare Loan File shall be the obligation of the Borrower and shall be paid in accordance with Section 2.06 of the Loan Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives as of the day and year first above written.

HILTON GRAND VACATIONS TRUST I LLC,

as Borrower

By:_______________________________

Name:

Title:

GRAND VACATIONS SERVICES LLC,

as Servicer

By:_______________________________

Name:

Title:

~~DEUTSCHE~~ BANK ~~SECURITIES~~OF AMERICA, ~~INC~~N.A.,

as Administrative Agent

By:_______________________________

Name:

Title:

By:_______________________________

Name:

Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Custodian

By_______________________________

Name:

Title:

Signature Page to Custody Agreement

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SCHEDULE 1

ADDRESSES FOR NOTICES

Custodian

Wells Fargo Bank, National Association

MAC N~~9311-161~~9300-061

~~Sixth~~600 S. 4th Street ~~and Marquette Ave.~~

Minneapolis, MN ~~55479~~55415

Attention: Corporate Trust Services -- Asset-Backed Administration

Administrative Agent

~~Deutsche~~ Bank ~~Securities~~of America, ~~Inc~~N.A.

~~60 Wall Street~~One Bryant Park, ~~3rd~~ Floor 11

New York, New York ~~10005~~10036

Borrower

Hilton Grand Vacations Trust I LLC

6355 Metro West Blvd, Suite 180

#1549

Orlando, FL 32835

Servicer Grand Vacations Services, LLC, as Servicer 6355 Metro West Blvd., Suite 180 Orlando, FL 32835

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EXHIBIT A

REQUEST FOR RELEASE OF DOCUMENTS (SERVICER)

[Date]

Wells Fargo Bank, National Association,

as Custodian

ABS Custody Vault

1055 10th Avenue SE

MAC N9401-011

Minneapolis, MN 55414

~~Deutsche~~ Bank ~~Securities~~of America, ~~Inc~~N.A.,

as Administrative Agent

~~60 Wall Street~~

One Bryant Park, Floor 11

New York, New York ~~10005~~10036

Re: Custody Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), dated as of May 9, 2013 among Hilton Grand Vacations Trust I LLC, as borrower, Grand Vacations Services LLC, as Servicer, ~~Deutsche~~ Bank ~~Securities~~of America, ~~Inc~~N.A., as Administrative Agent and Wells Fargo Bank, National Association, as the Custodian

In connection with the servicing, collection and administration of the Timeshare Loans and related Timeshare Loan Files held by you as the Custodian for the Administrative Agent, for the benefit of the Secured Parties, we request the release, and acknowledge receipt of the [Timeshare Loan
File/specify documents] for the Timeshare Loan(s) described below, for the reason(s) indicated.

Name

of applicable Obligor: ________________________

Account Number: ________________________

Reason for Requesting Documents (check one)

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_____ 1.	Timeshare Loan paid in full (countersignature of Administrative Agent not required)
_____ 2.

Timeshare Loan to be released pursuant to Section 8 of the Agreement in connection with the enforcement of the Timeshare Loan or to pursue foreclosure or other legal proceedings (countersignature of Administrative Agent not required)

_____ 3.	Timeshare Loan Upgrade (countersignature of Administrative Agent not required)
_____ 4.	Other (explain) _______________________________ (countersignature of Administrative Agent required)

If part of the Timeshare Loan File was previously released to us, please release to us our previous Request for Release of Documents on file with you, as well as any additional documents in your possession relating to the above specified Timeshare Loan.

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Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Agreement.

GRAND VACATIONS SERVICES LLC,

as Servicer

By:_______________________________

Name:

Title:

Date:

[ACKNOWLEDGED AND AGREED:

~~DEUTSCHE~~ BANK ~~SECURITIES~~OF AMERICA, ~~INC~~N.A.,

as Administrative Agent

By:____________________________________

Name:

Title: ]

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EXHIBIT B

REQUEST FOR RELEASE OF DOCUMENTS (ADMINISTRATIVE AGENT)

[Date]

Wells Fargo Bank, National Association,

as Custodian

ABS Custody Vault

1055 10th Avenue SE

MAC N9401-011

Minneapolis, MN 55414

Hilton Grand Vacations Trust I LLC,

as Borrower

6355 Metro West Blvd, Suite 180

#1549

Orlando, FL 32835

Grand Vacations Services LLC,

as Servicer

5323 Millenia Lakes Blvd

Suite 400

Orlando, FL 32839

Re: Custody Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), dated as of May 9, 2013 among Hilton Grand Vacations Trust I LLC, as borrower, Grand Vacations Services LLC, as Servicer, ~~Deutsche~~ Bank ~~Securities~~of America, ~~IncN.A~~., as Administrative Agent and Wells Fargo Bank, National Association, as the Custodian

As Administrative Agent under the Agreement, we request the release, and acknowledge receipt of the [Timeshare Loan File/specify documents] for the Timeshare Loan(s) described below, for the reason(s) indicated.

Name

of applicable Obligor: ________________________

Account Number: ________________________

Reason for Requesting Documents:

____________________________________________________________________________________________________________________________________________________________

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If part of the Timeshare Loan File was previously released to us, please release to us our previous Request for Release of Documents on file with you, as well as any additional documents in your possession relating to the above specified Timeshare Loan.

The absence of a countersignature below from the Servicer constitutes a certification by the Administrative Agent (upon which certification the Custodian may conclusively rely) that none of a Servicer Termination Event, Unmatured Servicer Termination Event, Event of Default or Default has occurred under the Receivables Loan Agreement.

DB1/ ~~121185753.1~~121185753.13

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Agreement.

~~DEUTSCHE~~ BANK ~~SECURITIES~~OF AMERICA, ~~INC~~N.A.,

as Administrative Agent

By:_______________________________

Name:

Title:

Date:

[ACKNOWLEDGED AND AGREED:

GRAND VACATIONS SERVICES LLC,

as Servicer

By:____________________________________

Name:

Title: ]

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EXHIBIT C

TIMESHARE LOAN FILE CUSTODIAL RECEIPT

[Date]

Hilton Grand Vacations Trust I LLC,

as Borrower

6355 Metro West Blvd, Suite 180

#1549

Orlando, FL 32835

Grand Vacations Services LLC,

as Servicer

5323 Millenia Lakes Blvd

Suite 400

Orlando, FL 32839

~~Deutsche~~ Bank ~~Securities~~of America, ~~Inc~~N.A.,

as Administrative Agent

~~60 Wall Street~~

One Bryant Park, Floor 11

New York, New York ~~10005~~10036

Re: Custody Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), dated as of May 9, 2013 among Hilton Grand Vacations Trust I LLC, as borrower, Grand Vacations Services LLC, as Servicer, ~~Deutsche~~ Bank ~~Securities~~of America, ~~IncN.A~~., as Administrative Agent and Wells Fargo Bank, National Association, as the Custodian

Ladies and Gentlemen:

In accordance with the provisions of Section [3(a)(ii)] [4] of the Agreement, the undersigned, as the Custodian, hereby certifies that, as to each Timeshare Loan listed in the Timeshare Loan Schedule dated ________ __, 20__, it has reviewed the documents delivered to it pursuant to Section 3 of the Agreement and has determined that, except as noted in the attached Exceptions Schedule:

(i)
Each Timeshare Loan (as identified by its Account Number) listed on such Timeshare Loan Schedule is listed on the attached Schedule of Timeshare Loans
Files Reviewed;
(ii)
based on the Custodian’s examination of the related Specified
Documents, (A) all Specified Documents required to be included in the related
Timeshare Loan File have been fully executed, where applicable, and are either in its possession or, in the case of Electronic Documents, in its dominion in the Warehouse

DB1/ ~~121185753.1~~121185753.13

Vault Partition of the eOriginal System, (B) all signatures appeared to be original signatures or authenticated electronic signatures, as applicable, (C) the information set forth on the Timeshare Loan Schedule with respect to such Timeshare Loan accurately reflected the information set forth in the related Specified Documents, as applicable, and (D) none of such documents contained on its face any stamp or evidence of any lien thereon or security interest therein (other than as contemplated in the definition of Timeshare Loan File);
(iii)
the Custodian does not have knowledge that, [after the Initial Delivery Date][following the applicable Transfer Date, as applicable, for such Timeshare Loan], it will be holding the related Obligor Note [for such Timeshare Loan] for any Person other than the Administrative Agent pursuant to the Agreement; and
(iv)
the Custodian is holding the related Obligor Note that constitutes or evidences such Timeshare Loans solely on behalf and for the benefit of the
Administrative Agent.

The Custodian has made no independent examination of such documents beyond the review specifically required in the Agreement. The Custodian makes no representations as to the: (i) validity, legality, sufficiency, enforceability or genuineness of any such documents contained in the Timeshare
Loan File related to any of the Timeshare Loans identified on the attached Schedule of Timeshare Loans Files Reviewed other than that such documents are fully executed, or (ii) ~~collectibility~~collectability, insurability, effectiveness or suitability of any such Timeshare Loan.

The Custodian hereby certifies to the Administrative Agent that the Timeshare Loan File listed on the attached Schedule of Timeshare Loans Files Reviewed is held by the Custodian for the benefit of the Administrative Agent. This receipt is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this receipt by virtue of the acceptance hereof assents and by which such holder is bound.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Agreement.

WELLS FARGO BANK, NATIONAL
ASSOCIATION,

as Custodian

By:

Name:

Title:

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EXCEPTIONS SCHEDULE

[To be completed by Custodian]

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SCHEDULE OF TIMESHARE LOAN FILES RECEIVED

[To be completed by Custodian]

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EXHIBIT D

RETURN OF DOCUMENTS TO CUSTODIAN

[Date]

Wells Fargo Bank, National Association,

as Custodian

ABS Custody Vault

1055 10th Avenue SE

MAC N9401-011

Minneapolis, MN 55414

~~Deutsche~~ Bank ~~Securities~~of America, ~~Inc~~N.A.,

as Administrative Agent

~~60 Wall Street~~

One Bryant Park, Floor 11

New York, New York ~~10005~~
10036

Re: Custody Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), dated as of May 9, 2013 among Hilton Grand Vacations Trust I LLC, as borrower, Grand Vacations Services LLC, as Servicer, ~~Deutsche~~ Bank ~~Securities~~of America, ~~IncN.A~~., as Administrative Agent and Wells Fargo Bank, National Association, as the Custodian

Ladies and Gentlemen:

In accordance with Section 8 of the Agreement, enclosed please find the Timeshare Loan File for the Timeshare Loan(s) described below:

Name of applicable Obligor: ________________________

Account Number: ________________________

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Agreement.

GRAND VACATIONS SERVICES LLC,

as Servicer

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By: _______________________________

Name:

Title:

Date:

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EXHIBIT E-1

Authorized Representatives of Borrower:

(On file with the Administrative Agent)

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EXHIBIT E-2

Authorized Representatives of Servicer:

(On file with the Administrative Agent)

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EXHIBIT E-3

Authorized Representatives of Administrative Agent:

(On file with the Administrative Agent)

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EXHIBIT F

NOTICE OF PURCHASE

[Date]

Wells Fargo Bank, National Association,

as Custodian

ABS Custody Vault

1055 10th Avenue SE

MAC N9401-011

Minneapolis, MN 55414

~~Deutsche~~

Bank ~~Securities~~of America, ~~Inc~~N.A.,

as Administrative Agent

~~60 Wall Street~~

One Bryant Park, Floor 11

New York, New York ~~10005~~
10036

Ladies and Gentlemen:

The undersigned hereby notifies you, as the Custodian, that (i) on [date of purchase] (the
“Transfer Date”) the Obligor Notes and related Timeshare Loan Files specified in the attached Schedule
A (the “Timeshare Loan Schedule”) will be purchased by Hilton Grand Vacations Trust I LLC (the “Borrower”) and (ii) from and after the Transfer Date, the Timeshare Loans will be pledged by the
Borrower to ~~Deutsche~~ Bank ~~Securities~~of America, ~~Inc~~N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) pursuant to that certain Receivables Loan Agreement, dated as of May 9,
2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan
Agreement”) among the Borrower, Wells Fargo Bank, National Association, as paying agent and securities intermediary, the “Lenders” and “Managing Agents” from time to time party thereto and the Administrative Agent.

The Obligor Notes and related Timeshare Loan Files listed on the Timeshare Loan Schedule are to be held by you as ~~bailee of, and~~ agent for, the Administrative Agent, for the benefit of the “Secured Parties” under and as defined in the Loan Agreement, pursuant to the terms of the Custody Agreement
(as amended, restated, supplemented or otherwise modified from time to time, the “Custody
Agreement”), dated as of May 9, 2013 among the Borrower, Grand Vacations Services LLC, as Servicer, ~~Deutsche~~ Bank ~~Securities~~of America, ~~Inc~~N.A., as Administrative Agent and Wells Fargo Bank, National Association, as the Custodian, until released or transferred as provided in the Custody Agreement.

DB1/ ~~121185753.1~~121185753.13

Capitalized words used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Custody Agreement.

A security interest in the Timeshare Loans has been granted to the Administrative Agent, for the benefit of the Secured Parties pursuant to the Loan Agreement. On or prior to the Transfer Date, you are instructed to enter the Administrative Agent’s name and address in your records as the pledgee of such Timeshare Loans.

Hilton Grand Vacations Trust I LLC

By:_______________________________

Name:

Title:

Date:

DB1/ ~~121185753.1~~121185753.13

SCHEDULE A

TIMESHARE LOAN SCHEDULE

Account Numbers of Timeshare Loans

[To Be Attached]

DB1/ ~~121185753.1~~121185753.13

EXHIBIT G

SCHEDULE OF FEES

Available upon request.

DB1/ ~~121185753.1~~121185753.13

EXHIBIT H

BORROWER REDESIGNATION

[Date]

Wells Fargo Bank, National Association,

as Custodian

ABS Custody Vault

1055 10th Avenue SE

MAC N9401-011

Minneapolis, MN 55414

Re: Custody Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), dated as of May 9, 2013 among Hilton Grand Vacations Trust I LLC, as Borrower, Grand Vacations Services LLC, as Servicer, ~~Deutsche~~ Bank ~~Securities~~of America, ~~Inc~~N.A., as Administrative Agent and Wells Fargo Bank, National Association, as the Custodian

The undersigned hereby notifies you, as the Custodian, that (i) on [date] (the “Redesignation
Date”) the Obligor Notes and related Timeshare Loan Files related to the Timeshare Loans specified by Account Number in the attached Schedule A will be the subject of a Permitted Release pursuant to that certain Receivables Loan Agreement, dated as of May 9, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) among Hilton Grand Vacations Trust I
LLC (the “Borrower”), Wells Fargo Bank, National Association, as paying agent and securities intermediary, the “Lenders” and “Managing Agents” from time to time party thereto and ~~Deutsche~~ Bank ~~Securities~~of America, ~~Inc~~N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

In connection with such Permitted Release, on the Redesignation Date the Timeshare Loan Files will no longer be held by you as the Custodian for the Administrative Agent, for the benefit of the
Secured Parties. The Borrower hereby instructs you, on the Redesignation Date, to [revise your records to reflect that you are holding each such Timeshare Loan File for the benefit of [NAME]][transfer each such Timeshare Loan File to [NAME] at [ADDRESS]].

[This Borrower Redesignation also constitutes notice that the Final Collection Date has occurred under the Loan Agreement.]~~4~~

DB1/ ~~121185753.1~~121185753.13

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Agreement.

Hilton Grand Vacations Trust I LLC,

as Borrower

By:_______________________________

Name:

Title:

Date:

ACKNOWLEDGED AND AGREED:

~~DEUTSCHE~~ BANK ~~SECURITIES~~OF AMERICA, ~~INC~~N.A.,

as Administrative Agent

By:____________________________________

Name:

Title:

With a copy to:

Grand Vacations Services LLC,

as Servicer

6355 Metro West Blvd., Suite 180

Orlando, FL 32835

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SCHEDULE A

SCHEDULE OF RELEASED TIMESHARE LOAN FILES

Account Numbers of Timeshare Loans

[To Be Attached]

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EXHIBIT I

EORIGINAL SYSTEM DESCRIPTION

(On file with the Administrative Agent)

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